UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2009

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2009

American Century Investments

Disciplined Growth Fund

Equity Growth Fund

Income & Growth Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended June 30, 2009. We appreciate your trust in American Century Investments® during these challenging times.

The U.S. economy continued to struggle at the close of the reporting period, part of the lingering fallout from the subprime-initiated credit and financial crises and global recession that shook the capital markets during the past two years. The recession has affected everyone—from first-time individual investors to hundred-year-old financial institutions.

However, as we mark the second anniversary of the start of the subprime mortgage meltdown, the worst of the economic and financial market obstacles appear to be behind us. The rate of U.S. economic decline has slowed, as have the drop-offs in housing prices and jobs. Risk appetites returned to the markets in recent months, evidenced by the strong stock rebound since early March.

Risk was a predominant theme during the reporting period, as the investment pendulum swung from risk avoidance to risk acceptance. We believe, however, that caution and risk management are still advisable. We don’t think we’re out of the economic woods yet, not with mortgage and corporate default rates on the rise, housing prices continuing to decline in some regions, and job losses still mounting.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitment to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

The coming months will likely present additional challenges, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Stock Index Returns	2

Disciplined Growth

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Five Largest Overweights	7
Five Largest Underweights.	7

Equity Growth

Performance	8
Portfolio Commentary	10
Top Ten Holdings	12
Five Largest Overweights	12
Five Largest Underweights.	12

Income & Growth

Performance	13
Portfolio Commentary	15
Top Ten Holdings	17
Five Largest Overweights	17
Five Largest Underweights.	17

Shareholder Fee Examples	18

Financial Statements

Schedule of Investments	21
Statement of Assets and Liabilities	35
Statement of Operations	37
Statement of Changes in Net Assets	38
Notes to Financial Statements	40
Financial Highlights	50
Report of Independent Registered Public Accounting Firm	68

Other Information

Management	69
Approval of Management Agreements	72
Additional Information	77
Index Definitions	78

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By John Schniedwind, Chief Investment Officer, Quantitative Equity

A Historic Market Decline Sank Stocks

U.S. stocks fell sharply for the 12 months ended June 30, 2009, in an environment of extreme volatility and dramatic shifts in market sentiment. The major stock indices remained on a downward trajectory for much of the 12-month period as a deepening economic downturn, a worsening credit crunch, and a near collapse in the financial sector weighed on investor confidence.

The U.S. economy, already in recession since the end of 2007, contracted in the last two quarters of 2008 and the first quarter of 2009. The slumping economy was characterized by substantial job losses (leading to the highest unemployment rate since 1983), a drop-off in consumer spending, and further deterioration in the housing market.

At the same time, a lack of liquidity in the credit markets put enormous pressure on the balance sheets and profitability of financial companies worldwide. After a series of bankruptcies and takeovers swept through the financial sector in late 2008, the federal government moved swiftly to provide financial assistance and other support to prevent a full-scale breakdown in the financial system.

The economic and financial difficulties led to a steep market decline throughout the last half of 2008 and into early 2009. From the beginning of the reporting period through March 9, 2009, the broad stock indices plummeted by more than 45%.

Early Signs of Recovery

Market conditions changed dramatically in the last few months of the period. The stock market hit a multi-year low on March 9 and then staged a powerful rally as signs of economic stabilization generated optimism about a possible recovery. Investors also grew more confident about the federal government’s actions to stimulate economic activity and restore liquidity in the credit markets.

Despite the recent rebound, the broad equity indices declined by more than 25% for the 12-month period (see the table below). Much of the rally late in the period was driven by changing perceptions, but a truly sustainable long-term advance requires substantial improvements in economic and company fundamentals, which have yet to materialize.

U.S. Stock Index Returns
For the 12 months ended June 30, 2009
Russell 1000 Index (Large-Cap)	–26.69%	Russell 2000 Index (Small-Cap)	–25.01%
Russell 1000 Growth Index	–24.50%	Russell 2000 Growth Index	–24.85%
Russell 1000 Value Index	–29.03%	Russell 2000 Value Index	–25.24%
Russell Midcap Index	–30.36%
Russell Midcap Growth Index	–30.33%
Russell Midcap Value Index	–30.52%

Performance

Disciplined Growth

Total Returns as of June 30, 2009
		Average Annual
		Returns
		Since	Inception
	1 year	Inception	Date
Investor Class	-27.63%	-4.36%	9/30/05
Russell 1000 Growth Index(1)	-24.50%	-3.87%	—
Institutional Class	-27.50%	-4.19%	9/30/05
A Class(2)			9/30/05
No sales charge*	-27.76%	-4.59%
With sales charge*	-31.94%	-6.09%
B Class			9/28/07
No sales charge*	-28.35%	-22.71%
With sales charge*	-32.35%	-25.52%
C Class	-28.35%	-22.71%	9/28/07
R Class	-28.00%	-4.85%	9/30/05
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Disciplined Growth

One-Year Returns Over Life of Class
Periods ended June 30
		2006*	2007	2008	2009
Investor Class		7.05%	16.66%	-6.38%	-27.63%
Russell 1000 Growth Index		2.02%	19.04%	-5.96%	-24.50%
*From 9/30/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.03%	0.83%	1.28%	2.03%	2.03%	1.53%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary
Disciplined Growth

Portfolio Managers: Bill Martin, Brian Ertley, and Lynette Pang

Performance Summary

Disciplined Growth returned –27.63%* for the fiscal year ended June 30, 2009, trailing the –24.50% return of its benchmark, the Russell 1000 Growth Index, and the –26.21% return of the S&P 500 Index.**

The substantial decline for Disciplined Growth and the indices during the 12-month period reflected the challenging environment for stocks amid a deteriorating economy and a crisis in the financial sector. Although growth stocks outperformed during the period, Disciplined Growth lagged both its growth-oriented benchmark, the Russell 1000 Growth Index, and the broad S&P 500. Sector allocation added value versus the benchmark, but individual stock selection detracted from relative results in seven of ten market sectors, contributing to the portfolio’s overall underperformance of its benchmark.

Energy and Industrials Lagged

The bulk of the fund’s underperformance versus the Russell 1000 Growth Index resulted from stock selection in the energy and industrials sectors. Underperformance in the energy sector was driven almost entirely by stock selection among energy producers; in fact, the fund’s three biggest individual detractors from relative performance were oil and gas production companies. The culprits included W&T Offshore, which tumbled as offshore drilling activity declined; coal producer Massey Energy, which struggled with falling coal prices; and Stone Energy, which was hit hard by declining fuel prices and an ill-timed acquisition.

In the industrials sector, overweight positions in machinery manufacturers and construction and engineering firms had the biggest negative impact on relative results. The most significant detractor was farm machinery maker AGCO, which fell sharply as the economic downturn led to a decline in agricultural development. Other noteworthy decliners in the industrials sector included flow control equipment company Flowserve and construction and engineering firm Chicago Bridge & Iron, both of which had substantial exposure to the slumping oil and gas industry.

Technology Also Detracted

Disciplined Growth’s holdings in the information technology sector under-performed their counterparts in the benchmark index, with stock selection in the software and semiconductor industries contributing the most to this underperformance. Drafting software maker Autodesk was the worst contributor in this sector—broad cutbacks on technology spending for many businesses and a downturn in the construction and engineering industry led to losses and workforce reductions at the company. Semiconductor testing firm Amkor Technology also struggled amid a broad-based slowdown across all of its end markets.

*All fund returns referenced in this commentary are for Investor Class shares.
**The S&P 500 Index returned –5.45% since the fund’s inception September 30, 2005 through June 30, 2009.

Disciplined Growth

Materials and Utilities Added Value

On the positive side, the portfolio’s materials and utilities stocks contributed favorably to performance versus the Russell 1000 Growth Index. An overweight position in paper and forest products companies and an underweight position in mining and metals companies were responsible for virtually all of the outperformance in the materials sector. Paper and packaging producer International Paper, which was added to the portfolio during the last few months of the period, rallied sharply as the company paid down some of its near-term debt and a beneficial tax credit boosted earnings.

The utilities sector was one of the worst-performing segments of the index, and the portfolio’s outperformance resulted primarily from an underweight position in the sector. In particular, underweights in electric utilities and independent power producers added considerable value as waning demand for power and declining energy prices put downward pressure on profit margins.

Other notable outperformers during the period included pharmaceutical firm Schering-Plough, gaming machine manufacturer WMS Industries, and household products maker Clorox. Schering-Plough, the portfolio’s top relative performance contributor, rallied sharply after agreeing to be acquired by competitor Merck. WMS Industries, which makes slot machines and other gaming products, reported stronger-than-expected profits and gained market share despite the difficult economic environment. Clorox, the largest overweight position in the portfolio during the 12-month period, advanced as price increases led to higher profit margins and an increase in its dividend.

A Look Ahead

In the wake of the recent market rally, the question now is whether the economy is recuperating enough to support a broader advance. The key indicators will be stabilizing home prices, a rebound in consumer spending, and a peak in the unemployment rate. Historically, a stock market rally during a recession signals an end to the recession within four or five months, suggesting that we may see a recovery before the end of the year. However, unlike the rapid recoveries that grew out of some past recessions, we expect to see a slow, gradual expansion.

Disciplined Growth

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Microsoft Corp.	4.6%	4.0%
International Business Machines Corp.	3.7%	3.3%
Apple, Inc.	3.2%	1.8%
Cisco Systems, Inc.	2.4%	2.2%
Google, Inc., Class A	2.1%	1.7%
Abbott Laboratories	1.9%	1.0%
Intel Corp.	1.9%	1.8%
Oracle Corp.	1.9%	1.6%
Wal-Mart Stores, Inc.	1.8%	3.2%
Coca-Cola Co. (The)	1.8%	2.6%

Disciplined Growth’s Five Largest Overweights as of June 30, 2009
	% of	% of Russell 1000
	net assets	Growth Index
Occidental Petroleum Corp.	0.99%	—
EMC Corp.	1.03%	0.06%
Murphy Oil Corp.	0.89%	—
Adobe Systems, Inc.	1.18%	0.32%
Goodrich Corp.	0.97%	0.13%

Disciplined Growth’s Five Largest Underweights as of June 30, 2009
	% of	% of Russell 1000
	net assets	Growth Index
Procter & Gamble Co. (The)	0.75%	2.11%
Johnson & Johnson	1.60%	2.62%
PepsiCo, Inc.	0.83%	1.85%
Exxon Mobil Corp.	1.10%	1.90%
Altria Group, Inc.	—	0.73%

Performance

Equity Growth

Total Returns as of June 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	-28.37%	-2.26%	-1.68%	7.35%	5/9/91
S&P 500 Index(1)	-26.21%	-2.24%	-2.22%	7.10%	—
Institutional Class	-28.21%	-2.07%	-1.48%	1.38%	1/2/98
A Class(2)					10/9/97
No sales charge*	-28.54%	-2.50%	-1.93%	0.87%
With sales charge*	-32.64%	-3.65%	-2.51%	0.36%
B Class					9/28/07
No sales charge*	-29.05%	—	—	-24.30%
With sales charge*	-33.05%	—	—	-27.15%
C Class	-29.06%	-3.22%	—	-1.94%	7/18/01
R Class	-28.71%	—	—	-6.73%	7/29/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Equity Growth

One-Year Returns Over 10 Years
Periods ended June 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	9.35%	-15.34%	-16.81%	1.35%	21.20%	10.27%	8.79%	18.09%	-12.12%	-28.37%
S&P 500 Index	7.25%	-14.83%	-17.99%	0.25%	19.11%	6.32%	8.63%	20.59%	-13.12%	-26.21%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
0.67%	0.47%		0.92%		1.67%		1.67%		1.17%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Equity Growth

Portfolio Managers: Bill Martin and Tom Vaiana

Performance Summary

Equity Growth returned –28.37%* for the fiscal year ended June 30, 2009, trailing the –26.21% return of its benchmark, the S&P 500 Index.

The substantial decline for both Equity Growth and the S&P 500 during the 12-month period reflected the challenging environment for stocks amid a deteriorating economy and a crisis in the financial sector. Equity Growth also underperformed the S&P 500 during the period, with the bulk of the underperformance occurring in the last six months. The primary contributing factor to the fund’s underperformance of its benchmark was individual stock selection, which detracted in eight of ten market sectors.

Technology Lagged

The fund’s information technology holdings had the biggest negative impact on performance versus the S&P 500. Stock selection among semiconductor manufacturers and communications equipment makers contributed much of the underperformance in this sector. The most significant individual detractors included semiconductor testing firm Amkor Technology, which struggled amid a broad-based slowdown across all of its end markets, and printer maker Lexmark International, which tumbled sharply as a decline in business spending on technology dampened sales.

Underweight positions in several of the better performers in the technology sector also weighed on relative results. Examples included wireless technology firm QUALCOMM and database software company Oracle, both of which posted positive returns for the 12-month period.

Energy and Consumer Staples Also Detracted

The portfolio’s energy and consumer staples holdings underperformed their counterparts in the index. Underperformance in the energy sector resulted almost entirely from stock selection among energy producers; in fact, three of the five biggest individual detractors from relative performance were oil and gas production companies. The culprits included Stone Energy, which was hit hard by declining fuel prices and an ill-timed acquisition; W&T Offshore, which tumbled as offshore drilling activity declined; and ConocoPhillips, which struggled as weak demand and falling energy prices led to tighter refining profit margins.

In the consumer staples sector, stock choices among beverage companies and food products makers generated virtually all of the underperformance. Beverage maker Dr Pepper Snapple Group faced declining sales and a considerable debt load, while agricultural producer Archer-Daniels-Midland reported disappointing earnings as sales slumped.

*All fund returns referenced in this commentary are for Investor Class shares.

Equity Growth

The portfolio’s worst individual contributor was independent power producer RRI Energy, formerly known as Reliant Energy. As demand for electricity waned, putting downward pressure on energy prices, RRI faced shrinking profit margins and higher financing costs.

Financials and Industrials Outperformed

On the positive side, stock selection was most successful in the beaten-down financials sector. Security selection contributed positively in nearly every segment within the financials sector, most notably among insurance firms and commercial banks. Avoiding insurance giant American International Group (AIG) was the biggest positive factor—AIG plunged by more than 90% during the 12-month period as the company’s severe credit-related losses led to the largest federal government bailout ever.

Overweight positions in property and casualty insurers ACE and Arch Capital added value during the period. Both companies benefited from their relatively strong balance sheets and firmer pricing in their end markets. Commercial banks Regions Financial and Toronto-Dominion Bank were also significant positive contributors.

Stock selection in the industrials sector contributed favorably to performance versus the S&P 500. The keys in this sector were an underweight position in industrial conglomerates and stock choices among aerospace and defense companies. Top contributors included aerospace company Goodrich, which reported healthy earnings amid strength in its defense business, and construction and engineering firm Shaw Group, which benefited from its exposure to nuclear projects in China.

Other notable contributors included biotechnology firm Amgen and fast-food chain McDonald’s. Amgen advanced thanks to successful clinical trials for the company’s new osteoporosis medication, while McDonald’s benefited as the economic downturn caused budget-conscious consumers to seek out less expensive dining options.

A Look Ahead

In the wake of the recent market rally, the question now is whether the economy is recuperating enough to support a broader advance. The key indicators will be stabilizing home prices, a rebound in consumer spending, and a peak in the unemployment rate. Historically, a stock market rally during a recession signals an end to the recession within four or five months, suggesting that we may see a recovery before the end of the year. However, unlike the rapid recoveries that grew out of some past recessions, we expect to see a slow, gradual expansion.

We are placing additional emphasis on our valuation factors—valuations remain attractive, and a valuation-based investment strategy has historically outperformed when the economy emerges from recession. In addition, we are emphasizing quality, seeking companies with strong balance sheets and healthy cash flow. We believe this positioning will help the fund capitalize on an eventual but uneven economic recovery.

Equity Growth

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Exxon Mobil Corp.	4.3%	6.0%
Johnson & Johnson	2.6%	3.0%
International Business Machines Corp.	2.3%	1.5%
Microsoft Corp.	2.2%	2.6%
AT&T, Inc.	1.9%	2.0%
JPMorgan Chase & Co.	1.9%	1.6%
Procter & Gamble Co. (The)	1.8%	3.0%
Apple, Inc.	1.7%	1.0%
Cisco Systems, Inc.	1.5%	1.0%
Wal-Mart Stores, Inc.	1.5%	1.8%

Equity Growth’s Five Largest Overweights as of June 30, 2009
	% of	% of
	net assets	S&P 500 Index
Financial Select Sector SPDR Fund	1.02%	—
NRG Energy, Inc.	0.85%	—
Amgen, Inc.	1.44%	0.67%
Consumer Staples Select Sector SPDR Fund	0.69%	—
Eli Lilly & Co.	1.12%	0.44%

Equity Growth’s Five Largest Underweights as of June 30, 2009
	% of	% of
	net assets	S&P 500 Index
Wyeth	—	0.75%
Merck & Co., Inc.	—	0.73%
General Electric Co.	0.84%	1.54%
PepsiCo, Inc.	0.38%	1.06%
United Technologies Corp.	—	0.61%

Performance

Income & Growth

Total Returns as of June 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	-26.76%	-3.18%	-1.95%	8.34%	12/17/90
S&P 500 Index(1)	-26.21%	-2.24%	-2.22%	7.89%(2)	—
Institutional Class	-26.63%	-3.00%	-1.74%	1.44%	1/28/98
A Class(3)					12/15/97
No sales charge*	-26.95%	-3.43%	-2.19%	1.08%
With sales charge*	-31.15%	-4.56%	-2.77%	0.56%
B Class					9/28/07
No sales charge*	-27.49%	—	—	-25.51%
With sales charge*	-31.49%	—	—	-28.40%
C Class	-27.48%	-4.15%	—	-2.41%	6/28/01
R Class	-27.13%	-3.66%	—	-0.40%	8/29/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Since 12/20/90, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

  Income & Growth

One-Year Returns Over 10 Years
Periods ended June 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	3.72%	-11.00%	-14.32%	0.79%	21.16%	8.28%	7.24%	22.70%	-18.48%	-26.76%
S&P 500 Index	7.25%	-14.83%	-17.99%	0.25%	19.11%	6.32%	8.63%	20.59%	-13.12%	-26.21%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
0.68%	0.48%		0.93%		1.68%		1.68%		1.18%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary
Income & Growth

Portfolio Managers: John Schniedwind, Kurt Borgwardt, and Zili Zhang

Performance Summary

Income & Growth returned –26.76%* for the fiscal year ended June 30, 2009, narrowly trailing the –26.21% return of its benchmark, the S&P 500 Index.

The substantial decline for both Income & Growth and the S&P 500 during the 12-month period reflected the difficult environment for stocks amid a deteriorating economy and a crisis in the financial sector. It was also a period of extreme market volatility—stocks plummeted through the first eight months of the period, then bounced back substantially during the last four months.

As always, we remained focused on our disciplined investment process, which helped the portfolio weather the turbulent market conditions and keep pace with the broad stock market indices. The portfolio’s modest underperformance of the S&P 500 Index during the period resulted primarily from individual stock selection, which detracted in six of ten market sectors.

Technology and Industrials Lagged

The fund’s holdings in the information technology and industrials sectors had the biggest negative impact on performance versus the S&P 500. Underweight positions in several of the better performers, particularly among computer hardware makers and communications equipment manufacturers, contributed to the underperformance in the information technology sector. Examples included consumer electronics maker Apple, wireless technology firm QUALCOMM, and database software company Oracle.

Several overweight positions in the technology sector also hampered relative results. Lexmark International, which makes printers and related products, and Xerox, which produces copiers and other office-related electronics, both tumbled sharply as a significant decline in business spending on technology dampened sales.

In the industrials sector, stock selection among aerospace & defense companies and machinery manufacturers contributed the bulk of the underperformance. The largest detractor in this sector was printing company RR Donnelley, which slid as a dramatic drop-off in advertising and consolidation in the publishing industry weighed on the company’s earnings. Other noteworthy decliners included defense contractor General Dynamics and construction machinery maker Caterpillar.

The portfolio’s worst individual contributor was copper producer Freeport McMoRan Copper and Gold, which slumped as metals prices plummeted in late 2008 and early 2009. Several energy stocks were also among the biggest detractors, including oil and gas producers W&T Offshore, which tumbled as offshore drilling activity declined, and ConocoPhillips, which struggled as weak demand and falling energy prices led to tighter refining profit margins.

*All fund returns referenced in this commentary are for Investor Class shares.

Income & Growth

Financials and Telecom Outperformed

On the positive side, stock selection was most successful in the beaten-down financials sector. Outperformance in this sector resulted almost entirely from stock selection in the insurance industry. In particular, avoiding insurance giant American International Group (AIG) was the biggest positive factor—AIG plunged by more than 90% during the 12-month period as the company’s severe credit-related losses led to the largest federal government bailout ever.

Overweight positions in property and casualty insurers ACE and Aspen Insurance Holdings also added value during the period. Both companies benefited from their relatively strong balance sheets and firmer pricing in their end markets.

Stock selection in the telecommunication services sector also contributed favorably to performance versus the S&P 500. The key in this sector was an emphasis on diversified telecom companies over wireless service providers. The top contributors included Verizon Communications, which benefited from its industry-leading wireless business and the acquisition of competitor Alltel, and Qwest Communications, which maintained profitability through spending and workforce reductions.

Other notable contributors included biotechnology firm Amgen and fast-food chain McDonald’s. Amgen advanced thanks to successful clinical trials for the company’s new osteoporosis medication, while McDonald’s benefited from a broad consumer shift toward lower-cost options for dining out in a weak economic environment.

A Look Ahead

In the wake of the recent market rally, the question now is whether the economy is recuperating enough to support a broader advance. The key indicators will be stabilizing home prices, a rebound in consumer spending, and a peak in the unemployment rate. Historically, a stock market rally during a recession signals an end to the recession within four or five months, suggesting that we may see a recovery before the end of the year. However, unlike the rapid recoveries that grew out of some past recessions, we expect to see a slow, gradual expansion.

We are placing additional emphasis on our valuation factors—valuations remain attractive, and a valuation-based investment strategy has historically outperformed when the economy emerges from recession. In addition, we are emphasizing quality, seeking companies with strong balance sheets and healthy cash flow. We believe this positioning will help the fund capitalize on an eventual but uneven economic recovery.

Income & Growth

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Exxon Mobil Corp.	5.3%	6.3%
Johnson & Johnson	2.9%	2.8%
International Business Machines Corp.	2.7%	1.9%
Chevron Corp.	2.6%	3.0%
Microsoft Corp.	2.4%	1.8%
AT&T, Inc.	2.1%	2.1%
Pfizer, Inc.	2.0%	2.7%
Verizon Communications, Inc.	1.9%	2.4%
Amgen, Inc.	1.7%	2.0%
ConocoPhillips	1.7%	2.0%

Income & Growth’s Five Largest Overweights as of June 30, 2009
	% of	% of
	net assets	S&P 500 Index
Amgen, Inc.	1.73%	0.67%
Exxon Mobil Corp.	5.27%	4.24%
International Business Machines Corp.	2.73%	1.72%
Accenture Ltd., Class A	1.00%	—
Computer Sciences Corp.	1.06%	0.08%

Income & Growth’s Five Largest Underweights as of June 30, 2009
	% of	% of
	net assets	S&P 500 Index
PepsiCo, Inc.	0.08%	1.06%
Abbott Laboratories	—	0.90%
Coca-Cola Co. (The)	0.31%	1.19%
Philip Morris International, Inc.	0.25%	1.06%
Schlumberger Ltd.	—	0.80%

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Disciplined Growth
Actual
Investor Class	$1,000	$1,107.90	$5.49	1.05%
Institutional Class	$1,000	$1,107.60	$4.44	0.85%
A Class	$1,000	$1,106.80	$6.79	1.30%
B Class	$1,000	$1,103.20	$10.69	2.05%
C Class	$1,000	$1,103.20	$10.69	2.05%
R Class	$1,000	$1,104.60	$8.09	1.55%
Hypothetical
Investor Class	$1,000	$1,019.59	$5.26	1.05%
Institutional Class	$1,000	$1,020.58	$4.26	0.85%
A Class	$1,000	$1,018.35	$6.51	1.30%
B Class	$1,000	$1,014.63	$10.24	2.05%
C Class	$1,000	$1,014.63	$10.24	2.05%
R Class	$1,000	$1,017.11	$7.75	1.55%
Equity Growth
Actual
Investor Class	$1,000	$993.60	$3.46	0.70%
Institutional Class	$1,000	$994.50	$2.47	0.50%
A Class	$1,000	$992.40	$4.69	0.95%
B Class	$1,000	$988.40	$8.38	1.70%
C Class	$1,000	$989.00	$8.38	1.70%
R Class	$1,000	$991.30	$5.92	1.20%
Hypothetical
Investor Class	$1,000	$1,021.32	$3.51	0.70%
Institutional Class	$1,000	$1,022.32	$2.51	0.50%
A Class	$1,000	$1,020.08	$4.76	0.95%
B Class	$1,000	$1,016.36	$8.50	1.70%
C Class	$1,000	$1,016.36	$8.50	1.70%
R Class	$1,000	$1,018.84	$6.01	1.20%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Income & Growth
Actual
Investor Class	$1,000	$987.00	$3.45	0.70%
Institutional Class	$1,000	$987.90	$2.46	0.50%
A Class	$1,000	$985.30	$4.68	0.95%
B Class	$1,000	$981.90	$8.35	1.70%
C Class	$1,000	$981.90	$8.35	1.70%
R Class	$1,000	$984.20	$5.90	1.20%
Hypothetical
Investor Class	$1,000	$1,021.32	$3.51	0.70%
Institutional Class	$1,000	$1,022.32	$2.51	0.50%
A Class	$1,000	$1,020.08	$4.76	0.95%
B Class	$1,000	$1,016.36	$8.50	1.70%
C Class	$1,000	$1,016.36	$8.50	1.70%
R Class	$1,000	$1,018.84	$6.01	1.20%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments
Disciplined Growth

JUNE 30, 2009

	Shares	Value		Shares	Value
Common Stocks — 99.3%			Scotts Miracle-Gro
			Co. (The), Class A	2,564	$ 89,868
AEROSPACE & DEFENSE — 2.3%			Terra Industries, Inc.	199	4,820
Goodrich Corp.	2,638	$ 131,821			151,738
Raytheon Co.	2,593	115,207	COMMUNICATIONS EQUIPMENT — 5.0%
TransDigm Group, Inc.(1)	581	21,032
			Cisco Systems, Inc.(1)	17,819	332,146
United Technologies Corp.	963	50,038	F5 Networks, Inc.(1)	538	18,610
		318,098	InterDigital, Inc.(1)	498	12,171
AIR FREIGHT & LOGISTICS — 1.1%
C.H. Robinson			Juniper Networks, Inc.(1)	2,658	62,729
Worldwide, Inc.	601	31,342	QUALCOMM, Inc.	4,617	208,688
United Parcel Service, Inc.,			Research In Motion Ltd.(1)	726	51,582
Class B	2,286	114,277			685,926
		145,619	COMPUTERS & PERIPHERALS — 6.3%
AUTO COMPONENTS — 0.3%			Apple, Inc.(1)	3,050	434,411
WABCO Holdings, Inc.	2,107	37,294	EMC Corp.(1)	10,710	140,301
BEVERAGES — 3.5%			Hewlett-Packard Co.	3,217	124,337
Coca-Cola Co. (The)	5,146	246,956	Seagate Technology	3,235	33,838
Coca-Cola Enterprises, Inc.	6,846	113,986	Teradata Corp.(1)	3,062	71,743
PepsiCo, Inc.	2,061	113,273	Western Digital Corp.(1)	1,924	50,986
		474,215			855,616
BIOTECHNOLOGY — 3.8%			CONSTRUCTION & ENGINEERING — 1.0%
Amgen, Inc.(1)	1,278	67,657	Fluor Corp.	2,645	135,662
Celgene Corp.(1)	1,097	52,480	CONSUMER FINANCE(2)
Gilead Sciences, Inc.(1)	4,790	224,364	American Express Co.	226	5,252
Isis Pharmaceuticals, Inc.(1)	3,858	63,657	CONTAINERS & PACKAGING — 0.9%
Myriad Genetics, Inc.(1)	3,094	110,301	Pactiv Corp.(1)	3,384	73,433
Myriad			Sealed Air Corp.	978	18,044
Pharmaceuticals, Inc.(1)	401	1,866
			Silgan Holdings, Inc.	571	27,996
		520,325			119,473
CAPITAL MARKETS — 1.1%			DIVERSIFIED CONSUMER SERVICES — 2.0%
Federated Investors, Inc.,			Apollo Group, Inc., Class A(1)	1,474	104,831
Class B	438	10,551
GAMCO Investors, Inc.,			H&R Block, Inc.	4,936	85,047
Class A	341	16,539	ITT Educational
			Services, Inc.(1)	415	41,774
Goldman Sachs
Group, Inc. (The)	39	5,750	Strayer Education, Inc.	156	34,025
Investment Technology					265,677
Group, Inc.(1)	2,237	45,612	DIVERSIFIED FINANCIAL SERVICES — 0.5%
Morgan Stanley	2,217	63,207	Citigroup, Inc.	3,929	11,669
		141,659	Moody’s Corp.	2,035	53,622
CHEMICALS — 1.1%					65,291
CF Industries Holdings, Inc.	231	17,126	ELECTRICAL EQUIPMENT — 1.0%
Eastman Chemical Co.	310	11,749	Emerson Electric Co.	2,845	92,178
Monsanto Co.	379	28,175	First Solar, Inc.(1)	285	46,204
					138,382

Disciplined Growth

	Shares	Value		Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS &			McDonald’s Corp.	3,126	$ 179,714
COMPONENTS — 0.2%			Panera Bread Co., Class A(1)	540	26,924
Dolby Laboratories, Inc.,			Penn National
Class A(1)	6	$ 224	Gaming, Inc.(1)	141	4,105
FLIR Systems, Inc.(1)	1,220	27,523	WMS Industries, Inc.(1)	3,571	112,522
		27,747			371,947
ENERGY EQUIPMENT & SERVICES — 1.7%			HOUSEHOLD DURABLES(2)
Halliburton Co.	2,800	57,960	D.R. Horton, Inc.	167	1,563
Nabors Industries Ltd.(1)	736	11,467	HOUSEHOLD PRODUCTS — 2.9%
Noble Corp.	2,441	73,840	Church & Dwight Co., Inc.	1,869	101,505
Schlumberger Ltd.	1,604	86,793	Clorox Co.	2,028	113,223
		230,060	Colgate-Palmolive Co.	1,117	79,017
FOOD & STAPLES RETAILING — 3.4%			Procter & Gamble Co. (The)	1,999	102,149
BJ’s Wholesale Club, Inc.(1)	1,166	37,580			395,894
CVS Caremark Corp.	3,138	100,008	INDEPENDENT POWER PRODUCERS &
Kroger Co. (The)	1,321	29,128	ENERGY TRADERS(2)
SUPERVALU, INC.	353	4,571	Calpine Corp.(1)	185	2,063
SYSCO Corp.	1,874	42,128	INDUSTRIAL CONGLOMERATES — 0.6%
Wal-Mart Stores, Inc.	5,175	250,677	3M Co.	1,271	76,387
		464,092	Carlisle Cos., Inc.	155	3,726
FOOD PRODUCTS — 1.4%			General Electric Co.	451	5,286
Archer-Daniels-Midland Co.	1,302	34,855			85,399
ConAgra Foods, Inc.	2,252	42,923	INSURANCE — 1.4%
Dean Foods Co.(1)	96	1,842	Aflac, Inc.	351	10,912
Hershey Co. (The)	2,986	107,496	American Financial
		187,116	Group, Inc.	2,838	61,244
HEALTH CARE EQUIPMENT & SUPPLIES — 4.7%			Aspen Insurance
Alcon, Inc.	576	66,885	Holdings Ltd.	1,499	33,488
Baxter International, Inc.	3,686	195,211	Prudential Financial, Inc.	2,082	77,492
C.R. Bard, Inc.	510	37,969			183,136
Edwards Lifesciences			INTERNET & CATALOG RETAIL — 2.0%
Corp.(1)	1,104	75,105	Amazon.com, Inc.(1)	2,060	172,340
Gen-Probe, Inc.(1)	1,298	55,788	Netflix, Inc.(1)	2,382	98,472
Hill-Rom Holdings, Inc.	1,432	23,227			270,812
Intuitive Surgical, Inc.(1)	312	51,062	INTERNET SOFTWARE & SERVICES — 3.7%
Masimo Corp.(1)	1,243	29,969	eBay, Inc.(1)	2,489	42,637
Medtronic, Inc.	1,026	35,797	Google, Inc., Class A(1)	677	285,417
St. Jude Medical, Inc.(1)	1,073	44,100	LogMeIn, Inc.(1)	589	9,424
STERIS Corp.	969	25,272	Sohu.com, Inc.(1)	1,329	83,501
		640,385	VeriSign, Inc.(1)	138	2,550
HEALTH CARE PROVIDERS & SERVICES — 1.1%			VistaPrint Ltd.(1)	1,968	83,935
Express Scripts, Inc.(1)	1,177	80,919			507,464
Quest Diagnostics, Inc.	1,106	62,411	IT SERVICES — 5.8%
		143,330	Accenture Ltd., Class A	2,232	74,683
HOTELS, RESTAURANTS & LEISURE — 2.7%			Alliance Data
			Systems Corp.(1)	664	27,350
Bally Technologies, Inc.(1)	51	1,526
Brinker International, Inc.	2,769	47,156	Global Payments, Inc.	907	33,976

Disciplined Growth

	Shares	Value		Shares	Value
International Business			PAPER & FOREST PRODUCTS — 0.7%
Machines Corp.	4,763	$ 497,353	International Paper Co.	6,454	$ 97,649
NeuStar, Inc., Class A(1)	1,599	35,434	PERSONAL PRODUCTS — 0.3%
SAIC, Inc.(1)	882	16,361	Avon Products, Inc.	178	4,589
Western Union Co. (The)	6,371	104,484	Bare Escentuals, Inc.(1)	1,601	14,201
		789,641	Mead Johnson Nutrition Co.,
LIFE SCIENCES TOOLS & SERVICES — 1.0%			Class A	744	23,637
Bruker Corp.(1)	1,358	12,575			42,427
Life Technologies Corp.(1)	355	14,811	PHARMACEUTICALS — 7.4%
Millipore Corp.(1)	1,596	112,055	Abbott Laboratories	5,639	265,259
		139,441	Allergan, Inc.	415	19,746
MACHINERY — 2.3%			Bristol-Myers Squibb Co.	2,508	50,937
Flowserve Corp.	1,714	119,654	Eli Lilly & Co.	4,454	154,286
Graco, Inc.	1,494	32,898	Johnson & Johnson	3,831	217,601
Joy Global, Inc.	634	22,647	Schering-Plough Corp.	8,074	202,819
Navistar International			Sepracor, Inc.(1)	1,430	24,768
Corp.(1)	2,772	120,859	Valeant Pharmaceuticals
Oshkosh Corp.	1,280	18,611	International(1)	2,721	69,984
		314,669			1,005,400
MEDIA — 2.1%			PROFESSIONAL SERVICES — 0.2%
Comcast Corp., Class A	988	14,316	IHS, Inc., Class A(1)	596	29,723
CTC Media, Inc.(1)	3,219	38,049	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
DISH Network Corp.,			Macerich Co. (The)	5	88
Class A(1)	6,292	101,993	Simon Property Group, Inc.	324	16,663
Marvel Entertainment, Inc.(1)	3,012	107,197			16,751
Scripps Networks			ROAD & RAIL — 0.6%
Interactive, Inc., Class A	599	16,670	Union Pacific Corp.	1,641	85,430
		278,225	SEMICONDUCTORS & SEMICONDUCTOR
METALS & MINING — 0.1%			EQUIPMENT — 4.4%
Compass Minerals			Broadcom Corp., Class A(1)	3,100	76,849
International, Inc.	288	15,814	Intel Corp.	15,716	260,100
MULTILINE RETAIL — 1.1%			Lam Research Corp.(1)	1,470	38,220
Dollar Tree, Inc.(1)	2,645	111,355
			LSI Corp.(1)	15,150	69,084
Family Dollar Stores, Inc.	1,424	40,299	National
		151,654	Semiconductor Corp.	1,458	18,298
OIL, GAS & CONSUMABLE FUELS — 4.5%			Texas Instruments, Inc.	6,192	131,889
Alpha Natural					594,440
Resources, Inc.(1)	1,340	35,202	SOFTWARE — 8.2%
ConocoPhillips	205	8,622	Adobe Systems, Inc.(1)	5,662	160,235
Devon Energy Corp.	433	23,599	Autodesk, Inc.(1)	3,501	66,449
Exxon Mobil Corp.	2,142	149,747	FactSet Research
Murphy Oil Corp.	2,231	121,188	Systems, Inc.	30	1,496
Occidental Petroleum Corp.	2,053	135,108	Microsoft Corp.	26,126	621,015
Peabody Energy Corp.	3,661	110,416	Oracle Corp.	12,122	259,653
W&T Offshore, Inc.	3,303	32,171	salesforce.com, inc.(1)	83	3,168
		616,053			1,112,016

Disciplined Growth

	Shares	Value		Shares	Value
SPECIALTY RETAIL — 3.0%			Temporary Cash Investments — 2.0%
Aeropostale, Inc.(1)	477	$ 16,347	JPMorgan U.S. Treasury
Bed Bath & Beyond, Inc.(1)	2,180	67,035	Plus Money Market Fund
Gap, Inc. (The)	154	2,525	Agency Shares	70,453	$ 70,453
Rent-A-Center, Inc.(1)	1,600	28,528	Repurchase Agreement, Goldman Sachs
			Group, Inc., (collateralized by various
Ross Stores, Inc.	2,798	108,003	U.S. Treasury obligations, 4.75%, 2/15/37,
TJX Cos., Inc. (The)	4,787	150,599	valued at $204,598), in a joint trading
Tractor Supply Co.(1)	934	38,593	account at 0.01%, dated 6/30/09,
		411,630	due 7/1/09 (Delivery value $200,000)		200,000
TEXTILES, APPAREL & LUXURY GOODS — 0.2%			TOTAL TEMPORARY
			CASH INVESTMENTS
Coach, Inc.	466	12,526	(Cost $270,453)		270,453
Polo Ralph Lauren Corp.	362	19,382	TOTAL INVESTMENT
		31,908	SECURITIES — 101.3%
TOBACCO — 1.6%			(Cost $14,080,542)		13,788,971
Lorillard, Inc.	810	54,894	OTHER ASSETS AND
Philip Morris			LIABILITIES — (1.3)%		(179,251)
International, Inc.	3,657	159,518	TOTAL NET ASSETS — 100.0%		$13,609,720
		214,412
TOTAL COMMON STOCKS
(Cost $13,810,089)		13,518,518

Notes to Schedule of Investments
(1) Non-income producing.
(2)	Industry is less than 0.05% of total net assets.

Industry classifications are unaudited.

See Notes to Financial Statements.

Equity Growth

JUNE 30, 2009

	Shares	Value		Shares	Value
Common Stocks — 99.4%			Federated Investors, Inc.,
			Class B	158,115	$ 3,808,990
AEROSPACE & DEFENSE — 3.4%			Goldman Sachs
Alliant Techsystems, Inc.(1)	74,581	$ 6,142,491	Group, Inc. (The)	123,865	18,262,656
General Dynamics Corp.	264,383	14,644,175	Knight Capital Group, Inc.,
Goodrich Corp.	243,632	12,174,291	Class A(1)	6,104	104,073
L-3 Communications			Morgan Stanley	305,123	8,699,057
Holdings, Inc.	30,700	2,129,966			51,499,249
Northrop Grumman Corp.	240,034	10,964,753	CHEMICALS — 0.8%
Raytheon Co.	296,307	13,164,920	CF Industries Holdings, Inc.	84,912	6,295,376
		59,220,596	Monsanto Co.	15,851	1,178,363
AIR FREIGHT & LOGISTICS — 0.9%			OM Group, Inc.(1)	67,176	1,949,447
C.H. Robinson			Terra Industries, Inc.	209,499	5,074,066
Worldwide, Inc.	41,474	2,162,869			14,497,252
FedEx Corp.	66,591	3,703,791	COMMERCIAL BANKS — 2.4%
United Parcel Service, Inc.,			Bank of Montreal	69,742	2,939,625
Class B	212,943	10,645,021	Canadian Imperial
		16,511,681	Bank of Commerce	39,743	1,989,932
AIRLINES — 0.1%			PNC Financial
Copa Holdings SA, Class A	9,556	390,076	Services Group, Inc.	54,574	2,118,017
Southwest Airlines Co.	189,086	1,272,549	Royal Bank of Canada	13,606	555,805
		1,662,625	Toronto-Dominion
AUTO COMPONENTS — 1.1%			Bank (The)	200,795	10,383,109
Autoliv, Inc.	35,860	1,031,692	U.S. Bancorp.	113,234	2,029,153
Gentex Corp.	346,381	4,018,020	Valley National Bancorp.	35,814	419,024
Magna International, Inc.,			Wells Fargo & Co.	894,571	21,702,293
Class A	95,484	4,033,244			42,136,958
TRW Automotive			COMMERCIAL SERVICES & SUPPLIES — 0.1%
Holdings Corp.(1)	410,458	4,638,175
			Waste Management, Inc.	59,843	1,685,179
WABCO Holdings, Inc.	274,130	4,852,101	COMMUNICATIONS EQUIPMENT — 3.4%
		18,573,232	Arris Group, Inc.(1)	46,634	567,069
BEVERAGES — 2.0%			Cisco Systems, Inc.(1)	1,378,218	25,689,984
Coca-Cola Co. (The)	408,395	19,598,876
			Plantronics, Inc.	83,340	1,575,959
Coca-Cola Enterprises, Inc.	504,140	8,393,931
			Polycom, Inc.(1)	108,191	2,193,032
PepsiCo, Inc.	120,023	6,596,464
		34,589,271	QUALCOMM, Inc.	472,031	21,335,801
			Research In Motion Ltd.(1)	68,199	4,845,539
BIOTECHNOLOGY — 2.2%
			Tellabs, Inc.(1)	459,440	2,632,591
Amgen, Inc.(1)	473,011	25,041,202
Biogen Idec, Inc.(1)	2,110	95,267			58,839,975
			COMPUTERS & PERIPHERALS — 4.0%
Gilead Sciences, Inc.(1)	249,086	11,667,188
			Apple, Inc.(1)	206,551	29,419,059
Isis Pharmaceuticals, Inc.(1)	83,863	1,383,740
			EMC Corp.(1)	791,599	10,369,947
		38,187,397
CAPITAL MARKETS — 3.0%			Hewlett-Packard Co.	421,213	16,279,882
Bank of New York			NCR Corp.(1)	249,991	2,957,394
Mellon Corp. (The)	361,514	10,595,975	Seagate Technology	528,170	5,524,658
BlackRock, Inc.	31,448	5,516,608	Western Digital Corp.(1)	182,978	4,848,917
Blackstone Group LP (The)	428,073	4,511,890			69,399,857

Equity Growth

	Shares	Value		Shares	Value
CONSTRUCTION & ENGINEERING — 1.1%			ENERGY EQUIPMENT & SERVICES — 3.3%
EMCOR Group, Inc.(1)	316,723	$ 6,372,467	Baker Hughes, Inc.	93,532	$ 3,408,306
Fluor Corp.	162,467	8,332,932	BJ Services Co.	351,937	4,796,901
Foster Wheeler AG(1)	106,167	2,521,466	Diamond Offshore
URS Corp.(1)	28,580	1,415,282	Drilling, Inc.	71,593	5,945,799
		18,642,147	ENSCO International, Inc.	160,060	5,581,292
CONSUMER FINANCE(2)			Halliburton Co.	358,049	7,411,614
			National Oilwell Varco, Inc.(1)	242,849	7,931,448
Discover Financial Services	54,051	555,104
CONTAINERS & PACKAGING — 0.7%			Noble Corp.	9,754	295,058
Pactiv Corp.(1)	358,896	7,788,043	Oil States
			International, Inc.(1)	106,293	2,573,354
Rock-Tenn Co., Class A	90,858	3,467,141	Schlumberger Ltd.	257,406	13,928,239
Sonoco Products Co.	35,527	850,872	Transocean Ltd.(1)	72,795	5,407,941
		12,106,056			57,279,952
DIVERSIFIED CONSUMER SERVICES — 0.5%			FOOD & STAPLES RETAILING — 2.3%
H&R Block, Inc.	502,177	8,652,510	Kroger Co. (The)	80,166	1,767,660
DIVERSIFIED FINANCIAL SERVICES — 3.0%			SUPERVALU, INC.	178,523	2,311,873
Bank of America Corp.	1,208,626	15,953,863	SYSCO Corp.	475,879	10,697,760
Citigroup, Inc.	928,728	2,758,322	Wal-Mart Stores, Inc.	528,034	25,577,967
JPMorgan Chase & Co.	962,561	32,832,956			40,355,260
		51,545,141	FOOD PRODUCTS — 2.2%
DIVERSIFIED TELECOMMUNICATION
SERVICES — 2.9%			Archer-Daniels-Midland Co.	544,541	14,577,363
AT&T, Inc.	1,347,046	33,460,623	ConAgra Foods, Inc.	449,076	8,559,389
			Dean Foods Co.(1)	145,189	2,786,177
Embarq Corp.	39,125	1,645,597
Verizon			General Mills, Inc.	602	33,724
Communications, Inc.	510,871	15,699,066	Hershey Co. (The)	9,977	359,172
Windstream Corp.	33,382	279,073	J.M. Smucker Co. (The)	126,699	6,165,173
		51,084,359	Kraft Foods, Inc., Class A	183,653	4,653,767
ELECTRIC UTILITIES — 1.3%			Lancaster Colony Corp.	9,950	438,496
Entergy Corp.	125,817	9,753,334			37,573,261
Exelon Corp.	46,870	2,400,213	GAS UTILITIES — 0.1%
FPL Group, Inc.	177,692	10,103,567	UGI Corp.	45,370	1,156,481
Pepco Holdings, Inc.	3,732	50,158	HEALTH CARE EQUIPMENT & SUPPLIES — 2.3%
		22,307,272	Becton, Dickinson & Co.	54,632	3,895,808
ELECTRICAL EQUIPMENT — 0.5%			Boston Scientific Corp.(1)	787,541	7,985,666
Cooper Industries Ltd.,			C.R. Bard, Inc.	127,242	9,473,167
Class A	118,896	3,691,721	Gen-Probe, Inc.(1)	67,159	2,886,494
GrafTech International Ltd.(1)	373,331	4,222,373	Hospira, Inc.(1)	16,833	648,407
		7,914,094	Intuitive Surgical, Inc.(1)	38,641	6,323,986
ELECTRONIC EQUIPMENT, INSTRUMENTS &			St. Jude Medical, Inc.(1)	121,477	4,992,705
COMPONENTS — 0.8%
			STERIS Corp.	135,403	3,531,310
Arrow Electronics, Inc.(1)	173,721	3,689,834
					39,737,543
Celestica, Inc.(1)	1,335,542	9,108,397
			HEALTH CARE PROVIDERS & SERVICES — 1.3%
Molex, Inc.	107,691	1,674,595	Coventry Health Care, Inc.(1)	46,582	871,549
Tech Data Corp.(1)	9,551	312,413
			Express Scripts, Inc.(1)	52,957	3,640,794
		14,785,239

Equity Growth

	Shares	Value		Shares	Value
Henry Schein, Inc.(1)	3,948	$ 189,307	CNA Financial Corp.	266,152	$ 4,117,371
Humana, Inc.(1)	268,377	8,657,842	Endurance Specialty
Magellan Health			Holdings Ltd.	140,147	4,106,307
Services, Inc.(1)	63,035	2,068,809	MetLife, Inc.	210,154	6,306,722
Medco Health			Prudential Financial, Inc.	361,013	13,436,904
Solutions, Inc.(1)	50,813	2,317,581			60,231,549
Quest Diagnostics, Inc.	55,480	3,130,736	INTERNET & CATALOG RETAIL — 0.5%
WellCare Health			Amazon.com, Inc.(1)	56,193	4,701,106
Plans, Inc.(1)	138,999	2,570,091
			Netflix, Inc.(1)	100,299	4,146,361
		23,446,709			8,847,467
HOTELS, RESTAURANTS & LEISURE — 0.8%			INTERNET SOFTWARE & SERVICES — 1.7%
McDonald’s Corp.	114,221	6,566,565	Google, Inc., Class A(1)	55,755	23,505,751
Panera Bread Co., Class A(1)	77,750	3,876,615
			Sohu.com, Inc.(1)	100,011	6,283,691
WMS Industries, Inc.(1)	105,750	3,332,183
			VeriSign, Inc.(1)	12,015	222,037
		13,775,363
					30,011,479
HOUSEHOLD DURABLES — 0.7%
			IT SERVICES — 3.2%
Harman International
Industries, Inc.	190,242	3,576,549	Affiliated Computer
			Services, Inc., Class A(1)	57,314	2,545,888
NVR, Inc.(1)	18,930	9,510,243
			Alliance Data
		13,086,792	Systems Corp.(1)	72,422	2,983,062
HOUSEHOLD PRODUCTS — 2.3%			Broadridge Financial
Clorox Co.	46,390	2,589,954	Solutions, Inc.	4,553	75,489
Colgate-Palmolive Co.	53,890	3,812,179	International Business
Kimberly-Clark Corp.	62,808	3,293,023	Machines Corp.	383,122	40,005,599
Procter & Gamble Co. (The)	607,915	31,064,456	SAIC, Inc.(1)	197,713	3,667,576
		40,759,612	Western Union Co. (The)	400,123	6,562,017
INDEPENDENT POWER PRODUCERS &					55,839,631
ENERGY TRADERS — 1.4%			LEISURE EQUIPMENT & PRODUCTS — 0.2%
Mirant Corp.(1)	577,472	9,089,409	Polaris Industries, Inc.	104,586	3,359,302
NRG Energy, Inc.(1)	568,039	14,746,293	LIFE SCIENCES TOOLS & SERVICES — 0.8%
		23,835,702	Bruker Corp.(1)	488,790	4,526,196
INDUSTRIAL CONGLOMERATES — 1.4%			Millipore Corp.(1)	123,458	8,667,986
3M Co.	153,400	9,219,340			13,194,182
General Electric Co.	1,245,744	14,600,120	MACHINERY — 1.8%
		23,819,460	AGCO Corp.(1)	248,816	7,233,081
INSURANCE — 3.5%			Cummins, Inc.	119,099	4,193,476
ACE Ltd.	126,867	5,611,327	Dover Corp.	48,947	1,619,656
Allied World Assurance Co.			Flowserve Corp.	44,648	3,116,877
Holdings Ltd.	44,031	1,797,786	Graco, Inc.	175,924	3,873,847
American Financial			Kennametal, Inc.	142,155	2,726,533
Group, Inc.	281,586	6,076,626	Lincoln Electric
Aspen Insurance			Holdings, Inc.	82,522	2,974,093
Holdings Ltd.	247,370	5,526,246	Navistar International
Berkshire Hathaway, Inc.,			Corp.(1)	48,692	2,122,971
Class A(1)	94	8,460,000
Chubb Corp.	120,167	4,792,260	Timken Co.	160,453	2,740,537
					30,601,071

Equity Growth

	Shares	Value		Shares	Value
MEDIA — 2.2%			Murphy Oil Corp.	47,502	$ 2,580,308
CBS Corp., Class B	20,701	$ 143,251	Occidental Petroleum Corp.	213,001	14,017,596
Comcast Corp., Class A	1,115,662	16,165,942	Peabody Energy Corp.	152,858	4,610,197
Interpublic Group of			Valero Energy Corp.	415,693	7,021,055
Cos., Inc. (The)(1)	144,837	731,427	World Fuel Services Corp.	46,845	1,931,419
Marvel Entertainment, Inc.(1)	51,186	1,821,710			166,408,194
Scripps Networks			PERSONAL PRODUCTS — 0.2%
Interactive, Inc., Class A	50,865	1,415,573	Mead Johnson Nutrition Co.,
Time Warner Cable, Inc.	46,256	1,464,927	Class A(1)	126,509	4,019,191
Time Warner, Inc.	694,911	17,504,808	PHARMACEUTICALS — 7.3%
		39,247,638	Abbott Laboratories	290,512	13,665,684
METALS & MINING — 1.0%			Eli Lilly & Co.	562,518	19,485,624
Allegheny Technologies, Inc.	171,008	5,973,309	Endo Pharmaceuticals
Cliffs Natural Resources, Inc.	86,282	2,111,321	Holdings, Inc.(1)	135,236	2,423,429
Reliance Steel &			Forest Laboratories, Inc.(1)	206,090	5,174,920
Aluminum Co.	72,028	2,765,155	Johnson & Johnson	804,014	45,667,995
Schnitzer Steel			King Pharmaceuticals, Inc.(1)	675,638	6,506,394
Industries, Inc., Class A	74,989	3,963,919
			Pfizer, Inc.	1,128,288	16,924,320
Worthington Industries, Inc.	184,231	2,356,314
			Schering-Plough Corp.	330,171	8,293,896
		17,170,018
			Sepracor, Inc.(1)	213,994	3,706,376
MULTILINE RETAIL — 0.7%			Valeant Pharmaceuticals
Dollar Tree, Inc.(1)	176,054	7,411,874	International(1)	54,081	1,390,963
Family Dollar Stores, Inc.	130,364	3,689,301	Watson
Sears Holdings Corp.(1)	9,543	634,800	Pharmaceuticals, Inc.(1)	127,070	4,280,988
		11,735,975			127,520,589
MULTI-INDUSTRY — 2.0%			PROFESSIONAL SERVICES — 0.1%
Consumer Staples Select			Manpower, Inc.	60,246	2,550,816
Sector SPDR Fund	521,710	11,994,113	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Financial Select			Host Hotels & Resorts, Inc.	199,940	1,677,496
Sector SPDR Fund	1,485,653	17,783,267	Public Storage	1,864	122,055
Health Care Select
Sector SPDR Fund	221,891	5,837,952	Simon Property Group, Inc.	32,616	1,677,441
		35,615,332			3,476,992
MULTI-UTILITIES — 0.7%			ROAD & RAIL — 1.0%
DTE Energy Co.	10,010	320,320	Burlington Northern
Public Service Enterprise			Santa Fe Corp.	59,535	4,378,204
Group, Inc.	367,677	11,997,300	CSX Corp.	85,408	2,957,679
		12,317,620	Norfolk Southern Corp.	78,393	2,953,064
OIL, GAS & CONSUMABLE FUELS — 9.6%			Union Pacific Corp.	128,693	6,699,758
Alpha Natural					16,988,705
Resources, Inc.(1)	131,974	3,466,957	SEMICONDUCTORS & SEMICONDUCTOR
Anadarko Petroleum Corp.	121,402	5,510,437	EQUIPMENT — 2.7%
Apache Corp.	106,986	7,719,040	Analog Devices, Inc.	73,300	1,816,374
Chevron Corp.	337,007	22,326,714	Applied Materials, Inc.	414,276	4,544,608
ConocoPhillips	314,817	13,241,203	Broadcom Corp., Class A(1)	154,560	3,831,542
Devon Energy Corp.	109,955	5,992,547	Intel Corp.	899,799	14,891,673
Exxon Mobil Corp.	1,060,515	74,140,604	Lam Research Corp.(1)	36,255	942,630
Frontier Oil Corp.	163,473	2,143,131	Linear Technology Corp.	154,899	3,616,892
McMoRan Exploration Co.(1)	286,407	1,706,986	LSI Corp.(1)	542,993	2,476,048

Equity Growth

	Shares	Value		Shares	Value
Marvell Technology			TEXTILES, APPAREL & LUXURY GOODS — 0.3%
Group Ltd.(1)	13,964	$ 162,541	Liz Claiborne, Inc.	330,104	$ 950,700
Skyworks Solutions, Inc.(1)	397,761	3,890,102	Polo Ralph Lauren Corp.	84,778	4,539,014
Texas Instruments, Inc.	462,359	9,848,247			5,489,714
Xilinx, Inc.	85,217	1,743,540	TOBACCO — 1.5%
		47,764,197	Altria Group, Inc.	330,498	5,416,862
SOFTWARE — 4.5%			Philip Morris
Adobe Systems, Inc.(1)	166,170	4,702,611	International, Inc.	488,686	21,316,484
Autodesk, Inc.(1)	218,606	4,149,142			26,733,346
Cerner Corp.(1)	7,772	484,118	TOTAL COMMON STOCKS
Microsoft Corp.	1,608,746	38,239,893	(Cost $1,784,567,447)		1,731,395,618
Oracle Corp.	771,770	16,531,313	Temporary Cash Investments — 0.4%
Quest Software, Inc.(1)	70,903	988,388	JPMorgan U.S. Treasury
Sybase, Inc.(1)	234,070	7,335,754	Plus Money Market Fund
			Agency Shares	88,691	88,691
Symantec Corp.(1)	248,959	3,873,802	Repurchase Agreement, Goldman Sachs
Synopsys, Inc.(1)	58,887	1,148,885	Group, Inc., (collateralized by various
Take-Two Interactive			U.S. Treasury obligations, 4.75%, 2/15/37,
Software, Inc.(1)	142,294	1,347,524	valued at $7,058,648), in a joint trading
		78,801,430	account at 0.01%, dated 6/30/09,
			due 7/1/09 (Delivery value $6,900,002)		6,900,000
SPECIALTY RETAIL — 1.4%			TOTAL TEMPORARY
AutoZone, Inc.(1)	8,460	1,278,391	CASH INVESTMENTS
Gap, Inc. (The)	547,018	8,971,095	(Cost $6,988,691)		6,988,691
Home Depot, Inc. (The)	76,678	1,811,901	TOTAL INVESTMENT
RadioShack Corp.	146,239	2,041,496	SECURITIES — 99.8%
			(Cost $1,791,556,138)		1,738,384,309
Ross Stores, Inc.	153,343	5,919,040	OTHER ASSETS AND
Sherwin-Williams Co. (The)	62,577	3,363,514	LIABILITIES — 0.2%		3,056,356
Tractor Supply Co.(1)	20,920	864,414	TOTAL NET ASSETS — 100.0%		$1,741,440,665
		24,249,851

Notes to Schedule of Investments
SPDR = Standard & Poor’s Depositary Receipts
(1)	Non-income producing.
(2)	Industry is less than 0.05% of total net assets.

Industry classifications are unaudited.

See Notes to Financial Statements.

Income & Growth

JUNE 30, 2009

	Shares	Value		Shares	Value
Common Stocks — 99.6%			Minerals Technologies, Inc.	27,179	$ 978,987
			OM Group, Inc.(1)	84,894	2,463,624
AEROSPACE & DEFENSE — 2.6%
General Dynamics Corp.	135,155	$ 7,486,235	Terra Industries, Inc.	177,521	4,299,559
Honeywell International, Inc.	96,089	3,017,195			30,300,168
Lockheed Martin Corp.	139,832	11,277,451	COMMERCIAL BANKS — 2.5%
Northrop Grumman Corp.	424,269	19,380,608	Bank of Montreal	33,226	1,400,476
Raytheon Co.	81,912	3,639,350	Canadian Imperial
			Bank of Commerce	93,478	4,680,444
		44,800,839	Cullen/Frost Bankers, Inc.	19,193	885,181
AIR FREIGHT & LOGISTICS — 0.5%			International
Expeditors International of			Bancshares Corp.	68,640	707,678
Washington, Inc.	23,816	794,025	Royal Bank of Canada	143,987	5,881,869
FedEx Corp.	38,880	2,162,506	U.S. Bancorp.	585,560	10,493,235
United Parcel Service, Inc.,
Class B	66,497	3,324,185	Wells Fargo & Co.	787,328	19,100,577
UTi Worldwide, Inc.(1)	182,412	2,079,497			43,149,460
		8,360,213	COMMERCIAL SERVICES & SUPPLIES — 0.5%
AUTO COMPONENTS — 0.4%			Herman Miller, Inc.	169,765	2,604,195
Magna International, Inc.,			R.R. Donnelley & Sons Co.	517,929	6,018,335
Class A	109,868	4,640,824			8,622,530
WABCO Holdings, Inc.	154,681	2,737,854	COMMUNICATIONS EQUIPMENT — 1.9%
		7,378,678	Cisco Systems, Inc.(1)	1,078,971	20,112,019
BEVERAGES — 0.8%			Motorola, Inc.	1,288,084	8,539,997
Coca-Cola Co. (The)	112,279	5,388,269	Plantronics, Inc.	30,799	582,409
Coca-Cola Enterprises, Inc.	145,983	2,430,617	QUALCOMM, Inc.	87,915	3,973,758
Molson Coors Brewing Co.,					33,208,183
Class B	39,400	1,667,802	COMPUTERS & PERIPHERALS — 3.9%
Pepsi Bottling Group, Inc.	72,575	2,455,938	Apple, Inc.(1)	125,089	17,816,426
PepsiCo, Inc.	24,535	1,348,444	Diebold, Inc.	56,195	1,481,300
		13,291,070	EMC Corp.(1)	263,001	3,445,313
BIOTECHNOLOGY — 1.7%			Hewlett-Packard Co.	621,133	24,006,791
Amgen, Inc.(1)(2)	566,572	29,994,322	Lexmark International, Inc.,
CAPITAL MARKETS — 2.0%			Class A(1)	381,559	6,047,710
Bank of New York			Western Digital Corp.(1)	531,513	14,085,095
Mellon Corp. (The)	396,728	11,628,098			66,882,635
BlackRock, Inc.	16,264	2,853,031	CONSTRUCTION & ENGINEERING — 1.6%
Federated Investors, Inc.,			EMCOR Group, Inc.(1)	508,520	10,231,422
Class B	14,153	340,946	Fluor Corp.	285,284	14,632,216
Goldman Sachs
Group, Inc. (The)	44,211	6,518,470	Foster Wheeler AG(1)	56,426	1,340,118
Janus Capital Group, Inc.	129,813	1,479,868	Tutor Perini Corp.(1)	69,166	1,200,722
Morgan Stanley	388,646	11,080,297			27,404,478
		33,900,710	CONSUMER FINANCE(3)
CHEMICALS — 1.7%			Capital One Financial Corp.	34,520	755,298
CF Industries Holdings, Inc.	41,945	3,109,802	DIVERSIFIED CONSUMER SERVICES — 0.1%
Dow Chemical Co. (The)	485,342	7,833,420	Apollo Group, Inc., Class A(1)	21,094	1,500,205
E.I. du Pont de
Nemours & Co.	453,348	11,614,776

Income & Growth

	Shares	Value		Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 3.7%			FOOD PRODUCTS — 2.7%
Bank of America Corp.	1,359,892	$ 17,950,574	Archer-Daniels-Midland Co.	501,350	$ 13,421,140
Citigroup, Inc.	866,145	2,572,451	Bunge Ltd.	261,136	15,733,444
CME Group, Inc.	34,542	10,746,362	ConAgra Foods, Inc.	15,714	299,509
JPMorgan Chase & Co.	848,567	28,944,620	General Mills, Inc.	157,346	8,814,523
NYSE Euronext	168,405	4,589,036	H.J. Heinz Co.	22,575	805,927
		64,803,043	Kellogg Co.	42,334	1,971,494
DIVERSIFIED TELECOMMUNICATION			Kraft Foods, Inc., Class A	210,104	5,324,035
SERVICES — 4.4%			Tyson Foods, Inc., Class A	195	2,459
AT&T, Inc.	1,458,594	36,231,475			46,372,531
Embarq Corp.	33,340	1,402,281	GAS UTILITIES — 0.2%
Qwest Communications			New Jersey Resources Corp.	48,104	1,781,772
International, Inc.	1,587,659	6,588,785	UGI Corp.	50,414	1,285,053
Verizon
Communications, Inc.	1,055,699	32,441,630			3,066,825
		76,664,171	HEALTH CARE EQUIPMENT & SUPPLIES — 2.1%
ELECTRIC UTILITIES — 2.8%			Baxter International, Inc.	238,529	12,632,496
Duke Energy Corp.	49,133	716,851	Becton, Dickinson & Co.	230,978	16,471,041
Edison International	571,894	17,991,785	Boston Scientific Corp.(1)	393,588	3,990,983
Entergy Corp.	30,000	2,325,600	Hill-Rom Holdings, Inc.	175,156	2,841,030
Exelon Corp.	76,100	3,897,081			35,935,550
FPL Group, Inc.	358,693	20,395,284	HEALTH CARE PROVIDERS & SERVICES — 1.1%
Progress Energy, Inc.	93,006	3,518,417	AMERIGROUP Corp.(1)	139,976	3,758,355
		48,845,018	Humana, Inc.(1)	114,403	3,690,641
ELECTRICAL EQUIPMENT — 0.9%			Magellan Health
			Services, Inc.(1)	39,533	1,297,473
Acuity Brands, Inc.	83,374	2,338,641
Brady Corp., Class A	117,255	2,945,445	McKesson Corp.	97,427	4,286,788
Emerson Electric Co.	204,722	6,632,993	WellCare Health
			Plans, Inc.(1)	149,079	2,756,471
GrafTech International Ltd.(1)	261,400	2,956,434
			WellPoint, Inc.(1)	50,599	2,574,983
Rockwell Automation, Inc.	41,261	1,325,303			18,364,711
		16,198,816	HOTELS, RESTAURANTS & LEISURE — 1.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS &
COMPONENTS — 0.6%			McDonald’s Corp.	471,434	27,102,741
Avnet, Inc.(1)	64,971	1,366,340	HOUSEHOLD DURABLES — 0.8%
			Blyth, Inc.	22,994	753,973
Celestica, Inc.(1)	1,239,591	8,454,011	Harman International
		9,820,351	Industries, Inc.	142,260	2,674,488
ENERGY EQUIPMENT & SERVICES — 0.6%			NVR, Inc.(1)	19,790	9,942,298
BJ Services Co.	276,551	3,769,390			13,370,759
ENSCO International, Inc.	40,512	1,412,653	HOUSEHOLD PRODUCTS — 3.1%
National Oilwell Varco, Inc.(1)	43,264	1,413,002	Clorox Co.	84,036	4,691,730
Patterson-UTI Energy, Inc.	256,024	3,292,469	Kimberly-Clark Corp.	379,420	19,892,991
		9,887,514	Procter & Gamble Co. (The)	564,233	28,832,306
FOOD & STAPLES RETAILING — 2.2%					53,417,027
Kroger Co. (The)	315,836	6,964,184	INDEPENDENT POWER PRODUCERS &
Safeway, Inc.	207,545	4,227,692	ENERGY TRADERS — 0.1%
SUPERVALU, INC.	647,323	8,382,833	NRG Energy, Inc.(1)	72,506	1,882,256
Wal-Mart Stores, Inc.	366,962	17,775,639
		37,350,348

Income & Growth

	Shares	Value		Shares	Value
INDUSTRIAL CONGLOMERATES — 1.8%			Lincoln Electric
3M Co.	65,907	$ 3,961,011	Holdings, Inc.	33,245	$ 1,198,150
Carlisle Cos., Inc.	106,252	2,554,298	Mueller Industries, Inc.	108,250	2,251,600
General Electric Co.	2,089,745	24,491,811	Navistar International
			Corp.(1)	49,111	2,141,240
		31,007,120
INSURANCE — 3.6%			Parker-Hannifin Corp.	114,529	4,920,166
ACE Ltd.	361,386	15,984,103	Timken Co.	84,039	1,435,386
American Financial					22,322,341
Group, Inc.	215,685	4,654,482	MEDIA — 3.0%
Aspen Insurance			CBS Corp., Class B	1,038,101	7,183,659
Holdings Ltd.	496,327	11,087,945	Comcast Corp., Class A	770,123	11,159,082
Axis Capital Holdings Ltd.	146,675	3,839,951	Gannett Co., Inc.	294,487	1,051,319
Endurance Specialty			Harte-Hanks, Inc.	133,901	1,238,584
Holdings Ltd.	66,709	1,954,574	Time Warner, Inc.	658,173	16,579,378
MetLife, Inc.	271,349	8,143,183	Walt Disney Co. (The)	601,192	14,025,809
Principal Financial					51,237,831
Group, Inc.	320,703	6,042,044	METALS & MINING — 0.5%
Prudential Financial, Inc.	203,239	7,564,556	Allegheny Technologies, Inc.	72,377	2,528,128
StanCorp Financial
Group, Inc.	11,273	323,310	Cliffs Natural Resources, Inc.	65,986	1,614,677
Travelers Cos., Inc. (The)	64,116	2,631,321	Newmont Mining Corp.	36,431	1,488,935
		62,225,469	Reliance Steel &
			Aluminum Co.	68,953	2,647,106
INTERNET & CATALOG RETAIL — 0.1%			Worthington Industries, Inc.	81,073	1,036,924
Netflix, Inc.(1)	48,588	2,008,628
					9,315,770
INTERNET SOFTWARE & SERVICES — 1.0%			MULTILINE RETAIL — 0.7%
Google, Inc., Class A(1)	33,129	13,966,855
			Dollar Tree, Inc.(1)	24,431	1,028,545
Yahoo!, Inc.(1)	206,641	3,235,998
			Family Dollar Stores, Inc.	271,149	7,673,517
		17,202,853	Macy’s, Inc.	305,269	3,589,963
IT SERVICES — 5.0%					12,292,025
Accenture Ltd., Class A	515,923	17,262,784	MULTI-UTILITIES — 0.8%
Broadridge Financial			CenterPoint Energy, Inc.	131,509	1,457,120
Solutions, Inc.	257,756	4,273,594
Computer Sciences			DTE Energy Co.	192,064	6,146,048
Corp.(1)(2)	414,911	18,380,557	PG&E Corp.	52,830	2,030,785
International Business			Public Service
Machines Corp.	453,476	47,351,964	Enterprise Group, Inc.	133,333	4,350,656
		87,268,899			13,984,609
LEISURE EQUIPMENT & PRODUCTS — 0.9%			OFFICE ELECTRONICS — 0.1%
Hasbro, Inc.	624,470	15,137,153	Xerox Corp.	307,327	1,991,479
LIFE SCIENCES TOOLS & SERVICES — 0.1%			OIL, GAS & CONSUMABLE FUELS — 13.3%
PerkinElmer, Inc.	73,439	1,277,839	Alpha Natural
			Resources, Inc.(1)	282,553	7,422,667
Varian, Inc.(1)	35,130	1,385,176
			Apache Corp.	70,872	5,113,415
		2,663,015	Chevron Corp.	685,536	45,416,760
MACHINERY — 1.3%			ConocoPhillips	707,258	29,747,271
Cummins, Inc.	73,294	2,580,682	Exxon Mobil Corp.	1,307,596	91,414,036
Dover Corp.	190,010	6,287,431	Hess Corp.	73,674	3,959,978
Flowserve Corp.	21,597	1,507,686	Murphy Oil Corp.	75,741	4,114,251

Income & Growth

	Shares	Value		Shares	Value
Occidental Petroleum Corp.	431,023	$ 28,365,624	SOFTWARE — 3.5%
Peabody Energy Corp.	38,343	1,156,425	Autodesk, Inc.(1)	79,075	$ 1,500,843
Sunoco, Inc.	52,809	1,225,169	Microsoft Corp.	1,772,466	42,131,517
Valero Energy Corp.	629,228	10,627,661	Oracle Corp.	536,355	11,488,724
W&T Offshore, Inc.	285,469	2,780,468	Parametric Technology
World Fuel Services Corp.	2,536	104,559	Corp.(1)	126,111	1,474,238
		231,448,284	Sybase, Inc.(1)	54,004	1,692,485
PERSONAL PRODUCTS — 0.2%			Symantec Corp.(1)	115,818	1,802,128
Herbalife Ltd.	110,145	3,473,973	Take-Two Interactive
PHARMACEUTICALS — 7.4%			Software, Inc.(1)	150,451	1,424,771
Bristol-Myers Squibb Co.	815,812	16,569,142			61,514,706
Eli Lilly & Co.	632,740	21,918,113	SPECIALTY RETAIL — 2.1%
Johnson & Johnson	890,538	50,582,558	AutoNation, Inc.(1)	193,592	3,358,821
King Pharmaceuticals, Inc.(1)	89,747	864,264	Barnes & Noble, Inc.	150,275	3,100,173
Pfizer, Inc.(2)	2,272,879	34,093,185	Gap, Inc. (The)	921,576	15,113,846
Sepracor, Inc.(1)	206,065	3,569,046	Home Depot, Inc. (The)	70,701	1,670,665
Wyeth	20,020	908,708	RadioShack Corp.	506,296	7,067,892
			Rent-A-Center, Inc.(1)	288,559	5,145,007
		128,505,016
PROFESSIONAL SERVICES — 0.1%			Tractor Supply Co.(1)	32,102	1,326,455
Manpower, Inc.	23,561	997,573			36,782,859
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%			TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Equity Residential	28,584	635,422	Columbia Sportswear Co.	45,582	1,409,395
Hospitality Properties Trust	222,174	2,641,649	Jones Apparel Group, Inc.	233,660	2,507,172
HRPT Properties Trust	201,120	816,547	Polo Ralph Lauren Corp.	68,185	3,650,625
Public Storage	16,090	1,053,573	Timberland Co. (The),
			Class A(1)	64,624	857,561
Simon Property Group, Inc.	146,320	7,525,238
Vornado Realty Trust	196	8,826	VF Corp.	19,060	1,054,971
		12,681,255			9,479,724
ROAD & RAIL — 0.9%			THRIFTS & MORTGAGE FINANCE — 0.1%
			New York Community
CSX Corp.	161,698	5,599,602	Bancorp., Inc.	157,717	1,685,995
Norfolk Southern Corp.	143,571	5,408,320	TOBACCO — 1.8%
Union Pacific Corp.	74,626	3,885,029	Altria Group, Inc.	590,059	9,671,067
		14,892,951	Lorillard, Inc.	112,140	7,599,728
SEMICONDUCTORS & SEMICONDUCTOR			Philip Morris
EQUIPMENT — 3.0%			International, Inc.	97,999	4,274,716
Amkor Technology, Inc.(1)	1,317,205	6,230,380	Reynolds American, Inc.	247,187	9,546,362
Analog Devices, Inc.	32,386	802,525			31,091,873
Broadcom Corp., Class A(1)	145,519	3,607,416	TOTAL COMMON STOCKS
Intel Corp.	1,337,796	22,140,524	(Cost $1,824,951,421)		1,725,877,411
Linear Technology Corp.	31,644	738,887
LSI Corp.(1)	1,934,782	8,822,606
Maxim Integrated
Products, Inc.	109,538	1,718,651
NVIDIA Corp.(1)	149,715	1,690,282
Xilinx, Inc.	307,150	6,284,289
		52,035,560

Income & Growth

	Shares	Value		Value
Temporary Cash Investments — 0.3%			Temporary Cash Investments –
JPMorgan U.S. Treasury			Segregated For Futures Contracts — 0.1%
Plus Money Market Fund			Repurchase Agreement, Deutsche Bank
Agency Shares(2)	66,564	$ 66,564
			Securities, Inc., (collateralized by various
Repurchase Agreement, Deutsche Bank			U.S. Treasury obligations, 4.875%, 7/31/11,
Securities, Inc., (collateralized by various			valued at $1,121,151), in a joint trading
U.S. Treasury obligations, 4.875%, 7/31/11,			account at 0.001%, dated 6/30/09,
valued at $5,713,891), in a joint trading			due 7/1/09 (Delivery value $1,099,000)
account at 0.001%, dated 6/30/09,			(Cost $1,099,000)	$ 1,099,000
due 7/1/09 (Delivery value $5,601,000)		5,601,000	TOTAL INVESTMENT
TOTAL TEMPORARY			SECURITIES — 100.0%
CASH INVESTMENTS			(Cost $1,831,717,985)	1,732,643,975
(Cost $5,667,564)		5,667,564	OTHER ASSETS AND LIABILITIES(3)	491,128
			TOTAL NET ASSETS — 100.0%	$1,733,135,103

Futures Contracts
Underlying Face
	Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
	24 S&P 500 E-Mini Futures	September 2009	$1,098,600	$(23,348)

Notes to Schedule of Investments
(1)	Non-income producing.
(2)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $1,099,000.
(3)	Category is less than 0.05% of total net assets.

Industry classifications are unaudited.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2009
	Disciplined Growth	Equity Growth	Income & Growth
Assets
Investment securities, at value (cost of $14,080,542,
$1,791,556,138 and $1,831,717,985, respectively)	$13,788,971	$1,738,384,309	$1,732,643,975
Receivable for investments sold	925,080	64,624,979	1,407,722
Receivable for capital shares sold	68,687	955,458	678,494
Dividends and interest receivable	10,955	2,021,765	2,210,527
	14,793,693	1,805,986,511	1,736,940,718

Liabilities
Payable for investments purchased	1,078,491	60,948,381	—
Payable for capital shares redeemed	93,970	2,562,321	2,786,957
Payable for variation margin on futures contracts	—	—	6,840
Accrued management fees	11,191	983,568	972,697
Distribution fees payable	49	3,204	537
Service fees (and distribution fees —
A Class and R Class) payable	272	48,372	38,584
	1,183,973	64,545,846	3,805,615

Net Assets	$13,609,720	$1,741,440,665	$1,733,135,103

See Notes to Financial Statements.

JUNE 30, 2009
	Disciplined Growth	Equity Growth	Income & Growth
Net Assets Consist of:
Capital (par value and paid-in surplus)	$18,725,336	$2,501,583,439	$2,450,433,207
Undistributed net investment income	6,924	39,417	—
Accumulated net realized loss on investment transactions	(4,830,969)	(707,010,362)	(618,200,746)
Net unrealized depreciation on investments	(291,571)	(53,171,829)	(99,097,358)
	$13,609,720	$1,741,440,665	$1,733,135,103

Investor Class, $0.01 Par Value
Net assets	$10,439,583	$1,339,581,926	$1,281,417,980
Shares outstanding	1,303,548	87,446,685	71,076,520
Net asset value per share	$8.01	$15.32	$18.03

Institutional Class, $0.01 Par Value
Net assets	$2,264,519	$168,092,452	$268,346,427
Shares outstanding	281,875	10,967,458	14,873,972
Net asset value per share	$8.03	$15.33	$18.04

A Class, $0.01 Par Value
Net assets	$408,376	$226,830,192	$182,331,050
Shares outstanding	51,191	14,818,240	10,122,965
Net asset value per share	$7.98	$15.31	$18.01
Maximum offering price (net asset value divided by 0.9425)	$8.47	$16.24	$19.11

B Class, $0.01 Par Value
Net assets	$25,925	$64,340	$48,350
Shares outstanding	3,279	4,199	2,682
Net asset value per share	$7.91	$15.32	$18.03

C Class, $0.01 Par Value
Net assets	$54,271	$5,107,668	$815,495
Shares outstanding	6,864	335,591	45,332
Net asset value per share	$7.91	$15.22	$17.99

R Class, $0.01 Par Value
Net assets	$417,046	$1,764,087	$175,801
Shares outstanding	52,653	115,167	9,752
Net asset value per share	$7.92	$15.32	$18.03

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2009
	Disciplined Growth	Equity Growth	Income & Growth
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of
$51, $87,128 and $95,870, respectively)	$ 216,441	$ 47,572,850	$ 61,510,273
Interest	805	69,441	86,285
Securities lending, net	321	315,974	194,795
	217,567	47,958,265	61,791,353

Expenses:
Management fees	147,067	13,471,765	13,623,931
Distribution fees:
B Class	134	345	275
C Class	253	41,059	6,185
Service fees:
B Class	45	115	92
C Class	84	13,687	2,062
Distribution and service fees:
A Class	982	609,284	571,751
R Class	2,174	5,223	1,381
Directors’ fees and expenses	607	84,078	85,822
Other expenses	133	7,942	8,135
	151,479	14,233,498	14,299,634

Net investment income (loss)	66,088	33,724,767	47,491,719

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(4,351,698)	(613,556,979)	(515,675,868)
Futures contract transactions	—	152,698	(4,369,268)
	(4,351,698)	(613,404,281)	(520,045,136)

Change in net unrealized appreciation (depreciation) on:
Investments	(1,749,087)	(204,285,394)	(304,872,655)
Futures contracts	—	—	1,170,990
	(1,749,087)	(204,285,394)	(303,701,665)

Net realized and unrealized gain (loss)	(6,100,785)	(817,689,675)	(823,746,801)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$(6,034,697)	$(783,964,908)	$(776,255,082)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2009 AND JUNE 30, 2008
	Disciplined Growth		Equity Growth
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 66,088	$ (14,189)	$ 33,724,767	$ 33,299,460
Net realized gain (loss)	(4,351,698)	16,445	(613,404,281)	(27,701,805)
Change in net unrealized
appreciation (depreciation)	(1,749,087)	(1,723,217)	(204,285,394)	(431,936,177)
Net increase (decrease) in net assets
resulting from operations	(6,034,697)	(1,720,961)	(783,964,908)	(426,338,522)

Distributions to Shareholders
From net investment income:
Investor Class	(43,563)	—	(30,419,338)	(18,117,148)
Institutional Class	(15,865)	—	(7,046,596)	(4,575,117)
A Class	(641)	—	(4,230,042)	(2,458,073)
B Class	—	—	(381)	(23)
C Class	—	—	(42,370)	(3,652)
R Class	—	—	(16,018)	(3,169)
From net realized gains:
Investor Class	—	(842,841)	—	(168,886,889)
Institutional Class	—	(231,230)	—	(35,308,932)
A Class	—	(28,321)	—	(31,289,644)
B Class	—	(928)	—	(1,935)
C Class	—	(929)	—	(789,602)
R Class	—	(24,205)	—	(77,406)
Decrease in net assets from distributions	(60,069)	(1,128,454)	(41,754,745)	(261,511,590)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	(1,774,539)	(7,230,688)	(267,965,105)	(175,475,327)

Net increase (decrease) in net assets	(7,869,305)	(10,080,103)	(1,093,684,758)	(863,325,439)

Net Assets
Beginning of period	21,479,025	31,559,128	2,835,125,423	3,698,450,862
End of period	$13,609,720	$21,479,025	$ 1,741,440,665	$2,835,125,423

Undistributed net investment income	$6,924	—	$39,417	$8,032,494

See Notes to Financial Statements.

YEARS ENDED JUNE 30, 2009 AND JUNE 30, 2008
	Income & Growth
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 47,491,719	$ 56,836,326
Net realized gain (loss)	(520,045,136)	(5,341,267)
Change in net unrealized appreciation (depreciation)	(303,701,665)	(800,821,844)
Net increase (decrease) in net assets resulting from operations	(776,255,082)	(749,326,785)

Distributions to Shareholders
From net investment income:
Investor Class	(39,834,928)	(32,809,227)
Institutional Class	(11,724,274)	(6,577,667)
A Class	(5,403,315)	(5,630,116)
B Class	(621)	(91)
C Class	(12,291)	(6,702)
R Class	(5,646)	(6,676)
From net realized gains:
Investor Class	—	(278,102,719)
Institutional Class	—	(52,837,113)
A Class	—	(55,266,754)
B Class	—	(2,900)
C Class	—	(155,764)
R Class	—	(85,046)
Decrease in net assets from distributions	(56,981,075)	(431,480,775)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(413,872,612)	(466,136,259)

Net increase (decrease) in net assets	(1,247,108,769)	(1,646,943,819)

Net Assets
Beginning of period	2,980,243,872	4,627,187,691
End of period	$ 1,733,135,103	$ 2,980,243,872

Undistributed net investment income	—	$9,296,178

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Disciplined Growth Fund (Disciplined Growth), Equity Growth Fund (Equity Growth) and Income & Growth Fund (Income & Growth) (collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds seek long-term capital growth by investing in common stocks. Income is a secondary objective for Income & Growth. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Disciplined Growth’s B Class and C Class commenced on September 28, 2007. Sale of Equity Growth and Income & Growth’s B Class commenced on September 28, 2007.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities on Loan — The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees is included in the Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Equity Growth and Income & Growth are no longer subject to examination by tax authorities for years prior to 2005. All tax years for Disciplined Growth remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually for Disciplined Growth. Distributions from net investment income, if any, are declared and paid quarterly for Equity Growth and Income & Growth. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.6880% to 0.8700% for Disciplined Growth and from 0.3380% to 0.5200% for Equity Growth and Income & Growth. The rates for the Complex Fee (Investor Class, A Class, B Class, C Class, and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class of the funds for the year ended June 30, 2009 was as follows:

	Investor, A, B, C & R	Institutional
Disciplined Growth	1.04%	0.84%
Equity Growth	0.69%	0.49%
Income & Growth	0.69%	0.49%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The funds may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). Each fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of each fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended June 30, 2009, were as follows:

	Disciplined Growth	Equity Growth	Income & Growth
Purchases	$14,601,488	$2,214,027,991	$1,034,729,556
Sales	$16,516,591	$2,460,203,683	$1,422,153,913

4. Capital Share Transactions

Transactions in shares of the funds were as follows:

	Year ended June 30, 2009		Year ended June 30, 2008(1)
	Shares	Amount	Shares	Amount

Disciplined Growth
Investor Class/Shares Authorized	80,000,000		80,000,000
Sold	278,559	$ 2,143,625	273,346	$ 3,310,471
Issued in reinvestment of distributions	6,002	41,955	68,671	830,920
Redeemed	(428,464)	(3,295,292)	(739,371)	(8,613,604)
	(143,903)	(1,109,712)	(397,354)	(4,472,213)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	52,851	403,445	119,528	1,448,691
Issued in reinvestment of distributions	2,263	15,865	19,063	231,230
Redeemed	(149,290)	(1,171,779)	(322,327)	(3,877,341)
	(94,176)	(752,469)	(183,736)	(2,197,420)
A Class/Shares Authorized	10,000,000		10,000,000
Sold	38,955	304,771	22,561	272,265
Issued in reinvestment of distributions	90	630	2,346	28,312
Redeemed	(39,437)	(279,324)	(74,563)	(937,691)
	(392)	26,077	(49,656)	(637,114)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	1,269	9,737	1,933	24,999
Issued in reinvestment of distributions	—	—	77	928
	1,269	9,737	2,010	25,927
C Class/Shares Authorized	10,000,000		10,000,000
Sold	4,854	36,608	1,933	24,998
Issued in reinvestment of distributions	—	—	77	929
	4,854	36,608	2,010	25,927
R Class/Shares Authorized	10,000,000		10,000,000
Sold	3,945	38,118	—	—
Issued in reinvestment of distributions	—	—	2,015	24,205
Redeemed	(3,692)	(22,898)	—	—
	253	15,220	2,015	24,205
Net increase (decrease)	(232,095)	$(1,774,539)	(624,711)	$(7,230,688)
(1) September 28, 2007 (commencement of sale) through June 30, 2008 for the B Class and C Class.

	Year ended June 30, 2009		Year ended June 30, 2008(1)
	Shares	Amount	Shares	Amount

Equity Growth
Investor Class/Shares Authorized	400,000,000		300,000,000
Sold	13,834,287	$ 216,287,346	13,807,508	$ 333,475,659
Issued in reinvestment of distributions	1,486,779	24,209,945	6,334,214	151,246,473
Redeemed	(21,560,263)	(356,914,934)	(25,892,430)	(622,960,730)
	(6,239,197)	(116,417,643)	(5,750,708)	(138,238,598)
Institutional Class/Shares Authorized	90,000,000		90,000,000
Sold	3,577,484	58,678,266	3,692,517	89,588,964
Issued in reinvestment of distributions	399,943	6,598,298	1,580,033	37,752,044
Redeemed	(13,301,187)	(204,327,363)	(4,641,320)	(109,119,117)
	(9,323,760)	(139,050,799)	631,230	18,221,891
A Class/Shares Authorized	80,000,000		50,000,000
Sold	4,755,754	76,867,990	4,092,498	101,844,420
Issued in reinvestment of distributions	207,347	3,356,825	1,247,173	29,737,374
Redeemed	(5,593,868)	(93,689,779)	(7,723,646)	(184,147,754)
	(630,767)	(13,464,964)	(2,383,975)	(52,565,960)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	3,023	46,617	3,009	72,211
Issued in reinvestment of distributions	25	369	83	1,958
Redeemed	(967)	(14,272)	(974)	(22,509)
	2,081	32,714	2,118	51,660
C Class/Shares Authorized	10,000,000		10,000,000
Sold	83,085	1,300,447	63,714	1,555,295
Issued in reinvestment of distributions	2,694	40,500	32,729	773,749
Redeemed	(102,960)	(1,633,457)	(223,998)	(5,249,391)
	(17,181)	(292,510)	(127,555)	(2,920,347)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	90,454	1,365,899	26,397	662,896
Issued in reinvestment of distributions	1,053	16,018	3,380	80,575
Redeemed	(10,815)	(153,820)	(31,043)	(767,444)
	80,692	1,228,097	(1,266)	(23,973)
Net increase (decrease)	(16,128,132)	$(267,965,105)	(7,630,156)	$(175,475,327)
(1) September 28, 2007 (commencement of sale) through June 30, 2008 for the B Class.

	Year ended June 30, 2009		Year ended June 30, 2008(1)
	Shares	Amount	Shares	Amount

Income & Growth
Investor Class/Shares Authorized	330,000,000		300,000,000
Sold	5,725,804	$ 107,573,044	6,415,315	$ 194,535,979
Issued in reinvestment of distributions	1,984,000	37,745,971	10,224,009	294,726,443
Redeemed	(18,713,803)	(361,624,767)	(33,404,033)	(1,021,552,458)
	(11,003,999)	(216,305,752)	(16,764,709)	(532,290,036)
Institutional Class/Shares Authorized	100,000,000		50,000,000
Sold	6,516,634	118,653,148	11,749,338	347,201,581
Issued in reinvestment of distributions	590,268	11,276,375	1,989,992	57,370,982
Redeemed	(13,481,166)	(242,902,227)	(5,108,609)	(149,392,874)
	(6,374,264)	(112,972,704)	8,630,721	255,179,689
A Class/Shares Authorized	100,000,000		100,000,000
Sold	1,352,467	25,563,806	2,105,676	64,860,599
Issued in reinvestment of distributions	277,285	5,289,524	2,105,543	60,602,076
Redeemed	(5,806,277)	(115,164,742)	(10,436,043)	(314,186,372)
	(4,176,525)	(84,311,412)	(6,224,824)	(188,723,697)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	1,356	21,381	1,441	45,675
Issued in reinvestment of distributions	36	621	104	2,991
Redeemed	—	—	(255)	(6,791)
	1,392	22,002	1,290	41,875
C Class/Shares Authorized	10,000,000		10,000,000
Sold	22,067	398,750	6,606	199,778
Issued in reinvestment of distributions	560	10,076	4,456	127,573
Redeemed	(23,968)	(472,772)	(20,428)	(644,385)
	(1,341)	(63,946)	(9,366)	(317,034)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	6,597	133,954	17,106	501,406
Issued in reinvestment of distributions	189	3,523	758	21,819
Redeemed	(18,621)	(378,277)	(19,656)	(550,281)
	(11,835)	(240,800)	(1,792)	(27,056)
Net increase (decrease)	(21,566,572)	$(413,872,612)	(14,368,680)	$ (466,136,259)
(1) September 28, 2007 (commencement of sale) through June 30, 2008 for the B Class.

5. Securities Lending

As of June 30, 2009, the funds did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds’ risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

6. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of June 30, 2009:

Fund	Level 1	Level 2	Level 3

Disciplined Growth
Investment Securities
Common Stocks	$13,518,518	—	—
Temporary Cash Investments	70,453	$200,000	—
Total Value of Investment Securities	$13,588,971	$200,000	—

Equity Growth
Investment Securities
Common Stocks	$1,731,395,618	—	—
Temporary Cash Investments	88,691	$6,900,000	—
Total Value of Investment Securities	$1,731,484,309	$6,900,000	—

Income & Growth
Investment Securities
Common Stocks	$1,725,877,411	—	—
Temporary Cash Investments	66,564	$6,700,000	—
Total Value of Investment Securities	$1,725,943,975	$6,700,000	—

Other Financial Instruments
Futures Contracts	$(23,348)	—	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$(23,348)	—	—

7. Derivative Instruments

Equity Price Risk — Equity Growth and Income & Growth are subject to equity price risk in the normal course of pursuing their investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the year ended June 30, 2009, Equity Growth and Income & Growth purchased futures contracts.

For Equity Growth, for the year ended June 30, 2009, the effect of equity price risk derivatives on the Statement of Operations was $152,698 in net realized gain (loss) on futures contract transactions.

For Income & Growth, the value of equity price risk derivatives as of June 30, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $6,840 in payable for variation margin on futures contracts. For Income & Growth, for the year ended June 30, 2009, the effect of equity price risk derivatives on the Statement of Operations was $(4,369,268) in net realized gain (loss) on futures contract transactions and $1,170,990 in change in net unrealized appreciation (depreciation) on futures contracts.

For Income & Growth, the value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of Income & Growth’s typical volume. Equity Growth’s infrequent use of derivative instruments and the effect of derivatives on the Statement of Operations are indicative of Equity Growth’s typical volume.

8. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended June 30, 2009.

9. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2009, the funds did not utilize the program.

10. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008, were as follows:

	Disciplined Growth		Equity Growth
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$60,069	$599,150	$41,588,499	$75,090,643
Long-term capital gains	—	$529,304	$166,246	$186,420,947

			Income & Growth
			2009	2008
Distributions Paid From
Ordinary income			$56,981,075	$101,721,419
Long-term capital gains			—	$329,759,356

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

	Disciplined Growth	Equity Growth	Income & Growth
Federal tax cost of investments	$14,140,474	$1,836,186,615	$1,869,359,345
Gross tax appreciation of investments	$ 995,757	$ 131,198,053	$ 218,741,471
Gross tax depreciation of investments	(1,347,260)	(229,000,359)	(355,456,841)
Net tax appreciation (depreciation) of investments	$ (351,503)	$ (97,802,306)	$(136,715,370)
Net tax appreciation (depreciation) on derivatives	—	—	—
Net tax appreciation (depreciation)	$ (351,503)	$ (97,802,306)	$(136,715,370)
Undistributed ordinary income	$6,924	$39,417	—
Accumulated capital losses	$(1,666,672)	$(190,964,078)	$(221,057,667)
Capital loss deferrals	$(3,104,365)	$(471,415,807)	$(359,525,067)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions. The capital loss carryovers expire in 2017.

The capital loss deferrals listed above represent net capital losses incurred in the eight-month period ended June 30, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

12. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2009.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended June 30, 2009.

Disciplined Growth	Equity Growth	Income & Growth
$60,069	$41,588,499	$56,981,075

The funds hereby designate the following long-term capital gain distributions, or up to the maximum amount allowable, for the fiscal year ended June 30, 2009.

Disciplined Growth	Equity Growth	Income & Growth
—	$166,246	—

The funds hereby designate the following distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

Disciplined Growth	Equity Growth	Income & Growth
$1,057	—	—

Financial Highlights
Disciplined Growth

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value, Beginning of Period	$11.12	$12.35	$11.59	$10.47	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.04	(0.01)	(0.02)	(0.02)	0.01
Net Realized and Unrealized Gain (Loss)	(3.12)	(0.74)	0.83	1.20	0.48
Total From Investment Operations	(3.08)	(0.75)	0.81	1.18	0.49
Distributions
From Net Investment Income	(0.03)	—	—	—	(0.02)
From Net Realized Gains	—	(0.48)	(0.05)	(0.06)	—
Total Distributions	(0.03)	(0.48)	(0.05)	(0.06)	(0.02)
Net Asset Value, End of Period	$8.01	$11.12	$12.35	$11.59	$10.47

Total Return(4)	(27.63)%	(6.38)%	7.00%	11.30%	4.87%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.05%	1.03%	1.02%(5)	1.02%	1.02%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.44%	(0.07)%	(0.29)%(5)	(0.21)%	0.28%(5)
Portfolio Turnover Rate	98%	134%	78%	124%	37%
Net Assets, End of Period (in thousands)	$10,440	$16,093	$22,775	$16,709	$8,569

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

Disciplined Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value, Beginning of Period	$11.15	$12.36	$11.62	$10.47	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.05	0.01	—(4)	—(4)	0.01
Net Realized and Unrealized Gain (Loss)	(3.12)	(0.74)	0.81	1.21	0.48
Total From Investment Operations	(3.07)	(0.73)	0.81	1.21	0.49
Distributions
From Net Investment Income	(0.05)	—	—	—	(0.02)
From Net Realized Gains	—	(0.48)	(0.07)	(0.06)	—
Total Distributions	(0.05)	(0.48)	(0.07)	(0.06)	(0.02)
Net Asset Value, End of Period	$8.03	$11.15	$12.36	$11.62	$10.47

Total Return(5)	(27.50)%	(6.22)%	7.02%	11.59%	4.91%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.85%	0.83%	0.82%(6)	0.82%	0.82%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.64%	0.13%	(0.09)%(6)	(0.01)%	0.48%(6)
Portfolio Turnover Rate	98%	134%	78%	124%	37%
Net Assets, End of Period (in thousands)	$2,265	$4,194	$6,918	$3,940	$524

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Annualized.

See Notes to Financial Statements.

Disciplined Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(2)	2006	2005(3)
Per-Share Data
Net Asset Value, Beginning of Period	$11.07	$12.33	$11.56	$10.46	$10.00
Income From Investment Operations
Net Investment Income (Loss)(4)	0.02	(0.04)	(0.03)	(0.05)	—(5)
Net Realized and Unrealized Gain (Loss)	(3.09)	(0.74)	0.82	1.21	0.47
Total From Investment Operations	(3.07)	(0.78)	0.79	1.16	0.47
Distributions
From Net Investment Income	(0.02)	—	—	—	(0.01)
From Net Realized Gains	—	(0.48)	(0.02)	(0.06)	—
Total Distributions	(0.02)	(0.48)	(0.02)	(0.06)	(0.01)
Net Asset Value, End of Period	$7.98	$11.07	$12.33	$11.56	$10.46

Total Return(6)	(27.76)%	(6.65)%	6.84%	11.12%	4.72%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.30%	1.28%	1.27%(7)	1.27%	1.27%(7)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.19%	(0.32)%	(0.54)%(7)	(0.46)%	0.03%(7)
Portfolio Turnover Rate	98%	134%	78%	124%	37%
Net Assets, End of Period (in thousands)	$408	$571	$1,248	$701	$531

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(3)	September 30, 2005 (fund inception) through December 31, 2005.
(4)	Computed using average shares outstanding throughout the period.
(5)	Per-share amount was less than $0.005.
(6)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(7)	Annualized.

See Notes to Financial Statements.

Disciplined Growth

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$11.04	$12.93
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.04)	(0.09)
Net Realized and Unrealized Gain (Loss)	(3.09)	(1.32)
Total From Investment Operations	(3.13)	(1.41)
Distributions
From Net Realized Gains	—	(0.48)
Net Asset Value, End of Period	$7.91	$11.04

Total Return(3)	(28.35)%	(11.22)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.05%	2.03%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.56)%	(1.02)%(4)
Portfolio Turnover Rate	98%	134%(5)
Net Assets, End of Period (in thousands)	$26	$22

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

Disciplined Growth

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$11.04	$12.93
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.04)	(0.09)
Net Realized and Unrealized Gain (Loss)	(3.09)	(1.32)
Total From Investment Operations	(3.13)	(1.41)
Distributions
From Net Realized Gains	—	(0.48)
Net Asset Value, End of Period	$7.91	$11.04

Total Return(3)	(28.35)%	(11.22)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.05%	2.03%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.56)%	(1.01)%(4)
Portfolio Turnover Rate	98%	134%(5)
Net Assets, End of Period (in thousands)	$54	$22

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

Disciplined Growth

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value, Beginning of Period	$11.00	$12.28	$11.53	$10.46	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	—(4)	(0.07)	(0.05)	(0.08)	—(4)
Net Realized and Unrealized Gain (Loss)	(3.08)	(0.73)	0.82	1.21	0.47
Total From Investment Operations	(3.08)	(0.80)	0.77	1.13	0.47
Distributions
From Net Investment Income	—	—	—	—	(0.01)
From Net Realized Gains	—	(0.48)	(0.02)	(0.06)	—
Total Distributions	—	(0.48)	(0.02)	(0.06)	(0.01)
Net Asset Value, End of Period	$7.92	$11.00	$12.28	$11.53	$10.46

Total Return(5)	(28.00)%	(6.84)%	6.68%	10.83%	4.66%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.55%	1.53%	1.52%(6)	1.52%	1.52%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.06)%	(0.57)%	(0.79)%(6)	(0.71)%	(0.22)%(6)
Portfolio Turnover Rate	98%	134%	78%	124%	37%
Net Assets, End of Period (in thousands)	$417	$576	$619	$580	$523

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Annualized.

See Notes to Financial Statements.

Equity Growth

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$21.84	$26.91	$25.64	$23.37	$22.08	$19.60
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.27	0.25	0.11	0.22	0.22	0.25
Net Realized and
Unrealized Gain (Loss)	(6.45)	(3.36)	1.55	3.07	1.39	2.47
Total From
Investment Operations	(6.18)	(3.11)	1.66	3.29	1.61	2.72
Distributions
From Net
Investment Income	(0.34)	(0.18)	(0.11)	(0.23)	(0.22)	(0.24)
From Net
Realized Gains	—	(1.78)	(0.28)	(0.79)	(0.10)	—
Total Distributions	(0.34)	(1.96)	(0.39)	(1.02)	(0.32)	(0.24)
Net Asset Value,
End of Period	$15.32	$21.84	$26.91	$25.64	$23.37	$22.08

Total Return(3)	(28.37)%	(12.12)%	6.52%	14.14%	7.30%	13.98%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.70%	0.67%	0.67%(4)	0.67%	0.67%	0.68%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.66%	1.01%	0.82%(4)	0.92%	0.98%	1.24%
Portfolio Turnover Rate	107%	105%	52%	102%	106%	97%
Net Assets, End of Period
(in thousands)	$1,339,582	$2,046,107	$2,675,773	$2,488,267	$1,962,596	$1,547,062

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

Equity Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$21.86	$26.92	$25.65	$23.38	$22.09	$19.61
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.31	0.29	0.13	0.27	0.27	0.29
Net Realized and
Unrealized Gain (Loss)	(6.46)	(3.35)	1.55	3.07	1.38	2.47
Total From
Investment Operations	(6.15)	(3.06)	1.68	3.34	1.65	2.76
Distributions
From Net
Investment Income	(0.38)	(0.22)	(0.13)	(0.28)	(0.26)	(0.28)
From Net
Realized Gains	—	(1.78)	(0.28)	(0.79)	(0.10)	—
Total Distributions	(0.38)	(2.00)	(0.41)	(1.07)	(0.36)	(0.28)
Net Asset Value,
End of Period	$15.33	$21.86	$26.92	$25.65	$23.38	$22.09

Total Return(3)	(28.21)%	(11.95)%	6.61%	14.36%	7.51%	14.20%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.50%	0.47%	0.47%(4)	0.47%	0.47%	0.48%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.86%	1.21%	1.02%(4)	1.12%	1.18%	1.44%
Portfolio Turnover Rate	107%	105%	52%	102%	106%	97%
Net Assets, End of Period
(in thousands)	$168,092	$443,647	$529,324	$472,199	$177,805	$107,997

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

Equity Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(2)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$21.81	$26.89	$25.62	$23.35	$22.07	$19.59
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.23	0.18	0.07	0.16	0.17	0.20
Net Realized and
Unrealized Gain (Loss)	(6.44)	(3.34)	1.56	3.07	1.37	2.47
Total From
Investment Operations	(6.21)	(3.16)	1.63	3.23	1.54	2.67
Distributions
From Net
Investment Income	(0.29)	(0.14)	(0.08)	(0.17)	(0.16)	(0.19)
From Net
Realized Gains	—	(1.78)	(0.28)	(0.79)	(0.10)	—
Total Distributions	(0.29)	(1.92)	(0.36)	(0.96)	(0.26)	(0.19)
Net Asset Value,
End of Period	$15.31	$21.81	$26.89	$25.62	$23.35	$22.07

Total Return(4)	(28.54)%	(12.33)%	6.40%	13.86%	6.99%	13.71%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.95%	0.92%	0.92%(5)	0.92%	0.92%	0.93%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.41%	0.76%	0.57%(5)	0.67%	0.73%	0.99%
Portfolio Turnover Rate	107%	105%	52%	102%	106%	97%
Net Assets, End of Period
(in thousands)	$226,830	$336,939	$479,540	$417,950	$265,812	$160,427

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

Equity Growth

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$21.78	$27.09
Income From Investment Operations
Net Investment Income (Loss)(2)	0.11	—(3)
Net Realized and Unrealized Gain (Loss)	(6.44)	(3.52)
Total From Investment Operations	(6.33)	(3.52)
Distributions
From Net Investment Income	(0.13)	(0.01)
From Net Realized Gains	—	(1.78)
Total Distributions	(0.13)	(1.79)
Net Asset Value, End of Period	$15.32	$21.78

Total Return(4)	(29.05)%	(13.55)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.70%	1.67%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.66%	0.02%(5)
Portfolio Turnover Rate	107%	105%(6)
Net Assets, End of Period (in thousands)	$64	$46

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

Equity Growth

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$21.64	$26.76	$25.51	$23.28	$22.03	$19.55
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.11	—(3)	(0.02)	(0.02)	—(3)	0.05
Net Realized and
Unrealized Gain (Loss)	(6.40)	(3.33)	1.55	3.04	1.37	2.47
Total From
Investment Operations	(6.29)	(3.33)	1.53	3.02	1.37	2.52
Distributions
From Net
Investment Income	(0.13)	(0.01)	—	—(3)	(0.02)	(0.04)
From Net
Realized Gains	—	(1.78)	(0.28)	(0.79)	(0.10)	—
Total Distributions	(0.13)	(1.79)	(0.28)	(0.79)	(0.12)	(0.04)
Net Asset Value,
End of Period	15.22	$21.64	$26.76	$25.51	$23.28	$22.03

Total Return(4)	(29.06)%	(13.01)%	5.99%	13.02%	6.23%	12.89%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.70%	1.67%	1.67%(5)	1.67%	1.67%	1.68%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.66%	0.01%	(0.18)%(5)	(0.08)%	(0.02)%	0.24%
Portfolio Turnover Rate	107%	105%	52%	102%	106%	97%
Net Assets, End of Period
(in thousands)	$5,108	$7,634	$12,852	$10,276	$4,536	$2,088

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

Equity Growth

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value, Beginning of Period	$21.81	$26.91	$25.64	$23.37	$23.27
Income From Investment Operations
Net Investment Income (Loss)(3)	0.18	0.13	0.04	0.14	0.08
Net Realized and Unrealized Gain (Loss)	(6.43)	(3.36)	1.56	3.03	0.19
Total From Investment Operations	(6.25)	(3.23)	1.60	3.17	0.27
Distributions
From Net Investment Income	(0.24)	(0.09)	(0.05)	(0.11)	(0.07)
From Net Realized Gains	—	(1.78)	(0.28)	(0.79)	(0.10)
Total Distributions	(0.24)	(1.87)	(0.33)	(0.90)	(0.17)
Net Asset Value, End of Period	$15.32	$21.81	$26.91	$25.64	$23.37

Total Return(4)	(28.71)%	(12.56)%	6.27%	13.57%	1.15%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.20%	1.17%	1.17%(5)	1.17%	1.17%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.16%	0.51%	0.32%(5)	0.42%	0.78%(5)
Portfolio Turnover Rate	107%	105%	52%	102%	106%(6)
Net Assets, End of Period (in thousands)	$1,764	$752	$962	$741	$25

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	July 29, 2005 (commencement of sale) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

Income & Growth

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$25.32	$35.04	$33.29	$30.33	$30.67	$27.70
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.44	0.47	0.23	0.57	0.57	0.60
Net Realized and
Unrealized Gain (Loss)	(7.20)	(6.54)	2.27	4.54	0.90	2.96
Total From
Investment Operations	(6.76)	(6.07)	2.50	5.11	1.47	3.56
Distributions
From Net
Investment Income	(0.53)	(0.36)	(0.22)	(0.59)	(0.59)	(0.59)
From Net
Realized Gains	—	(3.29)	(0.53)	(1.56)	(1.22)	—
Total Distributions	(0.53)	(3.65)	(0.75)	(2.15)	(1.81)	(0.59)
Net Asset Value,
End of Period	$18.03	$25.32	$35.04	$33.29	$30.33	$30.67

Total Return(3)	(26.76)%	(18.48)%	7.67%	17.17%	4.79%	12.98%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.70%	0.68%	0.67%(4)	0.67%	0.67%	0.68%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.27%	1.53%	1.37%(4)	1.81%	1.86%	2.10%
Portfolio Turnover Rate	49%	57%	27%	63%	70%	74%
Net Assets, End of Period
(in thousands)	$1,281,418	$2,078,333	$3,463,508	$3,578,273	$3,616,640	$3,904,689

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

Income & Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$25.35	$35.06	$33.31	$30.34	$30.68	$27.71
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.48	0.52	0.26	0.64	0.64	0.66
Net Realized and
Unrealized Gain (Loss)	(7.21)	(6.53)	2.28	4.54	0.89	2.95
Total From
Investment Operations	(6.73)	(6.01)	2.54	5.18	1.53	3.61
Distributions
From Net
Investment Income	(0.58)	(0.41)	(0.26)	(0.65)	(0.65)	(0.64)
From Net
Realized Gains	—	(3.29)	(0.53)	(1.56)	(1.22)	—
Total Distributions	(0.58)	(3.70)	(0.79)	(2.21)	(1.87)	(0.64)
Net Asset Value,
End of Period	$18.04	$25.35	$35.06	$33.31	$30.34	$30.68

Total Return(3)	(26.63)%	(18.32)%	7.80%	17.40%	5.00%	13.20%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.50%	0.48%	0.47%(4)	0.47%	0.47%	0.48%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.47%	1.73%	1.57%(4)	2.01%	2.06%	2.30%
Portfolio Turnover Rate	49%	57%	27%	63%	70%	74%
Net Assets, End of Period
(in thousands)	$268,346	$538,656	$442,367	$487,888	$477,395	$400,048

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

Income & Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(2)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$25.28	$35.01	$33.27	$30.31	$30.65	$27.68
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.40	0.39	0.19	0.49	0.49	0.52
Net Realized and
Unrealized Gain (Loss)	(7.20)	(6.53)	2.27	4.54	0.90	2.96
Total From
Investment Operations	(6.80)	(6.14)	2.46	5.03	1.39	3.48
Distributions
From Net
Investment Income	(0.47)	(0.30)	(0.19)	(0.51)	(0.51)	(0.51)
From Net
Realized Gains	—	(3.29)	(0.53)	(1.56)	(1.22)	—
Total Distributions	(0.47)	(3.59)	(0.72)	(2.07)	(1.73)	(0.51)
Net Asset Value,
End of Period	$18.01	$25.28	$35.01	$33.27	$30.31	$30.65

Total Return(4)	(26.95)%	(18.68)%	7.55%	16.86%	4.53%	12.71%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.95%	0.93%	0.92%(5)	0.92%	0.92%	0.93%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.02%	1.28%	1.12%(5)	1.56%	1.61%	1.85%
Portfolio Turnover Rate	49%	57%	27%	63%	70%	74%
Net Assets, End of Period
(in thousands)	$182,331	$361,500	$718,533	$700,335	$690,379	$925,472

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

Income & Growth

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$25.26	$34.36
Income From Investment Operations
Net Investment Income (Loss)(2)	0.24	0.12
Net Realized and Unrealized Gain (Loss)	(7.19)	(5.84)
Total From Investment Operations	(6.95)	(5.72)
Distributions
From Net Investment Income	(0.28)	(0.09)
From Net Realized Gains	—	(3.29)
Total Distributions	(0.28)	(3.38)
Net Asset Value, End of Period	$18.03	$25.26

Total Return(3)	(27.49)%	(17.78)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.70%	1.68%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.27%	0.58%(4)
Portfolio Turnover Rate	49%	57%(5)
Net Assets, End of Period (in thousands)	$48	$33

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

Income & Growth

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$25.20	$34.98	$33.25	$30.29	$30.64	$27.67
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.24	0.16	0.06	0.26	0.27	0.32
Net Realized and
Unrealized Gain (Loss)	(7.17)	(6.51)	2.27	4.54	0.88	2.95
Total From
Investment Operations	(6.93)	(6.35)	2.33	4.80	1.15	3.27
Distributions
From Net
Investment Income	(0.28)	(0.14)	(0.07)	(0.28)	(0.28)	(0.30)
From Net
Realized Gains	—	(3.29)	(0.53)	(1.56)	(1.22)	—
Total Distributions	(0.28)	(3.43)	(0.60)	(1.84)	(1.50)	(0.30)
Net Asset Value,
End of Period	$17.99	$25.20	$34.98	$33.25	$30.29	$30.64

Total Return(3)	(27.48)%	(19.31)%	7.16%	16.02%	3.73%	11.88%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.70%	1.68%	1.67%(4)	1.67%	1.67%	1.68%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.27%	0.53%	0.37%(4)	0.81%	0.86%	1.10%
Portfolio Turnover Rate	49%	57%	27%	63%	70%	74%
Net Assets, End of Period
(in thousands)	$815	$1,176	$1,960	$1,956	$2,358	$2,966

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

Income & Growth

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$25.29	$35.04	$33.30	$30.34	$30.67	$27.70
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.36	0.32	0.15	0.41	0.50	0.48
Net Realized and
Unrealized Gain (Loss)	(7.21)	(6.53)	2.27	4.55	0.83	2.93
Total From
Investment Operations	(6.85)	(6.21)	2.42	4.96	1.33	3.41
Distributions
From Net
Investment Income	(0.41)	(0.25)	(0.15)	(0.44)	(0.44)	(0.44)
From Net
Realized Gains	—	(3.29)	(0.53)	(1.56)	(1.22)	—
Total Distributions	(0.41)	(3.54)	(0.68)	(2.00)	(1.66)	(0.44)
Net Asset Value,
End of Period	$18.03	$25.29	$35.04	$33.30	$30.34	$30.67

Total Return(3)	(27.13)%	(18.88)%	7.42%	16.56%	4.31%	12.42%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.20%	1.18%	1.17%(4)	1.17%	1.15%(5)	1.18%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.77%	1.03%	0.87%(4)	1.31%	1.38%(5)	1.60%
Portfolio Turnover Rate	49%	57%	27%	63%	70%	74%
Net Assets, End of Period
(in thousands)	$176	$546	$819	$660	$423	$70

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.17% and 1.36%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Disciplined Growth Fund, Equity Growth Fund and Income & Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Fund, Equity Growth Fund and Income & Growth Fund (three of the ten funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Funds”) at June 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 27, 2009

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Funds: Director (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Funds: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Dimensional Fund Advisors

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Director (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
and Controller, various American Century Investments funds (1997 to
September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Funds: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present);
Vice President, certain ACC subsidiaries (October 2001 to August 2006); Vice
President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as: Chief
Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and
Senior Vice President, ACIS

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/ trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the Disciplined Growth Fund, the Equity Growth Fund and the Income & Growth Fund (the “funds”) and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the funds;

• the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning each fund to the cost of owning a similar fund;

• data comparing each fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of each fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund investment management clients of the advisor; and

• collateral or “fall-out” benefits derived by the advisor from the management of the funds, and potential sharing of economies of scale in connection with the management of the funds.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew each fund’s management agreement under the terms ultimately determined by the board to be appropriate, the Directors based their decision on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of fund portfolios

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage each fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for each fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. Disciplined Growth’s performance was slightly above its benchmark for the three year period and below its benchmark one year period. The board discussed Disciplined Growth’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the fund. Equity Growth’s and Income & Growth’s performance for both the one- and three-year periods were above their benchmark.

Shareholder and Other Services. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing each fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the funds. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of each fund specifically, and the expenses incurred by the advisor in providing various functions to the funds. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of each fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. Each fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of Disciplined Growth was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of Equity Growth and Income & Growth were in the lowest quartile of the total expense ratios of their respective peer groups.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of each fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between each fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term. Also, as part of this process, the advisor and the Directors concluded that it would be appropriate to discuss over the coming year the possibility of changes in the overall fee structure of the funds.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Notes

Contact Us
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American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-ANN-66122N

Annual Report
June 30, 2009

American Century Investments

Small Company Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended June 30, 2009. We appreciate your trust in American Century Investments® during these challenging times.

The U.S. economy continued to struggle at the close of the reporting period, part of the lingering fallout from the subprime-initiated credit and financial crises and global recession that shook the capital markets during the past two years. The recession has affected everyone—from first-time individual investors to hundred-year-old financial institutions.

However, as we mark the second anniversary of the start of the subprime mortgage meltdown, the worst of the economic and financial market obstacles appear to be behind us. The rate of U.S. economic decline has slowed, as have the drop-offs in housing prices and jobs. Risk appetites returned to the markets in recent months, evidenced by the strong stock rebound since early March.

Risk was a predominant theme during the reporting period, as the investment pendulum swung from risk avoidance to risk acceptance. We believe, however, that caution and risk management are still advisable. We don’t think we’re out of the economic woods yet, not with mortgage and corporate default rates on the rise, housing prices continuing to decline in some regions, and job losses still mounting.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitment to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

The coming months will likely present additional challenges, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Stock Index Returns	2

Small Company

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Five Largest Overweights	7
Five Largest Underweights.	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	31

Other Information

Management	32
Approval of Management Agreement	35
Additional Information	39
Index Definitions	40

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By John Schniedwind, Chief Investment Officer, Quantitative Equity

A Historic Market Decline Sank Stocks

U.S. stocks fell sharply for the 12 months ended June 30, 2009, in an environment of extreme volatility and dramatic shifts in market sentiment. The major stock indices remained on a downward trajectory for much of the 12-month period as a deepening economic downturn, a worsening credit crunch, and a near collapse in the financial sector weighed on investor confidence.

The U.S. economy, already in recession since the end of 2007, contracted in the last two quarters of 2008 and the first quarter of 2009. The slumping economy was characterized by substantial job losses (leading to the highest unemployment rate since 1983), a drop-off in consumer spending, and further deterioration in the housing market.

At the same time, a lack of liquidity in the credit markets put enormous pressure on the balance sheets and profitability of financial companies worldwide. After a series of bankruptcies and takeovers swept through the financial sector in late 2008, the federal government moved swiftly to provide financial assistance and other support to prevent a full-scale breakdown in the financial system.

The economic and financial difficulties led to a steep market decline throughout the last half of 2008 and into early 2009. From the beginning of the reporting period through March 9, 2009, the broad stock indices plummeted by more than 45%.

Early Signs of Recovery

Market conditions changed dramatically in the last few months of the period. The stock market hit a multi-year low on March 9 and then staged a powerful rally as signs of economic stabilization generated optimism about a possible recovery. Investors also grew more confident about the federal government’s actions to stimulate economic activity and restore liquidity in the credit markets.

Despite the recent rebound, the broad equity indices declined by more than 25% for the 12-month period (see the table below). Much of the rally late in the period was driven by changing perceptions, but a truly sustainable long-term advance requires substantial improvements in economic and company fundamentals, which have yet to materialize.

U.S. Stock Index Returns
For the 12 months ended June 30, 2009
Russell 1000 Index (Large-Cap)	–26.69%	Russell 2000 Index (Small-Cap)	–25.01%
Russell 1000 Growth Index	–24.50%	Russell 2000 Growth Index	–24.85%
Russell 1000 Value Index	–29.03%	Russell 2000 Value Index	–25.24%
Russell Midcap Index	–30.36%
Russell Midcap Growth Index	–30.33%
Russell Midcap Value Index	–30.52%

2

Performance
Small Company

Total Returns as of June 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	-35.51%	-5.61%	4.16%	3.94%	7/31/98
S&P SmallCap 600 Index(1)	-25.31%	-0.90%	4.74%	4.87%	—
Institutional Class	-35.38%	-5.44%	—	5.10%	10/1/99
Advisor Class	-35.82%	-5.87%	—	1.85%	9/7/00
R Class	-35.91%	-6.09%	—	-0.76%	8/29/03

(1) Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.
Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Small Company

One-Year Returns Over 10 Years
Periods ended June 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	18.69%	0.02%	13.55%	3.04%	44.46%	18.16%	8.70%	11.85%	-19.13%	-35.51%
S&P SmallCap
600 Index	14.39%	11.12%	0.27%	-3.58%	35.25%	13.45%	13.92%	16.04%	-14.67%	-25.31%

Total Annual Fund Operating Expenses
Investor Class		Institutional Class			Advisor Class				R Class
0.87%			0.67%			1.12%			1.37%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Small Company

Portfolio Managers: Matti Von Türk, Tom Vaiana, Brian Ertley, and Melissa Fong

Performance Summary

Small Company returned –35.51%* for the fiscal year ended June 30, 2009, trailing the –25.31% return of its benchmark, the S&P SmallCap 600 Index.

The substantial decline for both Small Company and the S&P SmallCap 600 Index during the 12-month period reflected the challenging environment for stocks amid a deteriorating economy and a crisis in the financial sector. Small Company also underperformed the index during the period, with the bulk of the underperformance occurring in the last half of 2008. A series of dramatic shifts in market sentiment during the period had a negative impact on price momentum—a component of the fund’s stock selection process—creating a headwind for our investment approach.

Industrials Lagged

Stock selection detracted from performance versus the S&P SmallCap 600 Index in seven of ten market sectors, most notably in the industrials sector. Stock choices among machinery manufacturers and electrical equipment makers had the biggest negative impact on relative results in this sector.

The worst contributor in the industrials sector was machinery maker Robbins & Myers, which reduced future earnings guidance amid a slowdown in orders and losses in its pharmaceutical unit. GrafTech International, which provides graphite electrodes to the steel industry, was negatively impacted by weaker demand for steel and a drop in industrial production. A slump in the commercial airplane industry weighed on Woodward Governor, which makes electrical equipment for aircraft.

Consumer Discretionary and Technology Also Detracted

The portfolio’s consumer discretionary and information technology holdings also contributed significantly to the fund’s overall underperformance of the benchmark index. Specialty retailers and auto components producers detracted the most in the consumer discretionary sector. Auto parts maker TRW Automotive Holdings plummeted as the domestic auto industry faced bankruptcy and restructuring, while apparel maker Warnaco Group tumbled as consumers curtailed their retail spending.

In the information technology sector, stock selection among semiconductor manufacturers and software makers generated the lion’s share of the under-performance. Declining demand for semiconductors weighed on several fund holdings, including semiconductor testing firm Amkor Technology, which struggled amid a broad-based slowdown across the semiconductor industry, and chip-design software firm Mentor Graphics.

Other notable decliners included food industry waste recycler Darling International, which felt the impact of plunging commodity prices in the last half of 2008, and oil and gas producer Stone Energy, which was hit hard by declining fuel prices and an ill-timed acquisition.

*All fund returns referenced in this commentary are for Investor Class shares.

5

Small Company

Financials and Telecom Added Value

Stock selection was most successful in the financials and telecommunication services sectors, which were among the worst-performing sectors in the index during the 12-month period. Stock selection in the insurance industry and an underweight position in commercial banks contributed virtually all of the outperformance in the financials sector. Property and casualty insurers Allied World Assurance Company Holdings and Aspen Insurance Holdings were top contributors, benefiting from their relatively strong balance sheets and firmer pricing in their end markets. Real estate investment trust Equity LifeStyle Properties, which owns resort communities, also fared well during the period, exceeding earnings expectations and increasing its dividend.

In the telecom services sector, regional telecom provider CenturyTel was the top contributor as the company reported robust earnings and completed an important acquisition. Wireless services provider Syniverse Holdings, which receives transaction fees for linking up roaming phone calls and data (such as text messaging) between wireless networks, advanced as increased transaction volumes helped lift earnings for the company.

Other top contributors included paper products manufacturer Rock-Tenn, which benefited from a timely acquisition and lower input costs as energy prices declined; home health care services provider Apria Healthcare, which was acquired by a private equity firm in late 2008; and discount retailer Dollar Tree, which benefited from increased demand for discounted goods as a result of the economic downturn.

A Look Ahead

In the wake of the recent market rally, the question now is whether the economy is recuperating enough to support a broader advance. The key indicators will be stabilizing home prices, a rebound in consumer spending, and a peak in the unemployment rate. Historically, a stock market rally during a recession signals an end to the recession within four or five months, suggesting that we may see a recovery before the end of the year. However, unlike the rapid recoveries that grew out of some past recessions, we expect to see a slow, gradual expansion.

We are placing additional emphasis on our valuation factors—valuations remain attractive, and a valuation-based investment strategy has historically outperformed when the economy emerges from recession. In addition, we are also emphasizing quality, seeking companies with strong balance sheets and healthy cash flow. We believe this positioning will help the fund capitalize on an eventual but uneven economic recovery.

6

Small Company

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Rock-Tenn Co., Class A	1.4%	1.2%
SPDR KBW Regional Banking ETF	1.2%	1.3%
Skyworks Solutions, Inc.	1.0%	0.7%
EMCOR Group, Inc.	1.0%	1.1%
Kirby Corp.	1.0%	0.7%
Oil States International, Inc.	0.9%	0.7%
Taubman Centers, Inc.	0.9%	0.7%
Equity LifeStyle Properties, Inc.	0.8%	1.0%
CEC Entertainment, Inc.	0.8%	0.6%
Celestica, Inc.	0.8%	0.5%

Small Company’s Five Largest Overweights as of June 30, 2009
	% of	% of S&P
	net assets	SmallCap 600 Index
SPDR KBW Regional Banking ETF	1.16%	—
Rock-Tenn Co., Class A	1.45%	0.45%
Taubman Centers, Inc.	0.86%	—
Equity LifeStyle Properties, Inc.	0.85%	—
Celestica, Inc.	0.82%	—

Small Company’s Five Largest Underweights as of June 30, 2009
	% of	% of S&P
	net assets	SmallCap 600 Index
MEDNAX, Inc.	—	0.60%
Piedmont Natural Gas Co., Inc.	—	0.55%
ProAssurance Corp.	—	0.47%
SEACOR Holdings, Inc.	—	0.47%
CLARCOR, Inc.	—	0.46%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual
Investor Class	$1,000	$974.70	$4.41	0.90%
Institutional Class	$1,000	$974.80	$3.43	0.70%
Advisor Class	$1,000	$972.30	$5.62	1.15%
R Class	$1,000	$970.20	$6.84	1.40%
Hypothetical
Investor Class	$1,000	$1,020.33	$4.51	0.90%
Institutional Class	$1,000	$1,021.32	$3.51	0.70%
Advisor Class	$1,000	$1,019.09	$5.76	1.15%
R Class	$1,000	$1,017.85	$7.00	1.40%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments
Small Company

JUNE 30, 2009

	Shares	Value		Shares	Value
Common Stocks — 99.3%			CAPITAL MARKETS — 2.0%
			Calamos Asset
AEROSPACE & DEFENSE — 2.5%			Management, Inc., Class A	173,673	$ 2,450,526
American Science &			Evercore Partners, Inc.,
Engineering, Inc.	13,785	$ 952,819	Class A	12,114	237,919
Applied Signal			Investment Technology
Technology, Inc.	20,051	511,501	Group, Inc.(1)	67,715	1,380,709
Ceradyne, Inc.(1)	37,814	667,795	Knight Capital Group, Inc.,
Cubic Corp.	24,358	871,773	Class A(1)	52,718	898,842
Esterline Technologies			LaBranche & Co., Inc.(1)	17,601	75,684
Corp.(1)	45,215	1,223,970
			optionsXpress Holdings, Inc.	67,964	1,055,481
Moog, Inc., Class A(1)	58,231	1,502,942
			Stifel Financial Corp.(1)	9,756	469,166
Orbital Sciences Corp.(1)	85,784	1,301,344
			SWS Group, Inc.	42,884	599,090
Teledyne Technologies, Inc.(1)	48,203	1,578,648	TD Ameritrade
TransDigm Group, Inc.(1)	28,479	1,030,940	Holding Corp.(1)	3,804	66,722
Triumph Group, Inc.	25,987	1,039,480	TradeStation Group, Inc.(1)	137,046	1,159,409
		10,681,212			8,393,548
AIR FREIGHT & LOGISTICS — 0.2%			CHEMICALS — 1.9%
Hub Group, Inc., Class A(1)	50,867	1,049,895	A. Schulman, Inc.	41,324	624,406
AIRLINES — 0.2%			CF Industries Holdings, Inc.	14,775	1,095,419
SkyWest, Inc.	76,892	784,298	Innophos Holdings, Inc.	23,061	389,500
AUTO COMPONENTS — 0.6%			Koppers Holdings, Inc.	122,647	3,234,201
Autoliv, Inc.	7,401	212,927	Minerals Technologies, Inc.	3,907	140,730
Hawk Corp., Class A(1)	76,794	1,063,597	OM Group, Inc.(1)	42,491	1,233,089
Superior Industries			Scotts Miracle-Gro Co. (The),
International, Inc.	29,294	413,045	Class A	7,181	251,694
TRW Automotive			Solutia, Inc.(1)	170,038	979,419
Holdings Corp.(1)	41,499	468,939			7,948,458
WABCO Holdings, Inc.	24,639	436,110	COMMERCIAL BANKS — 4.6%
		2,594,618	Bank of Hawaii Corp.	40,288	1,443,519
BIOTECHNOLOGY — 1.1%			Central Pacific
Alkermes, Inc.(1)	6,858	74,204	Financial Corp.	46,491	174,341
Cubist Pharmaceuticals, Inc.(1)	113,444	2,079,428	City National Corp.	13,928	512,968
Emergent Biosolutions, Inc.(1)	23,543	337,371	Commerce Bancshares, Inc.	42,620	1,356,595
Enzon Pharmaceuticals, Inc.(1)	48,353	380,538	Community Bank
Martek Biosciences Corp.(1)	91,154	1,927,907	System, Inc.	52,701	767,327
		4,799,448	CVB Financial Corp.	72,715	434,109
BUILDING PRODUCTS — 0.7%			FirstMerit Corp.	29,652	503,491
Apogee Enterprises, Inc.	42,808	526,538	Glacier Bancorp., Inc.	94,620	1,397,538
Gibraltar Industries, Inc.	71,346	490,147	NBT Bancorp., Inc.	54,731	1,188,210
Lennox International, Inc.	19,995	642,040	PacWest Bancorp.	16,894	222,325
			Prosperity Bancshares, Inc.	64,969	1,938,025
NCI Building Systems, Inc.(1)	33,208	87,669
Simpson Manufacturing			Signature Bank(1)	47,359	1,284,376
Co., Inc.	58,163	1,257,484	Sterling Bancshares, Inc.	115,870	733,457
		3,003,878	SVB Financial Group(1)	53,078	1,444,783
			TCF Financial Corp.	35,847	479,274

10

Small Company

	Shares	Value		Shares	Value
Tompkins Financial Corp.	8,997	$ 431,406	Insituform Technologies, Inc.,
Trustmark Corp.	25,255	487,927	Class A(1)	53,809	$ 913,139
UMB Financial Corp.	60,531	2,300,783	Michael Baker Corp.(1)	38,261	1,620,736
United Bankshares, Inc.	25,080	490,063			6,867,203
Valley National Bancorp.	83,616	978,307	CONSUMER FINANCE — 0.5%
Westamerica Bancorp.	10,753	533,456	Cash America
Wilshire Bancorp., Inc.	31,317	180,073	International, Inc.	44,613	1,043,498
		19,282,353	First Cash Financial
			Services, Inc.(1)	39,445	691,076
COMMERCIAL SERVICES & SUPPLIES — 1.5%			World Acceptance Corp.(1)	25,778	513,240
ABM Industries, Inc.	67,427	1,218,406			2,247,814
ATC Technology Corp.(1)	33,328	483,256
			CONTAINERS & PACKAGING — 1.8%
Comfort Systems USA, Inc.	59,111	605,888	Crown Holdings, Inc.(1)	6,276	151,503
Knoll, Inc.	233,781	1,772,060	Rock-Tenn Co., Class A	160,265	6,115,712
PRG-Schultz
International, Inc.(1)	43,479	117,393	Silgan Holdings, Inc.	31,191	1,529,295
Tetra Tech, Inc.(1)	79,917	2,289,622			7,796,510
		6,486,625	DIVERSIFIED CONSUMER SERVICES — 1.0%
			Capella Education Co.(1)	27,665	1,658,517
COMMUNICATIONS EQUIPMENT — 2.5%
Arris Group, Inc.(1)	215,604	2,621,745	Hillenbrand, Inc.	93,927	1,562,945
Avocent Corp.(1)	38,205	533,342	Pre-Paid Legal
			Services, Inc.(1)	11,622	506,603
Blue Coat Systems, Inc.(1)	59,360	981,814	Universal Technical
Comtech Telecommunications			Institute, Inc.(1)	29,514	440,644
Corp.(1)	38,902	1,240,196			4,168,709
Harmonic, Inc.(1)	149,777	882,186	DIVERSIFIED FINANCIAL SERVICES — 0.4%
InterDigital, Inc.(1)	35,509	867,840	Financial Federal Corp.	39,086	803,217
PC-Tel, Inc.(1)	27,488	147,061	Interactive Brokers
Riverbed Technology, Inc.(1)	49,736	1,153,378	Group, Inc., Class A(1)	62,172	965,531
Sierra Wireless, Inc.(1)	59,612	340,981			1,768,748
Symmetricom, Inc.(1)	68,848	397,253	DIVERSIFIED TELECOMMUNICATION
			SERVICES — 0.6%
Tekelec(1)	88,606	1,491,239
Tollgrade			CenturyTel, Inc.	60,234	1,849,184
Communications, Inc.(1)	1,885	9,877	Neutral Tandem, Inc.(1)	26,968	796,095
		10,666,912			2,645,279
COMPUTERS & PERIPHERALS — 1.3%			ELECTRIC UTILITIES — 0.9%
Adaptec, Inc.(1)	134,202	355,635	Central Vermont Public
			Service Corp.	15,182	274,794
Hutchinson Technology, Inc.(1)	34,022	66,343
			Cleco Corp.	90,726	2,034,077
Lexmark International, Inc.,			Maine & Maritimes Corp.	6,541	227,300
Class A(1)	47,169	747,629
Novatel Wireless, Inc.(1)	58,697	529,447	UniSource Energy Corp.	55,780	1,480,401
Seagate Technology	46,315	484,455			4,016,572
			ELECTRICAL EQUIPMENT — 2.0%
Synaptics, Inc.(1)	85,130	3,290,274
			Acuity Brands, Inc.	63,250	1,774,162
		5,473,783
			Brady Corp., Class A	97,099	2,439,127
CONSTRUCTION & ENGINEERING — 1.6%
			GrafTech International Ltd.(1)	109,289	1,236,059
EMCOR Group, Inc.(1)	210,544	4,236,145
			Hubbell, Inc., Class B	33,459	1,072,696
Furmanite Corp.(1)	21,790	97,183
			Thomas & Betts Corp.(1)	62,276	1,797,285
					8,319,329

11

Small Company

	Shares	Value		Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS &			J&J Snack Foods Corp.	16,664	$ 598,237
COMPONENTS — 3.5%			Lancaster Colony Corp.	20,670	910,927
Benchmark			Overhill Farms, Inc.(1)	126,457	666,428
Electronics, Inc.(1)	105,736	$ 1,522,599
			Sanderson Farms, Inc.	23,658	1,064,610
Brightpoint, Inc.(1)	79,294	497,173
			TreeHouse Foods, Inc.(1)	89,275	2,568,442
Celestica, Inc.(1)	508,213	3,466,013
			Zhongpin, Inc.(1)	27,513	285,035
Cognex Corp.	53,803	760,236
					10,092,754
CTS Corp.	51,321	336,153
Dolby Laboratories, Inc.,			GAS UTILITIES — 3.0%
Class A(1)	27,665	1,031,351	Atmos Energy Corp.	124,445	3,116,103
Electro Scientific			Laclede Group, Inc. (The)	60,516	2,004,895
Industries, Inc.(1)	53,602	599,270	New Jersey Resources Corp.	62,610	2,319,074
Gerber Scientific, Inc.(1)	37,028	92,570	Northwest Natural Gas Co.	15,822	701,231
Insight Enterprises, Inc.(1)	52,067	502,967	South Jersey Industries, Inc.	40,023	1,396,403
Itron, Inc.(1)	23,022	1,267,822	Southwest Gas Corp.	19,545	434,094
Keithley Instruments, Inc.	21,889	87,556	UGI Corp.	101,092	2,576,835
LoJack Corp.(1)	20,379	85,388			12,548,635
Mercury Computer			HEALTH CARE EQUIPMENT & SUPPLIES — 3.4%
Systems, Inc.(1)	24,329	225,043	American Medical Systems
			Holdings, Inc.(1)	123,671	1,954,002
Methode Electronics, Inc.	365,569	2,566,294
			CONMED Corp.(1)	60,124	933,124
Newport Corp.(1)	56,138	325,039
Radisys Corp.(1)	35,372	318,702	Cooper Cos., Inc. (The)	68,504	1,694,104
			Cyberonics, Inc.(1)	52,238	868,718
SYNNEX Corp.(1)	28,706	717,363
			Edwards Lifesciences Corp.(1)	6,313	429,473
TTM Technologies, Inc.(1)	64,584	514,089
			Greatbatch, Inc.(1)	35,817	809,822
		14,915,628
ENERGY EQUIPMENT & SERVICES — 2.8%			Haemonetics Corp.(1)	31,635	1,803,195
Atwood Oceanics, Inc.(1)	56,822	1,415,436	ICU Medical, Inc.(1)	19,552	804,565
Basic Energy Services, Inc.(1)	165,235	1,128,555	Invacare Corp.	149,721	2,642,576
CARBO Ceramics, Inc.	26,276	898,639	Kensey Nash Corp.(1)	41,768	1,094,739
Dril-Quip, Inc.(1)	40,167	1,530,363	STERIS Corp.	13,389	349,185
			Thoratec Corp.(1)	41,838	1,120,422
ENGlobal Corp.(1)	18,587	91,448
Lufkin Industries, Inc.	7,551	317,519			14,503,925
Matrix Service Co.(1)	40,748	467,787	HEALTH CARE PROVIDERS & SERVICES — 4.4%
			AMERIGROUP Corp.(1)	83,750	2,248,688
Oil States International, Inc.(1)	150,695	3,648,326
			Amsurg Corp.(1)	12,828	275,032
T-3 Energy Services, Inc.(1)	20,078	239,129
Unit Corp.(1)	71,468	1,970,373	Catalyst Health
			Solutions, Inc.(1)	51,951	1,295,658
		11,707,575	Centene Corp.(1)	159,434	3,185,491
FOOD & STAPLES RETAILING — 0.7%			Emergency Medical Services
Nash Finch Co.	21,806	590,070	Corp., Class A(1)	45,190	1,663,896
Spartan Stores, Inc.	36,672	455,100	Gentiva Health
United Natural Foods, Inc.(1)	67,352	1,767,990	Services, Inc.(1)	42,278	695,896
		2,813,160	Healthspring, Inc.(1)	79,777	866,378
FOOD PRODUCTS — 2.4%			HMS Holdings Corp.(1)	26,434	1,076,392
Darling International, Inc.(1)	181,037	1,194,844	LHC Group, Inc.(1)	49,698	1,103,793
Diamond Foods, Inc.	25,861	721,522	Magellan Health
Green Mountain Coffee			Services, Inc.(1)	49,608	1,628,135
Roasters, Inc.(1)	35,229	2,082,709	Molina Healthcare, Inc.(1)	21,969	525,498

12

Small Company

	Shares	Value		Shares	Value
MWI Veterinary Supply, Inc.(1)	12,692	$ 442,443	INTERNET & CATALOG RETAIL — 0.3%
Nighthawk Radiology			NutriSystem, Inc.	45,843	$ 664,724
Holdings, Inc.(1)	21,944	81,193	PetMed Express, Inc.(1)	19,725	296,467
PharMerica Corp.(1)	50,365	988,665	Ticketmaster
PSS World Medical, Inc.(1)	99,150	1,835,266	Entertainment, Inc.(1)	62,015	398,136
RehabCare Group, Inc.(1)	25,957	621,151			1,359,327
		18,533,575	INTERNET SOFTWARE & SERVICES — 1.6%
HOTELS, RESTAURANTS & LEISURE — 3.6%			Dice Holdings, Inc.(1)	15,927	74,060
AFC Enterprises, Inc.(1)	158,957	1,072,960	EarthLink, Inc.(1)	303,068	2,245,734
Bally Technologies, Inc.(1)	51,682	1,546,325	j2 Global
			Communications, Inc.(1)	88,725	2,001,636
CEC Entertainment, Inc.(1)	119,468	3,521,917
Choice Hotels			LogMeIn, Inc.(1)	18,444	295,104
International, Inc.	66,219	1,762,087	Open Text Corp.(1)	36,942	1,345,428
Cracker Barrel Old			United Online, Inc.	124,440	810,104
Country Store, Inc.	34,073	950,637			6,772,066
Einstein Noah Restaurant			IT SERVICES — 3.9%
Group, Inc.(1)	12,573	108,756
			Acxiom Corp.	198,013	1,748,455
Isle of Capri Casinos, Inc.(1)	18,625	248,085	Broadridge Financial
Panera Bread Co., Class A(1)	42,267	2,107,433	Solutions, Inc.	74,370	1,233,055
PF Chang’s China			CACI International, Inc.,
Bistro, Inc.(1)	40,518	1,299,007	Class A(1)	47,193	2,015,613
Ruth’s Hospitality			CIBER, Inc.(1)	132,325	410,207
Group, Inc.(1)	27,599	101,288	CSG Systems
WMS Industries, Inc.(1)	79,513	2,505,455	International, Inc.(1)	221,317	2,930,237
		15,223,950	Cybersource Corp.(1)	73,782	1,128,865
HOUSEHOLD DURABLES — 0.5%			Global Cash Access
Harman International			Holdings, Inc.(1)	182,850	1,455,486
Industries, Inc.	47,145	886,326	Heartland Payment
Meritage Homes Corp.(1)	47,437	894,662	Systems, Inc.	36,593	350,195
Universal Electronics, Inc.(1)	9,151	184,576	Hewitt Associates, Inc.,
			Class A(1)	54,809	1,632,212
		1,965,564
			SAIC, Inc.(1)	64,524	1,196,920
HOUSEHOLD PRODUCTS — 0.3%
Central Garden and			Wright Express Corp.(1)	101,036	2,573,387
Pet Co., Class A(1)	110,527	1,088,691			16,674,632
INSURANCE — 3.4%			LEISURE EQUIPMENT & PRODUCTS — 0.6%
Allied World Assurance Co.			JAKKS Pacific, Inc.(1)	42,371	543,620
Holdings Ltd.	67,588	2,759,618	Polaris Industries, Inc.	62,588	2,010,327
American Financial			Sport Supply Group, Inc.	21,209	182,185
Group, Inc.	102,335	2,208,389			2,736,132
AMERISAFE, Inc.(1)	56,623	881,054	LIFE SCIENCES TOOLS & SERVICES — 0.9%
Aspen Insurance			Bio-Rad Laboratories, Inc.,
Holdings Ltd.	154,915	3,460,801	Class A(1)	12,992	980,636
Delphi Financial Group, Inc.,			Dionex Corp.(1)	28,468	1,737,402
Class A	64,819	1,259,433
			Life Technologies Corp.(1)	23,818	993,687
Navigators Group, Inc. (The)(1)	19,404	862,120
Platinum Underwriters					3,711,725
Holdings Ltd.	49,645	1,419,351
Tower Group, Inc.	56,857	1,408,916
		14,259,682

13

Small Company

	Shares	Value		Shares	Value
MACHINERY — 3.9%			Stone Energy Corp.(1)	50,436	$ 374,235
Altra Holdings, Inc.(1)	28,945	$ 216,798	World Fuel Services Corp.	46,293	1,908,660
Blount International, Inc.(1)	58,460	503,341			8,677,962
Chart Industries, Inc.(1)	124,776	2,268,428	PAPER & FOREST PRODUCTS — 0.4%
CIRCOR International, Inc.	25,968	613,104	Buckeye Technologies, Inc.(1)	158,765	712,855
EnPro Industries, Inc.(1)	81,488	1,467,599	Clearwater Paper Corp.(1)	23,460	593,303
ESCO Technologies, Inc.(1)	22,876	1,024,845	KapStone Paper and
			Packaging Corp.(1)	73,411	344,298
Gardner Denver, Inc.(1)	121,365	3,054,757
Hardinge, Inc.	24,942	106,004			1,650,456
Lydall, Inc.(1)	25,294	86,000	PERSONAL PRODUCTS — 0.3%
			Chattem, Inc.(1)	21,745	1,480,835
Robbins & Myers, Inc.	157,777	3,037,207
Timken Co.	107,253	1,831,881	PHARMACEUTICALS — 1.3%
			King Pharmaceuticals, Inc.(1)	192,907	1,857,695
Toro Co.	41,297	1,234,780
Watts Water			Matrixx Initiatives, Inc.(1)	8,309	46,447
Technologies, Inc., Class A	45,689	984,141	Medicis Pharmaceutical
		16,428,885	Corp., Class A	124,486	2,031,612
MARINE — 1.0%			Questcor
			Pharmaceuticals, Inc.(1)	27,758	138,790
Kirby Corp.(1)	129,565	4,118,871	Sucampo Pharmaceuticals,
MEDIA — 0.2%			Inc., Class A(1)	8,907	54,956
CTC Media, Inc.(1)	26,625	314,708	ViroPharma, Inc.(1)	197,898	1,173,535
DreamWorks Animation SKG,					5,303,035
Inc., Class A(1)	6,354	175,307
Mediacom Communications			PROFESSIONAL SERVICES — 0.5%
Corp., Class A(1)	40,395	206,418	COMSYS IT Partners, Inc.(1)	158,723	928,529
		696,433	Heidrick & Struggles
			International, Inc.	25,503	465,430
METALS & MINING — 0.7%
Brush Engineered			On Assignment, Inc.(1)	20,583	80,479
Materials, Inc.(1)	31,296	524,208	Spherion Corp.(1)	24,155	99,519
Cliffs Natural Resources, Inc.	14,609	357,482	Watson Wyatt Worldwide,
Compass Minerals			Inc., Class A	18,126	680,269
International, Inc.	35,049	1,924,541			2,254,226
		2,806,231	REAL ESTATE INVESTMENT TRUSTS (REITs) — 5.7%
MULTILINE RETAIL — 0.7%			Colonial Properties Trust	101,148	748,495
Dollar Tree, Inc.(1)	49,351	2,077,677	Corporate Office
Fred’s, Inc., Class A	62,141	782,977	Properties Trust	28,163	826,021
			Equity Lifestyle
		2,860,654	Properties, Inc.	96,460	3,586,383
MULTI-INDUSTRY — 1.2%			Extra Space Storage, Inc.	53,539	447,051
SPDR KBW Regional			Home Properties, Inc.	49,182	1,677,106
Banking ETF	266,620	4,887,145
MULTI-UTILITIES — 0.2%			Kilroy Realty Corp.	52,120	1,070,545
CH Energy Group, Inc.	14,428	673,788	Mack-Cali Realty Corp.	15,999	364,777
			Mid-America Apartment
OIL, GAS & CONSUMABLE FUELS — 2.1%			Communities, Inc.	44,961	1,650,518
Alpha Natural			National Retail
Resources, Inc.(1)	128,273	3,369,732
			Properties, Inc.	119,147	2,067,200
Penn Virginia Corp.	55,996	916,655	PS Business Parks, Inc.	35,580	1,723,495
Petroleum Development			Realty Income Corp.	41,492	909,505
Corp.(1)	23,280	365,263	Senior Housing
St. Mary Land &			Properties Trust	174,336	2,845,164
Exploration Co.	83,537	1,743,417

14

Small Company

	Shares	Value		Shares	Value
Sovran Self Storage, Inc.	34,531	$ 849,463	JDA Software Group, Inc.(1)	45,770	$ 684,719
Tanger Factory Outlet Centers	50,001	1,621,532	Manhattan Associates, Inc.(1)	17,080	311,198
Taubman Centers, Inc.	135,778	3,646,997	Mentor Graphics Corp.(1)	107,289	586,871
		24,034,252	NetScout Systems, Inc.(1)	44,133	413,968
ROAD & RAIL — 1.3%			Progress Software Corp.(1)	62,530	1,323,760
Arkansas Best Corp.	34,082	898,061	Quest Software, Inc.(1)	31,908	444,798
Dollar Thrifty Automotive			Soapstone Networks, Inc.(1)	82,937	346,677
Group, Inc.(1)	69,493	969,427
			SPSS, Inc.(1)	66,225	2,209,928
Heartland Express, Inc.	72,129	1,061,739
Knight Transportation, Inc.	76,224	1,261,507	Sybase, Inc.(1)	87,171	2,731,939
Old Dominion Freight			Synopsys, Inc.(1)	146,721	2,862,527
Line, Inc.(1)	37,123	1,246,219	Take-Two Interactive
		5,436,953	Software, Inc.(1)	127,405	1,206,525
SEMICONDUCTORS & SEMICONDUCTOR			Taleo Corp., Class A(1)	47,346	865,011
EQUIPMENT — 5.1%			Tyler Technologies, Inc.(1)	44,647	697,386
Actel Corp.(1)	19,674	211,102			17,792,956
Advanced Energy			SPECIALTY RETAIL — 4.2%
Industries, Inc.(1)	30,156	271,102	Aaron, Inc.	77,134	2,300,136
ASM International NV(1)	101,051	1,486,460	Aeropostale, Inc.(1)	46,239	1,584,611
Cirrus Logic, Inc.(1)	13,617	61,277	Cabela’s, Inc.(1)	60,092	739,132
Cohu, Inc.	14,698	131,988	Cato Corp. (The), Class A	45,882	800,182
Cypress Semiconductor			Children’s Place Retail
Corp.(1)	376,739	3,465,999	Stores, Inc. (The)(1)	38,287	1,011,925
Exar Corp.(1)	88,216	634,273	Dress Barn, Inc. (The)(1)	70,498	1,008,121
FEI Co.(1)	58,367	1,336,604	Finish Line, Inc. (The),
Integrated Device			Class A	84,482	626,856
Technology, Inc.(1)	118,067	713,125	Genesco, Inc.(1)	87,492	1,642,225
Micrel, Inc.	35,447	259,472	Hibbett Sports, Inc.(1)	43,527	783,486
MKS Instruments, Inc.(1)	67,085	884,851
			Hot Topic, Inc.(1)	143,978	1,052,479
Pericom Semiconductor			Jo-Ann Stores, Inc.(1)	135,599	2,802,831
Corp.(1)	37,843	318,638
			Midas, Inc.(1)	8,716	91,344
Rudolph Technologies, Inc.(1)	46,607	257,271
Silicon Image, Inc.(1)	285,891	657,549	Stage Stores, Inc.	62,403	692,673
			Tractor Supply Co.(1)	60,224	2,488,456
Silicon Laboratories, Inc.(1)	21,957	833,049
Skyworks Solutions, Inc.(1)	438,161	4,285,215			17,624,457
			TEXTILES, APPAREL & LUXURY GOODS — 2.0%
Standard Microsystems
Corp.(1)	99,416	2,033,057	Carter’s, Inc.(1)	87,817	2,161,176
Ultratech, Inc.(1)	19,219	236,586	Fossil, Inc.(1)	69,101	1,663,952
Varian Semiconductor			Liz Claiborne, Inc.	88,533	254,975
Equipment Associates, Inc.(1)	98,962	2,374,098	Maidenform Brands, Inc.(1)	28,952	332,079
Volterra Semiconductor			Steven Madden Ltd.(1)	23,618	601,078
Corp.(1)	75,844	996,590
			True Religion Apparel, Inc.(1)	28,955	645,697
		21,448,306	Unifirst Corp.	24,884	924,938
SOFTWARE — 4.2%			Volcom, Inc.(1)	26,050	325,625
Blackboard, Inc.(1)	26,148	754,631
			Wolverine World Wide, Inc.	77,460	1,708,768
Epicor Software Corp.(1)	70,680	374,604
					8,618,288
Informatica Corp.(1)	115,091	1,978,414
15

Small Company

	Shares	Value		Shares	Value
THRIFTS & MORTGAGE FINANCE — 0.5%			Temporary Cash Investments — 0.9%
Charter Financial Corp.	6,942	$ 81,569	JPMorgan U.S. Treasury
First Niagara Financial			Plus Money Market Fund
Group, Inc.	77,536	885,461	Agency Shares	90,255	$ 90,255
Provident Financial			Repurchase Agreement, Credit Suisse First
Services, Inc.	61,084	555,864	Boston, Inc., (collateralized by various U.S.
TrustCo Bank Corp. NY	127,237	751,971	Treasury obligations, 4.25%, 5/15/39, value
		2,274,865	at $3,583,454), in a joint trading account
			at 0.001%, dated 6/30/09, due 7/1/09
TRADING COMPANIES & DISTRIBUTORS — 0.5%			(Delivery value $3,500,000)		3,500,000
WESCO International, Inc.(1)	77,465	1,939,724	TOTAL TEMPORARY
WIRELESS TELECOMMUNICATION SERVICES — 0.1%			CASH INVESTMENTS
Syniverse Holdings, Inc.(1)	22,423	359,441	(Cost $3,590,255)		3,590,255
TOTAL COMMON STOCKS			TOTAL INVESTMENT
(Cost $474,880,902)		419,269,976	SECURITIES — 100.2%
			(Cost $478,471,157)		422,860,231
			OTHER ASSETS AND
			LIABILITIES — (0.2)%		(689,441)
			TOTAL NET ASSETS — 100.0%		$422,170,790

Notes to Schedule of Investments
ETF = Exchange Traded Fund
SPDR = Standard & Poor’s Depositary Receipts
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

JUNE 30, 2009
Assets
Investment securities, at value (cost of $478,471,157)	$ 422,860,231
Receivable for capital shares sold	269,849
Dividends and interest receivable	383,809
423,513,889

Liabilities
Payable for investments purchased	295,104
Payable for capital shares redeemed	742,072
Accrued management fees	295,322
Distribution and service fees payable	10,601
1,343,099

Net Assets	$ 422,170,790

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 744,653,450
Undistributed net investment income	1,312,449
Accumulated net realized loss on investment transactions	(268,184,183)
Net unrealized depreciation on investments	(55,610,926)
$ 422,170,790

Investor Class, $0.01 Par Value
Net assets	$229,568,370
Shares outstanding	45,957,536
Net asset value per share	$5.00

Institutional Class, $0.01 Par Value
Net assets	$143,028,445
Shares outstanding	28,509,340
Net asset value per share	$5.02

Advisor Class, $0.01 Par Value
Net assets	$49,253,206
Shares outstanding	10,025,412
Net asset value per share	$4.91

R Class, $0.01 Par Value
Net assets	$320,769
Shares outstanding	65,598
Net asset value per share	$4.89

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED JUNE 30, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,341)	$ 6,323,492
Interest	46,104
Securities lending, net	452,032
6,821,628

Expenses:
Management fees	4,631,387
Distribution and service fees:
Advisor Class	272,858
R Class	1,093
Directors’ fees and expenses	23,965
Other expenses	2,463
4,931,766

Net investment income (loss)	1,889,862

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(211,526,608)
Futures contract transactions	1,447,865
(210,078,743)

Change in net unrealized appreciation (depreciation) on investments	(83,665,788)

Net realized and unrealized gain (loss)	(293,744,531)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(291,854,669)

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2009 AND JUNE 30, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 1,889,862	$ 631,702
Net realized gain (loss)	(210,078,743)	(40,369,887)
Change in net unrealized appreciation (depreciation)	(83,665,788)	(250,781,851)
Net increase (decrease) in net assets resulting from operations	(291,854,669)	(290,520,036)

Distributions to Shareholders
From net investment income:
Investor Class	(194,651)	(1,745,381)
Institutional Class	(382,762)	(1,212,876)
Advisor Class	—	(346,198)
From net realized gains:
Investor Class	—	(65,256,314)
Institutional Class	—	(37,020,860)
Advisor Class	—	(30,652,955)
R Class	—	(36,270)
Decrease in net assets from distributions	(577,413)	(136,270,854)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(195,840,928)	(317,839,913)

Net increase (decrease) in net assets	(488,273,010)	(744,630,803)

Net Assets
Beginning of period	910,443,800	1,655,074,603
End of period	$ 422,170,790	$ 910,443,800

Undistributed net investment income	$1,312,449	—

See Notes to Financial Statements.

19

Notes to Financial Statements

JUNE 30, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund seeks long-term capital growth by investing primarily in common stocks of small companies. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the R Class. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities on Loan — The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

20

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 27, 2009, the date the financial statements were issued.

21

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200% and the rates for the Complex Fee (Investor Class, Advisor Class and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the year ended June 30, 2009 was 0.89% for all classes except Institutional Class, which was 0.69%.

Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan for each of the Advisor Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2009, were $516,421,133 and $650,164,630 respectively.

22

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2009		Year ended June 30, 2008
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	8,140,614	$ 43,124,091	9,359,092	$ 81,556,579
Issued in reinvestment of distributions	36,272	174,470	7,629,427	62,503,906
Redeemed	(20,775,835)	(116,216,721)	(42,937,803)	(380,366,981)
	(12,598,949)	(72,918,160)	(25,949,284)	(236,306,496)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	6,172,373	33,468,783	13,371,532	121,914,948
Issued in reinvestment of distributions	76,048	366,551	4,383,383	36,044,677
Redeemed	(5,812,005)	(31,896,958)	(25,439,375)	(215,124,447)
	436,416	1,938,376	(7,684,460)	(57,164,822)
Advisor Class/Shares Authorized	150,000,000		150,000,000
Sold	3,156,340	16,418,219	5,558,594	46,869,786
Issued in reinvestment of distributions	—	—	3,203,543	25,854,048
Redeemed	(24,106,346)	(141,417,268)	(11,464,175)	(97,062,000)
	(20,950,006)	(124,999,049)	(2,702,038)	(24,338,166)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	40,629	187,307	5,710	50,323
Issued in reinvestment of distributions	—	—	4,506	36,270
Redeemed	(8,292)	(49,402)	(14,081)	(117,022)
	32,337	137,905	(3,865)	(30,429)
Net increase (decrease)	(33,080,202)	$(195,840,928)	(36,339,647)	$(317,839,913)

5. Securities Lending

As of June 30, 2009, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund’s risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

23

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$419,269,976	—	—
Temporary Cash Investments	90,255	$3,500,000	—
Total Value of Investment Securities	$419,360,231	$3,500,000	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the year ended June 30, 2009, the fund purchased futures contracts.

For the year ended June 30, 2009, the effect of equity price risk derivatives on the Statement of Operations was $1,447,865 in net realized gain (loss) on futures contract transactions.

The infrequent use of derivative instruments and the effect of derivatives on the Statement of Operations are indicative of the fund’s typical volume.

24

8. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended June 30, 2009.

9. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2009, the fund did not utilize the program.

10. Risk Factors

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

11. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	$577,413	$10,798,801
Long-term capital gains	—	$125,472,053

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

25

As of June 30, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments	$481,056,512
Gross tax appreciation of investments	$ 37,992,641
Gross tax depreciation of investments	(96,188,922)
Net tax appreciation (depreciation) of investments	$(58,196,281)
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies	—
Net tax appreciation (depreciation)	$(58,196,281)
Undistributed ordinary income	$1,312,449
Accumulated capital losses	$(83,736,640)
Capital loss deferral	$(181,862,188)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions and contributions. The capital loss carryovers expire in 2017.

The capital loss deferral listed above represents net capital losses incurred in the eight-month period ended June 30, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

12. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

13. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2009.

For corporate taxpayers, the fund hereby designates $577,413, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2009 as qualified for the corporate dividends received deduction.

26

Financial Highlights
Small Company

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$7.76	$10.77	$9.88	$9.77	$10.19	$8.35
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.02	—(3)	0.01	—(3)	0.01	0.02
Net Realized and
Unrealized Gain (Loss)	(2.78)	(2.01)	0.88	0.61	0.71	2.31
Total From
Investment Operations	(2.76)	(2.01)	0.89	0.61	0.72	2.33
Distributions
From Net
Investment Income	—(3)	(0.02)	—	(0.01)	—(3)	(0.02)
From Net
Realized Gains	—	(0.98)	—	(0.49)	(1.14)	(0.47)
Total Distributions	—	(1.00)	—	(0.50)	(1.14)	(0.49)
Net Asset Value,
End of Period	$5.00	$7.76	$10.77	$9.88	$9.77	$10.19

Total Return(4)	(35.51)%	(19.13)%	9.01%	6.15%	7.13%	28.28%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.90%	0.87%	0.87%(5)	0.87%	0.87%	0.88%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.33%	0.06%	0.23%(5)	0.05%	0.14%	0.25%
Portfolio Turnover Rate	92%	105%	61%	122%	132%	123%
Net Assets, End of Period
(in thousands)	$229,568	$454,464	$910,093	$924,133	$1,040,036	$996,103

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

27

Small Company

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$7.79	$10.80	$9.90	$9.80	$10.21	$8.36
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.03	0.02	0.02	0.02	0.04	0.03
Net Realized and
Unrealized Gain (Loss)	(2.79)	(2.02)	0.88	0.61	0.71	2.33
Total From
Investment Operations	(2.76)	(2.00)	0.90	0.63	0.75	2.36
Distributions
From Net
Investment Income	(0.01)	(0.03)	—	(0.04)	(0.02)	(0.04)
From Net
Realized Gains	—	(0.98)	—	(0.49)	(1.14)	(0.47)
Total Distributions	(0.01)	(1.01)	—	(0.53)	(1.16)	(0.51)
Net Asset Value,
End of Period	$5.02	$7.79	$10.80	$9.90	$9.80	$10.21

Total Return(3)	(35.38)%	(18.99)%	9.09%	6.44%	7.26%	28.60%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.70%	0.67%	0.67%(4)	0.67%	0.67%	0.68%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.53%	0.26%	0.43%(4)	0.25%	0.34%	0.45%
Portfolio Turnover Rate	92%	105%	61%	122%	132%	123%
Net Assets, End of Period
(in thousands)	$143,028	$218,820	$386,240	$383,412	$426,545	$284,352

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

28

Small Company

Advisor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$7.65	$10.64	$9.78	$9.69	$10.12	$8.30
Income From
Investment Operations
Net Investment
Income (Loss)(2)	—(3)	(0.02)	—(3)	(0.02)	(0.01)	(0.01)
Net Realized and
Unrealized Gain (Loss)	(2.74)	(1.98)	0.86	0.60	0.70	2.30
Total From
Investment Operations	(2.74)	(2.00)	0.86	0.58	0.69	2.29
Distributions
From Net
Investment Income	—	(0.01)	—	—	—	—
From Net
Realized Gains	—	(0.98)	—	(0.49)	(1.12)	(0.47)
Total Distributions	—	(0.99)	—	(0.49)	(1.12)	(0.47)
Net Asset Value,
End of Period	$4.91	$7.65	$10.64	$9.78	$9.69	$10.12

Total Return(4)	(35.82)%	(19.30)%	8.79%	6.02%	6.74%	28.00%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.15%	1.12%	1.12%(5)	1.12%	1.12%	1.13%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.08%	(0.19)%	(0.02)%(5)	(0.20)%	(0.11)%	(0.00)%
Portfolio Turnover Rate	92%	105%	61%	122%	132%	123%
Net Assets, End of Period
(in thousands)	$49,253	$236,906	$358,347	$355,778	$364,400	$287,673

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

29

Small Company

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$7.63	$10.63	$9.78	$9.72	$10.15	$8.34
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.01)	(0.04)	(0.01)	(0.05)	(0.03)	(0.03)
Net Realized and
Unrealized Gain (Loss)	(2.73)	(1.98)	0.86	0.60	0.71	2.31
Total From
Investment Operations	(2.74)	(2.02)	0.85	0.55	0.68	2.28
Distributions
From Net
Realized Gains	—	(0.98)	—	(0.49)	(1.11)	(0.47)
Net Asset Value,
End of Period	$4.89	$7.63	$10.63	$9.78	$9.72	$10.15

Total Return(3)	(35.91)%	(19.51)%	8.69%	5.70%	6.54%	27.72%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.40%	1.37%	1.37%(4)	1.37%	1.34%(5)	1.30%(6)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.17)%	(0.44)%	(0.27)%(4)	(0.45)%	(0.33)%(5)	(0.17)%(6)
Portfolio Turnover Rate	92%	105%	61%	122%	132%	123%
Net Assets, End of Period
(in thousands)	$321	$254	$395	$353	$6,175	$4,247

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.37% and (0.36)%, respectively.
(6)	During the year ended December 31, 2004, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.38% and (0.25)%, respectively.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Company Fund (one of the ten funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 27, 2009

31

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Fund: Director (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

32

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Dimensional Fund Advisors

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Director (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

33

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS,
ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
and Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Fund: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present);
Vice President, certain ACC subsidiaries (October 2001 to August 2006); Vice
President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as: Chief
Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and
Senior Vice President, ACIS

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/ trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the Small Company Fund (the “fund”) and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the fund;

• the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the fund to the cost of owning a similar fund;

• data comparing the fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor;

35

• data comparing services provided and charges to other non-fund investment management clients of the advisor; and

• collateral or “fall-out” benefits derived by the advisor from the management of the fund, and potential sharing of economies of scale in connection with the management of the fund.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of the fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

36

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for the fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund’s quarter end performance fell below its benchmark for both the one- and three-year periods during the past year. The board discussed the fund’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the fund.

Shareholder and Other Services. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

37

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the fund. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to

38

shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between the fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term. Also, as part of this process, the advisor and the Directors concluded that it would be appropriate to discuss over the coming year the possibility of changes in the overall fee structure of the fund.

39

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

40

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P SmallCap 600 Index, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

41

Notes

42

Notes

43

Notes

44

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-ANN-66125N

Annual Report
June 30, 2009

American Century Investments

Global Gold Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended June 30, 2009. We appreciate your trust in American Century Investments® during these challenging times.

The U.S. economy continued to struggle at the close of the reporting period, part of the lingering fallout from the subprime-initiated credit and financial crises and global recession that shook the capital markets during the past two years. The recession has affected everyone—from first-time individual investors to hundred-year-old financial institutions.

However, as we mark the second anniversary of the start of the subprime mortgage meltdown, the worst of the economic and financial market obstacles appear to be behind us. The rate of U.S. economic decline has slowed, as have the drop-offs in housing prices and jobs. Risk appetites returned to the markets in recent months, evidenced by the strong stock rebound since early March.

Risk was a predominant theme during the reporting period, as the investment pendulum swung from risk avoidance to risk acceptance. We believe, however, that caution and risk management are still advisable. We don’t think we’re out of the economic woods yet, not with mortgage and corporate default rates on the rise, housing prices continuing to decline in some regions, and job losses still mounting.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitment to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

The coming months will likely present additional challenges, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
12-Month Total Returns	2

Global Gold

Performance	3
Portfolio Commentary	5
Market Returns	7
Top Ten Holdings	7
Geographic Composition	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	29

Other Information

Management	30
Approval of Management Agreement	33
Additional Information	38
Index Definitions	39

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By John Schniedwind, Chief Investment Officer, Quantitative Equity

Economic Downturn Pushed Inflation, Rates Lower

Widespread credit and liquidity problems, along with unprecedented failures and takeovers of several major financial institutions, plagued the financial markets and triggered a severe global recession during the 12-month period ended June 30, 2009. Despite massive government intervention in the financial system, credit remained scarce, and global economic activity, including housing, employment and spending, dropped sharply.

Sagging worldwide demand triggered sharp declines for oil, raw materials, and other commodity prices, which sent inflation tumbling. After climbing to 5.5% in July 2008 (as oil climbed to a record high $145 a barrel), headline inflation, as measured by the year-to-year change in the U.S. Consumer Price Index (CPI), sank to -1.4% at the end of June. The sharp decline was primarily due to a 25.5% plunge in the CPI’s energy component.

Prominent central banks, including those in the United States, United Kingdom, and Japan, helped steady investor confidence by cutting their key lending rates and launching debt-purchase programs aimed at taming market interest rates. Additionally, easy monetary and fiscal policies contributed to improved investor sentiment in the final few months of the reporting period.

Gold Prices Unchanged as Dollar Showed Mixed Results

The price of an ounce of gold bullion increased slightly during the 12-month period. The U.S. dollar showed mixed results, advancing 12.27% compared with the euro and declining 9.27% relative to the Japanese yen.

Given the unparalleled global economic backdrop, gold prices remained volatile. After starting the period at $930.25 an ounce, gold tumbled to a period low $712.50 in late-October. By late-February, the price climbed to a period high $989.00 before finishing the 12-month period at $934.50.

The extraordinary actions of global governments and central banks aimed at avoiding a financial meltdown and restore economic growth eventually may lead to significantly higher inflation and a weaker U.S. dollar than is currently priced into the market. Ultimately, a weaker dollar should lend support to higher gold prices.

12-Month Total Returns
As of June 30, 2009
Gold Bullion (London Gold PM Fix, in U.S. dollars)	0.46%
U.S. Dollar vs. Euro	12.27%
Rogers International Commodities Index	-40.21%

2

Performance
Global Gold

Total Returns as of June 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	-21.19%	12.36%	14.62%	4.01%	8/17/88
NYSE Arca Gold Miners Index(1)	-22.05%	N/A(2)	N/A(2)	N/A(2)	—
Custom benchmark(3)	-16.24%	13.46%	15.07%	4.71%(4)	—
MSCI World Index	-29.50%	0.03%	-0.84%	5.72%(4)	—
Institutional Class	-21.04%	—	—	-8.01%	9/28/07
A Class(5)					5/6/98
No sales charge*	-21.40%	12.09%	14.35%	9.24%
With sales charge*	-25.92%	10.78%	13.67%	8.66%
B Class					9/28/07
No sales charge*	-21.98%	—	—	-9.10%
With sales charge*	-25.98%	—	—	-11.57%
C Class	-21.98%	—	—	-9.10%	9/28/07
R Class	-21.62%	—	—	-8.66%	9/28/07
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Effective January 2009, the fund’s benchmark changed to the NYSE Arca Gold Miners Index. The fund’s investment advisor believes this index better represents the fund’s portfolio composition.
(2)	Benchmark data first available 2/1/05.
(3)	See Index Definitions Page.
(4)	Since 8/31/88, the date nearest the Investor Class’s inception for which data are available.
(5)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

  Global Gold

   Growth of $10,000 Over 10 Years

One-Year Returns Over 10 Years
Periods ended June 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	-10.91%	9.14%	72.74%	11.24%	17.05%	6.85%	66.31%	-1.28%	29.61%	-21.19%
NYSE Arca Gold
Miners Index(1)	—	—	—	—	—	1.71%(2)	61.19%	-2.07%	29.78%	-22.05%
Custom benchmark	-11.57%	7.42%	77.26%	8.29%	18.66%	7.52%	66.93%	-1.69%	27.23%	-16.24%
MSCI World Index	12.19%	-20.30%	-15.22%	-2.37%	24.00%	10.05%	16.93%	23.59%	-10.68%	-29.50%
(1)	Since benchmark data is only available from 2/1/05, it is not included in the line chart. One year data is listed for all periods available.
(2)	Benchmark return from 2/1/05 to 6/30/05. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.68%	0.48%	0.93%	1.68%	1.68%	1.18%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary
Global Gold

Portfolio Managers: Bill Martin and Joe Sterling

Performance Summary

Global Gold declined 21.19%* for the 12 months ended June 30, 2009. The portfolio’s benchmark, the NYSE Arca Gold Miners Index, declined 22.05% for the same period. The portfolio’s return reflects operating expenses, while the benchmark’s does not.

Gold-related stocks declined significantly during the 12-month period, as stocks throughout the world plunged in the first half of the period. In addition, at the height of the credit crisis, forced selling by hedge funds caught in the liquidity squeeze pulled down the price of gold stocks. In the second half of the period, signs the global economic recession may be easing generated optimism among stock investors. This sentiment drove a sharp global stock market rally, and gold mining stocks rebounded strongly—but not enough to offset the first-half declines.

After falling to their reporting-period low in October, gold bullion prices trended upward for the remainder of the period, as the U.S. dollar weakened. For the 12 months overall, the price of an ounce of gold bullion increased from $930.25 to $934.50.

U.K., South Africa Were Top Contributors

From a country perspective, the United Kingdom and South Africa made the greatest contributions to the portfolio’s performance. The United Kingdom’s Randgold Resources, one of the portfolio’s largest holdings, was the largest contributor, advancing on a sharp increase in first-quarter 2009 earnings. AngloGold Ashanti, also among the portfolio’s largest holdings, drove performance in South Africa. The company’s stock price increased on a strong earnings report for the first quarter of 2009.

U.S.-based Royal Gold also was among the top contributors to the portfolio’s absolute performance. The company, which acquires royalty rights to precious metals mined by other companies, and therefore didn’t experience the increased operating costs facing mining companies, reported a large jump in net income and revenues. It also announced a large royalty purchase from Canada’s gold mining giant Barrick Gold, one of the portfolio’s largest holdings.

Australia, Canada Led Detractors

From a geographic perspective, Australia represented the largest detractor to portfolio performance. Our position in the nation’s leading gold miner, Newcrest Mining, finished the period as the portfolio’s weakest contributor to performance. The company’s stock fell victim to the sagging demand for raw materials and an overall decline in Australian mining production.

*All fund returns referenced in this commentary are for Investor Class shares.

5

Global Gold

In Canada, which ended the 12-month period as the portfolio’s largest country weighting, strong performance from fund heavyweights IAMGOLD and Eldorado Gold was not enough to offset the negative contributions from Yamana Gold and Agnico-Eagle Mines. In the first half of the reporting period, Yamana Gold cut its full-year production forecast and reported a sharp decline in profits due largely to a dramatic appreciation in the Brazilian real. Agnico-Eagle Mines announced it was short nearly half of the projected $1.4 billion it needs for a sizeable production expansion. And although management completed an equity sale during the reporting period, it also acknowledged headwinds from the challenging capital markets.

Outlook

The reporting period ended with the weakening U.S. dollar and rising oil and other commodity prices potentially lending support to higher gold prices. Furthermore, despite the recent global stock market rally, valuations among mining stocks appear attractive relative to current gold bullion prices.

We will continue to invest in securities of companies engaged in the mining, processing, fabricating, or distributing of gold or other precious metals throughout the world. Regardless of macro developments, including the direction of gold prices and the strength of the U.S. dollar, we follow a disciplined investment approach. Shunning momentum-driven areas of the market, we strive to add value through tactical allocations in specific mining companies we believe are well-positioned to generate above-average returns.

6

Global Gold

Market Returns
For the year ended June 30, 2009
Background Influences
South African Rand vs. U.S. Dollar		1.37%
Australian Dollar vs. U.S. Dollar		-15.86%
Broad Gold Stock Market
Lipper Gold Fund Index		-24.21%
FT-SE® Gold Mines Index		-17.60%
Regional Components of FT-SE® Gold Mines Index
FT-SE® Gold Mines Americas Index		-23.23%
FT-SE® Gold Mines Asia Pacific Index		-12.97%
FT-SE® Gold Mines Europe Middle East Africa Index		-0.51%

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Goldcorp, Inc.(1)	10.5%	10.5%
Barrick Gold Corp.	10.0%	10.3%
Newmont Mining Corp.	7.1%	7.8%
AngloGold Ashanti Ltd.(1)	6.2%	4.7%
Randgold Resources Ltd. ADR	5.9%	4.5%
Kinross Gold Corp.(1)	5.8%	8.2%
IAMGOLD Corp.	4.7%	2.9%
Lihir Gold Ltd.	4.5%	4.6%
Eldorado Gold Corp.	4.5%	4.4%
Gold Fields Ltd.(1)	4.5%	4.1%
(1) Includes shares traded on all exchanges.

Geographic Composition as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Canada	59.2%	57.9%
South Africa	15.0%	13.9%
United States	9.4%	10.7%
United Kingdom	6.8%	4.6%
Australia	5.7%	10.9%
Peru	3.2%	1.0%
Sweden	—(1)	—(1)
Cash and Equivalents(2)	0.7%	1.0%

(1)	Category is less than 0.05% of total net assets.
(2)	Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual
Investor Class	$1,000	$1,141.30	$3.72	0.70%
Institutional Class	$1,000	$1,142.00	$2.66	0.50%
A Class	$1,000	$1,139.10	$5.04	0.95%
B Class	$1,000	$1,135.40	$9.00	1.70%
C Class	$1,000	$1,135.40	$9.00	1.70%
R Class	$1,000	$1,137.50	$6.36	1.20%
Hypothetical
Investor Class	$1,000	$1,021.32	$3.51	0.70%
Institutional Class	$1,000	$1,022.32	$2.51	0.50%
A Class	$1,000	$1,020.08	$4.76	0.95%
B Class	$1,000	$1,016.36	$8.50	1.70%
C Class	$1,000	$1,016.36	$8.50	1.70%
R Class	$1,000	$1,018.84	$6.01	1.20%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments
Global Gold

JUNE 30, 2009

	Shares	Value		Shares	Value
Common Stocks & Warrants — 99.3%			Red Back Mining, Inc.(1)	624,400	$ 5,443,336
AUSTRALIA — 5.7%			San Gold Corp.(1)	503,200	986,370
Andean Resources Ltd.(1)	1,234,700	$ 1,730,268	Seabridge Gold, Inc.(1)	107,400	2,785,956
Croesus Mining NL(1)	166,666	2,150	SEMAFO, Inc.(1)	2,608,700	4,732,285
Lihir Gold Ltd.(1)	15,990,997	37,252,264	Silver Standard
			Resources, Inc.(1)	569,000	10,668,750
Newcrest Mining Ltd.	323,475	7,926,495	Silver Wheaton Corp.(1)	2,717,700	22,393,848
		46,911,177
			Wesdome Gold Mines Ltd.	1,554,400	2,512,378
CANADA — 59.2%
			Yamana Gold, Inc.	3,632,242	32,289,371
Agnico-Eagle Mines Ltd.	171,127	9,014,273	Yamana Gold, Inc.
Agnico-Eagle Mines Ltd.			New York Shares	424,781	3,755,064
New York Shares	493,400	25,893,632
					486,062,861
Alamos Gold, Inc.(1)	519,400	4,268,980
			PERU — 3.2%
Aurizon Mines Ltd.(1)	2,250,800	8,108,027	Compania de Minas
Barrick Gold Corp.	2,449,812	82,191,193	Buenaventura SA ADR	1,105,200	26,557,956
Crystallex			SOUTH AFRICA — 15.0%
International Corp.(1)	1,307,400	292,244
			AngloGold Ashanti Ltd.	550,102	20,173,248
Detour Gold Corp.(1)	428,800	3,811,883
			AngloGold Ashanti Ltd. ADR	845,276	30,962,460
Eldorado Gold Corp.(1)	4,113,400	37,061,799	DRDGOLD Ltd. ADR	365,415	2,773,500
Franco-Nevada Corp.	375,100	9,016,718	Gold Fields Ltd.	2,632,510	31,776,778
Gammon Gold, Inc.(1)	436,800	2,891,596	Gold Fields Ltd. ADR	421,500	5,079,075
GBS Gold			Harmony Gold
International, Inc.(1)	347,300	1,493	Mining Co. Ltd.(1)	2,006,750	20,758,870
Goldcorp, Inc.	2,458,076	85,440,410	Harmony Gold
Goldcorp, Inc.			Mining Co. Ltd. ADR(1)	1,098,200	11,333,424
New York Shares	30,000	1,042,500			122,857,355
Golden Star			SWEDEN(2)
Resources Ltd.(1)	1,116,500	2,303,744
			ScanMining AB(1)	325,900	—
Great Basin Gold Ltd.(1)	1,173,200	1,603,738
			UNITED KINGDOM — 6.8%
IAMGOLD Corp.	3,808,619	38,572,438	Fresnillo plc	802,503	6,922,051
Ivanhoe Mines Ltd.(1)	240,000	1,330,869	Randgold Resources Ltd.
Jaguar Mining, Inc.(1)	362,000	2,744,994	ADR	759,600	48,743,532
Kinross Gold Corp.	2,238,806	40,805,302			55,665,583
Kinross Gold Corp.			UNITED STATES — 9.4%
New York Shares	375,957	6,823,620	Coeur d’Alene Mines Corp.(1)	98,259	1,208,586
Minefinders Corp. Ltd.(1)	741,900	5,140,966
			Hecla Mining Co.(1)	149,100	399,588
Nevsun Resources Ltd.(1)	1,200,000	1,423,720
			Newmont Mining Corp.	1,421,714	58,105,451
New Gold, Inc.(1)	415,000	1,098,912	Royal Gold, Inc.	416,300	17,359,710
Northgate Minerals Corp.(1)	1,395,400	2,963,193			77,073,335
Orezone Gold Corp.(1)	156,662	76,772	TOTAL INVESTMENT
Osisko Mining Corp.(1)	2,311,500	13,016,657	SECURITIES — 99.3%
Osisko Mining Corp.			(Cost $385,184,735)		815,128,267
Warrants(1)	1,250,000	1,612,002	OTHER ASSETS
Pan American Silver Corp.(1)	651,600	11,943,828	AND LIABILITIES — 0.7%		5,856,298
			TOTAL NET ASSETS — 100.0%		$820,984,565

10

Global Gold

Notes to Schedule of Investments
ADR = American Depositary Receipt
(1) Non-income producing.
(2) Category is less than 0.05% of total net assets.

Geographic classifications are unaudited.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2009
Assets
Investment securities, at value (cost of $385,184,735)	$815,128,267
Foreign currency holdings, at value (cost of $47,103)	47,103
Receivable for investments sold	6,744,884
Receivable for capital shares sold	257,852
Dividends and interest receivable	67,791
822,245,897

Liabilities
Disbursements in excess of demand deposit cash	147,446
Payable for capital shares redeemed	611,701
Accrued management fees	496,649
Distribution fees payable	1,354
Service fees (and distribution fees — A Class and R Class) payable	4,182
1,261,332

Net Assets	$820,984,565

See Notes to Financial Statements.

12

JUNE 30, 2009
Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 519,452,005
Accumulated net investment loss	(11,700,112)
Accumulated net realized loss on investment and foreign currency transactions	(116,667,803)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	429,900,475
$ 820,984,565

Investor Class, $0.01 Par Value
Net assets	$792,813,782
Shares outstanding	48,823,369
Net asset value per share	$16.24

Institutional Class, $0.01 Par Value
Net assets	$9,076,489
Shares outstanding	558,521
Net asset value per share	$16.25

A Class, $0.01 Par Value
Net assets	$16,866,328
Shares outstanding	1,045,784
Net asset value per share	$16.13
Maximum offering price (net asset value divided by 0.9425)	$17.11

B Class, $0.01 Par Value
Net assets	$908,979
Shares outstanding	56,753
Net asset value per share	$16.02

C Class, $0.01 Par Value
Net assets	$1,005,963
Shares outstanding	62,778
Net asset value per share	$16.02

R Class, $0.01 Par Value
Net assets	$313,024
Shares outstanding	19,402
Net asset value per share	$16.13

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $410,802)	$ 4,285,887
Interest	27,192
Securities lending, net	331,660
4,644,739

Expenses:
Management fees	5,278,889
Distribution fees:
B Class	2,191
C Class	4,596
Service fees:
B Class	730
C Class	1,532
Distribution and service fees:
A Class	25,105
R Class	446
Directors’ fees and expenses	30,833
Other expenses	3,687
5,348,009

Net investment income (loss)	(703,270)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(75,214,951)
Foreign currency transactions	(24,605,010)
(99,819,961)

Change in net unrealized appreciation (depreciation) on:
Investments	(121,845,944)
Translation of assets and liabilities in foreign currencies	(38,696,282)
(160,542,226)

Net realized and unrealized gain (loss)	(260,362,187)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(261,065,457)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2009 AND JUNE 30, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ (703,270)	$ (1,944,823)
Net realized gain (loss)	(99,819,961)	125,109,966
Change in net unrealized appreciation (depreciation)	(160,542,226)	147,449,657
Net increase (decrease) in net assets resulting from operations	(261,065,457)	270,614,800

Distributions to Shareholders
From net investment income:
Investor Class	(46,658)	(5,413,403)
Institutional Class	(17,375)	(47,976)
A Class	—	(23,023)
R Class	—	(59)
From net realized gains:
Investor Class	(87,357,840)	—
Institutional Class	(949,464)	—
A Class	(1,115,065)	—
B Class	(8,055)	—
C Class	(52,311)	—
R Class	(7,776)	—
Decrease in net assets from distributions	(89,554,544)	(5,484,461)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	15,485,709	(64,388,134)

Redemption Fees
Increase in net assets from redemption fees	216,838	290,839

Net increase (decrease) in net assets	(334,917,454)	201,033,044

Net Assets
Beginning of period	1,155,902,019	954,868,975
End of period	$ 820,984,565	$1,155,902,019

Accumulated net investment loss	$(11,700,112)	$(16,245,403)

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. The fund invests primarily in equity securities. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

16

Securities on Loan — The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the year ended June 30, 2009 was 0.69% for the Investor Class, A Class, B Class, C Class and R Class, and 0.49% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee equal to 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended June 30, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

18

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2009, were $162,046,606 and $224,806,485, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2009		Year ended June 30, 2008(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	11,247,965	$ 170,093,349	11,349,106	$ 255,520,413
Issued in reinvestment of distributions	6,035,699	82,207,513	225,152	5,061,420
Redeemed	(16,748,609)	(249,396,470)	(15,276,931)	(337,348,891)
	535,055	2,904,392	(3,702,673)	(76,767,058)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	350,512	5,232,382	524,672	12,298,269
Issued in reinvestment of distributions	70,847	966,839	2,135	47,976
Redeemed	(302,414)	(4,644,348)	(87,231)	(1,975,140)
	118,945	1,554,873	439,576	10,371,105
A Class/Shares Authorized	20,000,000		20,000,000
Sold	1,129,242	15,886,305	353,877	8,181,335
Issued in reinvestment of distributions	69,762	944,580	928	20,809
Redeemed	(515,828)	(7,667,307)	(290,948)	(6,492,158)
	683,176	9,163,578	63,857	1,709,986
B Class/Shares Authorized	10,000,000		10,000,000
Sold	67,759	1,039,513	5,261	117,732
Issued in reinvestment of distributions	432	5,829	—	—
Redeemed	(16,699)	(255,945)	—	—
	51,492	789,397	5,261	117,732
C Class/Shares Authorized	10,000,000		10,000,000
Sold	84,609	1,251,358	9,157	219,137
Issued in reinvestment of distributions	2,486	33,590	—	—
Redeemed	(30,749)	(482,244)	(2,725)	(64,116)
	56,346	802,704	6,432	155,021
R Class/Shares Authorized	10,000,000		10,000,000
Sold	19,043	283,180	1,154	25,021
Issued in reinvestment of distributions	573	7,776	3	59
Redeemed	(1,371)	(20,191)	—	—
	18,245	270,765	1,157	25,080
Net increase (decrease)	1,463,259	$ 15,485,709	(3,186,390)	$ (64,388,134)

(1) September 28, 2007 (commencement of sale) through June 30, 2008 for the Institutional Class, B Class, C Class and R Class.

19

5. Securities Lending

As of June 30, 2009, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund’s risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks & Warrants	$292,948,338	$445,106,594	—
Domestic Common Stocks	77,073,335	—	—
Total Value of Investment Securities	$370,021,673	$445,106,594	—

7. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended June 30, 2009.

20

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2009, the fund did not utilize the program.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

10. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	$68,427	$5,484,461
Long-term capital gains	$89,486,117	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments	$415,378,105
Gross tax appreciation of investments	$419,354,215
Gross tax depreciation of investments	(19,604,053)
Net tax appreciation (depreciation) of investments	$399,750,162
Net tax appreciation (depreciation) on derivatives and translation of assets
and liabilities in foreign currencies	$ (43,057)
Net tax appreciation (depreciation)	$399,707,105
Undistributed ordinary income	$5,980,684
Accumulated capital losses	$(23,071,876)
Capital loss deferral	$(81,083,353)

21

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions and contributions. The capital loss carryovers expire in 2017.

The capital loss deferral listed on the previous page represents net capital losses incurred in the eight-month period ended June 30, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

12. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2009.

For corporate taxpayers, the fund hereby designates $14,019, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2009 as qualified for the corporate dividends received deduction.

The fund hereby designates $89,486,117, or up to the maximum amount allowable of long-term capital gains distributions for the fiscal year ended June 30, 2009.

As of June 30, 2009, the fund hereby designates $410,802, or up to the maximum amount allowable, as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended June 30, 2009, the fund earned $2,964,833 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on June 30, 2009 are $0.0586 and $0.0081, respectively.

22

Financial Highlights
Global Gold

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$23.54	$18.26	$19.63	$15.50	$12.00	$13.17
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.01)	(0.04)	(0.01)	(0.01)	0.01	—(3)
Net Realized and
Unrealized Gain (Loss)	(5.35)	5.42	(1.24)	4.18	3.49	(1.09)
Total From
Investment Operations	(5.36)	5.38	(1.25)	4.17	3.50	(1.09)
Distributions
From Net
Investment Income	—(3)	(0.11)	(0.12)	(0.05)	—	(0.08)
From Net Realized Gains	(1.94)	—	—	—	—	—
Total Distributions	(1.94)	(0.11)	(0.12)	(0.05)	—	(0.08)
Redemption Fees(2)	—(3)	0.01	—(3)	0.01	—(3)	—(3)
Net Asset Value,
End of Period	$16.24	$23.54	$18.26	$19.63	$15.50	$12.00

Total Return(4)	(21.19)%	29.61%	(6.36)%	27.03%	29.17%	(8.17)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.70%	0.68%	0.67%(5)	0.67%	0.67%	0.68%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.09)%	(0.17)%	(0.12)%(5)	(0.03)%	0.11%	(0.03)%
Portfolio Turnover Rate	20%	17%	3%	18%	5%	14%
Net Assets, End of Period
(in thousands)	$792,814	$1,136,741	$949,426	$1,071,545	$775,971	$693,197

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

23

Global Gold

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$23.55	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01	0.01
Net Realized and Unrealized Gain (Loss)	(5.34)	1.99
Total From Investment Operations	(5.33)	2.00
Distributions
From Net Investment Income	(0.03)	(0.13)
From Net Realized Gains	(1.94)	—
Total Distributions	(1.97)	(0.13)
Redemption Fees(2)	—(3)	0.01
Net Asset Value, End of Period	$16.25	$23.55

Total Return(4)	(21.04)%	9.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.50%	0.48%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11%	0.05%(5)
Portfolio Turnover Rate	20%	17%(6)
Net Assets, End of Period (in thousands)	$9,076	$10,353

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

24

Global Gold

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2008	2008	2007(2)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$23.46	$18.22	$19.59	$15.46	$12.00	$13.19
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.06)	(0.09)	(0.04)	(0.05)	(0.02)	(0.03)
Net Realized and
Unrealized Gain (Loss)	(5.33)	5.40	(1.23)	4.18	3.48	(1.09)
Total From
Investment Operations	(5.39)	5.31	(1.27)	4.13	3.46	(1.12)
Distributions
From Net
Investment Income	—	(0.08)	(0.10)	(0.01)	—	(0.07)
From Net Realized Gains	(1.94)	—	—	—	—	—
Total Distributions	(1.94)	(0.08)	(0.10)	(0.01)	—	(0.07)
Redemption Fees(3)	—(4)	0.01	—(4)	0.01	—(4)	—(4)
Net Asset Value,
End of Period	$16.13	$23.46	$18.22	$19.59	$15.46	$12.00

Total Return(5)	(21.40)%	29.28%	(6.48)%	26.77%	28.94%	(8.49)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.95%	0.93%	0.92%(6)	0.92%	0.92%	0.93%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.34)%	(0.42)%	(0.37)%(6)	(0.28)%	(0.14)%	(0.28)%
Portfolio Turnover Rate	20%	17%	3%	18%	5%	14%
Net Assets, End of Period
(in thousands)	$16,866	$8,506	$5,442	$6,206	$5,311	$4,740

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Annualized.

See Notes to Financial Statements.

25

Global Gold

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$23.48	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.18)	(0.20)
Net Realized and Unrealized Gain (Loss)	(5.34)	2.00
Total From Investment Operations	(5.52)	1.80
Distributions
From Net Realized Gains	(1.94)	—
Redemption Fees(2)	—(3)	0.01
Net Asset Value, End of Period	$16.02	$23.48

Total Return(4)	(21.98)%	8.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.70%	1.68%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.09)%	(1.16)%(5)
Portfolio Turnover Rate	20%	17%(6)
Net Assets, End of Period (in thousands)	$909	$124

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

26

Global Gold

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$23.48	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.18)	(0.20)
Net Realized and Unrealized Gain (Loss)	(5.34)	2.00
Total From Investment Operations	(5.52)	1.80
Distributions
From Net Realized Gains	(1.94)	—
Redemption Fees(2)	—(3)	0.01
Net Asset Value, End of Period	$16.02	$23.48

Total Return(4)	(21.98)%	8.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.70%	1.68%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.09)%	(1.17)%(5)
Portfolio Turnover Rate	20%	17%(6)
Net Assets, End of Period (in thousands)	$1,006	$151

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

27

Global Gold

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$23.52	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.11)	(0.12)
Net Realized and Unrealized Gain (Loss)	(5.34)	2.01
Total From Investment Operations	(5.45)	1.89
Distributions
From Net Investment Income	—	(0.05)
From Net Realized Gains	(1.94)	—
Total Distributions	(1.94)	(0.05)
Redemption Fees(2)	—(3)	0.01
Net Asset Value, End of Period	$16.13	$23.52

Total Return(4)	(21.62)%	8.83%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.20%	1.18%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.59)%	(0.71)%(5)
Portfolio Turnover Rate	20%	17%(6)
Net Assets, End of Period (in thousands)	$313	$27

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Global Gold Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Gold Fund (one of the ten funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 27, 2009

29

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

30

Independent Directors
John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Fund: Director (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors
(asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Dimensional Fund Advisors

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Director (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Cadence Design Systems; E×ponent

31

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM
and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
and Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Fund: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/ trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the Global Gold Fund (the “fund”) and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the fund;

• the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the fund to the cost of owning a similar fund;

• data comparing the fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund invest-ment management clients of the advisor; and

33

• collateral or “fall-out” benefits derived by the advisor from the manage-ment of the fund, and potential sharing of economies of scale in connection with the management of the fund.

In keeping with its practice, the Directors at a special meeting and at a regu larly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of the fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

34

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for the fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund’s performance was slightly above its benchmark for the three-year period and slightly below its benchmark for the one-year period.

Shareholder and Other Services. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

35

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the fund. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the

36

advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of the fund was the lowest of the total expense ratios of its peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between the fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term. Also, as part of this process, the advisor and the Directors concluded that it would be appropriate to discuss over the coming year the possibility of changes in the overall fee structure of the fund.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The FT-SE® Gold Mines Index(1) is designed to reflect the performance of the worldwide market in shares of companies whose principal activity is the mining of gold.

The custom benchmark was the Benham North American Gold Equities Index from inception through February 1996. From March 1996 through December 1997, the benchmark was the FT-SE Gold Mines Index. From January 1998 through December 2008, the benchmark was a proprietary index developed and monitored by American Century Investments which was intended to reflect the entire gold market. The Global Gold fund custom benchmark is approximately two-thirds North American, 20% African, and 10% Australian gold company stocks.

The Lipper Gold Fund Index tracks total return performance of the largest funds within the Lipper Gold Fund category. These funds invest primarily in shares of gold mines, gold-oriented mining finance houses, gold coins, or gold bullion.

The Morgan Stanley Capital International (MSCI) World Index is a market-capitalization-weighted index designed to measure global developed-market equity performance.

The New York Stock Exchange (NYSE) Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

The Rogers International Commodities Index (RICI) was developed by Jim Rogers in 1998. It represents the value of a basket of 35 commodities used in the global economy, including agricultural and energy products, metals, and minerals.

(1)	The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is a trademark of the London Stock Exchange Limited and the Financial Times Ltd. and is used by FT-SE International Limited under license. FT-SE International Limited does not sponsor, endorse, or promote the fund.

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-ANN-66121N

Annual Report
June 30, 2009

American Century Investments

Utilities Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended June 30, 2009. We appreciate your trust in American Century Investments® during these challenging times.

The U.S. economy continued to struggle at the close of the reporting period, part of the lingering fallout from the subprime-initiated credit and financial crises and global recession that shook the capital markets during the past two years. The recession has affected everyone—from first-time individual investors to hundred-year-old financial institutions.

However, as we mark the second anniversary of the start of the subprime mortgage meltdown, the worst of the economic and financial market obstacles appear to be behind us. The rate of U.S. economic decline has slowed, as have the drop-offs in housing prices and jobs. Risk appetites returned to the markets in recent months, evidenced by the strong stock rebound since early March.

Risk was a predominant theme during the reporting period, as the investment pendulum swung from risk avoidance to risk acceptance. We believe, however, that caution and risk management are still advisable. We don’t think we’re out of the economic woods yet, not with mortgage and corporate default rates on the rise, housing prices continuing to decline in some regions, and job losses still mounting.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitment to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

The coming months will likely present additional challenges, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Stock Index Returns	2

Utilities

Performance	3
Portfolio Commentary	5
Utilities Market Returns	7
Top Ten Holdings	7
Industry Breakdown	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22

Other Information

Management	23
Approval of Management Agreement	26
Additional Information	31
Index Definitions	32

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By John Schniedwind, Chief Investment Officer, Quantitative Equity

A Historic Market Decline Sank Stocks

U.S. stocks fell sharply for the 12 months ended June 30, 2009, in an environment of extreme volatility and dramatic shifts in market sentiment. The major stock indices remained on a downward trajectory for much of the 12-month period as a deepening economic downturn, a worsening credit crunch, and a near collapse in the financial sector weighed on investor confidence.

The U.S. economy, already in recession since the end of 2007, contracted in the last two quarters of 2008 and the first quarter of 2009. The slumping economy was characterized by substantial job losses (leading to the highest unemployment rate since 1983), a drop-off in consumer spending, and further deterioration in the housing market.

At the same time, a lack of liquidity in the credit markets put enormous pressure on the balance sheets and profitability of financial companies worldwide. After a series of bankruptcies and takeovers swept through the financial sector in late 2008, the federal government moved swiftly to provide financial assistance and other support to prevent a full-scale breakdown in the financial system.

The economic and financial difficulties led to a steep market decline throughout the last half of 2008 and into early 2009. From the beginning of the reporting period through March 9, 2009, the broad stock indices plummeted by more than 45%.

Early Signs of Recovery

Market conditions changed dramatically in the last few months of the period. The stock market hit a multi-year low on March 9 and then staged a powerful rally as signs of economic stabilization generated optimism about a possible recovery. Investors also grew more confident about the federal government’s actions to stimulate economic activity and restore liquidity in the credit markets.

Despite the recent rebound, the broad equity indices declined by more than 25% for the 12-month period (see the table below). Much of the rally late in the period was driven by changing perceptions, but a truly sustainable long-term advance requires substantial improvements in economic and company fundamentals, which have yet to materialize.

U.S. Stock Index Returns
For the 12 months ended June 30, 2009
Russell 1000 Index (Large-Cap)	–26.69%	Russell 2000 Index (Small-Cap)	–25.01%
Russell 1000 Growth Index	–24.50%	Russell 2000 Growth Index	–24.85%
Russell 1000 Value Index	–29.03%	Russell 2000 Value Index	–25.24%
Russell Midcap Index	–30.36%
Russell Midcap Growth Index	–30.33%
Russell Midcap Value Index	–30.52%

2

Performance
Utilities

Total Returns as of June 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	-25.89%	6.90%	1.09%	6.53%	3/1/93
Russell 3000 Utilities Index	-23.20%	4.06%	-3.51%	4.52%(1)	—
S&P 500 Index(2)	-26.21%	-2.24%	-2.22%	6.60%(1)	—

(1)	Since 2/28/93, the date nearest the Investor Class’s inception for which data are available.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Utilities

One-Year Returns Over 10 Years
Periods ended June 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	3.06%	-4.69%	-31.41%	4.93%	12.99%	33.06%	8.84%	31.72%	-1.26%	-25.89%
Russell 3000
Utilities Index	-10.28%	-16.89%	-31.12%	3.60%	7.75%	23.22%	9.72%	30.15%	-9.69%	-23.20%
S&P 500 Index	7.25%	-14.83%	-17.99%	0.25%	19.11%	6.32%	8.63%	20.59%	-13.12%	-26.21%

Total Annual Fund Operating Expenses
Investor Class	0.68%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Utilities

Portfolio Managers: John Schniedwind and Joe Sterling

Performance Summary

The Utilities Fund declined -25.89% for the 12 months ended June 30, 2009, lagging the -23.20% decline of its benchmark, the Russell 3000 Utilities Index. The S&P 500 Index, a broad market measure, declined -26.21%.

As described on page 2, equity indices declined during the reporting period amid extreme levels of market volatility, as economic conditions continued to deteriorate. Amid this volatility, the Utilities Fund’s management team remained focused on the fundamental business prospects of its portfolio investments.

From a broad sector perspective, an overweight allocation to the traditional utilities sector represented the majority of the portfolio’s underperformance relative to its benchmark. Stock selection within the utilities sector further weighed on relative returns. Within the sector, the independent power producers industry accounted for the bulk of underperformance. An overweight stake in the gas utilities industry, as well as stock selection in the electric utilities industry, were significant detractors from relative performance. An overweight allocation to, and stock selection in, the multi-utilities industry trimmed losses generated in the utilities sector. Underweight allocations to the consumer discretionary and telecommunication services sectors, particularly an underweight stake to the diversified telecommunication industry, also dragged down relative returns.

We allocated a portion of the portfolio’s assets to holdings of companies outside of the United States. This allocation detracted from portfolio returns, as our international holdings generated lower returns than our domestic stocks, particularly in dollar terms as the U.S. dollar strengthened during the reporting period.

Traditional Utilities Lagged

The traditional utilities group, which represented 75% of the portfolio, was the most substantial sector source of negative absolute returns. Within the group, overweight stakes in select independent power producers hurt absolute and relative performance. Constellation Energy Group, in particular, was a key detractor as the company’s share price fell 66% during the reporting period.

Stock selection in the electric utilities industry curbed relative performance. Holdings in the group declined amid shrinking demand for electricity during the period. In particular, an overweight stake in electric power provider Edison International weighed on absolute and relative performance.

An overweight allocation to gas utilities also detracted from absolute and relative performance. Holdings within the industry collectively declined as oil and natural gas prices fell during the period.

5

Utilities

The portfolio avoided the water utilities group altogether. This detracted from relative performance modestly, as water utilities delivered the strongest industry returns in the utilities sector within the benchmark.

An overweight allocation and effective stock selection in the multi-utilities group helped relative performance, although the portfolio derived negative performance from the group on an absolute basis. Within the group, an overweight stake in Puget Energy, in particular, benefited both absolute and relative performance as the Washington-based company completed a merger with Puget Holdings during the period.

Consumer Discretionary Detracted

Within the consumer discretionary sector, the portfolio maintained an underweight allocation to the media group, trimming relative returns. The portfolio avoided several benchmark constituents in the industry that contributed positively to benchmark returns. Its one holding in the sector, Comcast, hurt performance, as its share price fell 23% during the period.

Telecommunications Delivered Poor Results

The telecommunication services sector also detracted from performance relative to the benchmark. An underweight allocation to the diversified telecommunication services industry detracted meaningfully from relative returns. In particular, significant underweight positions in relatively strong-performing AT&T and Verizon Communications hurt relative performance.

An underweight allocation to the wireless telecommunication services industry benefited relative performance, as these stocks collectively declined 45% in the benchmark during the reporting period.

Outlook

The Utilities Fund employs a structured, disciplined investment approach. The management team incorporates both growth and value measures into its stock selection process and attempts to balance the portfolio’s risk and expected return.

The team has continued to avoid water utilities in the portfolio. The portfolio has maintained overweight positions in independent power producers, multi-utilities, and gas utilities, as our quantitative process has identified opportunities in these areas.

6

Utilities

Utilities Market Returns
For the 12 months ended June 30, 2009
Broad U.S. Stock Market		Primary Utilities Industries in Fund Benchmark
S&P 500 Index	-26.21%	Diversified Telecommunication Services	-17.42%
Nasdaq Composite Index	-19.13%	Gas Utilities	-29.50%
Broad Utilities Market		Electric Utilities	-26.77%
Lipper Utility Fund Index	-29.11%	Wireless Telecommunication Services	-44.30%
Russell 1000 Utilities Index	-23.68%	Multi-Utilities	-17.12%

Top Ten Holdings as of June 30, 2009
		% of net assets	% of net assets
		as of 6/30/09	as of 12/31/08
Verizon Communications, Inc.		4.4%	4.9%
AT&T, Inc.		4.2%	4.7%
Exelon Corp.		3.7%	3.8%
Public Service Enterprise Group, Inc.		3.7%	3.1%
FPL Group, Inc.		3.6%	3.1%
Southern Co. (The)		3.4%	3.4%
Sempra Energy		3.4%	3.2%
Edison International		3.2%	3.1%
PPL Corp.		2.7%	2.4%
PG&E Corp.		2.7%	2.3%

Industry Breakdown as of June 30, 2009
		% of net assets	% of net assets
		as of 6/30/09	as of 12/31/08
Electric Utilities		29.3%	30.1%
Multi-Utilities		26.2%	26.5%
Gas Utilities		16.8%	16.8%
Integrated Telecommunication Services		16.3%	18.1%
Wireless Telecommunication Services		3.2%	1.0%
Independent Power Producers & Energy Traders		2.9%	2.5%
Oil & Gas Storage & Transportation		1.4%	1.0%
Communications Equipment		1.3%	1.4%
Other Industries		1.7%	2.0%
Cash and Equivalents(1)		0.9%	0.6%
(1) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio
		% of net assets	% of net assets
		as of 6/30/09	as of 12/31/08
Domestic Common Stocks		92.3%	90.3%
Foreign Common Stocks & Rights(2)		6.8%	8.6%
Total Common Stocks & Rights		99.1%	98.9%
Temporary Cash Investments		0.6%	0.8%
Other Assets and Liabilities		0.3%	0.3%
(2) Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual	$1,000	$1,007.40	$3.48	0.70%
Hypothetical	$1,000	$1,021.32	$3.51	0.70%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

Utilities

JUNE 30, 2009

	Shares	Value		Shares	Value
Common Stocks & Rights — 99.1%			INTEGRATED TELECOMMUNICATION
			SERVICES — 16.3%
ALTERNATIVE CARRIERS — 0.7%			AT&T, Inc.	400,116	$ 9,938,881
Premiere Global Services, Inc.(1)	149,400	$ 1,619,496	CenturyTel, Inc.	115,800	3,555,060
CABLE & SATELLITE — 0.6%			Embarq Corp.	69,967	2,942,812
Comcast Corp., Class A	96,300	1,395,387	France Telecom SA ADR	91,000	2,075,710
COMMUNICATIONS EQUIPMENT — 1.3%			Koninklijke KPN NV	112,700	1,552,534
QUALCOMM, Inc.	65,900	2,978,680	Qwest Communications
ELECTRIC UTILITIES — 29.3%			International, Inc.	726,100	3,013,315
American Electric Power Co., Inc.	184,040	5,316,915	Telefonica SA ADR	21,300	1,446,057
Duke Energy Corp.	222,304	3,243,415	Verizon Communications, Inc.	342,099	10,512,702
E.ON AG ADR	51,900	1,838,345	Windstream Corp.	438,700	3,667,532
Edison International	243,800	7,669,948			38,704,603
EDP- Energias de Portugal SA	637,700	2,502,109	MULTI-UTILITIES — 26.2%
EDP- Energias de Portugal SA			Alliant Energy Corp.	70,300	1,836,939
ADR	3,300	128,997	CenterPoint Energy, Inc.	422,400	4,680,192
Entergy Corp.	66,300	5,139,576	CMS Energy Corp.	168,700	2,037,896
Exelon Corp.	171,200	8,767,152	Consolidated Edison, Inc.	117,700	4,404,334
FirstEnergy Corp.	112,300	4,351,625	Dominion Resources, Inc.	152,212	5,086,925
FPL Group, Inc.	151,900	8,637,034	DTE Energy Co.	70,700	2,262,400
Iberdrola SA	351,488	2,858,544	MDU Resources Group, Inc.	165,100	3,131,947
Iberdrola SA ADR	1,410	44,443	NorthWestern Corp.	87,900	2,000,604
PPL Corp.	195,300	6,437,088	NSTAR	172,142	5,527,480
Progress Energy, Inc.	71,700	2,712,411	PG&E Corp.	165,000	6,342,600
Southern Co. (The)	259,300	8,079,788	Public Service
Westar Energy, Inc.	82,000	1,539,140	Enterprise Group, Inc.	267,200	8,718,736
		69,266,530	SCANA Corp.	50,200	1,629,994
ELECTRICAL COMPONENTS & EQUIPMENT — 0.4%			Sempra Energy	161,300	8,005,319
Renewable Energy Corp. AS(1)	104,000	813,164	Wisconsin Energy Corp.	75,900	3,089,889
Renewable Energy Corp. AS			Xcel Energy, Inc.	180,400	3,321,164
Rights(1)	35,862	128,275			62,076,419
		941,439	OIL & GAS STORAGE & TRANSPORTATION — 1.4%
GAS UTILITIES — 16.8%			El Paso Corp.	214,500	1,979,835
AGL Resources, Inc.	151,100	4,804,980	Williams Cos., Inc. (The)	92,500	1,443,925
Atmos Energy Corp.	72,600	1,817,904			3,423,760
Energen Corp.	99,900	3,986,010	WIRELESS TELECOMMUNICATION SERVICES — 3.2%
Laclede Group, Inc. (The)	85,600	2,835,928	America Movil SAB de CV ADR,
National Fuel Gas Co.	120,000	4,329,600	Series L	68,100	2,636,832
Nicor, Inc.	137,800	4,770,636	MetroPCS
Northwest Natural Gas Co.	94,400	4,183,808	Communications, Inc.(1)	108,100	1,438,811
ONEOK, Inc.	165,900	4,892,391	Sprint Nextel Corp.(1)	741,342	3,565,855
Questar Corp.	69,500	2,158,670			7,641,498
UGI Corp.	231,100	5,890,739	TOTAL COMMON STOCKS & RIGHTS
		39,670,666	(Cost $236,782,158)		234,572,912
INDEPENDENT POWER PRODUCERS
& ENERGY TRADERS — 2.9%
Constellation Energy Group, Inc.	35,100	932,958
NRG Energy, Inc.(1)	228,100	5,921,476
		6,854,434

10

Utilities

	Shares	Value	Notes to Schedule of Investments
Temporary Cash Investments — 0.6%			ADR = American Depositary Receipt
JPMorgan U.S. Treasury			(1) Non-income producing.
Plus Money Market Fund
Agency Shares	65,996	$ 65,996	Industry classifications are unaudited.
Repurchase Agreement, Credit Suisse
First Boston, Inc., (collateralized by various
U.S. Treasury obligations, 4.25%, 5/15/39,
valued at $1,330,997), in a joint trading			See Notes to Financial Statements.
account at 0.001%, dated 6/30/09, due
7/1/09 (Delivery value $1,300,000)		1,300,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $1,365,996)		1,365,996
TOTAL INVESTMENT
SECURITIES — 99.7%
(Cost $238,148,154)		235,938,908
OTHER ASSETS
AND LIABILITIES — 0.3%		795,240
TOTAL NET ASSETS — 100.0%		$236,734,148

11

Statement of Assets and Liabilities

JUNE 30, 2009
Assets
Investment securities, at value (cost of $238,148,154)	$235,938,908
Foreign currency holdings, at value (cost of $1,920)	2,022
Receivable for capital shares sold	85,505
Dividends and interest receivable	879,956
236,906,391

Liabilities
Payable for capital shares redeemed	38,174
Accrued management fees	134,069
172,243

Net Assets	$236,734,148

Investor Class Capital Shares, $0.01 Par Value
Authorized	110,000,000
Outstanding	19,056,597

Net Asset Value Per Share	$12.42

Net Assets Consist of:
Capital (par value and paid-in surplus)	$249,887,263
Undistributed net investment income	453,735
Accumulated net realized loss on investment and foreign currency transactions	(11,397,887)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(2,208,963)
$236,734,148

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JUNE 30, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $75,585)	$ 11,062,381
Interest	9,459
Securities lending, net	47,360
11,119,200

Expenses:
Management fees	1,818,285
Directors’ fees and expenses	10,902
Other expenses	854
1,830,041

Net investment income (loss)	9,289,159

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment and foreign currency transactions	(10,136,166)
Change in net unrealized appreciation (depreciation) on investments and translation of assets
and liabilities in foreign currencies	(96,933,284)

Net realized and unrealized gain (loss)	(107,069,450)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (97,780,291)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2009 AND JUNE 30, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 9,289,159	$ 9,708,255
Net realized gain (loss)	(10,136,166)	13,615,778
Change in net unrealized appreciation (depreciation)	(96,933,284)	(31,770,866)
Net increase (decrease) in net assets resulting from operations	(97,780,291)	(8,446,833)

Distributions to Shareholders
From net investment income:
Investor Class	(10,297,789)	(8,813,433)
Advisor Class	—	(28,082)
Decrease in net assets from distributions	(10,297,789)	(8,841,515)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(42,257,534)	(105,206,335)

Net increase (decrease) in net assets	(150,335,614)	(122,494,683)

Net Assets
Beginning of period	387,069,762	509,564,445
End of period	$ 236,734,148	$ 387,069,762

Undistributed net investment income	$453,735	$1,454,959

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities on Loan — The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

15

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 27, 2009, the date the financial statements were issued.

16

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the Investor Class for the year ended June 30, 2009 was 0.69%.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2009, were $38,686,846 and $81,937,112, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2009		Year ended June 30, 2008
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	110,000,000		110,000,000
Sold	2,073,571	$ 26,237,168	5,339,247	$ 97,205,003
Issued in connection with reclassification
(Note 11)	—	—	354,995	6,715,085
Issued in reinvestment of distributions	766,908	9,704,306	462,703	8,277,019
Redeemed	(5,951,923)	(78,199,008)	(11,820,503)	(209,652,155)
	(3,111,444)	(42,257,534)	(5,663,558)	(97,455,048)
Advisor Class/Shares Authorized	N/A		N/A
Sold			44,532	818,547
Issued in reinvestment of distributions			1,578	27,833
Redeemed in connection with
reclassification (Note 11)			(354,995)	(6,715,085)
Redeemed			(105,424)	(1,882,582)
			(414,309)	(7,751,287)
Net increase (decrease)	(3,111,444)	$(42,257,534)	(6,077,867)	$(105,206,335)

17

5. Securities Lending

As of June 30, 2009, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund’s risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$218,547,902	—	—
Foreign Common Stocks & Rights	8,170,384	$7,854,626	—
Temporary Cash Investments	65,996	1,300,000	—
Total Value of Investment Securities	$226,784,282	$9,154,626	—

7. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended June 30, 2009.

18

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2009, the fund did not utilize the program.

9. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

10. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	$10,297,789	$8,841,515
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of June 30, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments	$238,560,184
Gross tax appreciation of investments	$ 27,195,226
Gross tax depreciation of investments	(29,816,502)
Net tax appreciation (depreciation) of investments	$ (2,621,276)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities
in foreign currencies	$ 283
Net tax appreciation (depreciation)	$(2,620,993)
Undistributed ordinary income	$453,963
Accumulated capital losses	$(3,073,649)
Capital loss deferral	$(7,912,208)
Currency loss deferral	$(228)

19

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions and contributions. Capital loss carryovers of $(492,967) and $(2,580,682) expire in 2011 and 2017, respectively.

The capital and currency loss deferrals listed on the previous page represent net capital and foreign currency losses incurred in the eight-month period ended June 30, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. Corporate Event

On July 27, 2007, the Advisor Class shareholders of the fund approved a reclassification of Advisor Class shares into Investor Class shares. The change was approved by the Board of Directors on December 8, 2006. The reclassification was effective on December 3, 2007.

12. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

13. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2009.

For corporate taxpayers, the fund hereby designates $10,297,789, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2009 as qualified for the corporate dividends received deduction.

20

Financial Highlights

Utilities

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$17.46	$18.04	$16.30	$13.40	$12.08	$10.02
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.46	0.39	0.20	0.38	0.40	0.30
Net Realized and
Unrealized Gain (Loss)	(4.98)	(0.61)	1.70	2.92	1.32	2.05
Total From
Investment Operations	(4.52)	(0.22)	1.90	3.30	1.72	2.35
Distributions
From Net
Investment Income	(0.52)	(0.36)	(0.16)	(0.40)	(0.40)	(0.29)
Net Asset Value,
End of Period	$12.42	$17.46	$18.04	$16.30	$13.40	$12.08

Total Return(3)	(25.89)%	(1.26)%	11.71%	24.99%	14.30%	23.81%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.70%	0.68%	0.67%(4)	0.68%	0.67%	0.68%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	3.54%	2.16%	2.30%(4)	2.62%	3.09%	2.79%
Portfolio Turnover Rate	14%	19%	20%	45%	21%	31%
Net Assets, End of Period
(in thousands)	$236,734	$387,070	$502,099	$336,672	$292,575	$194,505

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Utilities Fund (one of the ten funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 27, 2009

22

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Fund: Director (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

23

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Dimensional Fund Advisors

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Director (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

24

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and
ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August
2006); and Treasurer and Chief Financial Officer, various American Century
Investments funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to
present); and Controller, various American Century Investments funds (1997 to
September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Fund: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the Utilities Fund (the “fund”) and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the fund;

• the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the fund to the cost of owning a similar fund;

• data comparing the fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund investment management clients of the advisor; and

26

• collateral or “fall-out” benefits derived by the advisor from the manage-ment of the fund, and potential sharing of economies of scale in connection with the management of the fund.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of the fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

27

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for the fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund’s performance for both the one- and three-year periods was above the median for its peer group.

Shareholder and Other Services. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed

28

with the advisor its methodology for compensating the investment professionals that provide services to the fund. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The

29

Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of the fund was lowest of the total expense ratios of its peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between the fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term. Also, as part of this process, the advisor and the Directors concluded that it would be appropriate to discuss over the coming year the possibility of changes in the overall fee structure of the fund.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Utility Fund Index tracks the performance of the 10 largest funds in Lipper Inc.’s utilities fund category. Each fund in the category is at least 65% invested in utilities stocks.

The Nasdaq Composite Index is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Utilities Index, a sub-index of the Russell 1000 Index, is a capitalization-weighted index of companies in industries heavily affected by government regulation, including among others, basic public service providers (electricity, gas and water), telecommunication services, and oil and gas companies.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

32

The Russell 3000® Utilities Index, a sub-index of the Russell 3000 Index, is a capitalization weighted index of companies in industries heavily affected by government regulation, including among others, basic public service providers (electricity, gas and water), telecommunication services, and oil and gas companies.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

33

Notes

34

Notes

35

Notes

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-ANN-66119N

Annual Report
June 30, 2009

American Century Investments

Long-Short Market Neutral Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended June 30, 2009. We appreciate your trust in American Century Investments® during these challenging times.

The U.S. economy continued to struggle at the close of the reporting period, part of the lingering fallout from the subprime-initiated credit and financial crises and global recession that shook the capital markets during the past two years. The recession has affected everyone—from first-time individual investors to hundred-year-old financial institutions.

However, as we mark the second anniversary of the start of the subprime mortgage meltdown, the worst of the economic and financial market obstacles appear to be behind us. The rate of U.S. economic decline has slowed, as have the drop-offs in housing prices and jobs. Risk appetites returned to the markets in recent months, evidenced by the strong stock rebound since early March.

Risk was a predominant theme during the reporting period, as the investment pendulum swung from risk avoidance to risk acceptance. We believe, however, that caution and risk management are still advisable. We don’t think we’re out of the economic woods yet, not with mortgage and corporate default rates on the rise, housing prices continuing to decline in some regions, and job losses still mounting.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitment to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

The coming months will likely present additional challenges, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Stock Index Returns	2

Long-Short Market Neutral

Performance	3
Portfolio Commentary	5
Top Ten Long Holdings	7
Top Ten Short Holdings.	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	22
Statement of Operations	24
Statement of Changes in Net Assets	25
Notes to Financial Statements	26
Financial Highlights	33
Report of Independent Registered Public Accounting Firm	39

Other Information

Management	40
Approval of Management Agreement	43
Additional Information	48
Index Definitions	49

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By John Schniedwind, Chief Investment Officer, Quantitative Equity

A Historic Market Decline Sank Stocks

U.S. stocks fell sharply for the 12 months ended June 30, 2009, in an environment of extreme volatility and dramatic shifts in market sentiment. The major stock indices remained on a downward trajectory for much of the 12-month period as a deepening economic downturn, a worsening credit crunch, and a near collapse in the financial sector weighed on investor confidence.

The U.S. economy, already in recession since the end of 2007, contracted in the last two quarters of 2008 and the first quarter of 2009. The slumping economy was characterized by substantial job losses (leading to the highest unemployment rate since 1983), a drop-off in consumer spending, and further deterioration in the housing market.

At the same time, a lack of liquidity in the credit markets put enormous pressure on the balance sheets and profitability of financial companies worldwide. After a series of bankruptcies and takeovers swept through the financial sector in late 2008, the federal government moved swiftly to provide financial assistance and other support to prevent a full-scale breakdown in the financial system.

The economic and financial difficulties led to a steep market decline throughout the last half of 2008 and into early 2009. From the beginning of the reporting period through March 9, 2009, the broad stock indices plummeted by more than 45%.

Early Signs of Recovery

Market conditions changed dramatically in the last few months of the period. The stock market hit a multi-year low on March 9 and then staged a powerful rally as signs of economic stabilization generated optimism about a possible recovery. Investors also grew more confident about the federal government’s actions to stimulate economic activity and restore liquidity in the credit markets.

Despite the recent rebound, the broad equity indices declined by more than 25% for the 12-month period (see the table below). Much of the rally late in the period was driven by changing perceptions, but a truly sustainable long-term advance requires substantial improvements in economic and company fundamentals, which have yet to materialize.

U.S. Stock Index Returns
For the 12 months ended June 30, 2009
Russell 1000 Index (Large-Cap)	-26.69%	Russell 2000 Index (Small-Cap)	-25.01%
Russell 1000 Growth Index	-24.50%	Russell 2000 Growth Index	-24.85%
Russell 1000 Value Index	–29.03%	Russell 2000 Value Index	–25.24%
Russell Midcap Index	-30.36%
Russell Midcap Growth Index	-30.33%
Russell Midcap Value Index	-30.52%

2

Performance

Long-Short Market Neutral

Total Returns as of June 30, 2009
		Average Annual
		Returns
		Since	Inception
	1 year	Inception	Date
Investor Class	-8.33%	0.77%	9/30/05
Citigroup 3-Month Treasury Bill Index	0.78%	3.27%	—
Institutional Class	-8.13%	0.98%	9/30/05
A Class			9/30/05
No sales charge*	-8.54%	0.54%
With sales charge*	-13.77%	-1.04%
B Class			9/30/05
No sales charge*	-9.29%	-0.23%
With sales charge*	-13.29%	-1.05%
C Class	-9.21%	-0.23%	9/30/05
R Class	-8.85%	0.25%	9/30/05
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Long-Short Market Neutral

One-Year Returns Over Life of Class
Periods ended June 30
		2006*	2007	2008	2009
Investor Class		10.40%	2.38%	-0.67%	-8.33%
Citigroup 3-Month Treasury Bill Index		3.13%	5.07%	3.32%	0.78%
*From 9/30/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
2.97%	2.77%	3.22%	3.97%	3.97%	3.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary
Long-Short Market Neutral

Portfolio Managers: Kurt Borgwardt, Claudia Musat, and Zili Zhang

Performance Summary

Long-Short Market Neutral returned –8.33%* for the fiscal year ended June 30, 2009, compared with the 0.78% return of its benchmark, the Citigroup Three-Month Treasury Bill Index, and the –26.69%** return of the Russell 1000 Index, a large-cap stock index used as a performance measure for the portfolio’s long component.

Long-Short Market Neutral is designed to generate positive returns in all market environments, regardless of general stock market performance, so the fund uses a riskless asset—the three-month Treasury bill—as its benchmark. In a challenging environment for stocks characterized by a deteriorating economy and a crisis in the financial sector, the fund held up considerably better than the broad stock indexes, which fell by more than 25%. Nonetheless, the portfolio posted a negative overall return, trailing the modest advance of its benchmark. Lagging performance in the fund’s short positions more than offset favorable results in the long portion of the portfolio.

Long Positions Outperformed

The fund’s long positions declined sharply on an absolute basis for the 12-month period but performed slightly better than the broad stock indexes. The key factor behind this outperformance was favorable stock selection and an underweight position in the financials sector, which was one of the worst-performing sectors in the market.

Within the financials sector, avoiding or minimizing exposure to several of the biggest decliners contributed significantly to relative results. In particular, the portfolio avoided financial services company Citigroup and insurer American International Group, both of which declined by more than 80% for the 12-month period. Modest positions in diversified financial services provider Bank of America and brokerage firm Merrill Lynch also added value.

Other notable contributors on the long side of the portfolio included auto dealer AutoNation, which stood to gain market share as the bankruptcies and restructuring in the domestic auto industry led to the closure of many smaller independent dealers, and construction and engineering firm URS, which benefited from growth in infrastructure and nuclear power projects.

On the downside, the portfolio’s long positions in the information technology sector had the biggest negative impact on relative performance. Declining demand for semiconductors weighed on several holdings in this sector, including semiconductor testing firm Amkor Technology and semiconductor equipment manufacturer ASM International. Two of

* All fund returns referenced in this commentary are for Investor Class shares.

**The Russell 1000 Index returned —5.40% for the period from the fund’s inception on September 30, 2005 through June 30, 2009.

5

Long-Short Market Neutral

the fund’s energy holdings were the worst individual contributors on the long side—Stone Energy was hit hard by declining fuel prices and an ill-timed acquisition, while W&T Offshore tumbled as offshore drilling activity declined.

Short Positions Lagged

The fund’s short positions generated strong absolute returns during the 12-month period as the broad stock market tumbled sharply, but they underperformed the equivalent of shorting the broad stock market. The main culprits in the short portion of the portfolio were stock selection in the industrials sector and an underweight position in financials stocks.

Missed opportunities in both sectors had a significant negative impact. Limited short exposure to General Electric, which slumped by more than 50% for the period amid losses at its finance arm, detracted the most in the industrials sector. Although we benefited from avoiding Citigroup on the long side, we were hurt by taking only a minimal short position in the stock.

Short positions in car rental company Hertz Global Holdings and packaging products producer Temple-Inland were also noteworthy detractors. Hertz rebounded as consumer demand stabilized and the company raised capital, while Temple-Inland reported improving earnings and stronger order volumes.

On the positive side, short positions added the most value in the information technology sector. Video game maker Electronic Arts struggled with new product delays and the downturn in consumer spending, while semiconductor maker Texas Instruments fell as demand for chips weakened. Other favorable short positions included property manager Forest City Enterprises, which was weighed down by a declining property market and a substantial debt load, and oil and gas producer Ultra Petroleum, which suffered as natural gas prices plummeted during the period.

A Look Ahead

In the wake of the recent market rally, the question now is whether the economy is recuperating enough to support a broader advance. The key indicators will be stabilizing home prices, a rebound in consumer spending, and a peak in the unemployment rate. Historically, a stock market rally during a recession signals an end to the recession within four or five months, suggesting that we may see a recovery before the end of the year. However, unlike the rapid recoveries that grew out of some past recessions, we expect to see a slow, gradual expansion.

We are placing additional emphasis on our valuation factors, focusing on attractively valued companies on the long side and overvalued stocks in our short positions. In addition, we are emphasizing quality, seeking companies with strong balance sheets and healthy cash flow in our long positions.

6

Long-Short Market Neutral

Top Ten Long Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
NRG Energy, Inc.	1.0%	0.8%
Mirant Corp.	0.8%	0.7%
Occidental Petroleum Corp.	0.8%	0.8%
Sybase, Inc.	0.8%	0.6%
American Financial Group, Inc.	0.8%	0.8%
Anadarko Petroleum Corp.	0.8%	0.8%
Murphy Oil Corp.	0.8%	0.7%
Alpha Natural Resources, Inc.	0.8%	—
Aspen Insurance Holdings Ltd.	0.8%	0.7%
Talisman Energy, Inc.	0.8%	0.8%

Top Ten Short Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Covance, Inc.	(0.7)%	(0.7)%
NuVasive, Inc.	(0.7)%	(0.3)%
Stericycle, Inc.	(0.7)%	(0.5)%
Great Plains Energy, Inc.	(0.7)%	(0.5)%
Equinix, Inc.	(0.7)%	(0.4)%
ONEOK, Inc.	(0.7)%	(0.1)%
Fiserv, Inc.	(0.7)%	(0.6)%
Diodes, Inc.	(0.7)%	(0.1)%
Sigma-Aldrich Corp.	(0.7)%	(0.6)%
Loews Corp.	(0.7)%	(0.6)%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Common Stocks	95.4%	97.5%
Securities Sold Short	(94.3)%	(98.5)%
Temporary Cash Investments	4.4%	8.2%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual
Investor Class	$1,000	$934.60	$15.35	3.20%
Institutional Class	$1,000	$934.90	$14.39	3.00%
A Class	$1,000	$933.50	$16.54	3.45%
B Class	$1,000	$929.50	$20.09	4.20%
C Class	$1,000	$929.50	$20.09	4.20%
R Class	$1,000	$931.30	$17.72	3.70%
Hypothetical
Investor Class	$1,000	$1,008.83	$15.94	3.20%
Institutional Class	$1,000	$1,009.92	$14.95	3.00%
A Class	$1,000	$1,007.69	$17.17	3.45%
B Class	$1,000	$1,003.97	$20.87	4.20%
C Class	$1,000	$1,003.97	$20.87	4.20%
R Class	$1,000	$1,006.45	$18.41	3.70%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The class’s annualized expense ratio does not include any acquired fund fees and expenses.

9

Schedule of Investments

Long-Short Market Neutral

JUNE 30, 2009

	Shares	Value		Shares	Value
Common Stocks(1) — 95.4%			TD Ameritrade
			Holding Corp.(2)	6,541	$ 114,729
AEROSPACE & DEFENSE — 2.0%					2,794,830
General Dynamics Corp.	16,408	$ 908,839	CHEMICALS — 1.9%
Goodrich Corp.	24,976	1,248,050	CF Industries Holdings, Inc.	9,772	724,496
L-3 Communications			Lubrizol Corp.	10,088	477,263
Holdings, Inc.	1,418	98,381
Northrop Grumman Corp.	21,870	999,022	Minerals Technologies, Inc.	7,429	267,593
			OM Group, Inc.(2)	16,823	488,203
Raytheon Co.	5,533	245,831
		3,500,123	Scotts Miracle-Gro Co.
			(The), Class A	12,247	429,257
AIR FREIGHT & LOGISTICS — 0.1%			Valspar Corp.	38,870	875,742
UTi Worldwide, Inc.(2)	13,920	158,688
					3,262,554
AUTO COMPONENTS — 1.0%			COMMERCIAL BANKS — 1.2%
Gentex Corp.	35,394	410,570	Bank of Montreal	8,757	369,108
Magna International, Inc.,			M&T Bank Corp.	4,122	209,933
Class A	5,219	220,451
TRW Automotive			Old National Bancorp.	8,453	83,008
Holdings Corp.(2)	36,868	416,608	Royal Bank of Canada	14,334	585,544
WABCO Holdings, Inc.	40,687	720,160	SVB Financial Group(2)	1,936	52,698
		1,767,789	Toronto-Dominion Bank
BIOTECHNOLOGY — 2.0%			(The)	14,647	757,397
Alkermes, Inc.(2)	42,228	456,907			2,057,688
Amgen, Inc.(2)	8,823	467,089	COMMERCIAL SERVICES & SUPPLIES — 1.5%
			Brink’s Co. (The)	18,963	550,496
Biogen Idec, Inc.(2)	8,590	387,839
			Covanta Holding Corp.(2)	51,290	869,879
Celgene Corp.(2)	4,800	229,632
			Herman Miller, Inc.	12,351	189,464
Cubist
Pharmaceuticals, Inc.(2)	19,208	352,083	M&F Worldwide Corp.(2)	8,226	164,520
Isis Pharmaceuticals, Inc.(2)	28,729	474,028	Waste Management, Inc.	29,475	830,016
Martek Biosciences Corp.(2)	19,459	411,558			2,604,375
Myriad Genetics, Inc.(2)	4,187	149,267	COMMUNICATIONS EQUIPMENT — 2.5%
			3Com Corp.(2)	173,757	818,395
Myriad
Pharmaceuticals, Inc.(2)	1,047	4,867	Arris Group, Inc.(2)	97,772	1,188,909
PDL BioPharma, Inc.	58,133	459,251	InterDigital, Inc.(2)	4,364	106,656
		3,392,521	Juniper Networks, Inc.(2)	5,532	130,555
BUILDING PRODUCTS — 0.3%			Polycom, Inc.(2)	34,394	697,166
Lennox International, Inc.	14,590	468,485	Research In Motion Ltd.(2)	6,185	439,444
CAPITAL MARKETS — 1.6%			Tellabs, Inc.(2)	169,490	971,178
Allied Capital Corp.	28,923	100,652			4,352,303
Federated Investors, Inc.,			COMPUTERS & PERIPHERALS — 2.4%
Class B	21,744	523,813	Apple, Inc.(2)	4,896	697,337
GFI Group, Inc.	47,260	318,532
			EMC Corp.(2)	19,442	254,690
Investment Technology
Group, Inc.(2)	20,306	414,039	Lexmark International, Inc.,
			Class A(2)	33,697	534,097
Morgan Stanley	20,028	570,999
			QLogic Corp.(2)	21,284	269,881
optionsXpress Holdings, Inc.	33,771	524,464
Riskmetrics Group, Inc.(2)	12,888	227,602	Seagate Technology	52,276	546,807

10

Long-Short Market Neutral

	Shares	Value		Shares	Value
Teradata Corp.(2)	54,120	$ 1,268,033	ELECTRICAL EQUIPMENT — 2.1%
Western Digital Corp.(2)	22,620	599,430	Acuity Brands, Inc.	29,253	$ 820,548
		4,170,275	Belden, Inc.	16,927	282,681
CONSTRUCTION & ENGINEERING — 1.7%			Brady Corp., Class A	27,877	700,270
EMCOR Group, Inc.(2)	23,195	466,683	Emerson Electric Co.	9,883	320,209
Fluor Corp.	16,841	863,775	First Solar, Inc.(2)	2,537	411,298
Foster Wheeler AG(2)	7,279	172,876	GrafTech International Ltd.(2)	58,978	667,041
Granite Construction, Inc.	9,858	328,074	Hubbell, Inc., Class B	5,281	169,309
URS Corp.(2)	20,627	1,021,450	Thomas & Betts Corp.(2)	5,314	153,362
		2,852,858			3,524,718
CONSUMER FINANCE — 0.5%			ELECTRONIC EQUIPMENT,
Capital One Financial Corp.	9,301	203,506	INSTRUMENTS & COMPONENTS — 0.6%
Cash America			Benchmark
			Electronics, Inc.(2)	4,328	62,323
International, Inc.	24,453	571,956
		775,462	Celestica, Inc.(2)	104,254	711,012
CONTAINERS & PACKAGING — 1.5%			Ingram Micro, Inc., Class A(2)	9,181	160,668
Owens-Illinois, Inc.(2)	16,480	461,605	Trimble Navigation Ltd.(2)	4,707	92,398
Packaging Corp of America	35,724	578,729			1,026,401
Rock-Tenn Co., Class A	12,091	461,393	ENERGY EQUIPMENT & SERVICES — 3.2%
Sealed Air Corp.	16,553	305,403	Basic Energy
			Services, Inc.(2)	32,065	219,004
Silgan Holdings, Inc.	1,922	94,236
Sonoco Products Co.	31,751	760,435	BJ Services Co.	43,620	594,541
			Cameron
		2,661,801	International Corp.(2)	14,801	418,868
DIVERSIFIED CONSUMER SERVICES — 0.1%			Dresser-Rand Group, Inc.(2)	14,818	386,750
Weight Watchers
International, Inc.	6,996	180,287	ENSCO International, Inc.	3,524	122,882
DIVERSIFIED FINANCIAL SERVICES — 0.6%			Halliburton Co.	21,300	440,910
			Key Energy Services, Inc.(2)	8,598	49,524
Bank of America Corp.	21,154	279,233
CME Group, Inc.	846	263,199	National Oilwell Varco, Inc.(2)	31,252	1,020,690
McGraw-Hill Cos., Inc. (The)	16,604	499,946	Noble Corp.	6,142	185,796
		1,042,378	Patterson-UTI Energy, Inc.	76,684	986,156
DIVERSIFIED TELECOMMUNICATION			Unit Corp.(2)	3,523	97,129
SERVICES — 0.8%			Willbros Group, Inc.(2)	73,715	922,175
CenturyTel, Inc.	25,914	795,560			5,444,425
Embarq Corp.	4,741	199,406	FOOD & STAPLES RETAILING — 1.5%
NTELOS Holdings Corp.	4,336	79,869	BJ’s Wholesale Club, Inc.(2)	23,725	764,657
Qwest Communications			Kroger Co. (The)	17,612	388,345
International, Inc.	80,625	334,594	Safeway, Inc.	42,975	875,400
		1,409,429	SUPERVALU, INC.	32,493	420,784
ELECTRIC UTILITIES — 1.0%			Wal-Mart Stores, Inc.	1,811	87,725
DPL, Inc.	25,106	581,706			2,536,911
Entergy Corp.	1,628	126,203	FOOD PRODUCTS — 3.1%
Exelon Corp.	8,074	413,470	Archer-Daniels-Midland Co.	39,530	1,058,218
FirstEnergy Corp.	2,378	92,148	Bunge Ltd.	20,594	1,240,789
FPL Group, Inc.	3,048	173,309	Darling International, Inc.(2)	50,090	330,594
Pepco Holdings, Inc.	15,317	205,860	Dean Foods Co.(2)	4,672	89,656
Progress Energy, Inc.	2,733	103,389	Del Monte Foods Co.	119,624	1,122,073
		1,696,085

11

Long-Short Market Neutral

	Shares	Value		Shares	Value
Fresh Del Monte			Darden Restaurants, Inc.	6,398	$ 211,006
Produce, Inc.(2)	5,755	$ 93,576	Panera Bread Co., Class A(2)	1,753	87,405
H.J. Heinz Co.	3,902	139,301	Starwood Hotels & Resorts
Hershey Co. (The)	25,842	930,312	Worldwide, Inc.	26,763	594,138
TreeHouse Foods, Inc.(2)	12,262	352,778	Vail Resorts, Inc.(2)	10,199	273,537
		5,357,297	WMS Industries, Inc.(2)	14,968	471,642
GAS UTILITIES — 0.9%					2,037,330
National Fuel Gas Co.	5,199	187,580	HOUSEHOLD DURABLES — 1.2%
New Jersey Resources Corp.	23,351	864,921	American Greetings Corp.,
UGI Corp.	21,556	549,462	Class A	29,770	347,714
		1,601,963	Centex Corp.	34,690	293,477
HEALTH CARE EQUIPMENT & SUPPLIES — 3.6%			D.R. Horton, Inc.	9,730	91,073
American Medical Systems			Garmin Ltd.	36,249	863,451
Holdings, Inc.(2)	28,252	446,382	Harman International
Beckman Coulter, Inc.	11,151	637,168	Industries, Inc.	17,500	329,000
Becton, Dickinson & Co.	2,730	194,676	NVR, Inc.(2)	305	153,229
Boston Scientific Corp.(2)	111,327	1,128,855			2,077,944
C.R. Bard, Inc.	1,003	74,673	HOUSEHOLD PRODUCTS — 0.3%
Gen-Probe, Inc.(2)	10,732	461,261	Clorox Co.	8,790	490,746
Hill-Rom Holdings, Inc.	14,236	230,908	INDEPENDENT POWER PRODUCERS
Hospira, Inc.(2)	3,459	133,241	& ENERGY TRADERS — 2.3%
			AES Corp. (The)(2)	17,309	200,957
Intuitive Surgical, Inc.(2)	3,092	506,037
			Calpine Corp.(2)	35,096	391,320
Kinetic Concepts, Inc.(2)	26,360	718,310
			Mirant Corp.(2)	87,005	1,369,459
Sirona Dental
Systems, Inc.(2)	7,735	154,623	NRG Energy, Inc.(2)	63,105	1,638,207
St. Jude Medical, Inc.(2)	7,163	294,399	RRI Energy, Inc.(2)	83,730	419,487
STERIS Corp.	38,148	994,900			4,019,430
Stryker Corp.	4,236	168,339	INDUSTRIAL CONGLOMERATES — 0.8%
		6,143,772	3M Co.	4,716	283,432
HEALTH CARE PROVIDERS & SERVICES — 2.7%			Carlisle Cos., Inc.	45,185	1,086,247
AMERIGROUP Corp.(2)	16,428	441,092			1,369,679
Centene Corp.(2)	38,454	768,311	INSURANCE — 4.9%
Coventry Health Care, Inc.(2)	7,619	142,551	ACE Ltd.	7,587	335,573
Hologic, Inc.(2)	21,267	302,629	Allied World Assurance Co.
			Holdings Ltd.	31,257	1,276,223
Humana, Inc.(2)	2,810	90,651
			American Financial
LHC Group, Inc.(2)	11,193	248,597	Group, Inc.	62,088	1,339,859
Magellan Health			Arch Capital Group Ltd.(2)	1,393	81,602
Services, Inc.(2)	38,262	1,255,759
			Aspen Insurance
Omnicare, Inc.	18,773	483,592	Holdings Ltd.	58,001	1,295,742
Quest Diagnostics, Inc.	10,662	601,657	Axis Capital Holdings Ltd.	26,638	697,383
WellCare Health			Endurance Specialty
Plans, Inc.(2)	16,808	310,780	Holdings Ltd.	34,032	997,138
		4,645,619	MetLife, Inc.	31,206	936,492
HEALTH CARE TECHNOLOGY — 0.1%			Navigators Group, Inc.
IMS Health, Inc.	19,576	248,615	(The)(2)	1,849	82,151
HOTELS, RESTAURANTS & LEISURE — 1.2%			Platinum Underwriters
Choice Hotels			Holdings Ltd.	18,640	532,918
International, Inc.	15,017	399,602

12

Long-Short Market Neutral

	Shares	Value		Shares	Value
Principal Financial			Gardner Denver, Inc.(2)	36,499	$ 918,680
Group, Inc.	11,618	$ 218,883	Mueller Industries, Inc.	40,041	832,853
Travelers Cos., Inc. (The)	14,180	581,947	Navistar
WR Berkley Corp.	8,317	178,566	International Corp.(2)	24,938	1,087,296
		8,554,477	Parker-Hannifin Corp.	15,710	674,902
INTERNET & CATALOG RETAIL — 1.0%			Wabtec Corp.	30,498	981,121
HSN, Inc.(2)	13,580	143,541	Watts Water
Netflix, Inc.(2)	31,128	1,286,831	Technologies, Inc., Class A	24,751	533,137
Ticketmaster					8,514,515
Entertainment, Inc.(2)	32,385	207,912	MARINE — 0.3%
		1,638,284	Kirby Corp.(2)	17,635	560,617
INTERNET SOFTWARE & SERVICES — 0.4%			MEDIA — 2.6%
LogMeIn, Inc.(2)	7,487	119,792	CBS Corp., Class B	57,215	395,928
Open Text Corp.(2)	7,080	257,853	Cinemark Holdings, Inc.	15,752	178,313
United Online, Inc.	36,905	240,252	Comcast Corp., Class A	37,387	541,738
		617,897	DISH Network Corp.,
			Class A(2)	42,884	695,150
IT SERVICES — 2.0%
Acxiom Corp.	72,543	640,555	Gannett Co., Inc.	18,334	65,452
Affiliated Computer			Harte-Hanks, Inc.	23,814	220,280
Services, Inc., Class A(2)	2,863	127,174	Interpublic Group
			of Cos., Inc. (The)(2)	58,908	297,485
Broadridge Financial
Solutions, Inc.	45,181	749,101	Marvel Entertainment, Inc.(2)	2,682	95,452
Computer Sciences Corp.(2)	19,146	848,168	Scripps Networks
International Business			Interactive, Inc., Class A	4,399	122,424
Machines Corp.	7,559	789,311	Time Warner Cable, Inc.	9,689	306,851
SAIC, Inc.(2)	8,418	156,154	Time Warner, Inc.	40,461	1,019,212
Wright Express Corp.(2)	2,005	51,067	Virgin Media, Inc.	47,557	444,658
		3,361,530	Warner Music Group Corp.(2)	24,697	144,477
LEISURE EQUIPMENT & PRODUCTS — 0.4%					4,527,420
Hasbro, Inc.	10,095	244,703	METALS & MINING — 1.0%
Polaris Industries, Inc.	14,855	477,142	Allegheny Technologies, Inc.	5,800	202,594
		721,845	Cliffs Natural Resources, Inc.	8,651	211,690
LIFE SCIENCES TOOLS & SERVICES — 1.8%			Compass Minerals
Affymetrix, Inc.(2)	168,883	1,001,476	International, Inc.	5,865	322,047
			Reliance Steel &
Bruker Corp.(2)	71,918	665,961	Aluminum Co.	19,044	731,099
Dionex Corp.(2)	6,313	385,282	Schnitzer Steel
Life Technologies Corp.(2)	13,521	564,096	Industries, Inc., Class A	4,206	222,329
PerkinElmer, Inc.	13,061	227,261	Thompson Creek
			Metals Co., Inc.(2)	9,209	94,116
Varian, Inc.(2)	6,248	246,359
		3,090,435			1,783,875
MACHINERY — 5.0%			MULTILINE RETAIL — 0.9%
			Big Lots, Inc.(2)	10,309	216,798
AGCO Corp.(2)	17,117	497,591
			Dollar Tree, Inc.(2)	6,714	282,659
Chart Industries, Inc.(2)	20,145	366,236
CIRCOR International, Inc.	31,131	735,003	Family Dollar Stores, Inc.	19,356	547,775
Cummins, Inc.	19,521	687,334	Macy’s, Inc.	25,785	303,232
Dover Corp.	25,147	832,114	Sears Holdings Corp.(2)	1,759	117,009
Flowserve Corp.	5,275	368,248			1,467,473

13

Long-Short Market Neutral

	Shares	Value		Shares	Value
MULTI-UTILITIES — 1.0%			Mead Johnson Nutrition Co.,
DTE Energy Co.	3,613	$ 115,616	Class A(2)	16,751	$ 532,179
NorthWestern Corp.	27,335	622,145	Nu Skin Enterprises, Inc.,
NSTAR	18,738	601,677	Class A	13,190	201,807
Public Service Enterprise					954,443
Group, Inc.	8,259	269,491	PHARMACEUTICALS — 1.8%
Xcel Energy, Inc.	7,305	134,485	Abbott Laboratories	2,518	118,447
		1,743,414	Eli Lilly & Co.	13,269	459,638
OIL, GAS & CONSUMABLE FUELS — 9.5%			Endo Pharmaceuticals
			Holdings, Inc.(2)	7,928	142,070
Alpha Natural
Resources, Inc.(2)	50,209	1,318,990	Forest Laboratories, Inc.(2)	15,636	392,620
Anadarko Petroleum Corp.	29,320	1,330,835	Johnson & Johnson	3,167	179,886
Apache Corp.	17,105	1,234,126	King Pharmaceuticals, Inc.(2)	39,596	381,309
Atlas Energy Resources LLC	15,717	321,098	Schering-Plough Corp.	19,090	479,541
Bill Barrett Corp.(2)	10,358	284,431	Sepracor, Inc.(2)	28,334	490,745
Chevron Corp.	11,697	774,926	Watson
			Pharmaceuticals, Inc.(2)	14,670	494,232
Clayton Williams
Energy, Inc.(2)	11,098	209,419			3,138,488
ConocoPhillips	30,238	1,271,810	PROFESSIONAL SERVICES — 0.4%
Devon Energy Corp.	3,356	182,902	MPS Group, Inc.(2)	28,317	216,342
El Paso Corp.	55,970	516,603	Watson Wyatt
Encore Acquisition Co.(2)	12,763	393,739	Worldwide, Inc., Class A	10,591	397,480
Exxon Mobil Corp.	6,141	429,317			613,822
Hess Corp.	8,815	473,806	REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
Hugoton Royalty Trust	7,463	107,766	Hospitality Properties Trust	39,782	473,008
McMoRan Exploration Co.(2)	90,250	537,890	Host Hotels & Resorts, Inc.	85,433	716,783
Murphy Oil Corp.	24,305	1,320,248	Mack-Cali Realty Corp.	27,355	623,694
Noble Energy, Inc.	3,986	235,054	Simon Property Group, Inc.	154	7,920
Nordic American			Taubman Centers, Inc.	3,833	102,954
Tanker Shipping	9,665	307,540			1,924,359
Occidental Petroleum Corp.	20,641	1,358,385	ROAD & RAIL — 0.7%
Peabody Energy Corp.	6,819	205,661	Arkansas Best Corp.	2,901	76,441
Talisman Energy, Inc.	90,252	1,289,701	Norfolk Southern Corp.	2,091	78,768
Tesoro Corp.	17,221	219,223	Union Pacific Corp.	3,073	159,980
Valero Energy Corp.	13,113	221,479	Werner Enterprises, Inc.	52,508	951,446
W&T Offshore, Inc.	6,468	62,998			1,266,635
Williams Cos., Inc. (The)	33,830	528,086	SEMICONDUCTORS &
World Fuel Services Corp.	31,087	1,281,717	SEMICONDUCTOR EQUIPMENT — 2.6%
			Amkor Technology, Inc.(2)	81,054	383,385
		16,417,750
PAPER & FOREST PRODUCTS — 0.4%			Broadcom Corp., Class A(2)	44,295	1,098,074
Clearwater Paper Corp.(2)	9,924	250,978	Integrated Device
			Technology, Inc.(2)	61,490	371,400
International Paper Co.	18,124	274,216	Intel Corp.	10,255	169,720
MeadWestvaco Corp.	7,646	125,471
			Lam Research Corp.(2)	17,077	444,002
		650,665
			LSI Corp.(2)	232,977	1,062,375
PERSONAL PRODUCTS — 0.6%
Estee Lauder Cos., Inc.			Marvell Technology
			Group Ltd.(2)	19,474	226,677
(The), Class A	6,748	220,457

14

Long-Short Market Neutral

	Shares	Value		Shares	Value
National			Vector Group Ltd.	6,928	$ 99,001
Semiconductor Corp.	38,187	$ 479,247			215,904
Texas Instruments, Inc.	13,733	292,513	TRADING COMPANIES & DISTRIBUTORS — 0.1%
		4,527,393	WESCO International, Inc.(2)	3,448	86,338
SOFTWARE — 4.1%			WIRELESS TELECOMMUNICATION SERVICES — 1.9%
Adobe Systems, Inc.(2)	40,156	1,136,415	Sprint Nextel Corp.(2)	150,035	721,668
Advent Software, Inc.(2)	3,859	126,537	Syniverse Holdings, Inc.(2)	76,898	1,232,675
Autodesk, Inc.(2)	39,993	759,067	United States
CA, Inc.	22,099	385,186	Cellular Corp.(2)	33,166	1,275,233
Cerner Corp.(2)	3,800	236,702			3,229,576
Novell, Inc.(2)	237,607	1,076,360	TOTAL COMMON STOCKS
Parametric			(Cost $146,001,978)		163,959,085
Technology Corp.(2)	25,629	299,603	Temporary Cash Investments — 4.4%
Quest Software, Inc.(2)	50,561	704,820	JPMorgan U.S. Treasury
SolarWinds, Inc.(2)	7,748	127,765	Plus Money Market Fund
Sybase, Inc.(2)	42,942	1,345,801	Agency Shares	155,873	155,873
Synopsys, Inc.(2)	43,624	851,104	Repurchase Agreement, Credit Suisse
			First Boston, Inc., (collateralized by various
		7,049,360	U.S. Treasury obligations, 4.25%, 5/15/39,
SPECIALTY RETAIL — 2.9%			value at $7,576,445), in a joint trading
AutoNation, Inc.(2)	32,138	557,594	account at 0.001%, dated 6/30/09,
			due 7/1/09 (Delivery value $7,400,000)		7,400,000
AutoZone, Inc.(2)	1,086	164,105
			TOTAL TEMPORARY
Barnes & Noble, Inc.	23,522	485,259	CASH INVESTMENTS
Children’s Place Retail			(Cost $7,555,873)		7,555,873
Stores, Inc. (The)(2)	3,616	95,571	TOTAL INVESTMENT
Foot Locker, Inc.	17,202	180,105	SECURITIES — 99.8%
Gap, Inc. (The)	49,821	817,063	(Cost $153,557,851)		171,514,958
RadioShack Corp.	38,307	534,766	TOTAL SECURITIES
Rent-A-Center, Inc.(2)	42,531	758,328	SOLD SHORT — (94.3)%		(162,096,023)
			OTHER ASSETS
Ross Stores, Inc.	5,551	214,269	AND LIABILITIES — 94.5%		162,419,106
Sherwin-Williams Co. (The)	6,113	328,574	TOTAL NET ASSETS — 100.0%	$ 171,838,041
Tractor Supply Co.(2)	18,943	782,725
		4,918,359	Securities Sold Short — (94.3)%
TEXTILES, APPAREL & LUXURY GOODS — 1.4%			AEROSPACE & DEFENSE — (1.6)%
Carter’s, Inc.(2)	3,763	92,607	Axsys Technologies, Inc.	(4,312)	(231,296)
Columbia Sportswear Co.	35,505	1,097,815	Boeing Co. (The)	(22,347)	(949,747)
Polo Ralph Lauren Corp.	11,693	626,043	CAE, Inc.	(29,739)	(175,460)
Timberland Co. (The),			Curtiss-Wright Corp.	(4,633)	(137,739)
Class A(2)	33,051	438,587	Rockwell Collins, Inc.	(6,315)	(263,525)
Warnaco Group, Inc. (The)(2)	2,785	90,234	Spirit Aerosystems
Wolverine World Wide, Inc.	4,727	104,278	Holdings, Inc., Class A	(60,727)	(834,389)
		2,449,564	Teledyne Technologies, Inc.	(5,974)	(195,649)
THRIFTS & MORTGAGE FINANCE — 0.2%					(2,787,805)
MGIC Investment Corp.	38,499	169,395	AIR FREIGHT & LOGISTICS — (0.5)%
			C.H. Robinson
Northwest Bancorp, Inc.	4,903	92,471	Worldwide, Inc.	(12,628)	(658,550)
		261,866	Expeditors International
TOBACCO — 0.1%			of Washington, Inc.	(4,141)	(138,061)
Reynolds American, Inc.	3,027	116,903			(796,611)

15

Long-Short Market Neutral

	Shares	Value		Shares	Value
AIRLINES — (0.2)%			Methanex Corp.	(31,940)	$ (390,946)
Continental Airlines, Inc.,			NL Industries, Inc.	(7,255)	(53,542)
Class B	(15,552)	$ (137,791)	Olin Corp.	(52,778)	(627,530)
JetBlue Airways Corp.	(32,380)	(138,262)	Potash Corp. of
		(276,053)	Saskatchewan, Inc.	(10,125)	(942,131)
AUTO COMPONENTS — (0.7)%			Praxair, Inc.	(7,128)	(506,587)
Goodyear Tire &			Sigma-Aldrich Corp.	(23,272)	(1,153,361)
Rubber Co. (The)	(86,656)	(975,747)	Valhi, Inc.	(41,128)	(305,581)
Johnson Controls, Inc.	(10,103)	(219,437)	Westlake Chemical Corp.	(19,274)	(392,997)
		(1,195,184)			(6,529,070)
AUTOMOBILES — (0.5)%			COMMERCIAL BANKS — (0.3)%
Harley-Davidson, Inc.	(53,995)	(875,259)	BB&T Corp.	(7,585)	(166,719)
BEVERAGES — (0.6)%			Glacier Bancorp., Inc.	(9,544)	(140,965)
Coca-Cola Co. (The)	(8,390)	(402,636)	Susquehanna
PepsiCo, Inc.	(12,737)	(700,026)	Bancshares, Inc.	(31,914)	(156,059)
		(1,102,662)			(463,743)
BIOTECHNOLOGY — (2.7)%			COMMERCIAL SERVICES & SUPPLIES — (3.8)%
Abraxis Bioscience, Inc.	(7,013)	(258,499)	Clean Harbors, Inc.	(3,735)	(201,653)
Acorda Therapeutics, Inc.	(17,549)	(494,706)	Corrections Corp. of America	(51,888)	(881,577)
Alexion			HNI Corp.	(12,299)	(222,120)
Pharmaceuticals, Inc.	(11,875)	(488,300)	Iron Mountain, Inc.	(39,405)	(1,132,894)
Amylin Pharmaceuticals, Inc.	(39,536)	(533,737)	Mine Safety Appliances Co.	(18,008)	(433,993)
BioMarin			Ritchie Bros.
Pharmaceutical, Inc.	(31,956)	(498,833)	Auctioneers, Inc.	(29,649)	(695,269)
Cougar Biotechnology, Inc.	(5,552)	(238,514)	Stericycle, Inc.	(23,458)	(1,208,790)
Genzyme Corp.	(7,295)	(406,113)	Tetra Tech, Inc.	(30,183)	(864,743)
Onyx Pharmaceuticals, Inc.	(14,031)	(396,516)	United Stationers, Inc.	(24,714)	(862,024)
Theravance, Inc.	(28,160)	(412,262)	Waste Connections, Inc.	(5,886)	(152,506)
United Therapeutics Corp	(5,421)	(451,732)			(6,655,569)
Vertex Pharmaceuticals, Inc.	(14,728)	(524,906)	COMMUNICATIONS EQUIPMENT — (1.0)%
		(4,704,118)	Cisco Systems, Inc.	(35,779)	(666,920)
CAPITAL MARKETS — (1.2)%			Comverse Technology, Inc.	(24,168)	(206,636)
Charles Schwab Corp. (The)	(10,733)	(188,257)	EchoStar Corp., Class A	(27,154)	(432,835)
Goldman Sachs Group, Inc.			Palm, Inc.	(19,838)	(328,716)
(The)	(3,269)	(481,981)			(1,635,107)
Greenhill & Co., Inc.	(6,685)	(482,724)	COMPUTERS & PERIPHERALS — (1.1)%
Legg Mason, Inc.	(16,536)	(403,148)	Dell, Inc.	(50,715)	(696,317)
State Street Corp.	(9,776)	(461,427)	Diebold, Inc.	(8,165)	(215,229)
Teton Advisors, Inc.	(144)	(57)	NetApp, Inc.	(16,501)	(325,400)
		(2,017,594)	SanDisk Corp.	(35,133)	(516,104)
CHEMICALS — (3.8)%			STEC, Inc.	(2,581)	(59,853)
Agrium, Inc.	(2,457)	(98,010)			(1,812,903)
Air Products &
Chemicals, Inc.	(15,933)	(1,029,112)	CONSTRUCTION & ENGINEERING — (0.8)%
Albemarle Corp.	(5,321)	(136,058)	AECOM Technology Corp	(3,621)	(115,872)
Celanese Corp., Class A	(13,693)	(325,209)	Chicago Bridge & Iron Co.
			New York Shares	(8,509)	(105,512)
Ecolab, Inc.	(14,568)	(568,006)	Jacobs Engineering
			Group, Inc.	(3,420)	(143,948)

16

Long-Short Market Neutral

	Shares	Value		Shares	Value
KBR, Inc.	(8,117)	$ (149,677)	ELECTRICAL EQUIPMENT — (0.8)%
Quanta Services, Inc.	(39,052)	(903,273)	American
		(1,418,282)	Superconductor Corp.	(8,167)	$ (214,384)
CONSTRUCTION MATERIALS — (0.2)%			Baldor Electric Co.	(9,531)	(226,742)
Eagle Materials, Inc.	(14,766)	(372,694)	General Cable Corp.	(18,128)	(681,251)
CONSUMER FINANCE — (0.6)%			Regal-Beloit Corp.	(5,259)	(208,887)
SLM Corp.	(85,128)	(874,264)			(1,331,264)
Student Loan Corp. (The)	(3,989)	(148,391)	ELECTRONIC EQUIPMENT,
		(1,022,655)	INSTRUMENTS & COMPONENTS — (2.0)%
CONTAINERS & PACKAGING — (0.2)%			Amphenol Corp., Class A	(12,908)	(408,409)
AptarGroup, Inc.	(3,481)	(117,553)	AVX Corp.	(54,756)	(543,727)
Temple-Inland, Inc.	(11,933)	(156,561)	Corning, Inc.	(45,311)	(727,695)
		(274,114)	Echelon Corp.	(17,684)	(149,960)
DISTRIBUTORS — (0.1)%			FLIR Systems, Inc.	(6,402)	(144,429)
Genuine Parts Co.	(5,326)	(178,741)	Itron, Inc.	(2,817)	(155,132)
DIVERSIFIED CONSUMER SERVICES — (2.9)%			National Instruments Corp.	(34,562)	(779,719)
American Public			Tyco Electronics Ltd.	(25,188)	(468,245)
Education, Inc.	(12,543)	(496,828)			(3,377,316)
Coinstar, Inc.	(14,960)	(399,432)	ENERGY EQUIPMENT & SERVICES — (3.1)%
Corinthian Colleges, Inc.	(29,690)	(502,652)	Atwood Oceanics, Inc.	(43,947)	(1,094,720)
Matthews International			Dril-Quip, Inc.	(6,435)	(245,174)
Corp., Class A	(17,206)	(535,451)	Global Industries Ltd.	(85,966)	(486,568)
Service Corp. International	(204,164)	(1,118,819)	Helmerich & Payne, Inc.	(7,705)	(237,853)
Sotheby’s	(67,264)	(949,095)	Nabors Industries Ltd.	(16,112)	(251,025)
Strayer Education, Inc.	(4,838)	(1,055,216)	Oceaneering
		(5,057,493)	International, Inc.	(1,776)	(80,275)
DIVERSIFIED FINANCIAL SERVICES — (0.5)%			Pride International, Inc.	(11,939)	(299,191)
CIT Group, Inc.	(37,845)	(81,367)	Rowan Cos., Inc.	(35,188)	(679,832)
Leucadia National Corp.	(34,772)	(733,341)	SEACOR Holdings, Inc.	(6,051)	(455,277)
		(814,708)	Transocean Ltd.	(5,522)	(410,229)
DIVERSIFIED TELECOMMUNICATION			Weatherford
SERVICES — (0.9)%			International Ltd.	(54,871)	(1,073,277)
AT&T, Inc.	(17,619)	(437,656)			(5,313,421)
Cbeyond, Inc.	(32,413)	(465,127)	FOOD & STAPLES RETAILING — (1.3)%
Shenandoah			Costco Wholesale Corp.	(21,301)	(973,456)
Telecommunications Co.	(4,685)	(95,059)	Ruddick Corp.	(18,077)	(423,544)
tw telecom, inc.	(33,645)	(345,534)	Walgreen Co.	(24,393)	(717,154)
Verizon			Winn-Dixie Stores, Inc.	(7,115)	(89,222)
Communications, Inc.	(6,695)	(205,737)			(2,203,376)
		(1,549,113)	FOOD PRODUCTS — (1.9)%
ELECTRIC UTILITIES — (2.1)%			Flowers Foods, Inc.	(22,365)	(488,452)
Allete, Inc.	(15,490)	(445,338)	Hain Celestial Group, Inc.
Cleco Corp.	(10,026)	(224,783)	(The)	(4,701)	(73,383)
Great Plains Energy, Inc.	(76,163)	(1,184,334)	Kraft Foods, Inc., Class A	(16,522)	(418,667)
PPL Corp.	(24,997)	(823,901)	Sanderson Farms, Inc.	(22,815)	(1,026,674)
Westar Energy, Inc.	(48,921)	(918,247)	Sara Lee Corp.	(46,713)	(455,919)
		(3,596,603)

17

Long-Short Market Neutral

	Shares	Value		Shares	Value
Smithfield Foods, Inc.	(38,912)	$ (543,601)	Jack in the Box, Inc.	(41,985)	$ (942,563)
Tyson Foods, Inc., Class A	(14,797)	(186,590)	Royal Caribbean Cruises Ltd.	(25,740)	(348,520)
		(3,193,286)	Scientific Games Corp.,
GAS UTILITIES — (1.4)%			Class A	(28,942)	(456,415)
Nicor, Inc.	(2,046)	(70,833)	Tim Hortons, Inc.	(6,999)	(171,755)
Northwest Natural Gas Co.	(19,242)	(852,805)			(4,029,237)
ONEOK, Inc.	(39,509)	(1,165,120)	HOUSEHOLD DURABLES — (0.7)%
Piedmont Natural			Black & Decker Corp.	(5,285)	(151,468)
Gas Co., Inc.	(3,305)	(79,684)	Fortune Brands, Inc.	(12,597)	(437,620)
Questar Corp.	(7,281)	(226,148)	KB Home	(13,666)	(186,951)
		(2,394,590)	Lennar Corp., Class A	(18,948)	(183,606)
HEALTH CARE EQUIPMENT & SUPPLIES — (2.5)%			Mohawk Industries, Inc.	(2,063)	(73,608)
Cooper Cos., Inc. (The)	(8,705)	(215,275)	Tupperware Brands Corp.	(4,770)	(124,115)
Inverness Medical			Whirlpool Corp.	(2,705)	(115,125)
Innovations, Inc.	(5,050)	(179,679)			(1,272,493)
Meridian Bioscience, Inc.	(16,977)	(383,341)	INDEPENDENT POWER PRODUCERS
NuVasive, Inc.	(27,788)	(1,239,345)	& ENERGY TRADERS — (0.7)%
Resmed, Inc.	(8,438)	(343,680)	Ormat Technologies, Inc.	(28,329)	(1,141,942)
West Pharmaceutical			INDUSTRIAL CONGLOMERATES — (2.5)%
Services, Inc.	(32,671)	(1,138,584)	General Electric Co.	(53,237)	(623,938)
Wright Medical Group, Inc.	(31,301)	(508,954)	McDermott
Zimmer Holdings, Inc.	(6,597)	(281,032)	International, Inc.	(52,839)	(1,073,160)
		(4,289,890)	Otter Tail Corp.	(45,045)	(983,783)
HEALTH CARE PROVIDERS & SERVICES — (2.3)%			Seaboard Corp.	(711)	(797,742)
Cardinal Health, Inc.	(17,952)	(548,434)	Textron, Inc.	(36,686)	(354,387)
DaVita, Inc.	(3,214)	(158,964)	Tyco International Ltd.	(19,079)	(495,672)
Emeritus Corp.	(26,164)	(345,626)			(4,328,682)
Health Net, Inc.	(51,343)	(798,383)	INSURANCE — (5.2)%
Landauer, Inc.	(1,314)	(80,601)	Argo Group International
Mednax, Inc.	(2,883)	(121,461)	Holdings Ltd.	(4,681)	(132,098)
Psychiatric Solutions, Inc.	(26,530)	(603,292)	Everest Re Group Ltd.	(4,439)	(317,699)
Tenet Healthcare Corp.	(80,496)	(226,999)	Fidelity National
Universal Health			Financial, Inc., Class A	(54,075)	(731,635)
Services, Inc., Class B	(6,123)	(299,109)	First American Corp.	(20,497)	(531,077)
VCA Antech, Inc.	(26,285)	(701,810)	Hanover Insurance
		(3,884,679)	Group, Inc. (The)	(15,398)	(586,818)
HEALTH CARE TECHNOLOGY — (1.2)%			Loews Corp.	(41,706)	(1,142,743)
			Marsh &
Allscripts-Misys Healthcare			McLennan Cos., Inc.	(45,499)	(915,895)
Solutions, Inc.	(60,586)	(960,894)
athenahealth, Inc.	(10,292)	(380,907)	Max Capital Group Ltd.	(6,917)	(127,688)
Quality Systems, Inc.	(12,859)	(732,449)	Mercury General Corp.	(32,595)	(1,089,650)
		(2,074,250)	Montpelier Re Holdings Ltd.	(69,030)	(917,409)
HOTELS, RESTAURANTS & LEISURE — (2.3)%			Progressive Corp. (The)	(8,051)	(121,651)
			Reinsurance Group of
Burger King Holdings, Inc.	(45,926)	(793,142)	America, Inc.	(3,135)	(109,443)
Carnival Corp.	(32,818)	(845,720)	Unitrin, Inc.	(17,972)	(216,023)
International Speedway			Wesco Financial Corp.	(1,814)	(527,874)
Corp., Class A	(18,396)	(471,122)

18

Long-Short Market Neutral

	Shares	Value		Shares	Value
Willis Group Holdings Ltd.	(33,920)	$ (872,762)	Terex Corp.	(5,616)	$ (67,785)
Zenith National			Trinity Industries, Inc.	(43,374)	(590,754)
Insurance Corp.	(34,455)	(749,052)			(5,290,446)
		(9,089,517)	MEDIA — (1.6)%
INTERNET SOFTWARE & SERVICES — (1.6)%			Liberty Media Corp. —
Akamai Technologies, Inc.	(43,735)	(838,837)	Capital, Series A	(36,391)	(493,462)
AsiaInfo Holdings, Inc.	(12,071)	(207,742)	News Corp., Class A	(70,168)	(639,230)
Equinix, Inc.	(16,079)	(1,169,587)	Regal Entertainment Group,
IAC/InterActiveCorp	(9,264)	(148,687)	Class A	(14,207)	(188,811)
WebMD Health Corp.,			Scholastic Corp.	(35,801)	(708,503)
Class A	(5,801)	(173,566)	Shaw Communications, Inc.,
Yahoo!, Inc.	(17,526)	(274,457)	Class B	(10,356)	(174,602)
		(2,812,876)	Walt Disney Co. (The)	(20,171)	(470,589)
IT SERVICES — (2.9)%			Washington Post Co. (The),
Amdocs Ltd.	(30,205)	(647,897)	Class B	(423)	(148,972)
CACI International, Inc.,					(2,824,169)
Class A	(3,144)	(134,280)	METALS & MINING — (1.8)%
Cognizant Technology			Alcoa, Inc.	(74,853)	(773,231)
Solutions Corp., Class A	(42,571)	(1,136,646)	AMCOL International Corp.	(37,420)	(807,524)
DST Systems, Inc.	(14,680)	(542,426)	Commercial Metals Co.	(64,455)	(1,033,213)
Fiserv, Inc.	(25,393)	(1,160,460)	Kaiser Aluminum Corp.	(6,523)	(234,241)
SRA International, Inc.,			RTI International Metals, Inc.	(6,853)	(121,093)
Class A	(63,683)	(1,118,273)	Steel Dynamics, Inc.	(6,072)	(89,441)
Visa, Inc., Class A	(2,829)	(176,134)			(3,058,743)
		(4,916,116)	MULTILINE RETAIL — (0.7)%
LEISURE EQUIPMENT & PRODUCTS — (0.3)%			J.C. Penney Co., Inc.	(2,920)	(83,833)
Callaway Golf Co.	(25,229)	(127,911)	Kohl’s Corp.	(1,922)	(82,166)
Mattel, Inc.	(22,454)	(360,387)	Target Corp.	(28,115)	(1,109,699)
		(488,298)			(1,275,698)
LIFE SCIENCES TOOLS & SERVICES — (1.6)%			MULTI-UTILITIES — (1.4)%
Covance, Inc.	(26,072)	(1,282,743)	Alliant Energy Corp.	(12,852)	(335,823)
Illumina, Inc.	(22,998)	(895,542)	Ameren Corp.	(4,954)	(123,305)
Luminex Corp.	(27,960)	(518,378)	Black Hills Corp.	(11,192)	(257,304)
Pharmaceutical Product			Dominion Resources, Inc.	(11,138)	(372,232)
Development, Inc.	(3,117)	(72,377)	Integrys Energy Group, Inc.	(24,033)	(720,750)
		(2,769,040)	OGE Energy Corp.	(7,763)	(219,848)
MACHINERY — (3.1)%			TECO Energy, Inc.	(32,145)	(383,490)
Caterpillar, Inc.	(13,544)	(447,494)			(2,412,752)
CLARCOR, Inc.	(24,322)	(709,959)	OFFICE ELECTRONICS — (0.1)%
Danaher Corp.	(5,071)	(313,084)	Xerox Corp.	(19,643)	(127,287)
ESCO Technologies, Inc.	(4,911)	(220,013)	OIL, GAS & CONSUMABLE FUELS — (8.6)%
Federal Signal Corp.	(25,425)	(194,501)	Boardwalk Pipeline
Ingersoll-Rand Co. Ltd.,			Partners LP	(36,730)	(829,363)
Class A	(2,692)	(56,263)	Cabot Oil & Gas Corp.	(18,034)	(552,562)
Kaydon Corp.	(22,375)	(728,530)	Chesapeake Energy Corp.	(51,130)	(1,013,908)
Kennametal, Inc.	(9,457)	(181,385)	CNX Gas Corp.	(37,909)	(995,869)
Nordson Corp.	(11,680)	(451,549)	CONSOL Energy, Inc.	(27,907)	(947,722)
PACCAR, Inc.	(33,401)	(1,085,866)	Continental Resources, Inc.	(12,321)	(341,908)
Pall Corp.	(9,159)	(243,263)

19

Long-Short Market Neutral

	Shares	Value		Shares	Value
Enbridge Energy			Potlatch Corp.	(39,256)	$ (953,527)
Partners LP	(29,203)	$ (1,126,651)	Rayonier, Inc.	(22,456)	(816,276)
Enbridge, Inc.	(14,946)	(519,075)	UDR, Inc.	(77,493)	(800,503)
EOG Resources, Inc.	(1,867)	(126,807)			(3,646,673)
EQT Corp.	(31,972)	(1,116,142)	REAL ESTATE MANAGEMENT
Forest Oil Corp.	(47,859)	(714,056)	& DEVELOPMENT — (1.1)%
Frontline Ltd.	(11,150)	(271,614)	Brookfield Asset
Goodrich Petroleum Corp.	(14,307)	(351,809)	Management, Inc., Class A	(65,502)	(1,118,119)
Holly Corp.	(4,272)	(76,811)	Brookfield Properties Corp.	(22,422)	(178,703)
Linn Energy LLC	(6,157)	(120,492)	St. Joe Co. (The)	(19,953)	(528,555)
Newfield Exploration Co.	(20,502)	(669,800)			(1,825,377)
Petrohawk Energy Corp.	(46,390)	(1,034,497)	ROAD & RAIL — (0.6)%
Pioneer Natural			AMERCO, Inc.	(2,788)	(103,574)
Resources Co.	(10,125)	(258,188)	Kansas City Southern	(38,268)	(616,498)
Plains All American			Landstar System, Inc.	(10,695)	(384,057)
Pipeline LP	(7,152)	(304,318)			(1,104,129)
Plains Exploration &			SEMICONDUCTORS &
Production Co.	(26,454)	(723,781)	SEMICONDUCTOR EQUIPMENT — (2.1)%
Quicksilver Resources, Inc.	(11,317)	(105,135)	Applied Materials, Inc.	(33,206)	(364,270)
Range Resources Corp.	(16,939)	(701,444)	Diodes, Inc.	(73,929)	(1,156,250)
Suncor Energy, Inc.	(27,812)	(843,816)	International Rectifier Corp.	(14,569)	(215,767)
Ultra Petroleum Corp.	(7,718)	(301,002)	MEMC Electronic
USEC, Inc.	(47,100)	(250,572)	Materials, Inc.	(24,883)	(443,166)
XTO Energy, Inc.	(16,258)	(620,080)	Micron Technology, Inc.	(128,073)	(648,049)
		(14,917,422)	Microsemi Corp.	(44,661)	(616,322)
PAPER & FOREST PRODUCTS — (0.6)%			PMC – Sierra, Inc.	(17,119)	(136,267)
Weyerhaeuser Co.	(32,391)	(985,658)			(3,580,091)
PERSONAL PRODUCTS — (0.5)%			SOFTWARE — (1.4)%
Avon Products, Inc.	(19,332)	(498,379)	Activision Blizzard, Inc.	(54,840)	(692,629)
NBTY, Inc.	(10,742)	(302,065)	Compuware Corp.	(48,367)	(331,798)
		(800,444)	Concur Technologies, Inc.	(7,310)	(227,195)
PHARMACEUTICALS — (1.0)%			Electronic Arts, Inc.	(18,306)	(397,606)
Allergan, Inc.	(9,775)	(465,095)	NetSuite, Inc.	(37,084)	(437,962)
Auxilium			salesforce.com, inc.	(2,492)	(95,120)
Pharmaceuticals, Inc.	(16,741)	(525,332)	THQ, Inc.	(38,982)	(279,111)
Perrigo Co.	(17,128)	(475,816)			(2,461,421)
Wyeth	(6,061)	(275,109)	SPECIALTY RETAIL — (2.8)%
		(1,741,352)	American Eagle
PROFESSIONAL SERVICES — (0.2)%			Outfitters, Inc.	(55,465)	(785,940)
IHS, Inc., Class A	(6,443)	(321,312)	Bed Bath & Beyond, Inc.	(12,499)	(384,344)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (2.1)%			Best Buy Co., Inc.	(17,009)	(569,631)
BioMed Realty Trust, Inc.	(11,440)	(117,031)	Chico’s FAS, Inc.	(72,793)	(708,276)
Boston Properties, Inc.	(3,483)	(166,139)	Dick’s Sporting Goods, Inc.	(11,218)	(192,950)
Digital Realty Trust, Inc.	(12,563)	(450,384)	Lowe’s Cos., Inc.	(33,729)	(654,680)
HCP, Inc.	(2,753)	(58,336)	O’Reilly Automotive, Inc.	(6,761)	(257,459)
Healthcare Realty Trust, Inc.	(6,423)	(108,099)	Penske Automotive
Kimco Realty Corp.	(17,550)	(176,378)	Group, Inc.	(12,482)	(207,700)

20

Long-Short Market Neutral

	Shares	Value		Shares	Value
Sally Beauty Holdings, Inc.	(30,215)	$ (192,167)	WIRELESS TELECOMMUNICATION
Tiffany & Co.	(21,359)	(541,664)	SERVICES — (1.6)%
Urban Outfitters, Inc.	(16,738)	(349,322)	Centennial
		(4,844,133)	Communications Corp.	(28,507)	$ (238,319)
			Crown Castle
TEXTILES, APPAREL & LUXURY GOODS — (0.8)%			International Corp.	(29,668)	(712,625)
Deckers Outdoor Corp.	(1,198)	(84,183)	Leap Wireless
Gildan Activewear, Inc.	(19,941)	(295,127)	International, Inc.	(26,586)	(875,476)
Hanesbrands, Inc.	(64,431)	(967,110)	MetroPCS
		(1,346,420)	Communications, Inc.	(46,128)	(613,964)
TOBACCO — (0.7)%			SBA Communications Corp.,
Philip Morris			Class A	(10,785)	(264,664)
International, Inc.	(16,128)	(703,503)			(2,705,048)
Universal Corp.	(17,171)	(568,532)	TOTAL SECURITIES
		(1,272,035)	SOLD SHORT — (94.3)%
			(Proceeds $172,680,000)	$(162,096,023)
TRADING COMPANIES & DISTRIBUTORS — (0.5)%
Fastenal Co.	(3,050)	(101,169)
GATX Corp.	(30,911)	(795,030)	Notes to Schedule of Investments
		(896,199)	(1)	Securities are pledged with brokers as collateral for securities sold
WATER UTILITIES — (0.4)%			short. At the period end, the aggregate value of securities pledged
Aqua America, Inc.	(34,238)	(612,860)	was $163,959,085.
			(2) Non-income producing.

			Industry classifications are unaudited.

			See Notes to Financial Statements.

21

Statement of Assets and Liabilities

JUNE 30, 2009
Assets
Investment securities, at value (cost of $153,557,851)	$171,514,958
Cash on deposit with broker for securities sold short	163,130,883
Cash	42,791
Receivable for capital shares sold	388,279
Dividends and interest receivable	67,547
335,144,458

Liabilities
Securities sold short, at value (proceeds of $172,680,000)	162,096,023
Payable for investments purchased	119,792
Payable for capital shares redeemed	707,921
Accrued management fees	200,966
Distribution fees payable	12,983
Service fees (and distribution fees — A Class and R Class) payable	27,137
Dividend expense payable on securities sold short	141,595
163,306,417

Net Assets	$171,838,041

See Notes to Financial Statements.

22

JUNE 30, 2009
Net Assets Consist of:
Capital (par value and paid-in surplus)	$188,223,038
Accumulated net realized loss on investment and securities sold short transactions	(44,926,081)
Net unrealized appreciation on investments and securities sold short	28,541,084
$171,838,041

Investor Class, $0.01 Par Value
Net assets	$22,955,576
Shares outstanding	2,293,633
Net asset value per share	$10.01

Institutional Class, $0.01 Par Value
Net assets	$22,353,911
Shares outstanding	2,222,582
Net asset value per share	$10.06

A Class, $0.01 Par Value
Net assets	$104,634,424
Shares outstanding	10,509,213
Net asset value per share	$9.96
Maximum offering price (net asset value divided by 0.9425)	$10.57

B Class, $0.01 Par Value
Net assets	$3,068,920
Shares outstanding	314,475
Net asset value per share	$9.76

C Class, $0.01 Par Value
Net assets	$17,821,026
Shares outstanding	1,826,353
Net asset value per share	$9.76

R Class, $0.01 Par Value
Net assets	$1,004,184
Shares outstanding	101,486
Net asset value per share	$9.89

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED JUNE 30, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $88,716)	$ 2,961,587
Interest	622,735
3,584,322

Expenses:
Dividend expense on securities sold short	3,857,488
Management fees	2,793,532
Distribution fees:
B Class	23,738
C Class	142,070
Service fees:
B Class	7,913
C Class	47,357
Distribution and service fees:
A Class	334,414
R Class	3,915
Directors’ fees and expenses	7,998
Other expenses	1,580
7,220,005

Net investment income (loss)	(3,635,683)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(55,420,692)
Securities sold short transactions	40,873,146
(14,547,546)

Change in net unrealized appreciation (depreciation) on:
Investments	17,582,077
Securities sold short	(18,639,619)
(1,057,542)

Net realized and unrealized gain (loss)	(15,605,088)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(19,240,771)

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2009 AND JUNE 30, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ (3,635,683)	$ 1,164,677
Net realized gain (loss)	(14,547,546)	(15,802,269)
Change in net unrealized appreciation (depreciation)	(1,057,542)	10,752,046
Net increase (decrease) in net assets resulting from operations	(19,240,771)	(3,885,546)

Distributions to Shareholders
From net investment income:
Investor Class	—	(357,014)
Institutional Class	—	(187,233)
A Class	—	(2,313,079)
B Class	—	(44,308)
C Class	—	(292,689)
R Class	—	(10,057)
Decrease in net assets from distributions	—	(3,204,380)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(20,550,832)	45,093,719

Net increase (decrease) in net assets	(39,791,603)	38,003,793

Net Assets
Beginning of period	211,629,644	173,625,851
End of period	$171,838,041	$211,629,644

See Notes to Financial Statements.

25

Notes to Financial Statements

JUNE 30, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Long-Short Market Neutral Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital appreciation independent of equity market conditions. The fund buys, or takes long positions in, equity securities that have been identified as undervalued. The fund takes short positions in equity securities that have been identified as overvalued. The fund’s investment process is designed to maintain approximately equal dollar amounts invested in long and short positions at all times. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes.

26

Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Interest earned on segregated cash for securities sold short is reflected as interest income.

Securities Sold Short — The fund may enter into a short sale, which is selling a security it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. Liabilities for securities sold short are valued daily and changes in value are recorded as unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of realized gain (loss) on securities sold short transactions. The fund’s risks in selling securities short include the possibility that the future increases in market value may exceed the liability recorded or that the lender of the security may terminate the loan at a disadvantageous price or time to the fund. In addition, while the realized gains on securities sold short are limited to the price at which it sold the security short, the losses may be unlimited.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses, which reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax returns for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

27

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.0480% to 1.2300% and the rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the year ended June 30, 2009 was 1.40% for all classes except Institutional Class, which was 1.20%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

28

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). Effective September 6, 2008, JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2009, were $641,871,013 and $629,533,417, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2009		Year ended June 30, 2008
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	1,911,327	$ 19,949,664	2,436,671	$ 26,660,141
Issued in reinvestment of distributions	—	—	18,408	202,673
Redeemed	(2,267,677)	(23,248,663)	(1,652,250)	(17,832,227)
	(356,350)	(3,298,999)	802,829	9,030,587
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	1,777,964	18,605,876	1,009,991	11,110,432
Issued in reinvestment of distributions	—	—	16,975	187,233
Redeemed	(741,402)	(7,697,274)	(1,581,296)	(17,463,963)
	1,036,562	10,908,602	(554,330)	(6,166,298)
A Class/Shares Authorized	70,000,000		70,000,000
Sold	4,329,302	45,040,978	8,357,761	92,122,848
Issued in reinvestment of distributions	—	—	202,222	2,226,467
Redeemed	(7,158,059)	(72,955,762)	(5,044,119)	(54,371,327)
	(2,828,757)	(27,914,784)	3,515,864	39,977,988
B Class/Shares Authorized	10,000,000		10,000,000
Sold	110,857	1,141,819	131,975	1,493,383
Issued in reinvestment of distributions	—	—	2,186	23,822
Redeemed	(81,914)	(826,016)	(120,379)	(1,346,799)
	28,943	315,803	13,782	170,406
C Class/Shares Authorized	10,000,000		10,000,000
Sold	584,193	5,930,556	1,010,157	11,024,091
Issued in reinvestment of distributions	—	—	12,549	136,661
Redeemed	(680,115)	(6,872,873)	(872,518)	(9,230,341)
	(95,922)	(942,317)	150,188	1,930,411
R Class/Shares Authorized	10,000,000		10,000,000
Sold	40,865	414,082	13,623	148,710
Issued in reinvestment of distributions	—	—	918	10,057
Redeemed	(3,323)	(33,219)	(752)	(8,142)
	37,542	380,863	13,789	150,625
Net increase (decrease)	(2,177,982)	$(20,550,832)	3,942,122	$ 45,093,719

29

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$163,959,085	—	—
Temporary Cash Investments	155,873	$7,400,000	—
Total Value of Investment Securities	$164,114,958	$7,400,000	—

Securities Sold Short
Common Stocks	$(162,096,023)	—	—
Total Value of Securities Sold Short	$(162,096,023)	—	—

6. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended June 30, 2009.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2009, the fund did not utilize the program.

30

8. Risk Factors

The fund’s investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk. The fund may suffer losses when taking long positions in market sectors or industries that are not offset by corresponding short positions, resulting in an over- or underweighted sector or industry.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	—	$3,204,380
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments	$157,462,233
Gross tax appreciation of investments	$ 25,859,698
Gross tax depreciation of investments	(11,806,973)
Net tax appreciation (depreciation) of investments	$ 14,052,725
Net tax appreciation (depreciation) on securities sold short	$10,583,977
Net tax appreciation (depreciation)	$24,636,702
Undistributed ordinary income	—
Accumulated capital losses	$(27,398,918)
Capital loss deferral	$(13,622,781)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions and contributions. The capital loss carryovers of $(726,363), $(11,723,614), $(7,547,465) and $(7,401,476) expire in 2014, 2015, 2016 and 2017, respectively.

The capital loss deferral listed above represents net capital losses incurred in the eight-month period ended June 30, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

31

10. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

32

Financial Highlights

Long-Short Market Neutral

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.92	$11.22	$10.40	$9.97	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.16)	0.08	0.14	0.24	0.06
Net Realized and Unrealized Gain (Loss)	(0.75)	(0.15)	0.68	0.27	(0.09)
Total From Investment Operations	(0.91)	(0.07)	0.82	0.51	(0.03)
Distributions
From Net Investment Income	—	(0.23)	—	(0.08)	—
Net Asset Value, End of Period	$10.01	$10.92	$11.22	$10.40	$9.97

Total Return(4)	(8.33)%	(0.67)%	7.88%	5.08%	(0.30)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(5)	3.34%	2.89%	2.71%(6)	3.45%	2.76%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(1.56)%	0.90%	2.61%(6)	2.17%	2.23%(6)
Portfolio Turnover Rate	330%	356%	181%	428%	171%
Portfolio Turnover Rate
Excluding Short Sales	151%	137%	38%	50%	36%
Net Assets, End of Period (in thousands)	$22,956	$28,939	$20,732	$12,781	$498
Ratio of Operating Expenses (excluding
dividend expense on securities sold short)
to Average Net Assets(5)	1.41%	1.39%	1.39%(6)	1.38%	1.37%(6)

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(6)	Annualized.

See Notes to Financial Statements.

33

Long-Short Market Neutral

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.95	$11.24	$10.40	$9.97	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.15)	0.17	0.15	0.25	0.06
Net Realized and Unrealized Gain (Loss)	(0.74)	(0.22)	0.69	0.28	(0.09)
Total From Investment Operations	(0.89)	(0.05)	0.84	0.53	(0.03)
Distributions
From Net Investment Income	—	(0.24)	—	(0.10)	—
Net Asset Value, End of Period	$10.06	$10.95	$11.24	$10.40	$9.97

Total Return(4)	(8.13)%	(0.48)%	8.08%	5.30%	(0.30)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(5)	3.14%	2.69%	2.51%(6)	3.25%	2.56%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(1.36)%	1.10%	2.81%(6)	2.37%	2.43%(6)
Portfolio Turnover Rate	330%	356%	181%	428%	171%
Portfolio Turnover Rate
Excluding Short Sales	151%	137%	38%	50%	36%
Net Assets, End of Period (in thousands)	$22,354	$12,989	$19,559	$14,412	$499
Ratio of Operating Expenses (excluding
dividend expense on securities sold short)
to Average Net Assets(5)	1.21%	1.19%	1.19%(6)	1.18%	1.17%(6)

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(6)	Annualized.

See Notes to Financial Statements.

34

Long-Short Market Neutral

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.89	$11.21	$10.40	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.18)	0.07	0.13	0.20	0.05
Net Realized and Unrealized Gain (Loss)	(0.75)	(0.18)	0.68	0.29	(0.09)
Total From Investment Operations	(0.93)	(0.11)	0.81	0.49	(0.04)
Distributions
From Net Investment Income	—	(0.21)	—	(0.05)	—
Net Asset Value, End of Period	$9.96	$10.89	$11.21	$10.40	$9.96

Total Return(4)	(8.54)%	(0.98)%	7.79%	4.93%	(0.40)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(5)	3.59%	3.14%	2.96%(6)	3.70%	3.01%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(1.81)%	0.65%	2.36%(6)	1.92%	1.98%(6)
Portfolio Turnover Rate	330%	356%	181%	428%	171%
Portfolio Turnover Rate
Excluding Short Sales	151%	137%	38%	50%	36%
Net Assets, End of Period (in thousands)	$104,634	$145,265	$110,065	$56,219	$498
Ratio of Operating Expenses (excluding
dividend expense on securities sold short)
to Average Net Assets(5)	1.66%	1.64%	1.64%(6)	1.63%	1.62%(6)

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(6)	Annualized.

See Notes to Financial Statements.

35

Long-Short Market Neutral

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.76	$11.11	$10.35	$9.94	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.26)	—(4)	0.09	0.12	0.03
Net Realized and Unrealized Gain (Loss)	(0.74)	(0.18)	0.67	0.29	(0.09)
Total From Investment Operations	(1.00)	(0.18)	0.76	0.41	(0.06)
Distributions
From Net Investment Income	—	(0.17)	—	—	—
Net Asset Value, End of Period	$9.76	$10.76	$11.11	$10.35	$9.94

Total Return(5)	(9.29)%	(1.63)%	7.34%	4.12%	(0.60)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(6)	4.34%	3.89%	3.71%(7)	4.45%	3.76%(7)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(2.56)%	(0.10)%	1.61%(7)	1.17%	1.23%(7)
Portfolio Turnover Rate	330%	356%	181%	428%	171%
Portfolio Turnover Rate
Excluding Short Sales	151%	137%	38%	50%	36%
Net Assets, End of Period (in thousands)	$3,069	$3,071	$3,020	$1,505	$497
Ratio of Operating Expenses (excluding
dividend expense on securities sold short)
to Average Net Assets(6)	2.41%	2.39%	2.39%(7)	2.38%	2.37%(7)

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(7)	Annualized.

See Notes to Financial Statements.

36

Long-Short Market Neutral

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.75	$11.11	$10.35	$9.94	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.26)	—(4)	0.09	0.12	0.03
Net Realized and Unrealized Gain (Loss)	(0.73)	(0.19)	0.67	0.29	(0.09)
Total From Investment Operations	(0.99)	(0.19)	0.76	0.41	(0.06)
Distributions
From Net Investment Income	—	(0.17)	—	—	—
Net Asset Value, End of Period	$9.76	$10.75	$11.11	$10.35	$9.94

Total Return(5)	(9.21)%	(1.72)%	7.34%	4.12%	(0.60)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(6)	4.34%	3.89%	3.71%(7)	4.45%	3.76%(7)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(2.56)%	(0.10)%	1.61%(7)	1.17%	1.23%(7)
Portfolio Turnover Rate	330%	356%	181%	428%	171%
Portfolio Turnover Rate
Excluding Short Sales	151%	137%	38%	50%	36%
Net Assets, End of Period (in thousands)	$17,821	$20,673	$19,690	$8,393	$497
Ratio of Operating Expenses (excluding
dividend expense on securities sold short)
to Average Net Assets(6)	2.41%	2.39%	2.39%(7)	2.38%	2.37%(7)
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(7)	Annualized.

See Notes to Financial Statements.

37

Long-Short Market Neutral

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.85	$11.18	$10.39	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.22)	0.04	0.11	0.17	0.04
Net Realized and Unrealized Gain (Loss)	(0.74)	(0.17)	0.68	0.29	(0.08)
Total From Investment Operations	(0.96)	(0.13)	0.79	0.46	(0.04)
Distributions
From Net Investment Income	—	(0.20)	—	(0.03)	—
Net Asset Value, End of Period	$9.89	$10.85	$11.18	$10.39	$9.96

Total Return(4)	(8.85)%	(1.19)%	7.60%	4.57%	(0.40)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(5)	3.84%	3.39%	3.21%(6)	3.95%	3.26%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(2.06)%	0.40%	2.11%(6)	1.67%	1.73%(6)
Portfolio Turnover Rate	330%	356%	181%	428%	171%
Portfolio Turnover Rate
Excluding Short Sales	151%	137%	38%	50%	36%
Net Assets, End of Period (in thousands)	$1,004	$694	$561	$521	$498
Ratio of Operating Expenses (excluding
dividend expense on securities sold short)
to Average Net Assets(5)	1.91%	1.89%	1.89%(6)	1.88%	1.87%(6)

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(6)	Annualized.

See Notes to Financial Statements.

38

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Long-Short Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Long-Short Market Neutral Fund (one of the ten funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 27, 2009

39

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, except as noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

40

Independent Directors
John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Fund: Director (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors
(asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Dimensional Fund Advisors

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Director (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Cadence Design Systems; E×ponent

41

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM
and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Fund: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

42

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/ trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the Long-Short Market Neutral Fund (the “fund”) and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the fund;

• the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the fund to the cost of owning a similar fund;

• data comparing the fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund investment management clients of the advisor; and

43

• collateral or “fall-out” benefits derived by the advisor from the manage-ment of the fund, and potential sharing of economies of scale in connection with the management of the fund.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of the fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

44

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for the fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund’s performance was above its benchmark for the three-year period and below its benchmark for the one-year period. The board discussed the fund’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the fund.

Shareholder and Other Services. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

45

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the fund. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee

46

cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between the fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term. Also, as part of this process, the advisor and the Directors concluded that it would be appropriate to discuss over the coming year the possibility of changes in the overall fee structure of the fund.

47

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

48

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. This index is an average of the last three 3-month Treasury bill issues.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

49

Notes

50

Notes

51

Notes

52

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-ANN-66120N

Annual Report
June 30, 2009

American Century Investments

International Core Equity Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended June 30, 2009. We appreciate your trust in American Century Investments® during these challenging times.

The U.S. economy continued to struggle at the close of the reporting period, part of the lingering fallout from the subprime-initiated credit and financial crises and global recession that shook the capital markets during the past two years. The recession has affected everyone—from first-time individual investors to hundred-year-old financial institutions.

However, as we mark the second anniversary of the start of the subprime mortgage meltdown, the worst of the economic and financial market obstacles appear to be behind us. The rate of U.S. economic decline has slowed, as have the drop-offs in housing prices and jobs. Risk appetites returned to the markets in recent months, evidenced by the strong stock rebound since early March.

Risk was a predominant theme during the reporting period, as the investment pendulum swung from risk avoidance to risk acceptance. We believe, however, that caution and risk management are still advisable. We don’t think we’re out of the economic woods yet, not with mortgage and corporate default rates on the rise, housing prices continuing to decline in some regions, and job losses still mounting

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitment to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify stabilize investment returns.

The coming months will likely present additional challenges, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
Foreign Stock Index Returns	2

International Core Equity

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Investments by Country	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	32

Other Information

Management	33
Approval of Management Agreement	36
Additional Information	41
Index Definitions	42

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By John Schniedwind, Chief Investment Officer, Quantitative Equity

International Equity Markets Tumbled

Stock markets worldwide experienced sharp declines for the 12 months ended June 30, 2009. In an increasingly volatile investment environment, stocks fell throughout much of the period amid a global economic downturn, deteriorating credit conditions, and a near collapse in the financial sector.

The 12-month period marked the first time since World War II that the U.S., Europe, and Japan were all in recession simultaneously. The impact of the global economic slowdown even spread to many emerging economies as exports to developed countries waned. The economic malaise was exacerbated by liquidity problems in the credit markets, which led to tighter credit conditions and a capital crisis in the financial sector, ultimately driving several major financial institutions into insolvency.

Despite coordinated efforts from the world’s central banks to stimulate economic activity and shore up the financial sector, the economic and financial difficulties led to a steep drop in the global equity markets throughout the last half of 2008 and into early 2009. From the beginning of the reporting period through the end of February 2009, the MSCI EAFE Index (a broad measure of international stock performance) plummeted by 50%.

Market conditions changed dramatically in the last few months of the period. Signs of economic stabilization, primarily in the U.S., generated optimism about a possible recovery, and improving liquidity in the credit markets also lifted investor sentiment. As a result, equity markets worldwide finished the period with a powerful rally—the MSCI EAFE Index gained more than 25% during the last three months of the period.

Emerging Markets Held Up Best

Despite the recent rally, international stocks declined by approximately 30% overall for the 12-month period (see the table below). Emerging markets were more volatile but held up slightly better than their developed counterparts. Among developed markets, Japan and its neighbors along the Pacific Rim posted the best returns, while European bourses lagged. From a sector perspective, financials and materials stocks suffered the largest declines, while the more defensive consumer staples and health care sectors posted the smallest losses.

Foreign Stock Index Returns
For the 12 months ended June 30, 2009
MSCI EAFE Index	–31.35%
MSCI EAFE Value Index	–28.93%
MSCI EAFE Growth Index	–33.66%
MSCI World Free Index	–29.50%
MSCI Japan Index	–23.12%
MSCI Pacific Free ex-Japan Index	–27.66%
MSCI EM Index (emerging markets)	–28.07%
MSCI Europe Index	–34.53%

2

Performance

International Core Equity

Total Returns as of June 30, 2009
		Average
		Annual Returns
	1 year	Since Inception	Inception Date
Investor Class	-37.81%	-15.46%	11/30/06
MSCI EAFE Index	-31.35%	-12.86%	—
Institutional Class	-37.65%	-15.28%	11/30/06
A Class			11/30/06
No sales charge*	-38.00%	-15.68%
With sales charge*	-41.55%	-17.59%
B Class			11/30/06
No sales charge*	-38.34%	-16.26%
With sales charge*	-42.34%	-17.83%
C Class	-38.34%	-16.26%	11/30/06
R Class	-38.13%	-15.89%	11/30/06

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

International Core Equity

One-Year Returns Over Life of Class
Periods ended June 30
	2007*	2008	2009
Investor Class	18.80%	-12.30%	-37.81%
MSCI EAFE Index	14.22%	-10.61%	-31.35%
* From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.16%	0.96%	1.41%	2.16%	2.16%	1.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary
International Core Equity

Portfolio Managers: John Schniedwind and Zili Zhang

Performance Summary

International Core Equity returned –37.81%* for the fiscal year ended June 30, 2009, trailing the –31.35% return of the fund’s benchmark, the MSCI EAFE Index.

The substantial decline for International Core Equity and the MSCI EAFE Index during the 12-month period reflected the challenging environment for stocks worldwide amid a deteriorating global economy and a crisis in the financial sector. International Core Equity also underperformed the index during the period, with the bulk of the underperformance occurring in the last six months. The primary contributing factor to the fund’s underperformance of its benchmark was individual stock selection, which detracted in eight of ten market sectors. From a regional perspective, the portfolio’s two largest country weightings, the U.K. and Japan, had the biggest negative impact on relative results.

Materials and Industrials Underperformed

Stock selection in the economically sensitive materials and industrials sectors contributed the most to International Core Equity’s underperformance versus the MSCI EAFE Index. Stock choices among metals and mining companies and chemicals producers were responsible for virtually all of the underper-formance in this sector. Australian steelmaker BlueScope Steel was one of the most significant individual detractors, falling sharply as the company reduced output, cut its dividend, and raised capital to pay down debt amid a substantial decline in demand for steel. Other notable detractors included Swiss mining company Xstrata and Norwegian agricultural chemicals producer Yara International, both of which tumbled as commodity prices fell.

In the industrials sector, machinery manufacturers and electrical equipment makers had the biggest negative impact on relative results. Many of the worst contributors in this sector were severely impacted by the global economic downturn. Examples included Bobst, a Swiss company that makes machinery for the containers and packaging industry; FLSmidth, a Danish firm that provides equipment and services to the cement industry; and Dutch dredging company Boskalis Westminster.

Financials Detracted

The portfolio’s financials holdings also lagged their counterparts in the benchmark index. Security selection among insurance firms and real estate management companies contributed the lion’s share of the underperfor-mance in this sector. The weakest performer was German commercial bank Deutsche Bank, which reported its first calendar-year loss in 50 years amid the liquidity crisis in the credit markets.

*All fund returns referenced in this commentary are for Investor Class shares.

5

International Core Equity

Life insurer Aegon and financial services provider ING, both of which are headquartered in the Netherlands, also declined significantly during the 12-month period. Aegon posted larger-than-expected losses and had its credit rating downgraded, while ING received financial aid from the Dutch government and shed assets to raise capital.

Technology and Health Care Added Value

Stock selection was most successful in the information technology and health care sectors of the portfolio. Stock choices among internet software and services providers and semiconductor manufacturers contributed the most to outperformance in the information technology sector. Internet companies Tencent Holdings and Baidu both benefited from their leading positions in online advertising and search, respectively, in China. Other top contributors among the portfolio’s technology holdings included Japanese chipmaker Shinko Electric Industries and Japanese electronics maker Mitsumi Electric.

In the health care sector, outperformance was driven almost entirely by stock selection in the pharmaceutical industry. British drug maker AstraZeneca was the top contributor, advancing as earnings exceeded expectations thanks to cost management and strong sales of its cholesterol drug. Danish pharmaceutical firm Novo Nordisk, which is the world’s largest maker of insulin for diabetes, also fared well, reporting solid profit growth.

The best relative performance contributor in the portfolio was German auto maker Volkswagen, which remained profitable despite the economic downturn and entered merger talks with German sports car manufacturer Porsche. Australian mining company BHP Billiton was another top contributor, benefiting from its strong balance sheet and a joint venture with competitor Rio Tinto.

A Look Ahead

In the wake of the recent rally in the global equity markets, the question now is whether economic conditions worldwide are improving enough to support a broader advance. The U.S. was the first to tip into recession, so we would expect the domestic economy to recover first, but we will need to see housing market stability, a rebound in consumer spending, and a peak in the unemployment rate before that happens. Consequently, it may be some time before we see a sustained recovery in many international economies.

We are placing additional emphasis on our valuation factors—valuations remain attractive in many markets, and a valuation-based investment strategy has historically outperformed when the global economy emerges from recession. In addition, we are emphasizing quality, seeking companies with strong balance sheets and healthy cash flow. We believe this positioning will help International Core Equity capitalize on an eventual but uneven economic recovery.

6

International Core Equity

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Nestle SA	2.1%	2.8%
Royal Dutch Shell plc B Shares	1.7%	2.6%
BHP Billiton Ltd.	1.7%	1.1%
BP plc	1.6%	2.5%
GlaxoSmithKline plc	1.5%	1.4%
Telefonica SA	1.4%	1.1%
iShares S&P Global Financials Sector Index Fund	1.4%	—
Vodafone Group plc	1.3%	1.4%
Novartis AG	1.3%	1.8%
HSBC Holdings plc	1.2%	1.4%

Investments by Country as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Japan	20.4%	23.6%
United Kingdom	18.2%	16.4%
France	8.2%	9.3%
Germany	7.8%	11.7%
Switzerland	7.4%	9.7%
Australia	6.0%	5.4%
Netherlands	5.2%	5.4%
Spain	4.6%	3.8%
People’s Republic of China	3.2%	3.4%
Italy	2.9%	3.0%
Hong Kong	2.2%	1.7%
Multi-National	2.1%	2.1%
Singapore	2.0%	0.4%
Other Countries	7.1%	3.7%
Cash and Equivalents(1)	2.7%	0.4%
(1) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Common Stocks, Rights & Warrants	97.3%	99.6%
Temporary Cash Investments	1.8%	—
Other Assets and Liabilities	0.9%	0.4%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
Actual
Investor Class	$1,000	$1,003.50	$5.86	1.18%
Institutional Class	$1,000	$1,005.20	$4.87	0.98%
A Class	$1,000	$1,001.70	$7.10	1.43%
B Class	$1,000	$1,000.00	$10.81	2.18%
C Class	$1,000	$1,000.00	$10.81	2.18%
R Class	$1,000	$1,000.00	$8.33	1.68%
Hypothetical
Investor Class	$1,000	$1,018.94	$5.91	1.18%
Institutional Class	$1,000	$1,019.93	$4.91	0.98%
A Class	$1,000	$1,017.70	$7.15	1.43%
B Class	$1,000	$1,013.98	$10.89	2.18%
C Class	$1,000	$1,013.98	$10.89	2.18%
R Class	$1,000	$1,016.46	$8.40	1.68%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments
International Core Equity

JUNE 30, 2009

	Shares	Value		Shares	Value
Common Stocks, Rights,			Casino Guichard Perrachon
& Warrants — 97.3%			SA Rights(1)	291	$ 1,123
			Cie Generale d’Optique
AUSTRALIA — 6.0%			Essilor International SA	238	11,362
Australia & New Zealand			Credit Agricole SA	1,764	22,094
Banking Group Ltd.	424	$ 5,605	France Telecom SA	1,124	25,537
BHP Billiton Ltd.	3,348	91,760	GDF Suez	496	18,529
Coca-Cola Amatil Ltd.	486	3,367	Natixis(1)	1,961	3,795
Commonwealth Bank of Australia	1,736	54,280	Nexans SA	351	18,711
Computershare Ltd.	1,976	14,319	Sanofi-Aventis	724	42,579
Energy Resources of Australia Ltd.	632	11,861	SCOR SE	1,245	25,569
Incitec Pivot Ltd.	760	1,446	Societe Generale	592	32,299
National Australia Bank Ltd.	1,282	23,081	Sodexo	219	11,264
Newcrest Mining Ltd.	1,631	39,966	Suez Environnement SA	129	2,262
Rio Tinto Ltd.	651	27,246	Technip SA	171	8,405
Sino Gold Mining Ltd.(1)	3,655	15,165	Total SA	1,232	66,728
Telstra Corp. Ltd.	5,873	16,025	Valeo SA(1)	260	4,798
Westpac Banking Corp.	1,629	26,387	Vilmorin & Cie	40	3,911
		330,508	Vinci SA	495	22,216
AUSTRIA — 0.1%			Vivendi	1,638	39,237
Voestalpine AG	114	3,128	Wendel	183	5,929
BELGIUM — 0.3%					450,405
Delhaize Group	209	14,715	GERMANY — 7.8%
Umicore	169	3,849	Aareal Bank AG(1)	1,002	11,100
		18,564	adidas AG	131	4,992
BRAZIL — 0.4%			Allianz SE	167	15,443
iShares MSCI Brazil Index Fund	424	22,459	Aurubis AG	820	23,798
CHANNEL ISLANDS — 0.6%			BASF SE	1,312	52,331
Randgold Resources Ltd.	513	32,984	Bayer AG	350	18,794
DENMARK — 0.8%			Bayerische Motoren Werke AG	274	10,348
Carlsberg A/S B Shares	83	5,335	Commerzbank AG(1)	738	4,589
Dampskibsselskabet Norden A/S	100	3,438	Deutsche Bank AG	424	25,802
Novo Nordisk A/S B Shares	612	33,263	Deutsche Lufthansa AG	1,290	16,216
		42,036
			Deutsche Postbank AG(1)	254	6,476
FINLAND — 0.6%
			Deutsche Telekom AG	1,913	22,609
Nokia Oyj	648	9,457
			E.ON AG	1,245	44,190
Outokumpu Oyj	475	8,227
			Gildemeister AG	712	6,889
Pohjola Bank plc	680	5,438
			Hannover Rueckversicherung AG(1)	444	16,425
Rautaruukki Oyj	267	5,340
Stora Enso Oyj A Shares(1)	1,012	6,715	HeidelbergCement AG	120	4,945
			Metro AG	271	12,954
		35,177
			MTU Aero Engines Holding AG	468	17,087
FRANCE — 8.2%
			Muenchener Rueckversicherungs-
BNP Paribas	851	55,225	Gesellschaft AG	44	5,951
Bouygues SA	244	9,176	RWE AG	341	26,920
Casino Guichard Perrachon SA	291	19,656	Siemens AG	529	36,623

10

International Core Equity

	Shares	Value		Shares	Value
Volkswagen AG	54	$ 18,280	Denso Corp.	400	$ 10,197
Wacker Chemie AG	174	20,042	Eisai Co. Ltd.	500	17,791
Wacker Neuson SE	526	4,920	FamilyMart Co. Ltd.	700	21,940
		427,724	FAST RETAILING CO. LTD.	100	13,024
GREECE — 0.5%			Fuji Fire & Marine
National Bank of Greece SA(1)	252	6,904	Insurance Co. Ltd. (The)(1)	12,000	15,193
OPAP SA	910	24,168	FUJIFILM Holdings Corp.	200	6,310
		31,072	Futaba Corp.	200	3,657
HONG KONG — 2.2%			Hino Motors Ltd.	2,000	6,199
BOC Hong Kong Holdings Ltd.	2,500	4,425	Hokuriku Electric Power Co.	500	11,429
China Mengniu Dairy Co. Ltd.(1)	4,000	9,279	Honda Motor Co. Ltd.	1,200	32,857
Chinese Estates Holdings Ltd.	13,000	23,797	House Foods Corp.	700	10,172
Great Eagle Holdings Ltd.	5,000	10,573	Idemitsu Kosan Co. Ltd.	200	17,100
Hang Lung Group Ltd.	1,000	4,701	INPEX Corp.	2	15,931
Hang Seng Bank Ltd.	800	11,358	iShares MSCI Japan Index Fund	2,343	22,094
Hongkong Electric Holdings Ltd.	1,500	8,344	ITOCHU Corp.	2,000	13,814
Hopewell Highway			Japan Tobacco, Inc.	8	24,936
Infrastructure Ltd.	200	112	Jupiter Telecommunications
Hopewell Holdings Ltd.	2,000	6,242	Co. Ltd.	22	16,679
Johnson Electric Holdings Ltd.	57,000	15,534	KDDI Corp.	2	10,604
Noble Group Ltd.	17,000	21,284	Konami Corp.	600	11,487
VTech Holdings Ltd.	1,000	6,854	Konica Minolta Holdings, Inc.	3,000	31,172
		122,503	Kyocera Corp.	200	15,003
ITALY — 2.9%			Kyushu Electric Power Co., Inc.	300	6,457
Banca Popolare di Milano Scarl	1,238	7,409	Leopalace21 Corp.	1,200	10,661
Cementir Holding SpA	1,270	4,854	Mabuchi Motor Co. Ltd.	100	4,808
Enel SpA	2,706	13,183	Marubeni Corp.	4,000	17,672
ENI SpA	2,205	52,309	Minebea Co. Ltd.	5,000	21,154
Fondiaria-Sai SpA	362	5,877	Mitsubishi Materials Corp.	1,000	3,108
Mediaset SpA	673	3,784	Mitsubishi Tanabe Pharma Corp.	1,000	11,492
Milano Assicurazioni SPA	886	2,941	Mitsubishi UFJ
			Financial Group, Inc.	7,100	43,645
Pirelli & C SpA(1)	14,341	5,071
			Mitsubishi UFJ Lease
Prysmian SpA	803	12,097	& Finance Co. Ltd.	190	6,144
Telecom Italia SpA	11,483	15,904	Mitsumi Electric Co. Ltd.	1,800	38,233
UniCredit SpA(1)	12,627	32,350	Mizuho Financial Group, Inc.	1,700	3,954
Unipol Gruppo Finanziario SpA(1)	5,646	6,613	Nichicon Corp.	500	7,208
		162,392	Nihon Unisys Ltd.	1,200	10,402
JAPAN — 20.4%			Nintendo Co. Ltd.	100	27,520
Asahi Breweries Ltd.	600	8,616	Nippon Meat Packers, Inc.	1,000	12,612
Astellas Pharma, Inc.	500	17,662	Nippon Sheet Glass Co. Ltd.	1,000	2,896
Bank of Yokohama Ltd. (The)	2,000	10,652	Nippon Telegraph
Brother Industries Ltd.	2,400	21,186	& Telephone Corp.	400	16,275
Canon, Inc.	600	19,528	Nisshinbo Holdings, Inc.	1,000	11,266
Central Japan Railway Co.	2	12,288	NOK Corp.	400	4,636
Chiba Bank Ltd. (The)	1,000	6,506	Nomura Real Estate Holdings, Inc.	400	6,876
Chubu Electric Power Co., Inc.	900	20,804	Nomura Real Estate
Daito Trust Construction Co. Ltd.	300	14,082	Office Fund, Inc.	1	6,351

11

International Core Equity

	Shares	Value		Shares	Value
NTT Data Corp.	5	$ 16,124	QIAGEN NV(1)	1,491	$ 27,674
NTT DoCoMo, Inc.	19	27,750	Royal Dutch Shell plc B Shares	3,790	95,684
Osaka Gas Co. Ltd.	3,000	9,575	Unilever NV CVA	993	23,965
Rohm Co., Ltd.	200	14,527			285,697
Sankyo Co. Ltd.	200	10,691	NORWAY — 1.1%
Seven & I Holdings Co. Ltd.	1,000	23,461	StatoilHydro ASA	2,999	59,242
Shikoku Electric Power Co., Inc.	400	11,941	PAPUA NEW GUINEA — 0.2%
Shinko Electric Industries Co. Ltd.	2,500	30,744	Lihir Gold Ltd.(1)	4,460	10,390
Sojitz Corp.	6,000	13,097	PEOPLE’S REPUBLIC OF CHINA — 3.2%
Sompo Japan Insurance, Inc.	2,000	13,278	Aluminum Corp of China Ltd.
Stanley Electric Co. Ltd.	200	4,028	H Shares	8,000	7,482
Sumitomo Heavy Industries Ltd.	1,000	4,424	China Construction Bank Corp.
Sumitomo Metal Mining Co. Ltd.	1,000	14,062	H Shares	42,000	32,471
Suruga Bank Ltd.	1,000	9,531	China Dongxiang Group Co.	17,000	11,397
Takata Corp.	600	9,434	China Petroleum & Chemical
			Corp. ADR	144	10,924
Takeda Pharmaceutical Co. Ltd.	400	15,543	China Shenhua Energy Co. Ltd.
Tohoku Electric Power Co., Inc.	200	4,180	H Shares	2,000	7,339
Tokai Rika Co. Ltd.	1,100	17,426	Ctrip.com International Ltd. ADR(1)	379	17,548
Tokuyama Corp.	1,000	7,306	Foxconn International
Tokyo Electron Ltd.	500	24,015	Holdings Ltd.(1)	25,000	16,659
Tokyo Gas Co. Ltd.	2,000	7,150	Industrial & Commercial Bank
Tokyo Seimitsu Co. Ltd.	300	4,238	of China Ltd. H Shares	31,000	21,529
Tokyo Tatemono Co. Ltd.	2,000	11,069	Morgan Stanley China
TonenGeneral Sekiyu KK	1,000	10,163	A Share Fund, Inc.	606	19,186
Tosoh Corp.	3,000	8,465	Zhaojin Mining Industry Co., Ltd.
			H Shares	11,000	17,806
Toyota Motor Corp.	1,300	49,146	Zijin Mining Group Co., Ltd.
Toyota Tsusho Corp.	500	7,372	H Shares	14,000	12,609
West Japan Railway Co.	4	13,217			174,950
		1,124,240	PORTUGAL(2)
LUXEMBOURG — 0.2%			Banco Espirito Santo SA	400	2,159
Regus plc	8,199	8,782	SINGAPORE — 2.0%
MEXICO — 0.3%			DBS Group Holdings Ltd.	1,500	12,173
Fresnillo plc	1,921	16,570	Golden Agri-Resources Ltd.	18,000	4,709
MULTI-NATIONAL — 2.1%			Golden Agri-Resources Ltd.
iShares MSCI Emerging			Rights(1)	3,060	420
Markets Index Fund	496	15,986	Golden Agri-Resources Ltd.
iShares S&P Global Financials			Warrants(1)	1,224	—
Sector Index Fund	2,046	75,784	Jardine Cycle & Carriage Ltd.	2,000	26,473
Market Vectors - Gold			SembCorp Industries Ltd.	13,000	27,027
Miners ETF(1)	692	26,130
			Venture Corp. Ltd.	5,000	23,997
		117,900
			Wilmar International Ltd.	5,000	17,280
NETHERLANDS — 5.2%
					112,079
European Aeronautic
Defence & Space Co. NV	1,633	26,464	SOUTH AFRICA — 0.4%
Heineken Holding NV	1,046	33,278	AngloGold Ashanti Ltd. ADR	387	14,176
ING Groep NV CVA	1,769	17,805	Harmony Gold Mining
			Co. Ltd. ADR(1)	1,063	10,970
Koninklijke Ahold NV	2,804	32,221
					25,146
Koninklijke DSM NV	913	28,606

12

International Core Equity

	Shares	Value		Shares	Value
SPAIN — 4.6%			Barclays plc	8,556	$ 39,852
Acerinox SA	612	$ 11,327	BG Group plc	2,175	36,544
Banco Bilbao Vizcaya			BHP Billiton plc	1,528	34,515
Argentaria SA	1,013	12,765	BP plc	10,827	85,676
Banco Santander SA	3,184	38,424	British American Tobacco plc	1,393	38,482
Gamesa Corp Tecnologica SA	1,352	25,667	British Sky Broadcasting Group plc	4,476	33,578
Mapfre SA	4,373	14,234	BT Group plc	11,168	18,696
Repsol YPF SA	2,100	47,092	Close Brothers Group plc	779	8,450
Sociedad General de Aguas de			Diageo plc	2,665	38,272
Barcelona SA, Class A	996	22,651	Drax Group plc	2,995	21,678
Telefonica SA	3,494	79,226	DSG international plc	20,221	7,679
		251,386	GlaxoSmithKline plc	4,796	84,456
SWEDEN — 1.3%			Go-Ahead Group plc	633	12,441
Alfa Laval AB	1,993	19,076	HSBC Holdings plc (Hong Kong)	2,400	20,111
Electrolux AB B Shares(1)	840	11,775
			HSBC Holdings plc	8,107	67,301
JM AB(1)	619	4,274
			Jardine Lloyd Thompson Group plc	2,955	19,649
Nordea Bank AB	1,150	9,125	Kazakhmys plc	656	6,838
Svenska Handelsbanken AB			Lloyds Banking Group plc	7,336	8,443
A Shares	413	7,804
Telefonaktiebolaget LM Ericsson			Man Group plc	4,625	21,228
B Shares	1,978	19,347	Marks & Spencer Group plc	3,621	18,276
		71,401	Mitchells & Butlers plc(1)	1,442	5,904
SWITZERLAND — 7.4%			National Express Group plc	1,875	9,575
Actelion Ltd.(1)	514	26,954	Old Mutual plc	12,202	16,248
Bobst Group AG(1)	260	7,328	Pearson plc	1,547	15,539
Credit Suisse Group AG	1,032	47,110	Prudential plc	1,289	8,771
Kuehne + Nagel International AG	347	27,240	Punch Taverns plc(1)	4,902	8,210
Lonza Group AG	29	2,880	Reckitt Benckiser Group plc	412	18,777
Nestle SA	3,058	115,412	Reed Elsevier plc	1,511	11,266
Novartis AG	1,753	71,222	Rio Tinto plc	518	18,033
OC Oerlikon Corp. AG(1)	127	7,134	Smith & Nephew plc	884	6,554
Roche Holding AG	331	45,032	Standard Chartered plc	1,154	21,735
Swiss Reinsurance	208	6,882	Tesco plc	2,401	13,995
Syngenta AG	68	15,791	Thomson Reuters plc	841	23,996
UBS AG(1)	906	11,085	Tomkins plc	2,773	6,776
Verwaltungs- und Privat-Bank AG	65	6,394	Unilever plc	302	7,087
Zurich Financial Services AG	94	16,639	Vedanta Resources plc	428	9,110
		407,103	Vodafone Group plc	38,411	74,247
TAIWAN (REPUBLIC OF CHINA) — 0.2%			Wm Morrison Supermarkets plc	4,005	15,606
iShares MSCI Taiwan Index Fund	933	9,414			1,005,081
UNITED KINGDOM — 18.2%			UNITED STATES — 0.1%
Admiral Group plc	319	4,580	Freeport-McMoRan
			Copper & Gold, Inc.	102	5,111
Anglo American plc	566	16,516	TOTAL COMMON STOCKS,
Antofagasta plc	1,744	16,935	RIGHTS, & WARRANTS
AstraZeneca plc	1,115	49,102	(Cost $6,107,287)		5,365,603
BAE Systems plc	780	4,354

13

International Core Equity

	Value	Notes to Schedule of Investments
Temporary Cash Investments — 1.8%		ADR = American Depositary Receipt
Repurchase Agreement, Deutsche Bank		CVA = Certificaten Van Aandelen
Securities, Inc., (collateralized by various		ETF = Exchange Traded Fund
U.S. Treasury obligations, 4.875%, 7/31/11,		MSCI = Morgan Stanley Capital International
valued at $102,016), in a joint trading account		(1) Non-income producing.
at 0.001%, dated 6/30/09, due 7/1/09
(Delivery value $100,000)		(2) Category is less than 0.05% of total net assets.
(Cost $100,000)	$ 100,000
TOTAL INVESTMENT		Geographic classifications and market sector diversification
SECURITIES — 99.1%		are unaudited.
(Cost $6,207,287)	5,465,603
OTHER ASSETS
AND LIABILITIES — 0.9%	48,701	See Notes to Financial Statements.
TOTAL NET ASSETS — 100.0%	$5,514,304

Market Sector Diversification
(as a % of net assets)
Financials	20.5%
Materials	11.4%
Consumer Staples	9.6%
Energy	9.5%
Consumer Discretionary	9.0%
Industrials	8.9%
Health Care	8.7%
Information Technology	6.8%
Telecommunication Services	5.6%
Utilities	4.2%
Diversified	3.1%
Cash and Equivalents*	2.7%
*Includes temporary cash investments and other assets and liabilities.

14

Statement of Assets and Liabilities

JUNE 30, 2009
Assets
Investment securities, at value (cost of $6,207,287)	$5,465,603
Cash	88,071
Foreign currency holdings, at value (cost of $16,054)	16,802
Receivable for capital shares sold	2,608
Dividends and interest receivable	18,395
5,591,479

Liabilities
Payable for investments purchased	70,365
Accrued management fees	5,198
Distribution fees payable	867
Service fees (and distribution fees — A Class and R Class) payable	745
77,175

Net Assets	$5,514,304

See Notes to Financial Statements.

15

JUNE 30, 2009
Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 9,550,947
Undistributed net investment income	95,103
Accumulated net realized loss on investment and foreign currency transactions	(3,391,240)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(740,506)
$ 5,514,304

Investor Class, $0.01 Par Value
Net assets	$1,704,020
Shares outstanding	293,682
Net asset value per share	$5.80

Institutional Class, $0.01 Par Value
Net assets	$861,863
Shares outstanding	148,312
Net asset value per share	$5.81

A Class, $0.01 Par Value
Net assets	$903,147
Shares outstanding	155,870
Net asset value per share	$5.79
Maximum offering price (net asset value divided by 0.9425)	$6.14

B Class, $0.01 Par Value
Net assets	$651,100
Shares outstanding	112,903
Net asset value per share	$5.77

C Class, $0.01 Par Value
Net assets	$742,428
Shares outstanding	128,748
Net asset value per share	$5.77

R Class, $0.01 Par Value
Net assets	$651,746
Shares outstanding	112,672
Net asset value per share	$5.78

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $17,465)	$ 240,141
Interest	426
Securities lending, net	2,783
243,350

Expenses:
Management fees	65,159
Distribution fees:
B Class	5,448
C Class	5,804
Service fees:
B Class	1,816
C Class	1,934
Distribution and service fees:
A Class	2,532
R Class	3,450
Directors’ fees and expenses	236
Other expenses	11
86,390

Net investment income (loss)	156,960

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,680,785)
Foreign currency transactions	(269,938)
(2,950,723)

Change in net unrealized appreciation (depreciation) on:
Investments	18,630
Translation of assets and liabilities in foreign currencies	(534,715)
(516,085)

Net realized and unrealized gain (loss)	(3,466,808)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,309,848)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2009 AND JUNE 30, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 156,960	$ 174,994
Net realized gain (loss)	(2,950,723)	(385,219)
Change in net unrealized appreciation (depreciation)	(516,085)	(948,348)
Net increase (decrease) in net assets resulting from operations	(3,309,848)	(1,158,573)

Distributions to Shareholders
From net investment income:
Investor Class	(57,258)	(39,620)
Institutional Class	(36,330)	(25,247)
A Class	(39,459)	(23,047)
B Class	(22,215)	(9,938)
C Class	(23,521)	(10,018)
R Class	(23,733)	(15,423)
From net realized gains:
Investor Class	—	(103,169)
Institutional Class	—	(59,422)
A Class	—	(69,181)
B Class	—	(55,228)
C Class	—	(55,672)
R Class	—	(54,677)
Decrease in net assets from distributions	(202,516)	(520,642)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	247,737	2,887,254

Redemption Fees
Increase in net assets from redemption fees	1,686	236

Net increase (decrease) in net assets	(3,262,941)	1,208,275

Net Assets
Beginning of period	8,777,245	7,568,970
End of period	$ 5,514,304	$ 8,777,245

Undistributed net investment income	$95,103	$137,856

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Core Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies located in developed countries, excluding the United States and Canada. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

19

Securities on Loan — The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

20

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.8180% to 1.0000% and the rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the year ended June 30, 2009 was 1.17% for all classes except Institutional Class, which was 0.97%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended June 30, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM owns 69% of the outstanding shares of the fund.

21

The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2009, were $7,817,610 and $7,598,555, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2009		Year ended June 30, 2008
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	157,815	$905,189	158,216	$1,738,571
Issued in reinvestment of distributions	9,754	57,258	13,770	142,789
Redeemed	(139,613)	(919,168)	(31,917)	(325,078)
	27,956	43,279	140,069	1,556,282
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	24,102	150,081	39,265	408,830
Issued in reinvestment of distributions	6,189	36,330	8,165	84,669
Redeemed	(23,146)	(131,344)	(7,763)	(80,455)
	7,145	55,067	39,667	413,044
A Class/Shares Authorized	10,000,000		10,000,000
Sold	41,302	274,950	63,200	682,523
Issued in reinvestment of distributions	6,722	39,459	7,671	79,550
Redeemed	(45,138)	(234,179)	(21,212)	(215,582)
	2,886	80,230	49,659	546,491
B Class/Shares Authorized	10,000,000		10,000,000
Sold	847	6,249	8,720	81,080
Issued in reinvestment of distributions	3,785	22,215	6,290	65,166
Redeemed	(8,477)	(39,164)	(546)	(5,597)
	(3,845)	(10,700)	14,464	140,649
C Class/Shares Authorized	10,000,000		10,000,000
Sold	5,154	31,543	10,886	112,483
Issued in reinvestment of distributions	4,007	23,521	6,341	65,690
Redeemed	—	—	(1,822)	(19,575)
	9,161	55,064	15,405	158,598
R Class/Shares Authorized	10,000,000		10,000,000
Sold	165	1,064	198	2,090
Issued in reinvestment of distributions	4,043	23,733	6,766	70,100
	4,208	24,797	6,964	72,190
Net increase (decrease)	47,511	$247,737	266,228	$2,887,254

22

5. Securities Lending

As of June 30, 2009, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund’s risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data  (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks, Rights, & Warrants	$249,782	$5,115,821	—
Temporary Cash Investments	—	100,000	—
Total Value of Investment Securities	$249,782	$5,215,821	—

7. Bank Line of Credit

The fund, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the fund to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended June 30, 2009.

23

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2009, the fund did not utilize the program.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

10. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 were as follows:

	2009	2008
Distributions Paid From
Ordinary income	$202,516	$520,642
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments	$6,277,112
Gross tax appreciation of investments	$ 358,051
Gross tax depreciation of investments	(1,169,560)
Net tax appreciation (depreciation) of investments	$ (811,509)
Net tax appreciation (depreciation) on derivatives and translation
of assets and liabilities in foreign currencies	$ 1,143
Net tax appreciation (depreciation)	$(810,366)
Undistributed ordinary income	$106,270
Accumulated capital losses	$(1,139,974)
Capital loss deferral	$(2,192,573)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and on passive foreign investment companies.

24

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions and contributions. The capital loss carryovers expire in 2017.

The capital loss deferral listed on the previous page represents net capital losses incurred in the eight-month period ended June 30, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

12. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2009.

As of June 30, 2009, the fund hereby designates $17,465 as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended June 30, 2009, the fund earned $256,608 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on June 30, 2009 are $0.2695 and $0.0183, respectively.

25

Financial Highlights
International Core Equity

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.72	$11.88	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.20	0.28	0.15
Net Realized and Unrealized Gain (Loss)	(3.87)	(1.69)	1.73
Total From Investment Operations	(3.67)	(1.41)	1.88
Distributions
From Net Investment Income	(0.25)	(0.21)	—
From Net Realized Gains	—	(0.54)	—
Total Distributions	(0.25)	(0.75)	—
Net Asset Value, End of Period	$5.80	$9.72	$11.88

Total Return(3)	(37.81)%	(12.30)%	18.80%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.17%	1.16%	1.18%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.09%	2.50%	2.30%(4)
Portfolio Turnover Rate	131%	108%	51%
Net Assets, End of Period (in thousands)	$1,704	$2,583	$1,493

(1)	November 30, 2006 (fund inception) through June 30, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

26

International Core Equity

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.73	$11.90	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.20	0.29	0.16
Net Realized and Unrealized Gain (Loss)	(3.86)	(1.69)	1.74
Total From Investment Operations	(3.66)	(1.40)	1.90
Distributions
From Net Investment Income	(0.26)	(0.23)	—
From Net Realized Gains	—	(0.54)	—
Total Distributions	(0.26)	(0.77)	—
Net Asset Value, End of Period	$5.81	$9.73	$11.90

Total Return(3)	(37.65)%	(12.19)%	19.00%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.97%	0.96%	0.98%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.29%	2.70%	2.50%(4)
Portfolio Turnover Rate	131%	108%	51%
Net Assets, End of Period (in thousands)	$862	$1,374	$1,208

(1)	November 30, 2006 (fund inception) through June 30, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

27

International Core Equity

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.71	$11.87	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.17	0.24	0.13
Net Realized and Unrealized Gain (Loss)	(3.86)	(1.68)	1.74
Total From Investment Operations	(3.69)	(1.44)	1.87
Distributions
From Net Investment Income	(0.23)	(0.18)	—
From Net Realized Gains	—	(0.54)	—
Total Distributions	(0.23)	(0.72)	—
Net Asset Value, End of Period	$5.79	$9.71	$11.87

Total Return(3)	(38.00)%	(12.53)%	18.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.42%	1.41%	1.43%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.84%	2.25%	2.05%(4)
Portfolio Turnover Rate	131%	108%	51%
Net Assets, End of Period (in thousands)	$903	$1,485	$1,226

(1)	November 30, 2006 (fund inception) through June 30, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

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International Core Equity

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.66	$11.81	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.13	0.15	0.08
Net Realized and Unrealized Gain (Loss)	(3.83)	(1.66)	1.73
Total From Investment Operations	(3.70)	(1.51)	1.81
Distributions
From Net Investment Income	(0.19)	(0.10)	—
From Net Realized Gains	—	(0.54)	—
Total Distributions	(0.19)	(0.64)	—
Net Asset Value, End of Period	$5.77	$9.66	$11.81

Total Return(3)	(38.34)%	(13.26)%	18.20%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.17%	2.16%	2.18%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.09%	1.50%	1.30%(4)
Portfolio Turnover Rate	131%	108%	51%
Net Assets, End of Period (in thousands)	$651	$1,128	$1,208

(1)	November 30, 2006 (fund inception) through June 30, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

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International Core Equity

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.66	$11.82	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.13	0.15	0.08
Net Realized and Unrealized Gain (Loss)	(3.83)	(1.67)	1.74
Total From Investment Operations	(3.70)	(1.52)	1.82
Distributions
From Net Investment Income	(0.19)	(0.10)	—
From Net Realized Gains	—	(0.54)	—
Total Distributions	(0.19)	(0.64)	—
Net Asset Value, End of Period	$5.77	$9.66	$11.82

Total Return(3)	(38.34)%	(13.26)%	18.20%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.17%	2.16%	2.18%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.09%	1.50%	1.30%(4)
Portfolio Turnover Rate	131%	108%	51%
Net Assets, End of Period (in thousands)	$742	$1,156	$1,231

(1)	November 30, 2006 (fund inception) through June 30, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

30

International Core Equity

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.69	$11.85	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.16	0.20	0.11
Net Realized and Unrealized Gain (Loss)	(3.85)	(1.67)	1.74
Total From Investment Operations	(3.69)	(1.47)	1.85
Distributions
From Net Investment Income	(0.22)	(0.15)	—
From Net Realized Gains	—	(0.54)	—
Total Distributions	(0.22)	(0.69)	—
Net Asset Value, End of Period	$5.78	$9.69	$11.85

Total Return(3)	(38.13)%	(12.78)%	18.50%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.67%	1.66%	1.68%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.59%	2.00%	1.80%(4)
Portfolio Turnover Rate	131%	108%	51%
Net Assets, End of Period (in thousands)	$652	$1,051	$1,203

(1)	November 30, 2006 (fund inception) through June 30, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Core Equity Fund (one of the ten funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 27, 2009

32

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Fund: Director (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

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Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Dimensional Fund Advisors

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Fund: Director (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

34

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and
Treasurer and Chief Financial Officer, various American Century Investments funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to
present); and Controller, various American Century Investments funds (1997 to September 2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Fund: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present); Vice President, certain ACC subsidiaries (October 2001 to August 2006);
Vice President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as:
Chief Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and Senior
Vice President, ACIS

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”).  At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the International Core Equity Fund (the “fund”) and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the fund;

• the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the fund to the cost of owning a similar fund;

• data comparing the fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund investment management clients of the advisor; and

36

• collateral or “fall-out” benefits derived by the advisor from the manage-ment of the fund, and potential sharing of economies of scale in connection with the management of the fund.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of the fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

37

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for the fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund’s performance for the one-year period was above its benchmark.

Shareholder and Other Services. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

38

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the fund. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the

39

advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of the fund was below the median of the total expense ratios of its peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between the fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term. Also, as part of this process, the advisor and the Directors concluded that it would be appropriate to discuss over the coming year the possibility of changes in the overall fee structure of the fund.

40

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

41

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI Pacific Free ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Pacific region, excluding Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

42

Notes

43

Notes

44

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-ANN-66118N

Annual Report
June 30, 2009

American Century Investments

NT Equity Growth Fund

NT Small Company Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended June 30, 2009. We appreciate your trust in American Century Investments® during these challenging times.

The U.S. economy continued to struggle at the close of the reporting period, part of the lingering fallout from the subprime-initiated credit and financial crises and global recession that shook the capital markets during the past two years. The recession has affected everyone—from first-time individual investors to hundred-year-old financial institutions.

However, as we mark the second anniversary of the start of the subprime mortgage meltdown, the worst of the economic and financial market obstacles appear to be behind us. The rate of U.S. economic decline has slowed, as have the drop-offs in housing prices and jobs. Risk appetites returned to the markets in recent months, evidenced by the strong stock rebound since early March.

Risk was a predominant theme during the reporting period, as the investment pendulum swung from risk avoidance to risk acceptance. We believe, however, that caution and risk management are still advisable. We don’t think we’re out of the economic woods yet, not with mortgage and corporate default rates on the rise, housing prices continuing to decline in some regions, and job losses still mounting.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitment to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

The coming months will likely present additional challenges, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective	2
U.S. Stock Index Returns	2

NT Equity Growth

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Five Largest Overweights	7
Five Largest Underweights.	7

NT Small Company

Performance	8
Portfolio Commentary	10
Top Ten Holdings	12
Five Largest Overweights	12
Five Largest Underweights.	12

Shareholder Fee Examples	13

Financial Statements

Schedule of Investments	15
Statement of Assets and Liabilities	27
Statement of Operations	28
Statement of Changes in Net Assets	29
Notes to Financial Statements	30
Financial Highlights	36
Report of Independent Registered Public Accounting Firm	38

Other Information

Management	39
Approval of Management Agreements	42
Additional Information	46
Index Definitions	47

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By John Schniedwind, Chief Investment Officer, Quantitative Equity

A Historic Market Decline Sank Stocks

U.S. stocks fell sharply for the 12 months ended June 30, 2009, in an environment of extreme volatility and dramatic shifts in market sentiment. The major stock indices remained on a downward trajectory for much of the 12-month period as a deepening economic downturn, a worsening credit crunch, and a near collapse in the financial sector weighed on investor confidence.

The U.S. economy, already in recession since the end of 2007, contracted in the last two quarters of 2008 and the first quarter of 2009. The slumping economy was characterized by substantial job losses (leading to the highest unemployment rate since 1983), a drop-off in consumer spending, and further deterioration in the housing market.

At the same time, a lack of liquidity in the credit markets put enormous pressure on the balance sheets and profitability of financial companies worldwide. After a series of bankruptcies and takeovers swept through the financial sector in late 2008, the federal government moved swiftly to provide financial assistance and other support to prevent a full-scale breakdown in the financial system.

The economic and financial difficulties led to a steep market decline throughout the last half of 2008 and into early 2009. From the beginning of the reporting period through March 9, 2009, the broad stock indices plummeted by more than 45%.

Early Signs of Recovery

Market conditions changed dramatically in the last few months of the period. The stock market hit a multi-year low on March 9 and then staged a powerful rally as signs of economic stabilization generated optimism about a possible recovery. Investors also grew more confident about the federal government’s actions to stimulate economic activity and restore liquidity in the credit markets.

Despite the recent rebound, the broad equity indices declined by more than 25% for the 12-month period (see the table below). Much of the rally late in the period was driven by changing perceptions, but a truly sustainable long-term advance requires substantial improvements in economic and company fundamentals, which have yet to materialize.

U.S. Stock Index Returns
For the 12 months ended June 30, 2009
Russell 1000 Index (Large-Cap)	–26.69%	Russell 2000 Index (Small-Cap)	–25.01%
Russell 1000 Growth Index	–24.50%	Russell 2000 Growth Index	–24.85%
Russell 1000 Value Index	–29.03%	Russell 2000 Value Index	–25.24%
Russell Midcap Index	–30.36%
Russell Midcap Growth Index	–30.33%
Russell Midcap Value Index	–30.52%

2

Performance

NT Equity Growth

Total Returns as of June 30, 2009
		Average Annual
		Returns
		Since	Inception
	1 year	Inception	Date
Institutional Class	-27.73%	-9.02%	5/12/06
S&P 500 Index(1)	-26.21%	-8.29%	—

(1)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

NT Equity Growth

One-Year Returns Over Life of Class
Periods ended June 30
	2006*	2007	2008	2009
Institutional Class	-1.18%	18.08%	-11.84%	-27.73%
S&P 500 Index	-1.39%	20.59%	-13.12%	-26.21%
*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

NT Equity Growth

Portfolio Managers: Bill Martin and Tom Vaiana

Performance Summary

NT Equity Growth returned –27.73% for the fiscal year ended June 30, 2009, trailing the –26.21% return of its benchmark, the S&P 500 Index.

The substantial decline for both NT Equity Growth and the S&P 500 during the 12-month period reflected the challenging environment for stocks amid a deteriorating economy and a crisis in the financial sector. NT Equity Growth also underperformed the S&P 500 during the period, with the bulk of the underperformance occurring in the last six months. The primary contributing factor to the fund’s underperformance of its benchmark was individual stock selection, which detracted in eight of ten market sectors.

Technology Lagged

The fund’s information technology holdings had the biggest negative impact on performance versus the S&P 500. Stock selection among semiconductor manufacturers and communications equipment makers contributed much of the underperformance in this sector. The most significant individual detractors included semiconductor testing firm Amkor Technology, which struggled amid a broad-based slowdown across all of its end markets, and printer maker Lexmark International, which tumbled sharply as a decline in business spending on technology dampened sales.

Underweight positions in several of the better performers in the technology sector also weighed on relative results. Examples included wireless technology firm QUALCOMM and database software company Oracle, both of which posted positive returns for the 12-month period.

Energy and Consumer Staples Also Detracted

The portfolio’s energy and consumer staples holdings underperformed their counterparts in the index. Underperformance in the energy sector resulted almost entirely from stock selection among energy producers; in fact, three of the five biggest individual detractors from relative performance were oil and gas production companies. The culprits included Stone Energy, which was hit hard by declining fuel prices and an ill-timed acquisition; W&T Offshore, which tumbled as offshore drilling activity declined; and Conoco-Phillips, which struggled as weak demand and falling energy prices led to tighter refining profit margins.

In the consumer staples sector, stock choices among beverage companies and food products makers generated much of the underperformance. Beverage maker Dr Pepper Snapple Group faced declining sales and a considerable debt load, while agricultural producer Archer-Daniels-Midland reported disappointing earnings as sales slumped.

5

NT Equity Growth

The portfolio’s worst individual contributor was independent power producer RRI Energy, formerly known as Reliant Energy. As demand for electricity waned, putting downward pressure on energy prices, RRI faced shrinking profit margins and higher financing costs.

Financials and Industrials Outperformed

On the positive side, stock selection was most successful in the beaten-down financials sector. Security selection contributed positively in nearly every segment within the financials sector, most notably among insurance firms and commercial banks. Avoiding insurance giant American International Group (AIG) was the biggest positive factor—AIG plunged by more than 90% during the 12-month period as the company’s severe credit-related losses led to the largest federal government bailout ever.

Overweight positions in property and casualty insurers ACE and Arch Capital added value during the period. Both companies benefited from their relatively strong balance sheets and firmer pricing in their end markets. Commercial banks Regions Financial and Toronto-Dominion Bank were also significant positive contributors.

Stock selection in the industrials sector contributed favorably to performance versus the S&P 500. The keys in this sector were an underweight position in industrial conglomerates and stock choices among aerospace and defense companies. Top contributors included aerospace company Goodrich, which reported healthy earnings amid strength in its defense business, and construction and engineering firm Shaw Group, which benefited from its exposure to nuclear projects in China.

Other notable contributors included biotechnology firm Amgen and fast-food chain McDonald’s. Amgen advanced thanks to successful clinical trials for the company’s new osteoporosis medication, while McDonald’s benefited as the economic downturn caused budget-conscious consumers to seek out less expensive dining options.

A Look Ahead

In the wake of the recent market rally, the question now is whether the economy is recuperating enough to support a broader advance. The key indicators will be stabilizing home prices, a rebound in consumer spending, and a peak in the unemployment rate. Historically, a stock market rally during a recession signals an end to the recession within four or five months, suggesting that we may see a recovery before the end of the year. However, unlike the rapid recoveries that grew out of some past recessions, we expect to see a slow, gradual expansion.

We are placing additional emphasis on our valuation factors—valuations remain attractive, and a valuation-based investment strategy has historically outperformed when the economy emerges from recession. In addition, we are emphasizing quality, seeking companies with strong balance sheets and healthy cash flow. We believe this positioning will help the fund capitalize on an eventual but uneven economic recovery.

6

NT Equity Growth

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Exxon Mobil Corp.	4.3%	6.0%
Johnson & Johnson	2.6%	3.1%
International Business Machines Corp.	2.3%	1.6%
Microsoft Corp.	2.3%	2.6%
AT&T, Inc.	1.9%	2.0%
Procter & Gamble Co. (The)	1.9%	3.1%
JPMorgan Chase & Co.	1.9%	1.6%
Apple, Inc.	1.7%	0.9%
Wal-Mart Stores, Inc.	1.5%	1.8%
Cisco Systems, Inc.	1.5%	1.0%

NT Equity Growth’s Five Largest Overweights as of June 30, 2009
	% of	% of
	net assets	S&P 500 Index
Financial Select Sector SPDR Fund	0.90%	—
NRG Energy, Inc.	0.84%	—
Amgen, Inc.	1.44%	0.67%
Eli Lilly & Co.	1.12%	0.44%
Johnson & Johnson	2.62%	1.95%

NT Equity Growth’s Five Largest Underweights as of June 30, 2009
	% of	% of
	net assets	S&P 500 Index
Philip Morris International, Inc.	—	1.06%
Wyeth	—	0.75%
Merck & Co., Inc.	—	0.73%
General Electric Co.	0.87%	1.54%
United Technologies Corp.	—	0.61%

7

Performance

NT Small Company

Total Returns as of June 30, 2009
		Average Annual
		Returns
		Since	Inception
	1 year	Inception	Date
Institutional Class	-35.83%	-17.09%	5/12/06
S&P SmallCap 600 Index(1)	-25.31%	-9.94%	—
(1) Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

8

NT Small Company

One-Year Returns Over Life of Class
Periods ended June 30
	2006*	2007	2008	2009
Institutional Class	-4.17%	11.48%	-18.98%	-35.83%
S&P SmallCap 600 Index	-2.63%	16.04%	-14.67%	-25.31%
*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.68%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

9

Portfolio Commentary

NT Small Company

Portfolio Managers: Matti Von Türk, Tom Vaiana, Brian Ertley, and Melissa Fong

Performance Summary

NT Small Company returned –35.83% for the fiscal year ended June 30, 2009, trailing the –25.31% return of its benchmark, the S&P SmallCap 600 Index.

The substantial decline for both NT Small Company and the S&P SmallCap 600 Index during the 12-month period reflected the challenging environment for stocks amid a deteriorating economy and a crisis in the financial sector. NT Small Company also underperformed the index during the period, with the bulk of the underperformance occurring in the last half of 2008. A series of dramatic shifts in market sentiment during the period had a negative impact on price momentum—a component of the fund’s stock selection process—creating a headwind for our investment approach.

Industrials Lagged

Stock selection detracted from performance versus the S&P SmallCap 600 Index in seven of ten market sectors, most notably in the industrials sector. Stock choices among machinery manufacturers and electrical equipment makers had the biggest negative impact on relative results in this sector.

The worst contributor in the industrials sector was machinery maker Robbins & Myers, which reduced future earnings guidance amid a slowdown in orders and losses in its pharmaceutical unit. GrafTech International, which provides graphite electrodes to the steel industry, was negatively impacted by weaker demand for steel and a drop in industrial production. A slump in the commercial airplane industry weighed on Woodward Governor, which makes electrical equipment for aircraft.

Consumer Discretionary and Technology Also Detracted

The portfolio’s consumer discretionary and information technology holdings also contributed significantly to the fund’s overall underperformance of the benchmark index. Specialty retailers and auto components producers detracted the most in the consumer discretionary sector. Auto parts maker TRW Automotive Holdings plummeted as the domestic auto industry faced bankruptcy and restructuring, while apparel maker Warnaco Group tumbled as consumers curtailed their retail spending.

In the information technology sector, stock selection among semiconductor manufacturers and software makers generated the lion’s share of the under-performance. Declining demand for semiconductors weighed on several fund holdings, including semiconductor testing firm Amkor Technology, which struggled amid a broad-based slowdown across the semiconductor industry, and chip-design software firm Mentor Graphics.

10

NT Small Company

Other notable decliners included food industry waste recycler Darling International, which felt the impact of plunging commodity prices in the last half of 2008, and oil and gas producer Stone Energy, which was hit hard by declining fuel prices and an ill-timed acquisition.

Financials and Telecom Added Value

Stock selection was most successful in the financials and telecommunication services sectors, which were among the worst-performing sectors in the index during the 12-month period. Stock selection in the insurance industry contributed virtually all of the outperformance in the financials sector. Property and casualty insurers Allied World Assurance Company Holdings and Aspen Insurance Holdings were top contributors, benefiting from their relatively strong balance sheets and firmer pricing in their end markets. Real estate investment trust Equity LifeStyle Properties, which owns resort communities, also fared well during the period, exceeding earnings expectations and increasing its dividend.

In the telecom services sector, regional telecom provider CenturyTel was the top contributor as the company reported robust earnings and completed an important acquisition. Wireless services provider Syniverse Holdings, which receives transaction fees for linking up roaming phone calls and data (such as text messaging) between wireless networks, advanced as increased transaction volumes helped lift earnings for the company.

Other top contributors included paper products manufacturer Rock-Tenn, which benefited from a timely acquisition and lower input costs as energy prices declined; home health care services provider Apria Healthcare, which was acquired by a private equity firm in late 2008; and discount retailer Dollar Tree, which benefited from increased demand for discounted goods as a result of the economic downturn.

A Look Ahead

In the wake of the recent market rally, the question now is whether the economy is recuperating enough to support a broader advance. The key indicators will be stabilizing home prices, a rebound in consumer spending, and a peak in the unemployment rate. Historically, a stock market rally during a recession signals an end to the recession within four or five months, suggesting that we may see a recovery before the end of the year. However, unlike the rapid recoveries that grew out of some past recessions, we expect to see a slow, gradual expansion.

We are placing additional emphasis on our valuation factors—valuations remain attractive, and a valuation-based investment strategy has historically outperformed when the economy emerges from recession. In addition, we are also emphasizing quality, seeking companies with strong balance sheets and healthy cash flow. We believe this positioning will help the fund capitalize on an eventual but uneven economic recovery.

11

NT Small Company

Top Ten Holdings as of June 30, 2009
	% of net assets	% of net assets
	as of 6/30/09	as of 12/31/08
Rock-Tenn Co., Class A	1.4%	1.2%
SPDR KBW Regional Banking ETF	1.3%	1.2%
Skyworks Solutions, Inc.	1.0%	0.7%
EMCOR Group, Inc.	1.0%	1.1%
Kirby Corp.	1.0%	0.7%
Taubman Centers, Inc.	0.9%	0.7%
Oil States International, Inc.	0.9%	0.7%
Equity LifeStyle Properties, Inc.	0.8%	0.9%
CEC Entertainment, Inc.	0.8%	0.6%
Cypress Semiconductor Corp.	0.8%	0.3%

NT Small Company’s Five Largest Overweights as of June 30, 2009
	% of	% of S&P
	net assets	SmallCap 600 Index
SPDR KBW Regional Banking ETF	1.31%	—
Rock-Tenn Co., Class A	1.44%	0.45%
Taubman Centers, Inc.	0.86%	—
Equity LifeStyle Properties, Inc.	0.84%	—
Celestica, Inc.	0.81%	—

NT Small Company’s Five Largest Underweights as of June 30, 2009
	% of	% of S&P
	net assets	SmallCap 600 Index
MEDNAX, Inc.	—	0.60%
Piedmont Natural Gas Co., Inc.	—	0.55%
ProAssurance Corp.	—	0.47%
SEACOR Holdings, Inc.	—	0.47%
CLARCOR, Inc.	—	0.46%

12

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2009 to June 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

13

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/09	6/30/09	1/1/09 – 6/30/09	Expense Ratio*
NT Equity Growth — Institutional Class
Actual	$1,000	$996.10	$2.47	0.50%
Hypothetical	$1,000	$1,022.32	$2.51	0.50%
NT Small Company — Institutional Class
Actual	$1,000	$971.70	$3.42	0.70%
Hypothetical	$1,000	$1,021.32	$3.51	0.70%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

14

Schedule of Investments
NT Equity Growth

JUNE 30, 2009

	Shares	Value		Shares	Value
Common Stocks — 98.8%			Federated Investors, Inc.,
			Class B	15,930	$ 383,754
AEROSPACE & DEFENSE — 3.3%			Goldman Sachs
Alliant Techsystems, Inc.(1)	7,054	$ 580,967	Group, Inc. (The)	12,989	1,915,098
General Dynamics Corp.	30,563	1,692,885	Knight Capital Group, Inc.,
Goodrich Corp.	25,801	1,289,276	Class A(1)	2,071	35,310
L-3 Communications			Morgan Stanley	31,980	911,750
Holdings, Inc.	2,724	188,991			5,440,987
Northrop Grumman Corp.	25,639	1,171,189	CHEMICALS — 0.8%
Raytheon Co.	31,174	1,385,061	CF Industries Holdings, Inc.	8,982	665,926
		6,308,369	Monsanto Co.	1,702	126,527
AIR FREIGHT & LOGISTICS — 0.9%			OM Group, Inc.(1)	8,158	236,745
C.H. Robinson Worldwide, Inc.	3,856	201,090	Terra Industries, Inc.	22,460	543,981
FedEx Corp.	6,830	379,885			1,573,179
United Parcel Service, Inc.,			COMMERCIAL BANKS — 2.6%
Class B	23,047	1,152,120	Bank of Montreal	8,880	374,292
		1,733,095	Canadian Imperial
AIRLINES — 0.2%			Bank of Commerce	6,026	301,722
Copa Holdings SA, Class A	2,134	87,110	PNC Financial Services
Southwest Airlines Co.	30,457	204,976	Group, Inc.	5,758	223,468
		292,086	Royal Bank of Canada	2,975	121,529
AUTO COMPONENTS — 1.1%			Toronto-Dominion Bank (The)	22,232	1,149,617
Autoliv, Inc.	4,848	139,477	U.S. Bancorp.	12,936	231,813
Gentex Corp.	36,622	424,815	Valley National Bancorp.	9,965	116,590
Magna International, Inc.,			Wells Fargo & Co.	97,495	2,365,229
Class A	10,183	430,130			4,884,260
TRW Automotive Holdings			COMMERCIAL SERVICES & SUPPLIES — 0.1%
Corp.(1)	44,623	504,240
			Waste Management, Inc.	6,084	171,325
WABCO Holdings, Inc.	28,962	512,627	COMMUNICATIONS EQUIPMENT — 3.4%
		2,011,289	Arris Group, Inc.(1)	6,113	74,334
BEVERAGES — 2.1%			Cisco Systems, Inc.(1)	152,284	2,838,574
Coca-Cola Co. (The)	44,979	2,158,542
			Plantronics, Inc.	9,432	178,359
Coca-Cola Enterprises, Inc.	55,700	927,405
			Polycom, Inc.(1)	11,065	224,288
PepsiCo, Inc.	17,709	973,287
		4,059,234	QUALCOMM, Inc.	51,189	2,313,743
			Research In Motion Ltd.(1)	7,264	516,107
BIOTECHNOLOGY — 2.2%
			Tellabs, Inc.(1)	61,584	352,876
Amgen, Inc.(1)	51,814	2,743,033
Biogen Idec, Inc.(1)	370	16,706			6,498,281
			COMPUTERS & PERIPHERALS — 4.0%
Gilead Sciences, Inc.(1)	27,430	1,284,821
			Apple, Inc.(1)	22,476	3,201,257
Isis Pharmaceuticals, Inc.(1)	10,258	169,257
			EMC Corp.(1)	89,239	1,169,031
		4,213,817
CAPITAL MARKETS — 2.8%			Hewlett-Packard Co.	46,403	1,793,476
			NCR Corp.(1)	29,192	345,341
Bank of New York Mellon
Corp. (The)	39,707	1,163,812	Seagate Technology	60,167	629,347
BlackRock, Inc.	3,230	566,607	Western Digital Corp.(1)	20,659	547,463
Blackstone Group LP (The)	44,085	464,656			7,685,915

15

NT Equity Growth

	Shares	Value		Shares	Value
CONSTRUCTION & ENGINEERING — 1.0%			ENERGY EQUIPMENT & SERVICES — 3.3%
EMCOR Group, Inc.(1)	33,674	$ 677,521	Baker Hughes, Inc.	9,999	$ 364,364
Fluor Corp.	17,375	891,164	BJ Services Co.	38,304	522,084
Foster Wheeler AG(1)	10,728	254,790	Diamond Offshore
URS Corp.(1)	2,604	128,950	Drilling, Inc.	8,612	715,227
		1,952,425	ENSCO International, Inc.	16,796	585,676
CONSUMER FINANCE — 0.1%			Halliburton Co.	38,561	798,213
			National Oilwell Varco, Inc.(1)	26,177	854,941
Discover Financial Services	10,831	111,234
CONTAINERS & PACKAGING — 0.7%			Noble Corp.	4,502	136,185
			Oil States International, Inc.(1)	10,740	260,015
Pactiv Corp.(1)	38,660	838,922
Rock-Tenn Co., Class A	9,455	360,803	Schlumberger Ltd.	27,993	1,514,701
Sonoco Products Co.	4,735	113,403	Transocean Ltd.(1)	7,397	549,523
		1,313,128			6,300,929
DIVERSIFIED CONSUMER SERVICES — 0.5%			FOOD & STAPLES RETAILING — 2.4%
H&R Block, Inc.	54,637	941,396	Kroger Co. (The)	12,163	268,194
DIVERSIFIED FINANCIAL SERVICES — 2.9%			SUPERVALU, INC.	20,329	263,260
Bank of America Corp.	130,992	1,729,094	SYSCO Corp.	53,545	1,203,692
Citigroup, Inc.	108,849	323,282	Wal-Mart Stores, Inc.	60,220	2,917,057
JPMorgan Chase & Co.	103,728	3,538,162			4,652,203
		5,590,538	FOOD PRODUCTS — 2.4%
DIVERSIFIED TELECOMMUNICATION			Archer-Daniels-Midland Co.	59,143	1,583,258
SERVICES — 2.8%			ConAgra Foods, Inc.	48,947	932,930
AT&T, Inc.	144,931	3,600,086	Dean Foods Co.(1)	14,810	284,204
Embarq Corp.	2,959	124,456	General Mills, Inc.	4,480	250,969
Verizon Communications, Inc.	54,725	1,681,699	Hershey Co. (The)	3,550	127,800
Windstream Corp.	253	2,115	J.M. Smucker Co. (The)	14,144	688,247
		5,408,356	Kraft Foods, Inc., Class A	25,968	658,029
ELECTRIC UTILITIES — 1.5%			Lancaster Colony Corp.	1,666	73,421
Entergy Corp.	14,924	1,156,908			4,598,858
Exelon Corp.	7,169	367,124	GAS UTILITIES — 0.1%
FPL Group, Inc.	20,759	1,180,357	UGI Corp.	5,579	142,209
Pepco Holdings, Inc.	8,304	111,606	HEALTH CARE EQUIPMENT & SUPPLIES — 2.4%
		2,815,995	Becton, Dickinson & Co.	6,900	492,039
ELECTRICAL EQUIPMENT — 0.4%			Boston Scientific Corp.(1)	89,907	911,657
Cooper Industries Ltd.,			C.R. Bard, Inc.	14,981	1,115,335
Class A	11,955	371,203	Gen-Probe, Inc.(1)	7,787	334,685
GrafTech International Ltd.(1)	39,240	443,804
			Hospira, Inc.(1)	1,901	73,226
		815,007	Intuitive Surgical, Inc.(1)	4,216	689,991
ELECTRONIC EQUIPMENT, INSTRUMENTS &			St. Jude Medical, Inc.(1)	13,586	558,385
COMPONENTS — 0.9%
Arrow Electronics, Inc.(1)	18,366	390,094	STERIS Corp.	15,963	416,315
Celestica, Inc.(1)	144,513	985,579			4,591,633
Molex, Inc.	14,710	228,740	HEALTH CARE PROVIDERS & SERVICES — 1.4%
			Coventry Health Care, Inc.(1)	4,175	78,114
Tech Data Corp.(1)	1,465	47,920
			Express Scripts, Inc.(1)	6,224	427,900
		1,652,333
			Henry Schein, Inc.(1)	925	44,354
			Humana, Inc.(1)	28,648	924,185

16

NT Equity Growth

	Shares	Value		Shares	Value
Magellan Health			INTERNET & CATALOG RETAIL — 0.5%
Services, Inc.(1)	7,629	$ 250,384	Amazon.com, Inc.(1)	6,040	$ 505,307
Medco Health			Netflix, Inc.(1)	10,401	429,977
Solutions, Inc.(1)	5,848	266,727
Quest Diagnostics, Inc.	6,808	384,175			935,284
			INTERNET SOFTWARE & SERVICES — 1.7%
WellCare Health Plans, Inc.(1)	14,045	259,692
			Google, Inc., Class A(1)	5,979	2,520,687
		2,635,531
			Sohu.com, Inc.(1)	10,669	670,333
HOTELS, RESTAURANTS & LEISURE — 0.9%
McDonald’s Corp.	16,196	931,108			3,191,020
Panera Bread Co., Class A(1)	8,718	434,679	IT SERVICES — 3.3%
			Affiliated Computer Services,
WMS Industries, Inc.(1)	9,680	305,017	Inc., Class A(1)	7,119	316,226
		1,670,804	Alliance Data Systems
HOUSEHOLD DURABLES — 0.7%			Corp.(1)	9,082	374,087
Harman International			Broadridge Financial
Industries, Inc.	19,046	358,065	Solutions, Inc.	3,139	52,045
NVR, Inc.(1)	2,050	1,029,899	International Business
		1,387,964	Machines Corp.	42,073	4,393,263
HOUSEHOLD PRODUCTS — 2.5%			SAIC, Inc.(1)	21,914	406,505
Clorox Co.	5,053	282,109	Western Union Co. (The)	43,086	706,610
Colgate-Palmolive Co.	7,067	499,919			6,248,736
Kimberly-Clark Corp.	9,197	482,199	LEISURE EQUIPMENT & PRODUCTS — 0.2%
Procter & Gamble Co. (The)	69,978	3,575,876	Polaris Industries, Inc.	10,035	322,324
		4,840,103	LIFE SCIENCES TOOLS & SERVICES — 0.8%
INDEPENDENT POWER PRODUCERS &			Bruker Corp.(1)	54,529	504,939
ENERGY TRADERS — 1.4%			Millipore Corp.(1)	13,592	954,294
Mirant Corp.(1)	62,983	991,352			1,459,233
NRG Energy, Inc.(1)	61,578	1,598,565	MACHINERY — 1.6%
		2,589,917	AGCO Corp.(1)	26,554	771,925
INDUSTRIAL CONGLOMERATES — 1.4%			Cummins, Inc.	11,976	421,675
3M Co.	17,353	1,042,915	Dover Corp.	2,738	90,600
General Electric Co.	141,869	1,662,705	Flowserve Corp.	4,415	308,211
		2,705,620	Graco, Inc.	18,786	413,668
INSURANCE — 3.3%			Kennametal, Inc.	14,364	275,502
ACE Ltd.	13,404	592,859	Lincoln Electric Holdings, Inc.	8,330	300,213
Allied World Assurance Co.			Navistar International Corp.(1)	5,013	218,567
Holdings Ltd.	4,196	171,323	Timken Co.	16,213	276,918
American Financial					3,077,279
Group, Inc.	30,260	653,011
Aspen Insurance			MEDIA — 2.2%
Holdings Ltd.	26,007	580,996	CBS Corp., Class B	2,105	14,567
Berkshire Hathaway, Inc.,			Comcast Corp., Class A	113,663	1,646,977
Class A(1)	9	810,000	Interpublic Group of Cos.,
Chubb Corp. (The)	13,441	536,027	Inc. (The)(1)	13,958	70,488
CNA Financial Corp.	28,048	433,902	Marvel Entertainment, Inc.(1)	4,461	158,767
Endurance Specialty			Scripps Networks Interactive,
Holdings Ltd.	15,323	448,964	Inc., Class A	6,759	188,103
MetLife, Inc.	20,743	622,497	Time Warner Cable, Inc.	6,381	202,086
Prudential Financial, Inc.	38,844	1,445,774	Time Warner, Inc.	74,327	1,872,297
		6,295,353			4,153,285

17

NT Equity Growth

	Shares	Value		Shares	Value
METALS & MINING — 1.0%			PHARMACEUTICALS — 7.4%
Allegheny Technologies, Inc.	18,752	$ 655,007	Abbott Laboratories	32,115	$ 1,510,690
Cliffs Natural Resources, Inc.	9,569	234,154	Eli Lilly & Co.	62,038	2,148,996
Reliance Steel &			Endo Pharmaceuticals
Aluminum Co.	7,278	279,402	Holdings, Inc.(1)	13,772	246,794
Schnitzer Steel Industries,			Forest Laboratories, Inc.(1)	21,326	535,496
Inc., Class A	7,859	415,427	Johnson & Johnson	88,167	5,007,886
Worthington Industries, Inc.	19,838	253,728	King Pharmaceuticals, Inc.(1)	74,303	715,538
		1,837,718	Pfizer, Inc.	132,898	1,993,470
MULTILINE RETAIL — 0.6%			Schering-Plough Corp.	37,248	935,670
Dollar Tree, Inc.(1)	17,802	749,464
			Sepracor, Inc.(1)	22,561	390,756
Family Dollar Stores, Inc.	13,159	372,400	Valeant Pharmaceuticals
Sears Holdings Corp.(1)	561	37,318	International(1)	5,925	152,391
		1,159,182	Watson
MULTI-INDUSTRY — 1.8%			Pharmaceuticals, Inc.(1)	16,189	545,407
Consumer Staples Select					14,183,094
Sector SPDR Fund	52,947	1,217,251	PROFESSIONAL SERVICES — 0.1%
Financial Select Sector			Manpower, Inc.	6,087	257,724
SPDR Fund	142,995	1,711,650	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Health Care Select Sector			Host Hotels & Resorts, Inc.	21,426	179,764
SPDR Fund	22,215	584,477
			Simon Property Group, Inc.	4,363	224,389
		3,513,378
					404,153
MULTI-UTILITIES — 0.8%
			ROAD & RAIL — 0.9%
DTE Energy Co.	3,727	119,264
			Burlington Northern
Public Service Enterprise			Santa Fe Corp.	6,643	488,526
Group, Inc.	43,196	1,409,486
			CSX Corp.	8,905	308,380
		1,528,750
			Norfolk Southern Corp.	8,734	329,010
OIL, GAS & CONSUMABLE FUELS — 9.7%
			Union Pacific Corp.	12,369	643,930
Alpha Natural
Resources, Inc.(1)	13,564	356,326			1,769,846
Anadarko Petroleum Corp.	12,946	587,619	SEMICONDUCTORS & SEMICONDUCTOR
			EQUIPMENT — 2.8%
Apache Corp.	10,704	772,294
			Analog Devices, Inc.	9,516	235,806
Chevron Corp.	40,958	2,713,467
			Applied Materials, Inc.	43,067	472,445
ConocoPhillips	34,137	1,435,802
			Broadcom Corp., Class A(1)	18,846	467,192
Devon Energy Corp.	10,880	592,960
Exxon Mobil Corp.	116,653	8,155,211	Intel Corp.	98,267	1,626,319
			Lam Research Corp.(1)	3,685	95,810
Frontier Oil Corp.	20,656	270,800
McMoRan Exploration Co.(1)	35,700	212,772	Linear Technology Corp.	17,735	414,112
			LSI Corp.(1)	64,162	292,579
Murphy Oil Corp.	5,458	296,479
			Skyworks Solutions, Inc.(1)	47,388	463,455
Occidental Petroleum Corp.	22,257	1,464,733
Peabody Energy Corp.	16,295	491,457	Texas Instruments, Inc.	50,819	1,082,445
Valero Energy Corp.	52,372	884,563	Xilinx, Inc.	9,505	194,472
World Fuel Services Corp.	6,637	273,644			5,344,635
		18,508,127	SOFTWARE — 4.7%
PERSONAL PRODUCTS — 0.2%			Adobe Systems, Inc.(1)	18,295	517,749
Mead Johnson Nutrition Co.,			Autodesk, Inc.(1)	25,235	478,960
Class A(1)	13,442	427,052	Cerner Corp.(1)	793	49,396
18

NT Equity Growth

	Shares	Value		Shares	Value
Microsoft Corp.	183,579	$ 4,363,673	Temporary Cash Investments — 0.9%
Oracle Corp.	85,076	1,822,328	JPMorgan U.S. Treasury
Quest Software, Inc.(1)	8,848	123,341	Plus Money Market Fund
Sybase, Inc.(1)	26,186	820,669	Agency Shares	93,627	$ 93,627
Symantec Corp.(1)	28,890	449,529	Repurchase Agreement, Credit Suisse First
Synopsys, Inc.(1)	10,755	209,830	Boston, Inc., (collateralized by various
			U.S. Treasury obligations, 4.25%, 5/15/39,
Take-Two Interactive			value at $1,740,535) in a joint trading
Software, Inc.(1)	16,545	156,681	account at 0.001%, dated 6/30/09,
		8,992,156	due 7/1/09 (Delivery value $1,700,000)		$1,700,000
SPECIALTY RETAIL — 1.5%			TOTAL TEMPORARY
AutoZone, Inc.(1)	854	129,048	CASH INVESTMENTS
			(Cost $1,793,627)		1,793,627
Gap, Inc. (The)	64,215	1,053,126	TOTAL INVESTMENT
Home Depot, Inc. (The)	12,003	283,631	SECURITIES — 99.7%
RadioShack Corp.	16,978	237,013	(Cost $186,300,834)		190,494,924
Ross Stores, Inc.	16,494	636,668	OTHER ASSETS AND
Sherwin-Williams Co. (The)	8,495	456,606	LIABILITIES — 0.3%		551,419
Tractor Supply Co.(1)	3,097	127,968	TOTAL NET ASSETS — 100.0%		$191,046,343
		2,924,060
TEXTILES, APPAREL & LUXURY GOODS — 0.3%
Liz Claiborne, Inc.	39,683	114,287
Polo Ralph Lauren Corp.	8,715	466,601
		580,888
TOTAL COMMON STOCKS
(Cost $184,507,207)		188,701,297

Notes to Schedule of Investments
SPDR = Standard & Poor’s Depositary Receipts
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

19

NT Small Company

JUNE 30, 2009

	Shares	Value		Shares	Value
Common Stocks — 98.8%			CAPITAL MARKETS — 2.0%
			Calamos Asset Management,
AEROSPACE & DEFENSE — 2.5%			Inc., Class A	19,260	$ 271,759
American Science &			Evercore Partners, Inc.,
Engineering, Inc.	1,482	$ 102,436	Class A	1,415	27,791
Applied Signal			Investment Technology
Technology, Inc.	2,248	57,346	Group, Inc.(1)	7,567	154,291
Ceradyne, Inc.(1)	4,306	76,044
			Knight Capital Group, Inc.,
Cubic Corp.	2,673	95,667	Class A(1)	5,698	97,151
Esterline Technologies			LaBranche & Co., Inc.(1)	1,610	6,923
Corp.(1)	5,059	136,947
			optionsXpress Holdings, Inc.	7,722	119,923
Moog, Inc., Class A(1)	6,491	167,533
			Stifel Financial Corp.(1)	1,008	48,475
Orbital Sciences Corp.(1)	9,462	143,538
			SWS Group, Inc.	4,859	67,880
Teledyne Technologies, Inc.(1)	5,289	173,215	TD Ameritrade
TransDigm Group, Inc.(1)	3,194	115,623	Holding Corp.(1)	373	6,542
Triumph Group, Inc.	2,897	115,880	TradeStation Group, Inc.(1)	15,316	129,573
		1,184,229			930,308
AIR FREIGHT & LOGISTICS — 0.2%			CHEMICALS — 1.9%
Hub Group, Inc., Class A(1)	5,621	116,017	A. Schulman, Inc.	4,881	73,752
AIRLINES — 0.2%			CF Industries Holdings, Inc.	1,627	120,626
SkyWest, Inc.	8,548	87,190	Innophos Holdings, Inc.	2,713	45,823
AUTO COMPONENTS — 0.6%			Koppers Holdings, Inc.	13,498	355,942
Autoliv, Inc.	771	22,182	Minerals Technologies, Inc.	443	15,957
Hawk Corp., Class A(1)	8,617	119,345	OM Group, Inc.(1)	4,672	135,581
Superior Industries			Scotts Miracle-Gro Co. (The),
International, Inc.	3,442	48,532	Class A	797	27,935
TRW Automotive			Solutia, Inc.(1)	19,182	110,488
Holdings Corp.(1)	4,521	51,087			886,104
WABCO Holdings, Inc.	2,988	52,888	COMMERCIAL BANKS — 4.5%
		294,034	Bank of Hawaii Corp.	4,537	162,561
BIOTECHNOLOGY — 1.1%			Central Pacific
Alkermes, Inc.(1)	778	8,418	Financial Corp.	5,985	22,444
Cubist Pharmaceuticals,			City National Corp.	1,560	57,455
Inc.(1)	12,511	229,327	Commerce Bancshares, Inc.	4,681	148,996
Emergent Biosolutions, Inc.(1)	2,638	37,802	Community Bank
Enzon Pharmaceuticals,			System, Inc.	5,725	83,356
Inc.(1)	5,265	41,436	CVB Financial Corp.	8,457	50,488
Martek Biosciences Corp.(1)	10,081	213,213	FirstMerit Corp.	3,151	53,504
		530,196	Glacier Bancorp., Inc.	10,553	155,868
BUILDING PRODUCTS — 0.7%			NBT Bancorp., Inc.	5,991	130,065
Apogee Enterprises, Inc.	4,800	59,040	PacWest Bancorp.	2,015	26,517
Gibraltar Industries, Inc.	7,686	52,803	Prosperity Bancshares, Inc.	7,193	214,567
Lennox International, Inc.	2,217	71,188	Signature Bank(1)	5,189	140,726
NCI Building Systems, Inc.(1)	3,952	10,433	Sterling Bancshares, Inc.	12,660	80,138
Simpson Manufacturing			SVB Financial Group(1)	5,789	157,576
Co., Inc.	6,287	135,925	TCF Financial Corp.	3,980	53,213
		329,389

20

NT Small Company

	Shares	Value		Shares	Value
Tompkins Financial Corp.	982	$ 47,087	Insituform Technologies, Inc.,
Trustmark Corp.	2,772	53,555	Class A(1)	5,991	$ 101,667
UMB Financial Corp.	6,588	250,410	Michael Baker Corp.(1)	4,220	178,759
United Bankshares, Inc.	2,888	56,431			757,482
Valley National Bancorp.	9,398	109,957	CONSUMER FINANCE — 0.5%
Westamerica Bancorp.	1,164	57,746	Cash America
Wilshire Bancorp., Inc.	3,646	20,964	International, Inc.	5,002	116,997
		2,133,624	First Cash Financial
			Services, Inc.(1)	4,370	76,563
COMMERCIAL SERVICES & SUPPLIES — 1.5%			World Acceptance Corp.(1)	2,852	56,783
ABM Industries, Inc.	7,389	133,519			250,343
ATC Technology Corp.(1)	3,664	53,128
			CONTAINERS & PACKAGING — 1.8%
Comfort Systems USA, Inc.	6,676	68,429	Crown Holdings, Inc.(1)	675	16,295
Knoll, Inc.	26,012	197,171	Rock-Tenn Co., Class A	17,708	675,737
PRG-Schultz
International, Inc.(1)	4,053	10,943	Silgan Holdings, Inc.	3,431	168,222
Tetra Tech, Inc.(1)	8,875	254,269			860,254
		717,459	DIVERSIFIED CONSUMER SERVICES — 1.0%
			Capella Education Co.(1)	3,000	179,850
COMMUNICATIONS EQUIPMENT — 2.5%
Arris Group, Inc.(1)	24,080	292,813	Hillenbrand, Inc.	10,290	171,226
Avocent Corp.(1)	4,252	59,358	Pre-Paid Legal
			Services, Inc.(1)	1,264	55,098
Blue Coat Systems, Inc.(1)	6,606	109,263	Universal Technical
Comtech Telecommunications			Institute, Inc.(1)	3,306	49,358
Corp.(1)	4,271	136,160			455,532
Harmonic, Inc.(1)	16,771	98,781	DIVERSIFIED FINANCIAL SERVICES — 0.4%
InterDigital, Inc.(1)	3,989	97,491	Financial Federal Corp.	4,332	89,023
PC-Tel, Inc.(1)	3,475	18,591	Interactive Brokers Group,
Riverbed Technology, Inc.(1)	5,487	127,244	Inc., Class A(1)	6,998	108,679
Sierra Wireless, Inc.(1)	6,988	39,971			197,702
Symmetricom, Inc.(1)	8,039	46,385	DIVERSIFIED TELECOMMUNICATION
			SERVICES — 0.6%
Tekelec(1)	9,829	165,422
			CenturyTel, Inc.	6,627	203,449
Tollgrade
Communications, Inc.(1)	752	3,941	Neutral Tandem, Inc.(1)	2,951	87,113
		1,195,420			290,562
COMPUTERS & PERIPHERALS — 1.3%			ELECTRIC UTILITIES — 0.9%
Adaptec, Inc.(1)	15,397	40,802	Central Vermont Public
			Service Corp.	1,704	30,842
Hutchinson Technology, Inc.(1)	2,721	5,306
			Cleco Corp.	9,732	218,192
Lexmark International, Inc.,			Maine & Maritimes Corp.	772	26,827
Class A(1)	5,183	82,151
Novatel Wireless, Inc.(1)	6,721	60,623	UniSource Energy Corp.	6,219	165,052
Seagate Technology	4,846	50,689			440,913
			ELECTRICAL EQUIPMENT — 2.0%
Synaptics, Inc.(1)	9,389	362,885
			Acuity Brands, Inc.	6,974	195,621
		602,456
			Brady Corp., Class A	10,703	268,859
CONSTRUCTION & ENGINEERING — 1.6%
			GrafTech International Ltd.(1)	12,148	137,394
EMCOR Group, Inc.(1)	23,251	467,810
			Hubbell, Inc., Class B	3,854	123,559
Furmanite Corp.(1)	2,073	9,246
			Thomas & Betts Corp.(1)	6,857	197,893
					923,326

21

NT Small Company

	Shares	Value		Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS &			J&J Snack Foods Corp.	1,849	$ 66,379
COMPONENTS — 3.5%			Lancaster Colony Corp.	2,327	102,551
Benchmark			Overhill Farms, Inc.(1)	14,197	74,818
Electronics, Inc.(1)	11,603	$ 167,083
			Sanderson Farms, Inc.	2,589	116,505
Brightpoint, Inc.(1)	8,940	56,054
			TreeHouse Foods, Inc.(1)	9,841	283,126
Celestica, Inc.(1)	55,879	381,095
			Zhongpin, Inc.(1)	2,726	28,241
Cognex Corp.	5,821	82,251
					1,113,356
CTS Corp.	5,617	36,791
			GAS UTILITIES — 3.0%
Dolby Laboratories, Inc.,
Class A(1)	2,953	110,088	Atmos Energy Corp.	13,686	342,698
Electro Scientific			Laclede Group, Inc. (The)	6,637	219,884
Industries, Inc.(1)	6,007	67,158	New Jersey Resources Corp.	7,085	262,428
Gerber Scientific, Inc.(1)	4,171	10,428	Northwest Natural Gas Co.	1,615	71,577
Insight Enterprises, Inc.(1)	5,696	55,023	South Jersey Industries, Inc.	4,297	149,922
Itron, Inc.(1)	2,502	137,785	Southwest Gas Corp.	2,225	49,417
Keithley Instruments, Inc.	2,131	8,524	UGI Corp.	11,461	292,141
LoJack Corp.(1)	2,217	9,289			1,388,067
Mercury Computer			HEALTH CARE EQUIPMENT & SUPPLIES — 3.4%
Systems, Inc.(1)	2,873	26,575	American Medical Systems
			Holdings, Inc.(1)	13,731	216,950
Methode Electronics, Inc.	40,219	282,338
			CONMED Corp.(1)	6,546	101,594
Newport Corp.(1)	6,457	37,386
Radisys Corp.(1)	4,011	36,139	Cooper Cos., Inc. (The)	7,522	186,019
			Cyberonics, Inc.(1)	5,773	96,005
SYNNEX Corp.(1)	3,144	78,569
			Edwards Lifesciences Corp.(1)	701	47,689
TTM Technologies, Inc.(1)	7,424	59,095
			Greatbatch, Inc.(1)	3,900	88,179
		1,641,671
ENERGY EQUIPMENT & SERVICES — 2.7%			Haemonetics Corp.(1)	3,423	195,111
Atwood Oceanics, Inc.(1)	6,793	169,214	ICU Medical, Inc.(1)	2,157	88,760
Basic Energy Services, Inc.(1)	18,616	127,147	Invacare Corp.	16,512	291,437
CARBO Ceramics, Inc.	2,794	95,555	Kensey Nash Corp.(1)	4,663	122,217
Dril-Quip, Inc.(1)	4,309	164,173	STERIS Corp.	1,445	37,686
			Thoratec Corp.(1)	4,574	122,492
ENGlobal Corp.(1)	1,768	8,699
Lufkin Industries, Inc.	785	33,009			1,594,139
Matrix Service Co.(1)	4,383	50,317	HEALTH CARE PROVIDERS & SERVICES — 4.4%
			AMERIGROUP Corp.(1)	9,724	261,089
Oil States International, Inc.(1)	16,520	399,949
			Amsurg Corp.(1)	1,295	27,765
T-3 Energy Services, Inc.(1)	2,478	29,513
Unit Corp.(1)	7,799	215,018	Catalyst Health
			Solutions, Inc.(1)	5,760	143,655
		1,292,594	Centene Corp.(1)	17,512	349,890
FOOD & STAPLES RETAILING — 0.7%			Emergency Medical
Nash Finch Co.	2,431	65,783	Services Corp., Class A(1)	5,030	185,205
Spartan Stores, Inc.	3,944	48,945	Gentiva Health
United Natural Foods, Inc.(1)	7,454	195,667	Services, Inc.(1)	4,630	76,210
		310,395	Healthspring, Inc.(1)	8,649	93,928
FOOD PRODUCTS — 2.4%			HMS Holdings Corp.(1)	3,268	133,073
Darling International, Inc.(1)	19,920	131,472	LHC Group, Inc.(1)	5,497	122,088
Diamond Foods, Inc.	2,812	78,455	Magellan Health
Green Mountain Coffee			Services, Inc.(1)	5,447	178,771
Roasters, Inc.(1)	3,921	231,809	Molina Healthcare, Inc.(1)	2,458	58,795

22

NT Small Company

	Shares	Value		Shares	Value
MWI Veterinary Supply, Inc.(1)	1,533	$ 53,440	INTERNET & CATALOG RETAIL — 0.3%
Nighthawk Radiology			NutriSystem, Inc.	5,130	$ 74,385
Holdings, Inc.(1)	2,087	7,722	PetMed Express, Inc.(1)	2,634	39,589
PharMerica Corp.(1)	5,513	108,220	Ticketmaster
PSS World Medical, Inc.(1)	10,887	201,518	Entertainment, Inc.(1)	6,658	42,744
RehabCare Group, Inc.(1)	2,892	69,206			156,718
		2,070,575	INTERNET SOFTWARE & SERVICES — 1.6%
HOTELS, RESTAURANTS & LEISURE — 3.6%			Dice Holdings, Inc.(1)	2,026	9,421
AFC Enterprises, Inc.(1)	17,570	118,597	EarthLink, Inc.(1)	33,818	250,591
Bally Technologies, Inc.(1)	5,675	169,796	j2 Global
			Communications, Inc.(1)	9,816	221,449
CEC Entertainment, Inc.(1)	13,131	387,102
			LogMeIn, Inc.(1)	2,048	32,768
Choice Hotels
International, Inc.	7,333	195,131	Open Text Corp.(1)	4,126	150,269
Cracker Barrel Old Country			United Online, Inc.	14,075	91,628
Store, Inc.	3,818	106,522			756,126
Einstein Noah Restaurant			IT SERVICES — 3.9%
Group, Inc.(1)	1,148	9,930
			Acxiom Corp.	21,769	192,220
Isle of Capri Casinos, Inc.(1)	2,253	30,010	Broadridge Financial
Panera Bread Co., Class A(1)	4,617	230,204	Solutions, Inc.	8,860	146,899
PF Chang’s China			CACI International, Inc.,
Bistro, Inc.(1)	4,588	147,091	Class A(1)	5,187	221,537
Ruth’s Hospitality			CIBER, Inc.(1)	13,854	42,947
Group, Inc.(1)	2,364	8,676	CSG Systems
WMS Industries, Inc.(1)	8,772	276,406	International, Inc.(1)	24,237	320,898
		1,679,465	Cybersource Corp.(1)	8,436	129,071
HOUSEHOLD DURABLES — 0.5%			Global Cash Access
Harman International			Holdings, Inc.(1)	20,032	159,455
Industries, Inc.	5,317	99,960	Heartland Payment
Meritage Homes Corp.(1)	5,293	99,826	Systems, Inc.	3,692	35,332
Universal Electronics, Inc.(1)	1,100	22,187	Hewitt Associates, Inc.,
			Class A(1)	5,955	177,340
		221,973
			SAIC, Inc.(1)	7,238	134,265
HOUSEHOLD PRODUCTS — 0.3%
			Wright Express Corp.(1)	11,166	284,398
Central Garden and Pet Co.,
Class A(1)	12,311	121,263			1,844,362
INSURANCE — 3.4%			LEISURE EQUIPMENT & PRODUCTS — 0.6%
Allied World Assurance Co.			JAKKS Pacific, Inc.(1)	4,579	58,749
Holdings Ltd.	7,437	303,653	Polaris Industries, Inc.	6,903	221,724
American Financial			Sport Supply Group, Inc.	2,189	18,803
Group, Inc.	11,444	246,961			299,276
AMERISAFE, Inc.(1)	6,346	98,744	LIFE SCIENCES TOOLS & SERVICES — 0.9%
Aspen Insurance			Bio-Rad Laboratories, Inc.,
Holdings Ltd.	17,005	379,892	Class A(1)	1,427	107,710
Delphi Financial Group, Inc.,			Dionex Corp.(1)	3,182	194,197
Class A	7,306	141,955
			Life Technologies Corp.(1)	2,636	109,974
Navigators Group, Inc. (The)(1)	2,168	96,324			411,881
Platinum Underwriters
Holdings Ltd.	5,403	154,472
Tower Group, Inc.	6,279	155,594
		1,577,595

23

NT Small Company

	Shares	Value		Shares	Value
MACHINERY — 3.9%			St. Mary Land &
Altra Holdings, Inc.(1)	3,552	$ 26,604	Exploration Co.	9,117	$ 190,272
Blount International, Inc.(1)	6,150	52,952	Stone Energy Corp.(1)	5,568	41,314
Chart Industries, Inc.(1)	13,775	250,429	World Fuel Services Corp.	5,148	212,252
CIRCOR International, Inc.	2,844	67,147			958,014
EnPro Industries, Inc.(1)	8,960	161,370	PAPER & FOREST PRODUCTS — 0.4%
			Buckeye Technologies, Inc.(1)	17,745	79,675
ESCO Technologies, Inc.(1)	2,530	113,344
			Clearwater Paper Corp.(1)	2,616	66,158
Gardner Denver, Inc.(1)	13,416	337,681
Hardinge, Inc.	2,727	11,590	KapStone Paper and
			Packaging Corp.(1)	7,914	37,117
Lydall, Inc.(1)	3,313	11,264
					182,950
Robbins & Myers, Inc.	17,306	333,141	PERSONAL PRODUCTS — 0.3%
Timken Co.	11,924	203,662	Chattem, Inc.(1)	2,399	163,372
Toro Co.	4,647	138,945	PHARMACEUTICALS — 1.2%
Watts Water Technologies,			King Pharmaceuticals, Inc.(1)	21,275	204,878
Inc., Class A	5,097	109,789
		1,817,918	Matrixx Initiatives, Inc.(1)	971	5,428
MARINE — 1.0%			Medicis Pharmaceutical
			Corp., Class A	13,671	223,111
Kirby Corp.(1)	14,280	453,961
			Questcor
MEDIA — 0.2%			Pharmaceuticals, Inc.(1)	3,179	15,895
CTC Media, Inc.(1)	3,036	35,885	Sucampo Pharmaceuticals,
DreamWorks Animation SKG,			Inc., Class A(1)	1,089	6,719
Inc., Class A(1)	664	18,320	ViroPharma, Inc.(1)	22,125	131,201
Mediacom Communications					587,232
Corp., Class A(1)	4,610	23,557
			PROFESSIONAL SERVICES — 0.5%
		77,762
			COMSYS IT Partners, Inc.(1)	17,362	101,568
METALS & MINING — 0.7%
			Heidrick & Struggles
Brush Engineered			International, Inc.	2,829	51,629
Materials, Inc.(1)	3,425	57,369
			On Assignment, Inc.(1)	1,722	6,733
Cliffs Natural Resources, Inc.	1,701	41,623
			Spherion Corp.(1)	3,385	13,946
Compass Minerals
International, Inc.	3,856	211,733	Watson Wyatt Worldwide,
		310,725	Inc., Class A	2,245	84,255
MULTILINE RETAIL — 0.7%					258,131
Dollar Tree, Inc.(1)	5,437	228,898	REAL ESTATE INVESTMENT TRUSTS (REITs) — 5.7%
Fred’s, Inc., Class A	7,040	88,704	Colonial Properties Trust	11,085	82,029
			Corporate Office
		317,602	Properties Trust	3,154	92,507
MULTI-INDUSTRY — 1.3%			Equity LifeStyle
SPDR KBW Regional			Properties, Inc.	10,598	394,034
Banking ETF	33,563	615,210	Extra Space Storage, Inc.	6,149	51,344
MULTI-UTILITIES — 0.2%			Home Properties, Inc.	5,306	180,935
CH Energy Group, Inc.	1,676	78,269	Kilroy Realty Corp.	5,725	117,592
OIL, GAS & CONSUMABLE FUELS — 2.0%			Mack-Cali Realty Corp.	1,873	42,704
Alpha Natural			Mid-America Apartment
Resources, Inc.(1)	14,163	372,062
			Communities, Inc.	5,010	183,917
Penn Virginia Corp.	6,198	101,461	National Retail
Petroleum Development			Properties, Inc.	13,160	228,326
Corp.(1)	2,591	40,653
			PS Business Parks, Inc.	3,962	191,919

24

NT Small Company

	Shares	Value		Shares	Value
Realty Income Corp.	4,578	$ 100,350	Informatica Corp.(1)	12,595	$ 216,508
Senior Housing			JDA Software Group, Inc.(1)	5,256	78,630
Properties Trust	19,142	312,397	Manhattan Associates, Inc.(1)	1,923	35,037
Sovran Self Storage, Inc.	3,840	94,464	Mentor Graphics Corp.(1)	11,560	63,233
Tanger Factory Outlet Centers	5,579	180,927
			NetScout Systems, Inc.(1)	5,097	47,810
Taubman Centers, Inc.	15,051	404,270
			Progress Software Corp.(1)	6,914	146,369
		2,657,715
			Quest Software, Inc.(1)	3,550	49,487
ROAD & RAIL — 1.3%
			Soapstone Networks, Inc.(1)	8,428	35,229
Arkansas Best Corp.	3,660	96,441
Dollar Thrifty Automotive			SPSS, Inc.(1)	7,269	242,567
Group, Inc.(1)	7,575	105,671	Sybase, Inc.(1)	9,597	300,770
Heartland Express, Inc.	8,148	119,938	Synopsys, Inc.(1)	16,057	313,272
Knight Transportation, Inc.	8,312	137,564	Take-Two Interactive
Old Dominion Freight			Software, Inc.(1)	14,119	133,707
Line, Inc.(1)	4,100	137,637	Taleo Corp., Class A(1)	5,173	94,511
		597,251	Tyler Technologies, Inc.(1)	4,870	76,069
SEMICONDUCTORS & SEMICONDUCTOR					1,953,843
EQUIPMENT — 5.0%			SPECIALTY RETAIL — 4.1%
Actel Corp.(1)	2,053	22,029
			Aaron’s, Inc.	8,428	251,323
Advanced Energy			Aeropostale, Inc.(1)	5,122	175,531
Industries, Inc.(1)	3,147	28,291
			Cabela’s, Inc.(1)	6,814	83,812
ASM International NV(1)	11,056	162,634
Cirrus Logic, Inc.(1)	1,932	8,694	Cato Corp. (The), Class A	5,166	90,095
			Children’s Place Retail
Cohu, Inc.	1,467	13,174	Stores, Inc. (The)(1)	4,281	113,147
Cypress Semiconductor			Dress Barn, Inc. (The)(1)	7,744	110,739
Corp.(1)	41,579	382,527
Exar Corp.(1)	10,248	73,683	Finish Line, Inc. (The),
			Class A	9,325	69,191
FEI Co.(1)	6,447	147,636
			Genesco, Inc.(1)	9,893	185,692
Integrated Device			Hibbett Sports, Inc.(1)	4,900	88,200
Technology, Inc.(1)	13,412	81,008
			Hot Topic, Inc.(1)	15,952	116,609
Micrel, Inc.	3,837	28,087
			Jo-Ann Stores, Inc.(1)	14,671	303,250
MKS Instruments, Inc.(1)	7,619	100,495
Pericom Semiconductor			Midas, Inc.(1)	829	8,688
Corp.(1)	4,047	34,076	Stage Stores, Inc.	6,762	75,058
Rudolph Technologies, Inc.(1)	4,860	26,827	Tractor Supply Co.(1)	6,594	272,464
Silicon Image, Inc.(1)	31,335	72,070			1,943,799
Silicon Laboratories, Inc.(1)	2,401	91,094	TEXTILES, APPAREL & LUXURY GOODS — 2.0%
Skyworks Solutions, Inc.(1)	48,291	472,286	Carter’s, Inc.(1)	9,625	236,871
Standard Microsystems			Fossil, Inc.(1)	7,692	185,223
Corp.(1)	10,977	224,480	Liz Claiborne, Inc.	9,467	27,265
Ultratech, Inc.(1)	2,173	26,750	Maidenform Brands, Inc.(1)	3,159	36,234
Varian Semiconductor			Steven Madden Ltd.(1)	2,654	67,544
Equipment Associates, Inc.(1)	10,906	261,635
			True Religion Apparel, Inc.(1)	3,132	69,844
Volterra Semiconductor
Corp.(1)	8,518	111,926	Unifirst Corp.	2,771	102,998
		2,369,402	Volcom, Inc.(1)	2,873	35,913
SOFTWARE — 4.2%			Wolverine World Wide, Inc.	8,637	190,532
Blackboard, Inc.(1)	2,751	79,394			952,424
Epicor Software Corp.(1)	7,783	41,250

25

NT Small Company

	Shares	Value		Shares	Value
THRIFTS & MORTGAGE FINANCE — 0.5%			Temporary Cash Investments — 1.0%
Charter Financial Corp.	787	$ 9,247	JPMorgan U.S. Treasury
First Niagara Financial			Plus Money Market Fund
Group, Inc.	8,495	97,013	Agency Shares	82,299	$ 82,299
Provident Financial			Repurchase Agreement, Credit Suisse First
Services, Inc.	6,700	60,970	Boston, Inc., (collateralized by various
TrustCo Bank Corp. NY	14,459	85,453	U.S. Treasury obligations, 4.25%, 5/15/39,
		252,683	value at $409,538) in a joint trading
			account at 0.001%, dated 6/30/09, due
TRADING COMPANIES & DISTRIBUTORS — 0.5%			7/1/09 (Delivery value $400,000)		400,000
WESCO International, Inc.(1)	8,557	214,267	TOTAL TEMPORARY
WIRELESS TELECOMMUNICATION SERVICES — 0.1%			CASH INVESTMENTS
Syniverse Holdings, Inc.(1)	3,016	48,347	(Cost $482,299)		482,299
TOTAL COMMON STOCKS			TOTAL INVESTMENT
(Cost $44,292,330)		46,472,873	SECURITIES — 99.8%
			(Cost $44,774,629)		46,955,172
			OTHER ASSETS AND
			LIABILITIES — 0.2%		85,513
			TOTAL NET ASSETS — 100.0%		$47,040,685

Notes to Schedule of Investments
ETF = Exchange Traded Fund
SPDR = Standard & Poor’s Depositary Receipts
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

26

Statement of Assets and Liabilities

JUNE 30, 2009
	NT Equity Growth	NT Small Company
Assets
Investment securities, at value (cost of $186,300,834 and $44,774,629, respectively)	$190,494,924	$ 46,955,172
Receivable for investments sold	6,827,635	—
Receivable for capital shares sold	418,030	105,859
Dividends and interest receivable	180,404	40,840
	197,920,993	47,101,871

Liabilities
Payable for investments purchased	6,789,741	32,768
Payable for capital shares redeemed	8,098	1,656
Accrued management fees	76,811	26,762
	6,874,650	61,186

Net Assets	$191,046,343	$ 47,040,685

Institutional Class Capital Shares, $0.01 Par Value
Authorized	100,000,000	100,000,000
Outstanding	27,063,026	8,555,545

Net Asset Value Per Share	$7.06	$5.50

Net Assets Consist of:
Capital (par value and paid-in surplus)	$230,201,812	$ 60,575,621
Undistributed net investment income	11,314	111,450
Accumulated net realized loss on investment transactions	(43,360,873)	(15,826,929)
Net unrealized appreciation on investments	4,194,090	2,180,543
	$191,046,343	$ 47,040,685

See Notes to Financial Statements.

27

Statement of Operations

YEAR ENDED JUNE 30, 2009
	NT Equity Growth	NT Small Company
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,705 and $113, respectively)	$ 3,069,051	$ 398,010
Interest	7,425	2,037
Securities lending, net	13,013	15,265
	3,089,489	415,312

Expenses:
Management fees	658,578	229,284
Directors’ fees and expenses	4,994	1,253
Other expenses	351	147
	663,923	230,684

Net investment income (loss)	2,425,566	184,628

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(37,957,438)	(12,069,894)
Futures contract transactions	154,816	(45,834)
	(37,802,622)	(12,115,728)

Change in net unrealized appreciation (depreciation) on investments	3,088,081	1,528,757

Net realized and unrealized gain (loss)	(34,714,541)	(10,586,971)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(32,288,975)	$(10,402,343)

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2009 AND JUNE 30, 2008
	NT Equity Growth		NT Small Company
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 2,425,566	$ 1,208,495	$ 184,628	$ 73,320
Net realized gain (loss)	(37,802,622)	(5,031,270)	(12,115,728)	(2,924,199)
Change in net unrealized
appreciation (depreciation)	3,088,081	(8,593,467)	1,528,757	(1,865,404)
Net increase (decrease) in net assets
resulting from operations	(32,288,975)	(12,416,242)	(10,402,343)	(4,716,283)

Distributions to Shareholders
From net investment income	(2,756,354)	(858,273)	(84,064)	(81,214)
From net realized gains	—	(957,648)	—	—
Decrease in net assets from distributions	(2,756,354)	(1,815,921)	(84,064)	(81,214)

Capital Share Transactions
Proceeds from shares sold	138,962,826	45,953,883	35,672,084	13,505,490
Payments for shares redeemed	(25,288,359)	(11,249,770)	(6,322,703)	(4,324,020)
Net increase (decrease) in net assets
from capital share transactions	113,674,467	34,704,113	29,349,381	9,181,470

Net increase (decrease) in net assets	78,629,138	20,471,950	18,862,974	4,383,973

Net Assets
Beginning of period	112,417,205	91,945,255	28,177,711	23,793,738
End of period	$191,046,343	$112,417,205	$ 47,040,685	$28,177,711

Undistributed net investment income	$11,314	$355,331	$111,450	$11,155

Transactions in Shares of the Funds
Sold	19,416,650	4,305,938	6,404,893	1,493,603
Redeemed	(3,616,866)	(1,014,028)	(1,126,952)	(449,818)
Net increase (decrease) in
shares of the funds	15,799,784	3,291,910	5,277,941	1,043,785

See Notes to Financial Statements.

29

Notes to Financial Statements

JUNE 30, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Equity Growth Fund (NT Equity Growth) and NT Small Company Fund (NT Small Company) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek long-term capital growth. The funds pursue this investment objective by investing in common stocks. NT Small Company primarily invests in smaller-capitalization U.S. companies. The funds are not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The following is a summary of the funds’ significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities on Loan — The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while

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awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the funds remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since June 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through August 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses

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of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200% for NT Equity Growth and from 0.5380% to 0.7200% for NT Small Company. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for NT Equity Growth and NT Small Company for the year ended June 30, 2009, was 0.49% and 0.69%, respectively.

Acquired Fund Fees and Expenses — The funds may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The funds will indirectly realize their pro rata share of the fees and expenses of the acquired funds in which they invest. These indirect fees and expenses are not paid out of the funds’ assets but are reflected in the return realized by the funds on their investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The funds are wholly owned, in aggregate, by various funds in a series issues by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended June 30, 2009, were as follows:

	NT Equity Growth	NT Small Company
Purchases	$256,262,885	$65,427,154
Sales	$144,305,178	$36,357,377

4. Securities Lending

As of June 30, 2009, the funds did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds’ risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

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5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities as of June 30, 2009:

Fund	Level 1	Level 2	Level 3
NT Equity Growth
Investment Securities
Common Stocks	$188,701,297	—	—
Temporary Cash Investments	93,627	$1,700,000	—
Total Value of Investment Securities	$188,794,924	$1,700,000	—
NT Small Company
Investment Securities
Common Stocks	$46,472,873	—	—
Temporary Cash Investments	82,299	$400,000	—
Total Value of Investment Securities	$46,555,172	$400,000	—

6. Derivative Instruments

Equity Price Risk — The funds are subject to equity price risk in the normal course of pursuing their investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the year ended June 30, 2009, the funds purchased futures contracts.

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For NT Equity Growth, for the year ended June 30, 2009, the effect of equity price risk derivatives on the Statement of Operations was $154,816 in net realized gain (loss) on futures contract transactions.

For NT Small Company, for the year ended June 30, 2009, the effect of equity price risk derivatives on the Statement of Operations was $(45,834) in net realized gain (loss) on futures contract transactions.

NT Equity Growth’s and NT Small Company’s infrequent use of derivative instruments and the effect of derivatives on the Statement of Operations are indicative of each fund’s typical volume.

7. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended June 30, 2009.

8. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2009, the funds did not utilize the program.

9. Risk Factors

NT Small Company concentrates its investments in common stocks of small companies. Because of this, NT Small Company may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

10. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008, were as follows:

	NT Equity Growth		NT Small Company
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$2,756,354	$1,195,079	$84,064	$81,214
Long-term capital gains	—	$620,842	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of June 30, 2009, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

	NT Equity Growth	NT Small Company
Federal tax cost of investments	$196,384,422	$48,281,015
Gross tax appreciation of investments	$ 7,036,060	$ 2,703,686
Gross tax depreciation of investments	(12,925,558)	(4,029,529)
Net tax appreciation (depreciation) of investments	$ (5,889,498)	$(1,325,843)
Undistributed ordinary income	$11,314	$111,450
Accumulated capital losses	$(9,087,176)	$(4,210,593)
Capital loss deferrals	$(24,190,109)	$(8,109,950)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to large shareholder redemptions and contributions. NT Equity Growth’s capital loss carryovers expire in 2017. Capital loss carryovers of $(652,509), $(396,625) and $(3,161,459) expire in 2014, 2016 and 2017, respectively, for NT Small Company.

The capital loss deferrals listed above represent net capital losses incurred in the eight-month period ended June 30, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

12. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2009.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended June 30, 2009.

NT Equity Growth	NT Small Company
$2,756,354	$84,064

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Financial Highlights
NT Equity Growth

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$9.98	$11.53	$10.87	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.13(3)	0.12	0.06	0.07
Net Realized and Unrealized Gain (Loss)	(2.89)	(1.47)	0.65	0.87
Total From Investment Operations	(2.76)	(1.35)	0.71	0.94
Distributions
From Net Investment Income	(0.16)	(0.09)	(0.05)	(0.07)
From Net Realized Gains	—	(0.11)	—	—
Total Distributions	(0.16)	(0.20)	(0.05)	(0.07)
Net Asset Value, End of Period	$7.06	$9.98	$11.53	$10.87

Total Return(4)	(27.73)%	(11.84)%	6.59%	9.47%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.50%	0.47%	0.47%(5)	0.47%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.82%	1.20%	1.04%(5)	1.20%(5)
Portfolio Turnover Rate	109%	99%	54%	65%
Net Assets, End of Period (in thousands)	$191,046	$112,417	$91,945	$71,743

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.
(2)	May 12, 2006 (fund inception) through December 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.

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NT Small Company

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2009	2008	2007(1)	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$8.60	$10.65	$9.80	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.03(3)	0.03	0.02	0.02
Net Realized and Unrealized Gain (Loss)	(3.11)	(2.05)	0.84	(0.20)
Total From Investment Operations	(3.08)	(2.02)	0.86	(0.18)
Distributions
From Net Investment Income	(0.02)	(0.03)	(0.01)	(0.02)
Net Asset Value, End of Period	$5.50	$8.60	$10.65	$9.80

Total Return(4)	(35.83)%	(18.98)%	8.77%	(1.78)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.70%	0.67%	0.67%(5)	0.67%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%	0.29%	0.40%(5)	0.39%(5)
Portfolio Turnover Rate	110%	143%	73%	82%
Net Assets, End of Period (in thousands)	$47,041	$28,178	$23,794	$18,216

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.
(2)	May 12, 2006 (fund inception) through December 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Equity Growth Fund and NT Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Equity Growth Fund and NT Small Company Fund (two of the ten funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Funds”) at June 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 27, 2009

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Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent directors is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007)
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Funds: Director (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

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Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors (asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Funds: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Dimensional Fund Advisors

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Director (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Director: 40
Other Directorships Held by Director: None

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Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
and Controller, various American Century Investments funds (1997 to September
2006)

Jon Zindel, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1967
Position(s) Held with Funds: Tax Officer (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Financial Officer and Chief Accounting
Officer, ACC (March 2007 to present); Vice President, ACC (October 2001 to present);
Vice President, certain ACC subsidiaries (October 2001 to August 2006); Vice
President, Corporate Tax, ACS (April 1998 to August 2006). Also serves as: Chief
Financial Officer, Chief Accounting Officer and Senior Vice President, ACIM,
ACGIM, ACS and other ACC subsidiaries; and Chief Accounting Officer and
Senior Vice President, ACIS

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/ trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the NT Equity Growth Fund and NT Small Company Fund (the “funds”) and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the funds;

• the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning each fund to the cost of owning a similar fund;

• data comparing each fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of each fund to the advisor and the overall profitability of the advisor;

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• data comparing services provided and charges to other non-fund investment management clients of the advisor; and

• collateral or “fall-out” benefits derived by the advisor from the management of the funds, and potential sharing of economies of scale in connection with the management of the funds.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew each fund’s management agreement under the terms ultimately determined by the board to be appropriate, the Directors based their decision on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of fund portfolios

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

43

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage each fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for each fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. NT Equity Growth’s performance for both the one- and three-year periods was above its benchmark. NT Small Company’s performance fell below its benchmark for both the one- and three-year periods during the past year. The board discussed NT Small Company’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the fund.

Shareholder and Other Services. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

44

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing each fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the funds. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of each fund specifically, and the expenses incurred by the advisor in providing various functions to the funds. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of each fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. Each fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee

45

cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of the funds was in the lowest quartile of the total expense ratios of their respective peer groups.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of each fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between each fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term. Also, as part of this process, the advisor and the Directors concluded that it would be appropriate to discuss over the coming year the possibility of changes in the overall fee structure of the funds.

46

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

47

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

The S&P SmallCap 600 Index, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

48

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0908
CL-ANN-66124N

ITEM 2. CODE OF ETHICS.

(a)	The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.
(b)	No response required.
(c)	None.
(d)	None.
(e)	Not applicable.
(f)	The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to
American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on
Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(a)(2)	Peter F. Pervere, Jeanne D. Wohlers and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.
(a)(3)	Not applicable.
(b)	No response required.
(c)	No response required.
(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:
	FY 2008:	$228,571
	FY 2009:	$262,760

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

	For services rendered to the registrant:

	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

	For services rendered to the registrant:

	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

	For services rendered to the registrant:

	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(e)(1)	In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of
Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

	FY 2008:	$90,000
	FY 2009:	$134,350

(h)	The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset
Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
on September 29, 2005.

(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 28, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 28, 2009

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 28, 2009